                                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                              Depositor,

                                                   RESIDENTIAL FUNDING COMPANY, LLC,

                                                           Master Servicer,

                                                                  and

                                                    U.S. BANK NATIONAL ASSOCIATION,

                                            Trustee and Supplemental Interest Trust Trustee

                                                    POOLING AND SERVICING AGREEMENT

                                                     DATED AS OF NOVEMBER 1, 2006

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                                           Series 2006-EFC2

                                                           TABLE OF CONTENTS

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the Depositor58

         Section 2.04.         Representations and Warranties of Residential Funding............................61

         Section 2.05.         Execution and Authentication of Certificates; Conveyance of REMIC Regular Interests 63

         Section 2.06.          Purposes and Powers of the Trust................................................64

         Section 2.07.         Agreement Regarding Ability to Disclose..........................................64

ARTICLE III           ADMINISTRATION AND SERVICING OF MORTGAGE LOANS............................................64

         Section 3.01.         Master Servicer to Act as Servicer...............................................64

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or Certificateholders69

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments
                               78

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                               Reporting .......................................................................97

         Section 4.04.         Distribution of Reports to the Trustee and the Depositor; Advances by the Master

         Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and

         Section 9.01.         Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans
                               138

EXHIBITS

Exhibit A             Form of Class A Certificate
Exhibit B             Form of Class M Certificate
Exhibit C-1           Form of Rule 144A Global Class B Certificate
Exhibit C-2           Form of Temporary Regulation S Global Class B Certificate
Exhibit C-3           Form of Permanent Regulation S Global Class B Certificate
Exhibit D-1           Form of Rule 144A Global Class SB Certificate
Exhibit D-2           Form of Temporary Regulation S Global Class SB Certificate
Exhibit D-3           Form of Permanent Regulation S Global Class SB Certificate
Exhibit E             Form of Class R Certificate
Exhibit F             Form of Custodial Agreement
Exhibit G             Mortgage Loan Schedule
Exhibit H             Form of Request for Release
Exhibit I-1           Form of Transfer Affidavit and Agreement
Exhibit I-2           Form of Transferor Certificate
Exhibit J             Form of Investor Representation Letter
Exhibit K             Form of Transferor Representation Letter
Exhibit L             Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit M             Form of Limited Guaranty
Exhibit N             Form of Lender Certification for Assignment of Mortgage Loan
Exhibit O             Form of Rule 144A Investment Representation
Exhibit P             [Reserved]
Exhibit Q-1           Form of ERISA Representation Letter [Class B Certificates]
Exhibit Q-2           Form of ERISA Representation Letter [Class A Certificates and Class M Certificates]
Exhibit R-1           Form 10-K Certification
Exhibit R-2           Form 10-K Back-up Certification
Exhibit S             Information to be Provided by the Master Servicer to the Rating Agencies Relating to Reportable Modified
                      Mortgage Loans
Exhibit T             Schedule of Swap Agreement Notional Balances
Exhibit U             Swap Agreement
Exhibit V             Servicing Criteria To Be Addressed In Assessment of Compliance
Exhibit W-1           Form of Certificate to be Given by Certificate Owner
Exhibit W-2           Form of Certificate to be Given by Euroclear or Cedel
Exhibit X             Form of Certificate to be Given by Transferee of Beneficial Interest in a Regulation S Book-Entry Certificate
Exhibit Y             Form of Transfer Certificate for Exchange or Transfer from 144A Book-Entry Certificate to Regulation S
                      Book-Entry Certificate
Exhibit Z             Form of Initial Purchaser Exchange Instructions
Exhibit AA            Premium Amount Percentage

         This Pooling and Servicing  Agreement,  effective as of November 1, 2006, among RESIDENTIAL ASSET MORTGAGE PRODUCTS,  INC., as depositor (together with its permitted successors and assigns, the "Depositor"),  RESIDENTIAL FUNDING COMPANY,  LLC, as master servicer
(together  with its  permitted  successors  and  assigns,  the "Master  Servicer"),  and  U.S. BANK  NATIONAL  ASSOCIATION,  a national association  organized  under the laws of the  United States,  as trustee and  supplemental  interest trust trustee  (together with its permitted successors and assigns, the "Trustee" and the "Supplemental Interest Trust Trustee", respectively).

                                                        PRELIMINARY STATEMENT:

         The Depositor intends to sell mortgage  asset-backed  pass-through  certificates  (collectively,  the  "Certificates"),  to be issued hereunder in seventeen  Classes,  which in the aggregate will evidence the entire beneficial  ownership interest in the Mortgage
Loans (as defined herein) and certain other related assets.

                                                                REMIC I

         As provided herein,  the  REMIC Administrator  will make an election to treat the segregated pool of assets  consisting of the
Mortgage Loans and certain other related assets (exclusive of the Supplemental  Interest Trust Account and the Swap  Agreement) subject to this Agreement as a real estate mortgage  investment conduit (a "REMIC") for  federal income tax purposes,  and such segregated pool of assets will be  designated  as  "REMIC I."  The Class R-I  Certificates  will  represent  the sole Class of "residual  interests" in
REMIC I for purposes of the  REMIC Provisions  (as defined  herein) under  federal income tax law. The following table irrevocably sets forth the designation,  remittance rate (the "Uncertificated REMIC I Pass-Through  Rate") and initial Uncertificated  Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular  Interests").  The "latest possible maturity date" (determined for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii)) for  the REMIC I Regular Interests shall be the Distribution
Date immediately succeeding the 360th Distribution Date. The REMIC I Regular Interests will not be certificated.

                         UNCERTIFICATED REMIC I      INITIAL UNCERTIFICATED REMIC I             LATEST POSSIBLE
    DESIGNATION          PASS-THROUGH RATE                  PRINCIPAL BALANCE                    MATURITY DATE
        AA                  Variable(1)                      $392,000,126.29                   December 25, 2036
        A-1                 Variable(1)                        $1,565,220                      December 25, 2036
        A-2                 Variable(1)                         $561,230                       December 25, 2036
        A-3                 Variable(1)                         $720,830                       December 25, 2036
        A-4                 Variable(1)                         $268,720                       December 25, 2036
       M-1S                 Variable(1)                         $150,000                       December 25, 2036
       M-2S                 Variable(1)                         $132,000                       December 25, 2036
       M-3S                 Variable(1)                          $78,000                       December 25, 2036
        M-4                 Variable(1)                          $70,000                       December 25, 2036
        M-5                 Variable(1)                          $70,000                       December 25, 2036
        M-6                 Variable(1)                          $62,000                       December 25, 2036
        M-7                 Variable(1)                          $62,000                       December 25, 2036
        M-8                 Variable(1)                          $42,000                       December 25, 2036
        M-9                 Variable(1)                          $50,000                       December 25, 2036
         B                  Variable(1)                          $44,000                       December 25, 2036
        ZZ                  Variable(1)                       $4,124,002.58                    December 25, 2036
(1)      Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through Rate" herein.

                                                               REMIC II

         As provided  herein,  the  REMIC Administrator  will elect to treat the  segregated  pool of assets  consisting of the REMIC I
Regular  Interests as a REMIC for  federal income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC II".
The Class R  Certificates  will  represent  the sole class of "residual  interests"  in REMIC II  for purposes of the  REMIC Provisions under federal  income tax law. The following  table  irrevocably  sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial
Certificate Principal Balance,  certain features,  Final Scheduled Distribution Date and initial ratings for each Class of Certificates comprising the interests  representing  "regular  interests" in REMIC II.  The "latest possible maturity date" (determined for purposes of satisfying Treasury Regulation  Section 1.860G-1(a)(4)(iii)) for  each Class of REMIC II Regular Interests shall be the Distribution
Date immediately succeeding the 360th Distribution Date.

                                              AGGREGATE INITIAL
                               PASS-THROUGH      CERTIFICATE       FINAL SCHEDULED
  DESIGNATION       TYPE           RATE       PRINCIPAL BALANCE   DISTRIBUTION DATE      INITIAL RATINGS
                                                                                       MOODY'S       S&P
Class A-1(1)       Senior     Adjustable(2) (3)  $156,522,000       April 25, 2030       Aaa         AAA
Class A-2(1)       Senior     Adjustable(2) (3)  $56,123,000        June 25, 2033        Aaa         AAA
Class A-3(1)       Senior     Adjustable(2) (3)  $72,083,000      September 25, 2036     Aaa         AAA
Class A-4(1)       Senior     Adjustable(2) (3)  $26,872,000      December 25, 2036      Aaa         AAA
Class M-1S(1)     Mezzanine   Adjustable(2) (3)  $15,000,000      December 25, 2036      Aa1         AA+
Class M-2S(1)     Mezzanine   Adjustable(2) (3)  $13,200,000      December 25, 2036      Aa2         AA
Class M-3S(1)     Mezzanine   Adjustable(2) (3)   $7,800,000      December 25, 2036      Aa3         AA-
Class M-4(1)      Mezzanine   Adjustable(2) (3)   $7,000,000      December 25, 2036       A1         A+
Class M-5(1)      Mezzanine   Adjustable(2) (3)   $7,000,000      December 25, 2036       A2          A
Class M-6(1)      Mezzanine   Adjustable(2) (3)   $6,200,000      December 25, 2036       A3         A-
Class M-7(1)      Mezzanine   Adjustable(2) (3)   $6,200,000      December 25, 2036      Baa1       BBB+
Class M-8(1)      Mezzanine   Adjustable(2) (3)   $4,200,000      December 25, 2036      Baa2        BBB
Class M-9(1)      Mezzanine   Adjustable(2) (3)   $5,000,000      December 25, 2036      Baa#       BBB-
Class B          Subordinate  Adjustable(2) (3)   $4,400,000      December 25, 2036      Ba1         BB+
Class SB
Interest         Subordinate    Variable(4)     $12,400,128.87           N/A             N/R         N/R
Class R-I         Residual          N/A              N/A                 N/A             N/R         N/R
Class R-II        Residual          N/A              N/A                 N/A             N/R         N/R

(1)      The Class A Certificates, Class M Certificates and Class B Certificates will represent ownership of REMIC II Regular Interests together with certain rights to payments to be made from amounts received under the Swap Agreement, the payments on which will be deemed made for federal income tax purposes outside of REMIC II by the Holder of the Class SB Certificates as the Owner of
the Swap Agreement.
(2)      The REMIC II Regular Interests, the ownership of which is represented by the Class A
Certificates, Class M Certificates and Class B Certificates, will accrue interest at a per annum rate equal to LIBOR plus the applicable Margin, each subject to payment caps as described in the definition of "Pass-Through Rate" and the provisions for the payment of Class A Basis Risk Shortfall
Carry-Forward Amounts, Class M Basis Risk Shortfall Carry-Forward Amounts and Class B Basis Risk
Shortfall Carry-Forward Amounts herein, which payments will not be part of the entitlement of the
REMIC II Regular Interests related to such Certificates.
(3)      The Class A Certificates, Class M Certificates and Class B Certificates will also entitle their holders to certain payments from the Holder of the Class SB Certificates from amounts to which the related REMIC II Regular Interest component is entitled, which will not be a part of their ownership of the REMIC II Regular Interests.
(4)      The Class SB Certificates will accrue interest as described in the definition of Accrued
Certificate Interest.  The Class SB Certificates do not have a Certificate Principal Balance.  The
Class SB Certificates will be comprised of two REMIC II regular interests, a principal only regular interest designated component SB-PO and an interest only regular interest component designated as
SB-IO which will be entitled to distributions as set forth herein. The REMIC regular interest SB-PO shall have no entitlement to interest, and shall be entitled to distributions of principal subject to the terms and conditions hereof, in the aggregate amount equal to the initial Overcollateralization
Amount pursuant to the terms and conditions hereof.  The rights of the Holder of the Class SB
Certificates to payments from the Swap Agreement shall be outside and apart from its rights under the
REMIC II Regular Interests SB-IO and SB-PO.

         The  Mortgage  Loans have an  aggregate  Cut-off Date  Principal  Balance  equal to  $400,000,128.87.  The Mortgage  Loans are fixed-rate  and  adjustable-rate,  fully  amortizing,  first and junior lien mortgage  loans having terms to maturity at origination or modification of generally not more than 30 years.

         In  consideration  of the mutual  agreements  herein  contained,  the Depositor,  the Master Servicer and the Trustee agree as follows:

ARTICLE I
                                                              DEFINITIONS

Section 1.01.     Definitions

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accrued Certificate Interest:  With respect to each Distribution Date and the Class A  Certificates,  Class M Certificates and
Class B  Certificates,  interest  accrued during the related  Interest  Accrual Period on the  Certificate  Principal  Balance  thereof immediately prior to such Distribution Date at the related Pass-Through Rate for that Distribution Date.

         The  amount of  Accrued  Certificate  Interest  on each Class of  Certificates  shall be  reduced by the amount of  Prepayment
Interest  Shortfalls on the Mortgage  Loans during the prior  calendar  month (to the extent not covered by Eligible  Master  Servicing
Compensation  pursuant  to  Section 3.16) and  by the amount of Relief Act  Shortfalls  on the  Mortgage  Loans  during the related Due
Period, in each case to the extent allocated to that Class of Certificates  pursuant to Section 4.02(g).  Accrued Certificate  Interest for each Class on any  Distribution  Date shall be further reduced by the interest portion of Realized Losses allocated to any Class of
Certificates pursuant to Section 4.05.

         With respect to each Distribution Date and the Class SB Certificates,  interest accrued during the preceding  Interest Accrual
Period at the  related  Pass  Through  Rate for that  Distribution  Date on the  Uncertificated  Notional  Amount as  specified  in the definition of Pass Through Rate,  immediately prior to such Distribution Date,  reduced by any interest  shortfalls with respect to the
Mortgage Loans,  including Prepayment Interest Shortfalls to the extent not covered by Eligible Master Servicing  Compensation pursuant to Section 3.16 or by the Excess Cash Flow pursuant to clauses (xvi) and (xvii) of Section  4.02(c) or by the Swap  Agreement  pursuant to clauses (iii) and (iv) of Section 4.09(c).  In addition,  Accrued  Certificate  Interest with respect to each Distribution  Date, as to the Class SB  Certificates,  shall be  reduced by an amount  equal to the  interest  portion of  Realized  Losses  allocated  to the
Overcollateralization  Amount  pursuant to Section 4.05  hereof.  Accrued  Certificate  Interest on the Class A  Certificates,  Class M
Certificates  and  Class B  Certificates  shall  accrue on the basis of a 360-day  year and the  actual  number of days in the  related
Interest  Accrual  Period.  Accrued  Certificate  Interest  on the Class SB  Certificates  shall  accrue on the basis of a 360 day year consisting of twelve 30 day months.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage  Loan and any date of  determination,  the Mortgage  Rate borne by the related Mortgage Note, less the related Subservicing Fee Rate.

         Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan,  each date set forth in the related  Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Advance:  With respect to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Affected Party:  As defined in the Swap Agreement.

         Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common control with such first
Person. For the purposes of this definition,  "control" means the power to direct the management and policies of such Person,  directly or  indirectly,  whether  through the  ownership  of voting  securities,  by contract or  otherwise;  and the terms  "controlling"  and
"controlled" have meanings correlative to the foregoing.

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  With respect to any  Distribution  Date, the total of the amounts held in the Custodial
Account at the close of business on the preceding  Determination Date on account of (i) Liquidation  Proceeds,  Subsequent  Recoveries,
REO Proceeds,  Insurance Proceeds,  Principal  Prepayments,  Mortgage Loan purchases made pursuant to Section 2.02,  2.03, 2.04 or 4.07 and Mortgage Loan  substitutions  made pursuant to Section 2.03 or 2.04 received or made in the month of such  Distribution Date (other than such  Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds,  Subsequent  Recoveries and purchases of Mortgage Loans that the
Master  Servicer has deemed to have been received in the preceding month in accordance with  Section 3.07(b)) and  (ii) payments  which represent  early  receipt of scheduled  payments of principal  and  interest due on a date or dates  subsequent  to the Due Date in the related Due Period.

         Appraised  Value:  With respect to any Mortgaged  Property,  one of the following:  (i) the lesser of (a) the  appraised value of such  Mortgaged  Property based upon the appraisal  made at the time of the  origination  of the related  Mortgage Loan, and (b) the sales price of the Mortgaged  Property at such time of origination,  (ii) in the case of a Mortgaged  Property securing a refinanced or modified  Mortgage Loan, one of (1) the  appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified,  (2) the  appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged  Property,  or (iii) with  respect to the Mortgage  Loans for which a broker's price opinion was obtained, the value contained in such opinion.

         Assignment:  An assignment  of the  Mortgage,  notice of transfer or equivalent  instrument,  in recordable  form,  sufficient under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the  Mortgage
Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument may be in the form of one or more  blanket  assignments  covering  Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment  Agreement:  The Assignment and Assumption  Agreement,  dated the Closing Date, between Residential Funding and the
Depositor relating to the transfer and assignment of the Mortgage Loans.

         Assignment of Proprietary  Lease:  With respect to a Cooperative  Loan, the assignment of the related  Cooperative  Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available  Distribution  Amount:  With respect to any  Distribution  Date,  an amount  equal to (a) the sum of (i) the  amount relating  to the  Mortgage  Loans on  deposit  in the  Custodial  Account  as of the close of  business  on the  immediately  preceding
Determination  Date,  including  any  Subsequent  Recoveries,  and amounts  deposited in the Custodial  Account in connection  with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the  amount of any Advance made on the immediately  preceding  Certificate
Account  Deposit  Date with  respect to the Mortgage  Loans,  (iii) any  amount  deposited  in the  Certificate  Account on the related
Certificate  Account  Deposit Date  pursuant to  Section 3.12(a) in  respect of the  Mortgage  Loans,  (iv) any  amount that the Master
Servicer is not  permitted to withdraw  from the  Custodial  Account  pursuant to  Section 3.16(e) in  respect of the  Mortgage  Loans,
(v) any amount  deposited in the  Certificate  Account  pursuant to  Section 4.07  and any amounts  deposited in the Custodial  Account pursuant to Section 9.01  and (vi) any amount  described in clauses (i) and (ii) of  Section 4.09(c),  reduced by (b) the sum as of the close of business on the  immediately  preceding  Determination  Date of:  (w) any  payments or  collections  consisting  of prepayment charges on the Mortgage Loans that were received during the related  Prepayment  Period,  (x) the Amount Held for Future  Distribution,
(y) amounts  permitted to be withdrawn by the Master Servicer from the Custodial Account pursuant to clauses (ii)-(xi),  inclusive,  of
Section 3.10(a)  and  (z) any Net  Swap  Payments  owed to the  Swap  Counterparty  and  Swap  Termination  Payments  owed to the  Swap
Counterparty not due to Swap Counterparty Trigger Event for such Distribution Date.

         Balloon Loan:  Each of the Mortgage  Loans having an original  term to maturity that is shorter than the related  amortization term.

         Balloon  Payment:  With respect to any Balloon Loan, the related  Monthly  Payment payable on the stated maturity date of such
Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basis Risk  Shortfall:  Any Class A Basis Risk  Shortfall,  Class M Basis Risk Shortfall or Class B Basis Risk  Shortfall,  as
applicable.

         Basis Risk  Shortfall  Carry-Forward  Amount:  Any  Class A  Basis Risk  Shortfall  Carry-Forward  Amount,  Class M Basis Risk
Shortfall Carry-Forward Amount or Class B Basis Risk Shortfall Carry-Forward Amount, as applicable.

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business  Day:  Any day other than (i) a  Saturday or a Sunday or (ii) a day on which  banking  institutions  in the States of
California,  New York,  Minnesota,  Illinois,  Texas or Michigan (and such other state or states in which the Custodial  Account or the
Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

         Call Rights:  As defined in Section 9.01(e).

         Capitalization  Reimbursement  Amount:  With  respect  to any  Distribution  Date,  the  amount of  unreimbursed  Advances  or
Servicing  Advances that were added to the Stated Principal  Balance of the related Mortgage Loans during the preceding  calendar month and reimbursed to the Master Servicer or Subservicer pursuant to Section 3.10(a)(vii) on or prior to such Distribution Date.

         Cash  Liquidation:  With respect to any  defaulted  Mortgage  Loan other than a Mortgage  Loan as to which an  REO Acquisition occurred,  a determination by the Master Servicer that it has received all Insurance Proceeds,  Liquidation Proceeds and other payments or cash  recoveries  which the Master  Servicer  reasonably  and in good faith expects to be finally  recoverable  with respect to such
Mortgage Loan.

         Certificate:  Any Class A Certificate, Class M Certificate, Class B Certificate, Class SB Certificate or Class R Certificate.

         Certificate  Account:  The  account or accounts  created and  maintained  pursuant  to  Section 4.01,  which shall be entitled
"U.S. Bank National Association as trustee, in trust for the registered holders of Residential Asset Mortgage Products,  Inc., Mortgage
Asset-Backed  Pass-Through  Certificates,  Series 2006-EFC2" and which account shall be held for the benefit of the  Certificateholders and which must be an Eligible Account.

         Certificate Account Deposit Date:  With respect to any Distribution Date, the Business Day prior thereto.

         Certificate Owner: With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a  Depository  Participant  acts as agent,  if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate  Principal Balance:  With respect to any Class A,  Class M or Class B  Certificate,  on any date of determination, an amount equal to (i) the Initial  Certificate  Principal  Balance of such Certificate as specified on the face thereof minus (ii) the sum of (x) the aggregate of all amounts  previously  distributed with respect to such Certificate (or any predecessor  Certificate) and applied to reduce the Certificate  Principal  Balance thereof  pursuant to  Section 4.02(c) and  4.02(d) and  (y) the  aggregate of all reductions  in  Certificate  Principal  Balance  deemed to have  occurred in  connection  with  Realized  Losses which were  previously allocated  to such  Certificate  (or any  predecessor  Certificate) pursuant  to  Section 4.05,  provided,  that  with  respect  to any
Distribution  Date,  the  Certificate  Principal  Balance of each class of Class A  Certificates  or Class M  Certificates  and Class B
Certificates to which a Realized Loss was previously  allocated and remains unreimbursed will be increased,  sequentially,  as follows:
first, the Class A Certificates on a pro rata basis, then the Class M-1S,  Class M-2S,  Class M-3S,  Class M-4,  Class M-5,  Class M-6,
Class M-7,  Class M-8,  Class M-9 and Class B  Certificates,  in that  order,  to the extent of Realized  Losses  previously  allocated thereto and remaining  unreimbursed,  but only to the extent of Subsequent  Recoveries  received during the previous calendar month and available for distribution pursuant to Section 4.02(c)(xii).

         Certificate  Register  and  Certificate   Registrar:   The  register  maintained  and  the  registrar  appointed  pursuant  to
Section 5.02.

         Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate  Register,  except that neither a Disqualified  Organization nor a Non-United States  Person shall be a holder of a Class R Certificate for any purpose hereof.
Solely for the  purpose  of giving  any  consent  or  direction  pursuant  to this  Agreement,  any  Certificate,  other than a Class R
Certificate,  registered in the name of the Depositor,  the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding  and the Percentage  Interest or Voting Rights  evidenced  thereby shall not be taken into account in determining whether the  requisite  amount of  Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction  has been obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall  reflect the rights of  Certificate  Owners as they may indirectly  exercise such rights  through the Depository and  participating  members  thereof,  except as otherwise  specified  herein;
provided,  however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate Register.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A Basis Risk  Shortfall:  With respect to each Class of the Class A  Certificates  and any  Distribution  Date for which the  Pass-Through  Rate for any  such  Class of  Certificates  is equal to the Net WAC Cap  Rate,  an  amount  equal to the  excess  of
(x) Accrued  Certificate  Interest on that Class of Certificates  on such  Distribution  Date,  calculated at a rate (not to exceed the
Maximum Mortgage Loan Rate) equal to LIBOR plus the related Class A Margin,  as calculated for such  Distribution Date over (y) Accrued
Certificate Interest on such Class of Class A Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

         Class A Basis Risk Shortfall  Carry-Forward  Amount:  With respect to each Class of Class A  Certificates and any Distribution
Date,  the sum of (a) the  aggregate  amount of Class A  Basis Risk  Shortfall  for such Class on such  Distribution  Date plus (b) any
Class A Basis Risk Shortfall  Carry-Forward  Amount for such Class remaining unpaid from the preceding  Distribution Date, plus (c) one month's interest on the amount in  clause (b) (based  on the number of days in the preceding  Interest  Accrual Period),  to the extent previously  unreimbursed  by the Excess Cash Flow  pursuant  to  Section 4.02(c)(xvii)  or amounts  received  under the Swap  Agreement pursuant to Section 4.09(c)(v), at a rate equal to the related Pass-Through Rate.

         Class A Certificate:  Any one of the Class A-1, Class A-2, Class A-3 or Class A-4 Certificates.

         Class A Interest  Distribution  Amount:  With respect to each Class of Class A  Certificates  and any  Distribution  Date, the
aggregate amount of Accrued Certificate  Interest to be distributed to the holders of each such Class of Class A  Certificates for such
Distribution Date, plus any related Accrued Certificate Interest thereon remaining unpaid from any prior Distribution Date.

         Class A Margin:  With respect to the Class A-1  Certificates,  initially 0.060% per annum,  and on any Distribution Date on or after the  second  Distribution  Date after the first  possible  Optional  Termination  Date,  0.060%  per annum.  With  respect to the
Class A-2  Certificates,  initially 0.120% per annum,  and on any Distribution Date on or after the second  Distribution Date after the first possible Optional  Termination Date,  0.120% per annum. With respect to the Class A-3  Certificates,  initially 0.160% per annum, and on any Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination  Date,  0.320%
per annum. With respect to the Class A-4 Certificates,  initially 0.220% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.440% per annum.

         Class A  Principal  Distribution  Amount:  With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal  Distribution  Amount for that Distribution
Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the Principal Distribution Amount for that Distribution Date; and

                  (ii)     the  excess,  if any,  of  (A) the  aggregate  Certificate  Principal  Balance of the  Class A  Certificates
         immediately  prior to that Distribution  Date over (B) the lesser of (x) the product of  (1) approximately  55.80% and (2) the aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
         Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  Any one of the Class A-1  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M,  Class B,  Class SB and Class R  Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an  interest designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the  right to receive the Class A Basis
Risk  Shortfall  Carry-Forward  Amount from Excess Cash Flow,  the  Supplemental  Interest  Trust Account and the Swap Agreement to the
extent described herein.

         Class A-2  Certificate:  Any one of the Class A-2  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M,  Class B,  Class SB and Class R  Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an  interest designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the  right to receive the Class A Basis
Risk  Shortfall  Carry-Forward  Amount from Excess Cash Flow,  the  Supplemental  Interest  Trust Account and the Swap Agreement to the
extent described herein.

         Class A-3  Certificate:  Any one of the Class A-3  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M,  Class B,  Class SB and Class R  Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an  interest designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the  right to receive the Class A Basis
Risk  Shortfall  Carry-Forward  Amount from Excess Cash Flow,  the  Supplemental  Interest  Trust Account and the Swap Agreement to the
extent described herein.

         Class A-4  Certificate:  Any one of the Class A-4  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M,  Class B,  Class SB and Class R  Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an  interest designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the  right to receive the Class A Basis
Risk  Shortfall  Carry-Forward  Amount from Excess Cash Flow,  the  Supplemental  Interest  Trust Account and the Swap Agreement to the
extent described herein.

         Class B Basis Risk Shortfall:  With respect to the Class B Certificates and any  Distribution  Date for which the Pass-Through
Rate for any such Class of  Certificates  is equal to the Net WAC Cap Rate,  an amount  equal to the excess of (x) Accrued  Certificate
Interest on that Class of Certificates on such Distribution  Date,  calculated at a rate (not to exceed the Maximum Mortgage Loan Rate)
equal to LIBOR plus the related Class B Margin,  as calculated  for such  Distribution  Date over (y) Accrued  Certificate  Interest on such Class of Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

         Class B Basis Risk Shortfall  Carry-Forward  Amount:  With respect to the Class B Certificates and any Distribution  Date, the
sum of (a) the aggregate  amount of Class B Basis Risk  Shortfall for such Class on such  Distribution  Date plus (b) any Class B Basis
Risk  Shortfall  Carry-Forward  Amount for such Class  remaining  unpaid from the  preceding  Distribution  Date,  plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding  Interest Accrual Period),  to the extent previously unreimbursed  by the Excess Cash Flow pursuant to Section  4.02(c)(xviii)  or amounts  received  under the Swap  Agreement  pursuant to
Section 4.09(c)(v), at a rate equal to the related Pass-Through Rate.

         Class B  Certificate:  Any one of the Class B  Certificates  executed  by the  Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed hereto as Exhibit C-1, C-2 or C-3, as provided in Section 5.02(e)  hereof,  senior to the
Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class B Basis Risk Shortfall  Carry-Forward  Amount from the Excess Cash Flow, the  Supplemental  Interest Trust Account
and the Swap Agreement to the extent described herein.

         Class B Margin:  With respect to the Class B Certificates,  initially  2.250% per annum,  and on any  Distribution  Date on or after the second Distribution Date after the first possible Optional Termination Date, 3.375% per annum.

         Class B Interest  Distribution  Amount:  With respect to the Class B  Certificates  and any  Distribution  Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class B Principal  Distribution  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution Date after distribution of the Class A Principal  Distribution Amount,  Sequential Class M Principal  Distribution Amount,
Class M-4 Principal  Distribution Amount, Class M-5 Principal  Distribution Amount, Class M-6 Principal  Distribution Amount, Class M-7
Principal  Distribution  Amount,  Class M-8 Principal  Distribution  Amount and Class M-9 Principal  Distribution  Amount or (ii) on or
after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i) the  remaining  Principal  Distribution  Amount  for that  Distribution  Date after  distribution  of the Class A
         Principal  Distribution Amount,  Sequential Class M Principal  Distribution  Amount, Class M-4 Principal  Distribution Amount,
         Class M-5 Principal  Distribution  Amount, Class M-6 Principal  Distribution Amount, Class M-7 Principal  Distribution Amount,
         Class M-8 Principal Distribution Amount and Class M-9 Principal Distribution Amount;

                  (ii) the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A, Class
         M-1SS,  Class M-2SS,  Class M-3SS,  Class M-4, Class M-5, Class M-6,  Class M-7, Class M-8 and Class M-9  Certificates  (after taking into  account  the payment of the Class A Principal  Distribution  Amount,  Sequential  Class M Principal  Distribution
         Amount, Class M-4 Principal  Distribution Amount,  Class M-5 Principal  Distribution Amount, Class M-6 Principal  Distribution
         Amount,  Class  M-7  Principal  Distribution  Amount,  Class  M-8  Principal  Distribution  Amount  and  Class  M-9  Principal
         Distribution  Amount  for that  Distribution  Date) and (2) the  Certificate  Principal  Balance  of the Class B  Certificates
         immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of (1)  approximately  93.80% and (2) the aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
         Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M Basis Risk  Shortfall:  With respect to the  Class M-1S,  Class M-2S,  Class M-3S,  Class M-4,  Class M-5,  Class M-6,
Class M-7,  Class M-8  and Class M-9  Certificates  and any  Distribution  Date for which the  Pass-Through  Rate for any such Class of
Certificates  is equal to the Net WAC Cap Rate,  an amount  equal to the excess of  (x) Accrued  Certificate  Interest on that Class of
Certificates  on such  Distribution  Date  calculated at a rate (not to exceed the Maximum  Mortgage Loan Rate) equal to LIBOR plus the related  Class M  Margin,  as calculated for such  Distribution  Date over  (y) Accrued  Certificate  Interest on such Class of Class M
Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

         Class M  Basis Risk  Shortfall  Carry-Forward  Amount:  With respect to the  Class M-1S,  Class M-2S,  Class M-3S,  Class M-4,
Class M-5,  Class M-6,  Class M-7,  Class M-8 and Class M-9 Certificates and any Distribution Date, the sum of (a) the aggregate amount of Class M Basis Risk Shortfall for each such Class on such Distribution  Date plus (b) any Class M Basis Risk Shortfall  Carry-Forward
Amount for such  Classes  remaining  unpaid from the  preceding  Distribution  Date,  plus  (c) one  month's  interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period), to the extent previously  unreimbursed by the Excess
Cash Flow pursuant to  Section 4.02(c)(xvii)  or amounts received under the Swap Agreement  pursuant to Section  4.09(c)(v),  at a rate equal to the related Pass-Through Rate.

         Class M  Certificate:  Any  one of  the  Class M-1S,  Class M-2S,  Class M-3S,  Class M-4,  Class M-5,  Class M-6,  Class M-7,
Class M-8 or Class M-9 Certificates.

         Class M Margin:  With respect to the Class M-1S  Certificates,  initially 0.230% per annum, and on any Distribution Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,  0.345%  per  annum.  With  respect to the
Class M-2S  Certificates,  initially 0.290% per annum, and on any Distribution Date on or after the second  Distribution Date after the first possible Optional  Termination Date, 0.435% per annum. With respect to the Class M-3S  Certificates,  initially 0.320% per annum, and on any Distribution Date on or after the second  Distribution  Date after the first possible Optional  Termination Date, 0.480% per annum.  With respect to the Class M-4  Certificates,  initially 0.360% per annum,  and on any Distribution  Date on or after the second
Distribution  Date after the first possible Optional  Termination  Date, 0.540% per annum. With respect to the Class M-5  Certificates, initially 0.380% per annum, and on any Distribution  Date on or after the second  Distribution  Date after the first possible  Optional
Termination  Date, 0.570% per annum.  With respect to the Class M-6  Certificates,  initially 0.450% per annum, and on any Distribution
Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date, 0.675% per annum. With respect to the Class M-7  Certificates,  initially 0.820% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible  Optional  Termination  Date,  1.230% per annum.  With respect to the Class M-8  Certificates,  initially 1.280% per annum,  and on any Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination  Date,
1.920% per annum.  With respect to the Class M-9  Certificates,  initially 2.200% per annum,  and on any Distribution  Date on or after the second Distribution Date after the first possible Optional Termination Date, 3.300% per annum.

         Class M-1S  Certificate:  Any one of the Class M-1S  Certificates executed by the Trustee and authenticated by the Certificate
Registrar  substantially  in the form  annexed  hereto  as  Exhibit B,  senior to the  Class M-2S,  Class M-3S,  Class M-4,  Class M-5,
Class M-6,  Class M-7,  Class M-8,  Class M-9,  Class B,  Class SB  and Class R  Certificates  with  respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an  interest  designated as a "regular  interest" in
REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward Amount from the Excess Cash Flow, the Supplemental Interest Trust Account and the Swap Agreement to the extent described herein.

         Class M-1S  Interest  Distribution  Amount:  With  respect to the  Class M-1S  Certificates  and any  Distribution  Date,  the
aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such Distribution  Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-2S  Certificate:  Any one of the Class M-2S  Certificates executed by the Trustee and authenticated by the Certificate
Registrar  substantially  in the form  annexed  hereto  as  Exhibit B,  senior  to the  Class M-3S,  Class M-4,  Class M-5,  Class M-6,
Class M-7,  Class M-8,  Class M-9,  Class B,  Class SB and Class R  Certificates  with respect to  distributions  and the allocation of
Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an  interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions  and (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward Amount from Excess Cash
Flow, the Supplemental Interest Trust Account and the Swap Agreement to the extent described herein.

         Class M-2S  Interest  Distribution  Amount:  With  respect to the  Class M-2S  Certificates  and any  Distribution  Date,  the
aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such Distribution  Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-3S  Certificate:  Any one of the Class M-3S  Certificates executed by the Trustee and authenticated by the Certificate
Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8,
Class M-9,  Class B,  Class SB and Class R  Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth  in  Section 4.05,  and  evidencing  (i) an  interest  designated  as a  "regular  interest"  in  REMIC II  for  purposes  of the
REMIC Provisions  and  (ii) the  right to receive the Class M  Basis Risk  Shortfall  Carry-Forward  Amount from Excess Cash Flow,  the
Supplemental Interest Trust Account and the Swap Agreement to the extent described herein.

         Class M-3S  Interest  Distribution  Amount:  With  respect to the  Class M-3S  Certificates  and any  Distribution  Date,  the
aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such Distribution  Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-4  Certificate:  Any one of the Class M-4  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-5,  Class M-6,  Class M-7, Class M-8, Class M-9,
Class B,  Class SB and Class R  Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in
Section 4.05,  and evidencing (i) an interest designated as a "regular interest" in REMIC II for purposes of the  REMIC Provisions  and
(ii) the  right to receive the Class M Basis Risk  Shortfall  Carry-Forward  Amount from the Excess Cash Flow and the Swap Agreement to the extent described herein.

         Class M-4 Interest  Distribution  Amount: With respect to the Class M-4  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-4  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount and Sequential Class M Principal  Distribution
Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i) the  remaining  Principal  Distribution  Amount  for that  Distribution  Date after  distribution  of the Class A
         Principal Distribution Amount and Sequential Class M Principal Distribution Amount; and

                  (ii) the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A, Class
         M-1SS, Class M-2SS and Class M-3SS Certificates  (after taking into account the payment of the Class A Principal  Distribution
         Amount and Sequential Class M Principal  Distribution  Amount for that  Distribution  Date) and (2) the Certificate  Principal
         Balance of the Class M-4 Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the product of
         (1)  approximately  77.30% and (2) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution  Date, over the  Overcollateralization
         Floor.

         Class M-5  Certificate:  Any one of the Class M-5  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-6,  Class M-7,  Class M-8,  Class M-9,  Class B,
Class SB and Class R  Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward  Amount from Excess Cash Flow, the  Supplemental  Interest Trust Account and
the Swap Agreement to the extent described herein.

         Class M-5 Interest  Distribution  Amount: With respect to the Class M-5  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-5  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  Sequential Class M Principal  Distribution
Amount and Class M-4 Principal  Distribution  Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that
Distribution Date, the lesser of:

                  (i) the  remaining  Principal  Distribution  Amount  for that  Distribution  Date after  distribution  of the Class A
         Principal  Distribution Amount,  Sequential Class M Principal Distribution Amount and Class M-4 Principal Distribution Amount;
         and

                  (ii) the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A, Class
         M-1SS,  Class M-2SS,  Class M-3SS and Class M-4  Certificates  (after taking into account the payment of the Class A Principal
         Distribution  Amount,  Sequential Class M Principal  Distribution Amount and Class M-4 Principal  Distribution Amount for that
         Distribution  Date)  and (2) the  Certificate  Principal  Balance  of the  Class M-5  Certificates  immediately  prior to that
         Distribution  Date over (B) the lesser of (x) the product of (1)  approximately  80.80% and (2) the aggregate Stated Principal
         Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-6  Certificate:  Any one of the Class M-6  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-7,  Class M-8,  Class M-9, Class B, Class SB and
Class R  Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing
(i) an interest designated as a "regular interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the right to receive the
Class M  Basis Risk  Shortfall  Carry-Forward  Amount from Excess  Cash Flow,  the  Supplemental  Interest  Trust  Account and the Swap
Agreement to the extent described herein.

         Class M-6 Interest  Distribution  Amount: With respect to the Class M-6  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-6  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  Sequential Class M Principal  Distribution
Amount,  Class M-4 Principal  Distribution Amount and Class M-5 Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i) the  remaining  Principal  Distribution  Amount  for that  Distribution  Date after  distribution  of the Class A
         Principal  Distribution Amount,  Sequential Class M Principal Distribution Amount, Class M-4 Principal Distribution Amount and
         Class M-5 Principal Distribution Amount; and

                  (ii) the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A, Class
         M-1SS, Class M-2SS,  Class M-3SS,  Class M-4 and Class M-5 Certificates  (after taking into account the payment of the Class A
         Principal  Distribution Amount,  Sequential Class M Principal Distribution Amount, Class M-4 Principal Distribution Amount and
         Class M-5 Principal  Distribution  Amount for that Distribution  Date) and (2) the Certificate  Principal Balance of the Class
         M-6  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1)  approximately
         83.90% and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any one of the Class M-7  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit B, senior to the Class M-8,  Class M-9,  Class B, Class SB and Class R
Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive the Class
M Basis Risk Shortfall Carry Forward Amount from the Excess Cash Flow, the  Supplemental  Interest Trust Account and the Swap Agreement
to the extent described herein.

         Class M-7 Interest  Distribution  Amount: With respect to the Class M-7  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-7  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  Sequential Class M Principal  Distribution
Amount, Class M-4 Principal  Distribution Amount, Class M-5 Principal  Distribution Amount and Class M-6 Principal  Distribution Amount
or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i) the  remaining  Principal  Distribution  Amount  for that  Distribution  Date after  distribution  of the Class A
         Principal  Distribution Amount,  Sequential Class M Principal  Distribution  Amount, Class M-4 Principal  Distribution Amount,
         Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount; and

                  (ii) the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A, Class
         M-1SS,  Class M-2SS,  Class M-3SS,  Class M-4, Class M-5 and Class M-6 Certificates  (after taking into account the payment of the  Class  A  Principal  Distribution  Amount,  Sequential  Class  M  Principal  Distribution  Amount,  Class  M-4  Principal
         Distribution  Amount,  Class  M-5  Principal  Distribution  Amount  and  Class  M-6  Principal  Distribution  Amount  for that
         Distribution  Date)  and (2) the  Certificate  Principal  Balance  of the  Class M-7  Certificates  immediately  prior to that
         Distribution  Date over (B) the lesser of (x) the product of (1)  approximately  87.00% and (2) the aggregate Stated Principal
         Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-8  Certificate:  Any one of the Class M-8  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar substantially in the form annexed hereto as Exhibit B,  senior to the Class M-9,  Class B,  Class SB and Class R Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an  interest designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the  right to receive the Class M Basis
Risk Shortfall  Carry-Forward  Amount from the Excess Cash Flow, the Supplemental  Interest Trust Account and the Swap Agreement to the
extent described herein.

         Class M-8 Interest  Distribution  Amount: With respect to the Class M-8  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-8  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  Sequential Class M Principal  Distribution
Amount, Class M-4 Principal  Distribution Amount, Class M-5 Principal  Distribution Amount, Class M-6 Principal Distribution Amount and
Class  M-7  Principal  Distribution  Amount  or (ii) on or  after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

                  (i) the  remaining  Principal  Distribution  Amount  for that  Distribution  Date after  distribution  of the Class A
         Principal  Distribution Amount,  Sequential Class M Principal  Distribution  Amount, Class M-4 Principal  Distribution Amount,
         Class M-5  Principal  Distribution  Amount,  Class M-6  Principal  Distribution  Amount and Class M-7  Principal  Distribution
         Amount; and

                  (ii) the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A, Class
         M-1SS,  Class M-2SS,  Class M-3SS,  Class M-4, Class M-5, Class M-6 and Class M-7 Certificates  (after taking into account the payment of the Class A Principal  Distribution Amount,  Sequential Class M Principal  Distribution Amount, Class M-4 Principal
         Distribution  Amount,  Class  M-5  Principal  Distribution  Amount,  Class M-6  Principal  Distribution  Amount  and Class M-7
         Principal  Distribution  Amount  for that  Distribution  Date)  and (2) the  Certificate  Principal  Balance  of the Class M-8
         Certificates  immediately prior to that  Distribution Date over (B) the lesser of (x) the product of (1) approximately  89.10%
         and (2) the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that
         Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-9  Certificate:  Any one of the Class M-9  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit B,  senior to the Class B  Certificates,  Class SB  Certificates  and
Class R  Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing
(i) an interest designated as a "regular interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the right to receive the
Class M  Basis Risk  Shortfall  Carry-Forward  Amount from Excess  Cash Flow,  the  Supplemental  Interest  Trust  Account and the Swap
Agreement to the extent described herein.

         Class M-9 Interest  Distribution  Amount: With respect to the Class M-9  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-9  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  Sequential Class M Principal  Distribution
Amount,  Class M-4 Principal  Distribution Amount,  Class M-5 Principal  Distribution Amount, Class M-6 Principal  Distribution Amount,
Class M-7  Principal  Distribution  Amount  and Class M-8  Principal  Distribution  Amount or (ii) on or after the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i) the  remaining  Principal  Distribution  Amount  for that  Distribution  Date after  distribution  of the Class A
         Principal  Distribution Amount,  Sequential Class M Principal  Distribution  Amount, Class M-4 Principal  Distribution Amount,
         Class M-5 Principal  Distribution  Amount, Class M-6 Principal  Distribution  Amount, Class M-7 Principal  Distribution Amount
         and Class M-8 Principal Distribution Amount; and

                  (ii) the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A, Class
         M-1SS,  Class M-2SS,  Class M-3SS,  Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount,  Sequential Class M Principal  Distribution  Amount, Class
         M-4 Principal  Distribution  Amount, Class M-5 Principal  Distribution Amount, Class M-6 Principal  Distribution Amount, Class
         M-7  Principal  Distribution  Amount  and Class M-8  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
         Certificate  Principal  Balance of the Class M-9 Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1)  approximately  91.60% and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated
         Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the
         Overcollateralization Floor.

         Class R Certificates:  Collectively, the Class R-I Certificates and the Class R-II Certificates.

         Class R-I  Certificate:  Any one of the Class R-I  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit E and  evidencing an interest  designated as a "residual  interest" in
REMIC I for purposes of the REMIC Provisions.

         Class R-II  Certificate:  Any one of the Class R-II  Certificates executed by the Trustee and authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit E and  evidencing an interest  designated as a "residual  interest" in
REMIC II for purposes of the REMIC Provisions.

         Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially in the form annexed hereto as Exhibit D,  subordinate to the Class A  Certificates,  Class M  Certificates and
Class B  Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing an interest  comprised of "regular  interests"  in REMIC II,  together  with certain  rights to payments  under the Swap  Agreement for purposes of the REMIC Provisions.

         Clearing System Certificate:  As defined in Section 5.02(e) and substantially in the form of Exhibit W- hereto.

         Clearstream:  Clearstream Banking, societe anonyme.

         Closing Date:  November 29, 2006.

         Code:  The Internal Revenue Code of 1986, as amended.

         Commission:  The Securities and Exchange Commission.

         Cooperative:  A  private,  cooperative  housing  corporation  which  owns or  leases  land  and all or part of a  building  or buildings,  including  apartments,  spaces  used for  commercial  purposes  and  common  areas  therein  and whose  board of  directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative  Apartment:  A  dwelling  unit in a  multi-dwelling  building  owned or leased by a  Cooperative,  which  unit the
Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         Cooperative  Lease:  With respect to a Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with respect to the
Cooperative  Apartment  occupied by the Mortgagor and relating to the related  Cooperative  Stock,  which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative  Loans:  Any of the Mortgage  Loans made in respect of a Cooperative  Apartment,  evidenced by a Mortgage Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative Stock Certificate,  (iii) an  assignment of the Cooperative Lease,
(iv) financing  statements and (v) a stock power (or other similar instrument),  and ancillary thereto, a recognition agreement between the  Cooperative and the originator of the  Cooperative  Loan,  each of which was  transferred and assigned to the Trustee  pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

         Cooperative  Stock: With respect to a Cooperative Loan, the single outstanding class of stock,  partnership  interest or other ownership instrument in the related Cooperative.

         Cooperative Stock  Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument  evidencing the related Cooperative Stock.

         Corporate  Trust Office:  The principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the  execution of this  instrument  is located at
U.S. Bank National Association,  EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107, Attention: Structured Finance/RAMP Series
2006-EFC2.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.
         Custodial  Account:  The  custodial  account or accounts  created and  maintained  pursuant to  Section 3.07  in the name of a depository  institution,  as custodian  for the holders of the  Certificates,  for the holders of certain  other  interests in mortgage loans serviced or sold by the Master Servicer and for the Master  Servicer,  into which the amounts set forth in Section 3.07  shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An  agreement  that may be entered into among the  Depositor,  the Master  Servicer,  the Trustee and a
Custodian in substantially the form of Exhibit F hereto.

         Custodial  File:  Any  mortgage  loan  document in the  Mortgage  File that is required to be  delivered to the Trustee or the
Custodian pursuant to Section 2.01(b) of this Agreement.

         Custodian:  Wells Fargo Bank, N.A., or any successor custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date:  November 1, 2006.

         Cut-off Date Balance:  $406,572,807.

         Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid principal  balance thereof at the Cut-off Date after giving effect to all  installments  of principal due on or prior thereto (or due during the month of the Cut-off  Date),  whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage  Loan, a reduction in the scheduled  Monthly  Payment for such Mortgage
Loan by a court of competent  jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction  constituting a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

         Defaulting Party:  As defined in the Swap Agreement.

         Deficient  Valuation:  With respect to any Mortgage  Loan, a valuation by a court of competent  jurisdiction  of the Mortgaged
Property  in an amount  less than the then  outstanding  indebtedness  under the  Mortgage  Loan,  or any  reduction  in the  amount of principal to be paid in connection with any scheduled  Monthly  Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any  scheduled due date remains  unpaid as of the close of business on the next  following  monthly  scheduled due date;
"60 to 89 days" or "60 or more  days"  delinquent  when a  payment  due on any  scheduled  due date  remains  unpaid as of the close of business on the second  following  monthly  scheduled due date; and so on. The  determination  as to whether a Mortgage Loan falls into these  categories  is made as of the close of business on the last  business  day of each month.  For example,  a Mortgage  Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business  on August 31 would then be  considered  to be 30 to 59 days delinquent.  Delinquency  information  as of the  Cut-off  Date is  determined  and  prepared  as of the close of  business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The  Depository  Trust  Company,  or any  successor  Depository  hereafter  named.  The  nominee  of the  initial
Depository for purposes of registering  those  Certificates  that are to be Book-Entry  Certificates is Cede & Co. The Depository shall at all times be a "clearing  corporation"  as defined in  Section 8-102(a)(5) of  the Uniform  Commercial Code of the State of New York
and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from time to time a
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Determination  Date:  With  respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a Business  Day, the
Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Disqualified  Organization:  Any organization defined as a "disqualified  organization" under  Section 860E(e)(5) of the Code, which  includes any of the  following:  (i) the  United States,  any State or political  subdivision  thereof,  any  possession  of the
United States,  or any agency or instrumentality  of any of the foregoing (other than an instrumentality  which is a corporation if all of its  activities  are  subject to tax and,  except for  Freddie  Mac, a majority of its board of  directors  is not  selected by such governmental  unit),  (ii) a  foreign  government,  any  international  organization,  or any agency or  instrumentality  of any of the foregoing,  (iii) any  organization  (other than certain  farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on unrelated  business  taxable
income) and  (iv) rural  electric  and  telephone  cooperatives  described  in   Section 1381(a)(2)(C) of   the  Code.  A  Disqualified
Organization  also  includes  any  "electing  large  partnership,"  as defined in  Section 775(a) of  the Code and any other  Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate by such
Person may cause any REMIC or any Person having an Ownership  Interest in any Class of Certificates  (other than such Person) to  incur a liability  for any  federal  tax imposed  under the Code that would not  otherwise  be imposed but for the  Transfer of an  Ownership
Interest in a Class R Certificate to such Person. The terms  "United States",  "State" and "international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date: The 25th day of any month beginning in the month  immediately  following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         DTC Letter:  The Letter of  Representations,  dated November 29, 2006,  between the Trustee,  on behalf of the Trust Fund, and the Depository.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due Period on which the
Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

         Eligible  Account:  An  account  that  is  any  of the  following:  (i) maintained  with a  depository  institution  the  debt obligations  of which have been rated by each  Rating  Agency in its  highest  rating  available,  or (ii) an  account or accounts in a depository  institution in which such accounts are fully insured to the limits established by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered  to the Trustee and each  Rating  Agency) the  registered  Holders of  Certificates  have a claim with respect to the funds in such  account or a  perfected  first  security  interest  against  any  collateral  (which  shall be limited to
Permitted  Investments) securing  such  funds  that is  superior  to claims of any other  depositors  or  creditors  of the  depository institution  with which such  account is  maintained,  or  (iii) in  the case of the  Custodial  Account,  a trust  account or accounts maintained in the corporate  trust  department of U.S. Bank National  Association,  or (iv) in the case of the Certificate  Account,  a trust account or accounts  maintained in the corporate  trust  department  of U.S.  Bank  National  Association,  or (v) an  account or accounts of a depository  institution  acceptable  to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial  Account or the  Certificate  Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such Rating Agency).

         Eligible  Master  Servicing  Compensation:  With respect to any  Distribution  Date,  an amount equal to  Prepayment  Interest
Shortfalls  resulting from Principal  Prepayments in Full or Curtailments  during the related  Prepayment Period, but not more than the lesser of  (a) one-twelfth  of 0.125% of the Stated Principal  Balance of the Mortgage Loans  immediately  preceding such  Distribution
Date and (b) the sum of the Servicing  Fee, all income and gain on amounts held in the Custodial  Account and the  Certificate  Account and amounts payable to the  Certificateholders  with respect to such Distribution  Date and servicing  compensation to which the Master
Servicer  may be entitled  pursuant to  Section 3.10(a)(v) and  (vi) provided  that for purposes of this  definition  the amount of the
Servicing  Fee will not be reduced  pursuant  to  Section 7.02(a) except  as may be  required  pursuant  to the last  sentence  of such
Section 7.02(a).

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Euroclear:  Euroclear Bank, S.A./NA, as operator of The Euroclear System.

         Event of Default:  As defined in Section 7.01.

         Excess  Cash Flow:  With  respect to the  Mortgage  Loans and any  Distribution  Date,  an amount  equal to the sum of (A) the excess of (1) the  Available  Distribution  Amount (other than the portion of the  Available  Distribution  Amount  described in clause
(a)(vi) of the  definition  of  Available  Distribution  Amount)  for that  Distribution  Date over  (2) the  sum of  (x) the  Interest
Distribution  Amount for that Distribution Date and (y) the lesser of (i) the  aggregate  Certificate  Principal Balance of the Class A
Certificates,  Class M  Certificates  and Class B  Certificates  immediately  prior to such  Distribution  Date and (ii) the  Principal
Remittance  Amount  for that  Distribution  Date to the  extent  not used to pay  interest  on the  Class A  Certificates  and  Class M
Certificates on such Distribution Date and (B) the Overcollateralization Reduction Amount, if any, for that Distribution Date.

         Excess   Overcollateralization   Amount:   With  respect  to  any   Distribution   Date,  the  excess,   if  any,  of  (a) the
Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Exchange Date: As defined in Section 5.02(e)(ii).

         Fannie Mae:  Fannie Mae, a federally  chartered  and privately  owned  corporation  organized  and existing  under the Federal
National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

         FHA:  The Federal Housing Administration, or its successor.

         Final Certification:  As defined in Section 2.02.

         Final  Distribution  Date: The Distribution  Date on which the final  distribution in respect of the Certificates will be made pursuant  to  Section 9.01,  which Final  Distribution  Date shall in no event be later than the end of the 90-day  liquidation  period described in Section 9.02.

         Final  Scheduled  Distribution  Date:  Solely for purposes of the face of the  Certificates,  as follows:  with respect to the
Class A-1  Certificates,  the Distribution  Date in April 2030; with respect to the Class A-2  Certificates,  the Distribution  Date in
June 2033; with respect to each of the Class A-3  Certificates,  the  Distribution  Date in September 2036; with respect to each of the
Class A-4 Certificates,  the Distribution Date in December 2036; with respect to the Class M-1S Certificates,  the Distribution Date in
December 2036;  with respect to the Class M-2S  Certificates,  the  Distribution  Date in December 2036; with respect to the Class M-3S
Certificates,  the Distribution  Date in December 2036; with respect to the Class M-4  Certificates,  the Distribution Date in December
2036; with respect to the Class M-5  Certificates,  the Distribution Date in December 2036; with respect to the Class M-6 Certificates, the  Distribution  Date in December 2036;  with respect to the Class M-7  Certificates,  the  Distribution  Date in December 2036; with respect to the  Class M-8  Certificates,  the  Distribution  Date in  December 2036;  with respect to the Class M-9  Certificates,  the
Distribution  Date in  December 2036;  with respect to the Class B  Certificates,  the  Distribution  Date in  December 2036;  and with respect to the Class SB  Certificates,  the Distribution  Date in December 2036. No event of default under this Agreement will arise or become  applicable  solely by  reason of the  failure  to retire  the  entire  Certificate  Principal  Balance  of any Class of Class A
Certificates or Class M Certificates on or before its Final Scheduled Distribution Date.

         Fixed Swap Payment:  With respect to any Distribution  Date on or prior to the  Distribution  Date in November 2011, an amount equal to the product of (x) a fixed rate equal to 5.15% per annum,  (y) the Swap Agreement  Notional Balance for that Distribution Date and (z) a  fraction,  the numerator of which is equal to the number of days in the related  calculation  period as provided in the Swap
Agreement,  the number of days to be calculated on the basis of a year of 360 days with 12 30-day months,  and the denominator of which is 360.

         Floating  Swap  Payment:  With respect to any  Distribution  Date on or prior to the  Distribution  Date in November  2011, an amount equal to the product of (x) Swap LIBOR,  (y) the Swap Agreement  Notional Balance for that Distribution Date and (z) a fraction, the  numerator  of which is equal to the number of days in the related  calculation  period as provided in the  Swap Agreement  and the denominator of which is 360.

         Foreclosure  Profits:  With respect to any Distribution Date or related  Determination Date and any Mortgage Loan, the excess, if any,  of  Liquidation  Proceeds,  Insurance  Proceeds  and  REO Proceeds  (net of all  amounts  reimbursable  therefrom  pursuant to
Section 3.10(a)(ii)) in  respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition  occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property  (determined,  in the case of an  REO Disposition,  in  accordance  with  Section 3.14) plus  accrued  and unpaid  interest  at the  Mortgage  Rate on such unpaid principal  balance from the Due Date to which  interest  was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash Liquidation or REO Disposition occurred.

         Freddie Mac:  The Federal  Home Loan  Mortgage  Corporation,  a corporate  instrumentality  of the  United States  created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Gross Margin:  With respect to each  adjustable  rate Mortgage  Loan, the fixed  percentage set forth in the related  Mortgage
Note and indicated in Exhibit G  hereto as the "NOTE MARGIN," which  percentage is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and the
Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Independent:  When used with  respect to any  specified  Person,  means such a Person  who (i) is in fact  independent  of the
Depositor,  the Master Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct  financial  interest or any material indirect  financial  interest in the Depositor,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and (iii) is not  connected  with the  Depositor,  the Master  Servicer or the  Trustee as an officer,  employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

         Index:  With respect to any  adjustable  rate  Mortgage  Loan and as to any  Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial  Certificate  Principal  Balance:  With respect to each Class of Certificates  (other than the Class R  Certificates), the  Certificate  Principal  Balance of such Class of  Certificates  as of the Closing Date as set forth in the  Preliminary  Statement hereto.

         Initial  Purchaser:  Residential  Funding  Securities,  LLC, as initial purchaser of the Class B Certificates and the Class SB
Certificates.
         Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance  Policy or any other related  insurance  policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the Mortgage,  any
Subservicer,  the Master Servicer or the Trustee and are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures  that the Master Servicer would follow in servicing  mortgage loans held for its own account.

         Interest Accrual Period:  With respect to the Class A Certificates,  Class M Certificates  and Class B Certificates,  (i) with respect to the  Distribution  Date in December  2006,  the period  commencing  on the Closing Date and ending on the day  preceding the
Distribution  Date in December 2006, and (ii) with  respect to any Distribution  Date after the Distribution Date in December 2006, the period  commencing on the Distribution  Date in the month  immediately  preceding the month in which such  Distribution Date occurs and ending on the day preceding such  Distribution  Date. With respect to the Class SB  Certificates and any  Distribution  Date, the prior calendar month.

         Interest Distribution Amount: The sum of the Class A, Class M-1S,  Class M-2S,  Class M-3S,  Class M-4,  Class M-5, Class M-6,
Class M-7, Class M-8, Class M-9 and Class B Interest Distribution Amounts.

         Interested  Person: As of any date of  determination,  the Depositor,  the Master Servicer,  the Trustee,  any Mortgagor,  any
Manager of a Mortgaged Property, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

         Interim Certification:  As defined in Section 2.02.

         Late  Collections:  With respect to any Mortgage Loan, all amounts  received  during any Due Period,  whether as late payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of
Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR:  With respect to any  Distribution  Date,  the  arithmetic  mean of the London  interbank  offered rate  quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR  Business  Day:  Any day other than (i) a  Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,
England are required or authorized to by law to be closed.

         LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR Business Day immediately  preceding the commencement of the related Interest Accrual Period.

         Liquidation  Proceeds:  Amounts (other than Insurance  Proceeds) received by the Master Servicer in connection with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan-to-Value  Ratio:  As of any date,  the  fraction,  expressed  as a  percentage,  the  numerator  of which is the  current principal  balance of the related  Mortgage Loan at the date of  determination  (plus,  in the case of a junior lien Mortgage Loan, the principal  balance of the Senior Mortgage Loan on the Related  Mortgaged  Property) and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Marker Rate: With respect to the Class SB  Certificates or the REMIC II Regular  Interest SB-IO and any  Distribution  Date, a
per annum rate equal to two  (2) multiplied by the weighted average of the Uncertificated  REMIC I  Pass-Through Rates for each REMIC I
Regular  Interest  (other than the REMIC I  Regular  Interest  AA) with the rates on each such  REMIC I  Regular  Interest  (other than
REMIC I Regular  Interest  ZZ) subject to a cap equal to the  Pass-Through  Rate for the  corresponding  Class for such REMIC I Regular
Interest, and the rate on REMIC I Regular Interest ZZ subject to a cap of zero, in each case for purposes of this calculation.

         Maturity  Date:  With  respect to each Class of  Certificates  representing  ownership of regular  interest or  Uncertificated
Regular   Interests   issued  by  each  of  REMIC I  and  REMIC II  the  latest  possible   maturity  date,   solely  for  purposes  of
Section 1.860G-1(a)(4)(iii) of  the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing  a  regular  interest  in the Trust  Fund  would be  reduced  to zero,  which is,  for each  such  regular  interest,  the
Distribution  Date in  December 2036,  which is the  Distribution  Date  occurring in the month  following the last  scheduled  monthly payment of the Mortgage Loans.

         Maximum  Mortgage Loan Rate: With respect to the Class A,  Class M and Class B  Certificates  and any Interest Accrual Period,
14.00% per annum.

         Maximum  Mortgage  Rate:  With respect to any adjustable  rate Mortgage  Loan,  the rate indicated in Exhibit G  hereto as the
"NOTE  CEILING,"  which rate is the maximum  interest  rate that may be applicable  to such  adjustable  rate Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum Net Mortgage  Rate:  With respect to any  adjustable  rate  Mortgage Loan and any date of  determination,  the Maximum
Mortgage Rate minus the sum of (i) the Subservicing Fee Rate and (ii) the Servicing Fee Rate.

         MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of
Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         Minimum  Mortgage  Rate:  With respect to any  adjustable  rate Mortgage Loan, the greater of (i) the Note Margin and (ii) the rate  indicated in Exhibit G  hereto as the "NOTE FLOOR",  which rate may be applicable  to such  adjustable  rate Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Mortgage  Rate:  With respect to any  Mortgage  Loan that is the subject of a Servicing  Modification,  the Mortgage
Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         Modified  Net  Mortgage  Rate:  With respect to any  Mortgage  Loan that is the subject of a Servicing  Modification,  the Net
Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including  any  REO Property) and  the Due Date in any Due Period,  the
payment of principal  and interest due thereon in accordance  with the  amortization  schedule at the time  applicable  thereto  (after adjustment,  if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such amortization  schedule by reason of any  bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding  or any  moratorium or similar  waiver or grace period and before any  Servicing  Modification  that  constitutes  a reduction  of the  interest  rate on such
Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  With respect to each Mortgage Note related to a Mortgage  Loan,  the  mortgage,  deed of trust or other  comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage File:  The mortgage  documents  listed in  Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Loan  Schedule:  The lists of the  Mortgage  Loans  attached  hereto as  Exhibit G  (as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which lists shall set forth at a minimum the following  information as to each Mortgage Loan:

                  (i)      the Mortgage Loan identifying number ("RFC LOAN #");

                  (ii)     [reserved];

                  (iii)    the maturity of the Mortgage Note ("MATURITY DATE" or "MATURITY DT") for Mortgage Loans;

                  (iv)     the Mortgage Rate as of origination ("ORIG RATE");

                  (v)      the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

                  (vi)     the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

                  (vii)    the scheduled  monthly  payment of principal,  if any, and interest as of the Cut-off Date ("ORIGINAL P & I"
         or "CURRENT P & I" for the adjustable rate Mortgage Loans);

                  (viii)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

                  (ix)     the Loan-to-Value Ratio at origination ("LTV");

                  (x)      a code "T",  "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

                  (xi)     a code "N" under the column  "OCCP  CODE",  indicating  that the  Mortgage  Loan is  secured by a  non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

                  (xii)    the Maximum Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE CEILING");

                  (xiii)   the Maximum Net Mortgage Rate for the adjustable rate Mortgage Loans ("NET CEILING");

                  (xiv)    the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

                  (xv)     the first Adjustment Date after the Cut-off Date for the adjustable rate Mortgage Loans ("NXT INT CHG DT");

                  (xvi)    the Periodic Cap for the adjustable rate Mortgage Loans ("PERIODIC DECR" or "PERIODIC INCR"); and

                  (xvii)   (the rounding of the  semi-annual  or annual  adjustment to the Mortgage Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD").

         Such schedules may consist of multiple reports that collectively set forth all of the information required.

         Mortgage Loans:  Such of the mortgage loans  transferred and assigned to the Trustee  pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund,  the Mortgage Loans  originally so held being identified in the initial
Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage Loans held or deemed held as part of the  Trust Fund  including,  without limitation,  (i) with  respect to each  Cooperative  Loan, the related  Mortgage Note,  Security  Agreement,  Assignment of Proprietary
Lease,  Cooperative Stock Certificate,  Cooperative Lease and Mortgage File and all rights appertaining  thereto, and (ii) with respect to each  Mortgage  Loan  other than a  Cooperative  Loan,  each  related  Mortgage  Note,  Mortgage  and  Mortgage  File and all rights appertaining thereto.

         Mortgage Note:  The originally  executed note or other evidence of  indebtedness  evidencing the  indebtedness  of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate:  With respect to any Mortgage Loan, the interest rate borne by the related  Mortgage Note, or any  modification thereto other than a Servicing  Modification.  The Mortgage Rate on the adjustable  rate Mortgage Loans will adjust on each  Adjustment
Date to equal the sum (rounded to the nearest  multiple of one-eighth of one percent  (0.125%) or  up to the nearest  one-eighth of one percent,  which are indicated by a "U" on Exhibit G,  except in the case of the adjustable  rate Mortgage Loans  indicated by an "X" on
Exhibit G  or hereto  under the  heading  "NOTE  METHOD"),  of the  related  Index plus the Note  Margin,  in each case  subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Mortgaged  Property:  The  underlying  real  property  securing a Mortgage Loan or, with respect to a  Cooperative  Loan,  the related Cooperative Lease and Cooperative Stock.

         Mortgagor:  The obligor on a Mortgage Note.

         Net  Mortgage  Rate:  With  respect  to any  Mortgage  Loan as of any date of  determination,  a per annum  rate  equal to the
Mortgage  Rate for such  Mortgage  Loan as of such date  minus the sum of  (i) the  related  Servicing  Fee Rate and  (ii) the  related
Subservicing Fee Rate.

         Net Swap  Payment:  With respect to each  Distribution  Date, the net payment required to be made pursuant to the terms of the
Swap Agreement  by either the  Swap Counterparty  or the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest
Trust, which net payment shall not take into account any Swap Termination Payment.

         Net WAC Cap Rate: With respect to any  Distribution  Date and the Class A, Class M and Class B Certificates,  a per annum rate
(which will not be less than zero) equal to the excess,  if any, of (I),  the product of (A) the  weighted  average of the Net Mortgage
Rates (or, if  applicable,  the Modified  Net Mortgage  Rates) of  the  Mortgage  Loans using the Net Mortgage  Rates in effect for the
Monthly Payments due on such Mortgage Loans during the related Due Period and (B) a fraction  expressed as a percentage,  the numerator of which is 30 and the  denominator  of which is the  actual  number of days in the  related  Interest  Accrual  Period,  over (II) the product of (A) a fraction  expressed as a percentage,  the numerator of which is any Net Swap Payments owed to the Swap Counterparty or
Swap Termination  Payment not due to a Swap  Counterparty  Trigger Event owed to the Swap Counterparty as of such Distribution Date and the  denominator of which is the aggregate  Stated  Principal  Balance of the Mortgage Loans before giving effect to  distributions  of principal to be made on such  Distribution  Date and (B) a fraction  expressed as a  percentage,  the numerator of which is 360 and the denominator of which is the actual number of days in the related  Interest  Accrual Period.  For federal income tax purposes,  however, with  respect  to any  Distribution  Date and the REMIC II Regular  Interests  the  ownership  of which is  represented  by the Class A
Certificates,  Class M Certificates  and Class B  Certificates,  a per annum rate equal to the weighted  average of the  Uncertificated
REMIC I  Pass-Through  Rates for the REMIC I Regular Interests,  weighted on the basis of the Uncertificated  Principal Balance of each such REMIC I Regular Interest  immediately prior to such  Distribution  Date,  multiplied by a fraction,  the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period.

         Non-Primary  Residence  Loans:  The Mortgage  Loans  designated as secured by second or vacation  residences,  or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance
Proceeds,  Liquidation  Proceeds or  REO Proceeds.  To the extent  that any  Mortgagor  is not  obligated  under the  related  Mortgage documents to pay or reimburse any portion of any Servicing  Advances that are outstanding  with respect to the related Mortgage Loan as a result of a  modification  of such  Mortgage  Loan by the Master  Servicer,  which  forgives  amounts  which the Master  Servicer  or
Subservicer had previously  advanced,  and the Master Servicer  determines  that no other source of payment or  reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be  Nonrecoverable  Advances.  The determination by the Master
Servicer that it has made a  Nonrecoverable  Advance shall be evidenced by an Officer's  Certificate  delivered to the  Depositor,  the
Trustee and the Master Servicer  setting forth such  determination,  which shall include any other  information or reports  obtained by the Master Servicer such as property operating statements,  rent rolls, property inspection reports and engineering reports,  which may support such  determinations.  Notwithstanding  the above,  the Trustee shall be entitled to rely upon any  determination by the Master
Servicer that any Advance  previously  made is a  Nonrecoverable  Advance or that any proposed  Advance,  if made,  would  constitute a
Nonrecoverable Advance.

         Nonsubserviced  Mortgage  Loan:  Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a  Subservicing
Agreement.

         Note Margin:  With respect to each  adjustable  rate Mortgage  Loan, the fixed  percentage  set forth in the related  Mortgage
Note and  indicated in  Exhibit G  hereto as the "NOTE  MARGIN,"  which  percentage  is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage  Note,  the Periodic  Cap, the Maximum  Mortgage Rate and the
Minimum Mortgage Rate) the interest rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

         Notional Amount:  With respect to the Class SB Certificates, $400,000,129.

         Officer's  Certificate:  A certificate  signed by the Chairman of the Board, the President,  a Vice President,  Assistant Vice
President,  Director,  Managing  Director,  the  Treasurer,  the  Secretary,  an Assistant  Treasurer or an Assistant  Secretary of the
Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee and the Master  Servicer,  who may be counsel for the  Depositor  or the Master  Servicer,  provided  that any opinion of counsel  (i) referred  to in the  definition  of  "Disqualified
Organization"  or (ii) relating to the  qualification  of REMIC I or REMIC II as REMICs or compliance with the  REMIC Provisions  must, unless otherwise specified, be an opinion of Independent counsel.

         Optional  Termination  Date:  Any  Distribution  Date on or after which the Stated  Principal  Balance (after giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Outstanding  Mortgage Loan: With respect to the Due Date in any Due Period,  a Mortgage Loan (including an  REO Property) that was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or  REO Disposition  and that was not purchased,  deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the  excess,  if any, of (a) the  aggregate  Stated
Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution  Date over
(b) the aggregate Certificate  Principal Balance of the Class A Certificates,  Class M Certificates and Class B Certificates as of such date, before taking into account distributions of principal to be made on that Distribution Date.

         Overcollateralization Floor:  An amount equal to the product of 0.50% and the Cut-off Date Balance.

         Overcollateralization  Increase  Amount:  With  respect to any  Distribution  Date,  an amount  equal to the lesser of (i) the
Excess Cash Flow for that  Distribution Date available to make payments  pursuant to  Section 4.02(c)(xv) and  (ii) the excess, if any, of (x) the  Required  Overcollateralization  Amount  for that  Distribution  Date over  (y) the  Overcollateralization  Amount for that
Distribution Date.

         Overcollateralization  Reduction  Amount:  With respect to any  Distribution  Date for which the Excess  Overcollateralization
Amount is, or would be, after taking into account all other  distributions to be made on such Distribution  Date, greater than zero, an amount  equal to the  lesser  of  (i) the  Excess  Overcollateralization  Amount  for that  Distribution  Date and  (ii) the  Principal
Remittance Amount for such Distribution Date.

         Ownership  Interest:  With respect to any Certificate,  any ownership or security interest in such Certificate,  including any interest in such  Certificate as the Holder thereof and any other interest  therein,  whether direct or indirect,  legal or beneficial, as owner or as pledgee.

         Pass-Through  Rate: With respect to the Class A  Certificates  and each Interest Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the related  Class A Margin,  (ii) the Maximum  Mortgage Loan Rate and (iii) the Net WAC Cap Rate. With respect to the Class M  Certificates  and each  Interest  Accrual  Period,  a per annum  rate equal to the least of (i) LIBOR  plus the related
Class M Margin,  (ii) the Maximum  Mortgage Loan Rate and (iii) the Net WAC Cap Rate. With respect to the Class B Certificates and each
Interest  Accrual  Period,  a per annum rate equal to the least of (i) LIBOR plus the Class B Margin,  (ii) the Maximum  Mortgage  Loan
Rate and (iii) the Net WAC Cap Rate.

         With respect to the Class SB  Certificates  or the REMIC II  Regular  Interest SB-IO, a per annum rate equal to the percentage equivalent  of a  fraction,  the  numerator  of which  is  (x) the  sum,  for each  REMIC I  Regular  Interest,  of the  excess  of the
Uncertificated  REMIC I  Pass-Through  Rate for such REMIC I Regular Interest over the Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal  Balance  of the  applicable  REMIC  Regular  Interest  and  the  denominator  of  which  is  (y) the
Uncertificated Notional Amount.

         Paying Agent:  U.S. Bank National Association, or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With  respect to any  Class A,  Class M or Class B  Certificate,  the  undivided  percentage  ownership interest in the related  Class  evidenced  by such  Certificate,  which  percentage  ownership  interest  shall be equal to the Initial
Certificate  Principal  Balance thereof divided by the aggregate  Initial  Certificate  Principal Balance of all of the Certificates of
the same Class.  The  Percentage  Interest with respect to a Class SB  Certificate or Class R  Certificate  shall be stated on the face thereof.

         Periodic  Cap:  With respect to each  adjustable  rate  Mortgage  Loan,  the periodic rate cap that limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

         Permanent  Regulation S Global Offered Certificate:  Any one of the Class B Certificates  substantially in the form of Exhibit
C-3 hereto or any one of the Class SB  Certificates  substantially  in the form of Exhibit D-3 hereto,  and, in both cases,  more fully described in Section 5.02(e) hereof.

         Permitted Investments:  One or more of the following:

                  (i)      obligations  of or  guaranteed  as to  principal  and  interest  by  the  United States  or  any  agency  or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii)     repurchase agreements on obligations specified in clause (i) maturing  not more than one month from the date of acquisition  thereof,  provided that the unsecured  obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                  (iii)    federal funds,  certificates of deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which shall each have an original  maturity of not more than 90 days and,  in the case of  bankers'  acceptances,  shall in no event have an original  maturity of more than 365 days or a remaining  maturity of more than 30  days) denominated  in United States dollars of any  U.S. depository  institution or trust company  incorporated  under the laws of the  United States or any state thereof or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such  depository  institution or trust company at the date of acquisition  thereof have been rated by each Rating Agency in its highest short-term rating available;  and, provided further that, if the original maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days,  the  short-term  rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

                  (iv)     commercial paper and demand notes (having original  maturities of not more than 365 days) of any corporation incorporated  under the laws of the  United States  or any state  thereof which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term  rating  available;  provided that such commercial  paper and demand notes shall have a remaining maturity of not more than 30 days;

                  (v)      a money  market fund or a qualified  investment  fund rated by each Rating  Agency in its highest  long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

                  (vi)     other  obligations  or  securities  that are  acceptable  to each Rating  Agency as a  Permitted  Investment hereunder and will not reduce the rating assigned to any Class of  Certificates  by such Rating Agency below the  then-current rating by such Rating Agency, as evidenced in writing;

provided,  however, that no instrument shall be a Permitted Investment if it represents,  either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest  payments  derived from obligations  underlying  such  instrument and the principal and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating available  on  unsecured  long-term  debt  shall mean AAA in the case of  Standard &  Poor's  and Aaa in the case of  Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating  available on unsecured  commercial paper and short-term debt obligations shall mean the following:  A-1 in the case of Standard &  Poor's and P-1 in the case of Moody's;  provided,  however,  that any Permitted  Investment  that is a short-term debt obligation  rated A-1 by Standard &  Poor's must satisfy the following  additional conditions:  (i) the  total  amount of debt from A-1  issuers  must be limited to the  investment  of monthly  principal  and  interest payments  (assuming fully  amortizing  collateral);  (ii) the total amount of A-1  investments  must not represent more than 20% of the aggregate  outstanding  Certificate Principal Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a  predetermined  fixed  dollar  amount of  principal  due at maturity  that cannot  vary;  and (iv) if the investments  may be  liquidated  prior to their  maturity or are being relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index  plus a single  fixed  spread (if  any) and  must move  proportionately  with that  index.  Any  Permitted
Investment may be purchased by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States
Person.

         Person:  Any  individual,  corporation,  limited  liability  company,  partnership,  joint venture,  association,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pool Stated Principal  Balance:  With respect to any date of determination,  the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding  Mortgage Loan on the Due Date  immediately  preceding the Due Period preceding such date of determination.

         Posted  Collateral  Account:  The separate  account  created and maintained by the  Supplemental  Interest  Trust Trustee,  on
behalf of the Supplemental Interest Trust, pursuant to Section 4.10(e).

         Premium Account:  The separate account created and maintained by the Trustee pursuant to Section 4.11(b).

         Premium  Amount:  With  respect  to any  Mortgage  Loan   required  to be or  otherwise  purchased  on any  date  pursuant  to
Section 2.04  as a result of a breach of the  representation  and warranty  set forth in clause (ee) of the  Assignment  Agreement,  an amount equal to the product of (x) the  premium amount  percentage set forth on Exhibit AA for such date of purchase and (y) the Stated
Principal Balance of such Mortgage Loan.

         Prepayment  Assumption:  With respect to the Class A,  Class M and Class B Certificates,  the prepayment assumption to be used for  determining  the accrual of original issue discount and premium and market  discount on such  Certificates  for federal income tax purposes,  which assumes a prepayment rate of 20% HEP with respect to the fixed-rate  Mortgage Loans,  and 100% PPC with respect to the adjustable-rate Mortgage Loans.

         Prepayment  Interest  Shortfall:  With  respect to any  Distribution  Date and any Mortgage  Loan (other than a Mortgage  Loan relating to an  REO Property) that  was the subject of (a) a  Principal  Prepayment in Full during the related  Prepayment  Period,  an amount  equal to the excess of one month's  interest at the related Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a
Modified  Mortgage  Loan) on the Stated  Principal  Balance of such Mortgage Loan over the amount of interest  (adjusted to the related
Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such  Prepayment
Period to the date of such Principal  Prepayment in Full or (b) a  Curtailment  during the prior calendar month, an amount equal to one month's  interest at the related Net  Mortgage  Rate (or Modified Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the amount of such Curtailment.

         Prepayment Period:  With respect to any Distribution Date, the calendar month preceding the month of distribution.

         Primary  Insurance  Policy:  Each primary  policy of mortgage  guaranty  insurance as indicated by a numeric code on Exhibit G with the exception of either code "23" or "96" under the column "MI CO CODE".

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the  excess of (i) the  Available
Distribution Amount over (ii) the Interest Distribution Amount and (b) the sum of:

                  (i)      the principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

                  (ii)     the Stated  Principal  Balance of any Mortgage Loan  repurchased  during the related  Prepayment  Period (or deemed to have been so repurchased in accordance  with  Section 3.07(b)) pursuant  to  Section 2.02,  2.03,  2.04 or 4.07, the amount of any shortfall  deposited in the Custodial  Account in connection with the  substitution  of a Deleted  Mortgage Loan pursuant to  Section 2.03  or 2.04 during the related  Prepayment  Period and the Stated  Principal  Balance of Mortgage Loans
         purchased pursuant to Section 9.01 in connection with such Distribution Date, if applicable;

                  (iii)    the  principal  portion of all other  unscheduled  collections,  other than  Subsequent  Recoveries,  on the
         Mortgage Loans (including,  without limitation,  Principal Prepayments in Full, Curtailments,  Insurance Proceeds, Liquidation
         Proceeds and  REO Proceeds) received  during the related  Prepayment  Period to the extent  applied by the Master  Servicer as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

                  (iv)     the lesser of  (a) Subsequent  Recoveries for such  Distribution  Date and (b) the  principal portion of any
         Realized Losses allocated to any Class of Certificates on a prior Distribution Date and remaining unpaid;

                  (v)      the sum of (I) the lesser of (a) the  Excess  Cash Flow for that  Distribution  Date (to the extent not used pursuant to  clause (iv) of  this definition on such  Distribution  Date) and (b) the principal portion of any Realized Losses incurred (or deemed to have been  incurred) on  any Mortgage Loans in the calendar month preceding such  Distribution  Date to the extent  covered by Excess  Cash Flow for that  Distribution  Date and (II) any amount  described  in Clause (i) of Section
         4.09(c); and
                  (vi)     the sum of (I) the lesser of (a) the Excess Cash Flow for such  Distribution Date (to the extent not used to
         cover  Realized  Losses  pursuant  to  clause (iv) and   (v) of  this  definition  on  such  Distribution   Date) and  (b) the
         Overcollateralization  Increase  Amount  for such  Distribution  Date to the  extent  covered  by  Excess  Cash  Flow for that
         Distribution Date and (II) any amount described in Clause (ii) of Section 4.09(c);

         minus

                  (vii)    the amount of any Overcollateralization Reduction Amount for such Distribution Date;

                  (viii)   the amount of any Capitalization Reimbursement Amount for such Distribution Date; and

                  (ix)     any Net Swap Payments or Swap Termination  Payment not due to a Swap  Counterparty  Trigger Event due to the
         Swap Counterparty to the extent not previously paid from interest or principal collections on the Mortgage Loans;

provided,  however,  that the Principal  Distribution  Amount on any Distribution  Date shall not be less than zero or greater than the aggregate Certificate Principal Balance of the Class A, Class M and Class B Certificates.

         Principal  Prepayment:  Any payment of principal or other  recovery on a Mortgage  Loan,  including a recovery  that takes the form of Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months  subsequent to the month of prepayment.

         Principal  Prepayment in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire  principal  balance of a Mortgage
Loan.

         Principal  Remittance  Amount:  With respect to any  Distribution  Date, the sum of the amounts  described in clauses  (b)(i),
(b)(ii) and (b)(iii) of the definition of Principal Distribution Amount for that Distribution Date.

         Private Offered Certificates: The Class B Certificates and the Class SB Certificates, collectively.

         Program  Guide:  The  Residential  Funding  Seller  Guide for mortgage  collateral  sellers that  participate  in  Residential
Funding's  standard  mortgage  programs,  and Residential  Funding's  Servicing  Guide and any other  subservicing  arrangements  which
Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

         Purchase  Price:  With  respect to any  Mortgage  Loan (or  REO Property) required  to be or  otherwise  purchased on any date pursuant to Section 2.02,  2.03,  2.04, 4.07 or 4.08, an amount equal to the sum of (i) (a) if such Mortgage Loan (or  REO Property) is being purchased  pursuant to Sections 2.02,  2.03, 2.04 or 4.07 of this Agreement,  100% of the Stated  Principal  Balance thereof plus the principal portion of any related unreimbursed  Advances or (b) if such Mortgage Loan (or REO Property) is  being purchased pursuant to Section 4.08 of this Agreement,  the greater of (1) 100% of the Stated Principal  Balance thereof plus the principal  portion of any related  unreimbursed  Advances on such  Mortgage  Loan (or  REO Property) and  (2) the  fair market value  thereof plus the  principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage
Rate in the case of a Modified Mortgage  Loan) plus the rate per annum at which the Servicing Fee is calculated,  or (b) in the case of a purchase made by the Master  Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage
Loan), in each case on the Stated  Principal  Balance thereof to, but not including,  the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified  Insurer:  A  mortgage  guaranty  insurance  company  duly  qualified  as such  under  the laws of the  state of its principal  place of business and each state having  jurisdiction  over such insurer in connection  with the insurance  policy issued by such insurer,  duly  authorized and licensed in such states to transact a mortgage  guaranty  insurance  business in such states and to write the insurance  provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved  mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally  recognized  statistical  rating  organization.  Any replacement  insurer  with  respect to a Mortgage  Loan must have at least as high a claims  paying  ability  rating as the  insurer it replaces had on the Closing Date.

         Qualified  Substitute  Mortgage  Loan: A Mortgage  Loan  substituted  by  Residential  Funding or the  Depositor for a Deleted
Mortgage  Loan which must,  on the date of such  substitution,  as  confirmed  in an  Officers'  Certificate  delivered to the Trustee,
(i) have an  outstanding  principal  balance,  after  deduction  of the  principal  portion of the monthly  payment due in the month of substitution  (or in the case of a substitution  of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate  outstanding principal  balance,  after such deduction),  not in excess of the Stated Principal  Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential  Funding,  in the Custodial  Account in the month of  substitution);  (ii) have a Mortgage
Rate and a Net  Mortgage  Rate no lower  than and not more than 1% per annum  higher  than the  Mortgage  Rate and Net  Mortgage  Rate, respectively,  of the  Deleted  Mortgage  Loan as of the  date  of  substitution;  (iii) have  a  Loan-to-Value  Ratio  at the  time of substitution  no higher than that of the  Deleted  Mortgage  Loan at the time of  substitution;  (iv) have  a remaining  term to stated
maturity  not  greater  than  (and  not more  than one year  less  than) that  of the  Deleted  Mortgage  Loan;  (v) comply  with  each representation  and warranty set forth in Sections  2.03 and 2.04 hereof and  Section 4 of the  Assignment  Agreement;  and (vi) in the
case of the  adjustable  rate Mortgage  Loans,  (w) have a Mortgage  Rate that adjusts with the same  frequency and based upon the same
Index as that of the  Deleted  Mortgage  Loan,  (x) have a Note  Margin not less than that of the  Deleted  Mortgage  Loan;  (y) have a
Periodic Rate Cap that is equal to that of the Deleted  Mortgage  Loan; and (z) have a next  Adjustment  Date no later than that of the
Deleted Mortgage Loan.

         Rating Agency:  Moody's and Standard &  Poor's. If any agency or a successor is no longer in existence,  "Rating Agency" shall be such statistical  credit rating agency, or other comparable Person,  designated by the Depositor,  notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized Loss: With respect to each Mortgage Loan (or  REO Property) as  to which a Cash  Liquidation or  REO Disposition  has occurred,  an amount (not less than zero) equal to (i) the Stated Principal  Balance of the Mortgage Loan (or  REO Property) as  of the
date of Cash  Liquidation or  REO Disposition,  plus  (ii) interest  (and  REO Imputed  Interest,  if any) at the Net Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) from  the Due Date as to which interest was last paid or advanced to  Certificateholders  up to the last day of the month in which  the Cash  Liquidation  (or  REO Disposition) occurred  on the  Stated
Principal  Balance of such  Mortgage  Loan (or  REO Property) outstanding  during  each Due Period that such  interest  was not paid or advanced,  minus (iii) the  proceeds,  if any, received during the month in which such Cash Liquidation (or  REO Disposition) occurred, to the extent  applied as  recoveries  of interest at the Net Mortgage  Rate (or  Modified Net Mortgage  Rate in the case of a Modified
Mortgage  Loan) and  to  principal  of the  Mortgage  Loan,  net of the  portion  thereof  reimbursable  to the Master  Servicer or any
Subservicer with respect to related  Advances,  Servicing  Advances or other expenses as to which the Master Servicer or Subservicer is entitled to  reimbursement  thereunder but which have not been previously  reimbursed.  With respect to each Mortgage Loan which is the subject of a Servicing  Modification,  (a) (1) the  amount by which the interest portion of a Monthly Payment or the principal  balance of such  Mortgage  Loan was reduced or (2) the sum of any other  amounts  owing under the  Mortgage  Loan that were  forgiven  and that constitute  Servicing  Advances that are reimbursable to the Master Servicer or a Subservicer,  and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately  following the month in which a Principal  Prepayment or the
Purchase  Price of such  Mortgage  Loan is received or is deemed to have been  received.  With respect to each  Mortgage Loan which has become  the  subject of a  Deficient  Valuation,  the  difference  between  the  principal  balance of the  Mortgage  Loan  outstanding immediately  prior to such Deficient  Valuation and the principal  balance of the Mortgage Loan as reduced by the Deficient  Valuation.
With respect to each Mortgage Loan which has become the object of a Debt Service  Reduction,  the amount of such Debt Service Reduction attributable  to interest.  Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service  Reduction shall be deemed a
Realized  Loss  hereunder so long as the Master  Servicer has  notified the Trustee in writing that the Master  Servicer is  diligently pursuing any remedies that may exist in connection with the  representations  and warranties  made regarding the related  Mortgage Loan and either  (A) the  related  Mortgage  Loan is not in default with regard to payments due  thereunder  or  (B) delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any  applicable  primary  hazard  insurance  policy and any related  escrow  payments  in  respect  of such  Mortgage  Loan are being  advanced  on a current  basis by the  Master  Servicer  or a
Subservicer, in either case without giving effect to any Debt Service Reduction.

         Record Date: With respect to each Distribution  Date and the Class A,  Class M and Class B  Certificates  which are Book-Entry
Certificates, the close of business on the Business Day prior to such Distribution Date.

         With respect to each Distribution Date and the Certificates (other than the Class A,  Class M and Class B  Certificates),  the close of  business on the last  Business  Day of the month next  preceding  the month in which the related  Distribution  Date  occurs, except in the case of the first Record Date, which shall be the Closing Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular Interest:  Any one of the regular interests in the Trust Fund.

         Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation  AB), 17 C.F.R.ss.ss.229.1100-229.1123,  as such may be amended  from time to time,  and subject to such  clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Regulation S Global  Offered  Certificate:  Any Temporary  Regulation S Global Offered  Certificate or Permanent  Regulation S
Global Offered Certificate.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans  resulting  from the Relief Act or similar  legislation or regulations.

         REMIC: A "real estate  mortgage  investment  conduit"  within the meaning of Section 860D of the Code. As used herein the term
"REMIC" shall mean REMIC I and REMIC II.

         REMIC Administrator:  Residential Funding Company,  LLC. If Residential Funding Company,  LLC is found by a court of competent jurisdiction  to no longer be able to fulfill its  obligations  as  REMIC Administrator  under this  Agreement  the Master  Servicer or
Trustee  acting  as  successor  master  servicer  shall  appoint  a  successor  REMIC Administrator,   subject  to  assumption  of  the
REMIC Administrator obligations under this Agreement.

         REMIC I:  The  segregated  pool of assets  subject  hereto  (exclusive  of the  Supplemental  Interest  Trust Account and Swap
Agreement,  each of which is not an asset of any  REMIC),  constituting  a  portion  of the  primary  trust  created  hereby  and to be administered  hereunder,  with respect to which a separate  REMIC election is to be made (exclusive of the Supplemental  Interest Trust
Account  and Swap  Agreement,  each of which is not an asset of any  REMIC),  consisting  of:  (i) the  Mortgage  Loans and the related
Mortgage  Files;  (ii) all  payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly
Payments  due in the month of the Cut-off  Date) as  shall be on deposit in the  Custodial  Account or in the  Certificate  Account and
identified  as belonging to the  Trust Fund;  (iii) property  which secured a Mortgage Loan and which has been acquired for the benefit of the  Certificateholders  by foreclosure or deed in lieu of foreclosure;  (iv) the hazard  insurance  policies and Primary  Insurance
Policies pertaining to the Mortgage Loans, if any; and (v) all proceeds of clauses (i) through (iv) above.

         REMIC I Regular Interest:  Any of the separate  non-certificated  beneficial  ownership  interests in REMIC I issued hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I Regular Interest shall accrue interest at the related  Uncertificated
REMIC I  Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an  aggregate  amount equal to its initial  Uncertificated  Principal  Balance as set forth in the  Preliminary
Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC I  Interest  Loss  Allocation  Amount:  With respect to any  Distribution  Date,  an amount equal to (a) the  product of
(i) the  aggregate  Uncertificated  Principal  Balance of the REMIC I Regular  Interests then  outstanding and (ii) the  Uncertificated
Pass-Through Rate for REMIC I Regular Interest AA minus the Marker Rate, divided by (b) 12.

         REMIC I  Overcollateralized  Amount:  With  respect  to any date of  determination,  (i) 1%  of the  aggregate  Uncertificated
Principal Balances of the REMIC I Regular Interests minus (ii) the aggregate  Uncertificated  Principal Balances of the REMIC I Regular
Interests (other than REMIC I Regular Interests AA and ZZ), in each case as of such date of determination.

         REMIC I  Principal Loss Allocation  Amount:  With respect to any Distribution  Date, an amount equal to the product of (i) the aggregate  Stated Principal  Balance of the Mortgage Loans then outstanding and (ii) 1 minus a fraction,  the numerator of which is two times the sum of the  Uncertificated  Principal  Balances of REMIC I Regular  Interests A-1, A-2, A-3, A-4, M-1S, M-2S, M-3S, M-4, M-5,
M-6,  M-7,  M-8,  M-9 and B and the  denominator  of which is the sum of the  Uncertificated  Principal  Balances  of  REMIC I  Regular
Interests A-1, A-2, A-3, A-4, M-1S, M-2S, M-3S, M-4, M-5, M-6, M-7, M-8, M-9, B and ZZ.

         REMIC I  Regular  Interest  AA: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an  initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  A-1: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  A-2: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  A-3: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  A-4: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-1S:  A regular  interest in REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-2S:  A regular  interest in REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-3S:  A regular  interest in REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-4: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-5: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-6: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-7: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-8: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-9: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  B: A  regular  interest  in  REMIC I that is held as an asset of  REMIC  II,  that has an  initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  ZZ: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an  initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  ZZ Maximum  Interest  Deferral  Amount:  With  respect  to any  Distribution  Date,  the excess of
(i) Uncertificated  Accrued  Interest  calculated  with  the  REMIC I  Regular  Interest  ZZ  Uncertificated  Pass-Through  Rate and an
Uncertificated  Principal Balance equal to the excess of (x) the  Uncertificated  Principal Balance of REMIC I Regular Interest ZZ over
(y) the  REMIC I  Overcollateralized  Amount,  in each case for such  Distribution  Date, over (ii) the sum of  Uncertificated  Accrued
Interest on REMIC I  Regular  Interest A-1 through  REMIC I  Regular  Interest B, with the rate on each such REMIC I  Regular  Interest subject to a cap equal to the Pass-Through Rate for the corresponding Class for the purpose of this calculation.

         REMIC II:  The segregated pool of assets described in the Preliminary Statement.

         REMIC II  Regular  Interest:  Any  "regular  interest"  issued by REMIC II  the  ownership  of which is evidenced by a Class A
Certificate, a Class M Certificate, the Class B Certificate or the Class SB Certificate.

         REMIC II Regular  Interest SB-IO: A separate  non-certificated  regular interest of REMIC II  designated as a REMIC II Regular
Interest.  REMIC II  Regular  Interest SB-IO shall have no entitlement to principal and shall be entitled to  distributions of interest subject to the terms and  conditions  hereof,  in an  aggregate  amount  equal to interest  distributable  with respect to the Class SB
Certificate pursuant to the terms and conditions hereof.

         REMIC II Regular  Interest SB-PO: A separate  non-certificated  regular interest of REMIC II  designated as a REMIC II Regular
Interest.  REMIC II  Regular  Interest SB-PO shall have no entitlement to interest and shall be entitled to  distributions of principal subject to the terms and  conditions  hereof,  in an aggregate  amount equal to  principal  distributable  with respect to the Class SB
Certificates pursuant to the terms and conditions hereof.

         REMIC Provisions:  Provisions  of the federal  income tax law  relating to real estate  mortgage  investment  conduits,  which appear at Sections  860A  through  860G of  Subchapter M of Chapter 1 of the Code,  and related  provisions,  and  temporary  and final regulations  (or,  to the extent not  inconsistent  with such  temporary  or final  regulations,  proposed  regulations) and  published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REMIC Regular Interests:  the REMIC I Regular Interests and REMIC II Regular Interests.

         REO Acquisition:  The  acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the  Certificateholders of any REO Property pursuant to Section 3.14.

         REO Disposition:   With  respect  to  any  REO Property,  a  determination  by  the  Master  Servicer  that  it  has  received substantially all Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and recoveries  (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed  Interest:  With respect to any  REO Property,  for any period,  an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage  Rate that would have been  applicable  to the related  Mortgage  Loan had it been  outstanding) on  the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO Proceeds:  Proceeds, net of expenses,  received in respect of any REO Property  (including,  without limitation,  proceeds from the rental of the related  Mortgaged  Property or with respect to a Cooperative  Loan,  the related  Cooperative  Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property:  A  Mortgaged  Property  acquired  by the Master  Servicer,  on behalf of the Trust Fund for the  benefit of the
Certificateholders  pursuant to  Section 3.14,  through  foreclosure  or deed in lieu of  foreclosure  in  connection  with a defaulted
Mortgage Loan.

         Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction,  (ii) has been subject to a term  extension or (iii) has  had amounts  owing on such  Mortgage  Loan  capitalized  by adding such amount to the Stated
Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage Loan modified in accordance with  clause (i) above for a temporary  period shall not be a  Reportable  Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in payments of principal  and  interest for six months since the date of such  modification  if that  interest  rate  reduction is not made  permanent thereafter.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for Release:  A request for release,  the form of which is attached as Exhibit H hereto,  or an electronic  request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         Required  Overcollateralization  Amount:  With respect to any Distribution Date, (a) if such Distribution Date is prior to the
Stepdown Date,  3.10% of the Cut-off Date Balance,  or (b) if such  Distribution  Date is on or after the Stepdown Date, the greater of
(i) 6.20% of the then current  aggregate  Stated  Principal  Balance of the Mortgage  Loans as of the end of the related Due Period and
(ii) the  Overcollateralization  Floor;  provided,  however,  that if a Trigger Event is in effect, the Required  Overcollateralization
Amount shall be equal to the Required  Overcollateralization  Amount for the  immediately  preceding  Distribution  Date.  The Required
Overcollateralization Amount may be reduced from time to time with notification to the Rating Agencies.

         Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited liability company,  in its capacity as seller of the Mortgage Loans to the Depositor and not in its capacity as Master Servicer, and any successor thereto.

         Responsible  Officer:  When used with respect to the Trustee,  any officer of the Corporate  Trust  Department of the Trustee, including any Senior Vice President,  any Vice President,  any Assistant Vice President,  any Assistant Secretary, any Trust Officer or
Assistant Trust Officer,  or any other officer of the Trustee,  in each case with direct  responsibility for the administration of this
Agreement.

         RFC Exemption:  As defined in Section 5.02(f)(ii).

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         Rule 144A Global Offered Certificate:  Any one of the Class B Certificates  substantially in the form of Exhibit C-1 hereto or any one of the Class SB  Certificates  substantially  in the form of Exhibit D-1 hereto,  and, in both cases,  more fully  described in
Section 5.02(e) hereof.

         Securities Act:   Securities Act of 1933, as amended.

         Security  Agreement:  With  respect  to a  Cooperative  Loan,  the  agreement  creating a  security  interest  in favor of the originator in the related Cooperative Stock.

         Securitization  Transaction:  Any  transaction  involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

         Senior  Enhancement  Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is (x) the sum of (i) the aggregate  Certificate  Principal  Balance of the Class M  Certificates and Class B Certificates and (ii) the
Overcollateralization  Amount,  in each case prior to the distribution of the Principal  Distribution  Amount on such Distribution Date and the denominator of which is (y) the  aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Sequential Class M Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i) the  remaining  Principal  Distribution  Amount  for that  Distribution  Date after  distribution  of the Class A
         Principal Distribution Amount; and

                  (ii)  the  excess,  if any,  of (A) the  sum of (1)  the  aggregate  Certificate  Principal  Balance  of the  Class A
         Certificates  (after taking into account the payment of the Class A Principal  Distribution Amount for that Distribution Date)
         and (2) the  aggregate  Certificate  Principal  Balance  of the  Sequential  Class M  Certificates  immediately  prior to that
         Distribution  Date over (B) the lesser of (x) the product of (1)  approximately  73.80% and (2) the aggregate Stated Principal
         Balance of the mortgage loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the mortgage loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses  incurred in connection with a default,  delinquency  or other  unanticipated  event by the  Master Servicer  or a Subservicer  in the  performance of its servicing obligations,  including, but not limited to, the cost of (i) the preservation,  restoration and protection of a Mortgaged Property (or, with respect to a Cooperative  Loan,  the related  Cooperative  Apartment),  (ii) any  enforcement or judicial  proceedings,  including foreclosures,  including any expenses  incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the  MERS System,  (iii) the  management  and  liquidation  of any  REO Property,  (iv) any  mitigation  procedures  implemented  in accordance with Section 3.07 and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11,  3.12(a) and 3.14, including,  if the  Master Servicer  or any Affiliate of the  Master Servicer  provides  services such as appraisals  and brokerage  services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing  Criteria:  The "servicing  criteria" set forth in Item  1122(d) of  Regulation AB, as such may be amended from time to time.

         Servicing  Fee: With respect to any Mortgage Loan and  Distribution  Date, the fee payable  monthly to the Master  Servicer in respect of master  servicing  compensation  that accrues at an annual rate equal to the  Servicing  Fee Rate  multiplied  by the Stated
Principal  Balance of such  Mortgage  Loan as of the  related  Due Date in the  related  Due  Period,  as may be  adjusted  pursuant to
Section 3.16(e).

         Servicing  Fee Rate:  With respect to any Mortgage  Loan,  the per annum rate  designated on the Mortgage Loan Schedule as the
"MSTR SERV FEE" as may be adjusted with respect to successor Master  Servicers as provided in  Section 7.02,  which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

         Servicing  Modification:  Any  reduction of the  interest  rate on or the Stated  Principal  Balance of a Mortgage  Loan,  any
extension of the final  maturity  date of a Mortgage  Loan,  and any  increase to the Stated  Principal  Balance of a Mortgage  Loan by
adding to the Stated  Principal  Balance  unpaid  principal and interest and other amounts owing under the Mortgage  Loan, in each case pursuant to a modification  of a Mortgage Loan that is in default,  or for which,  in the judgment of the Master  Servicer,  default is reasonably foreseeable in accordance with Section 3.07(a).

         Servicing  Officer:  Any officer of the Master Servicer involved in, or responsible for, the  administration  and servicing of the Mortgage Loans whose name and specimen  signature  appear on a list of servicing  officers  furnished to the Trustee on the Closing
Date by the Master Servicer, as such list may from time to time be amended.

         Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution  Date and the Mortgage Loans,  the arithmetic  average, for each of the three  Distribution  Dates ending with such  Distribution  Date, of the fraction,  expressed as a percentage,  equal to
(x) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans that are 60 or more days  delinquent  in payment of principal and interest for that  Distribution  Date,  including  Mortgage Loans in bankruptcy  that are 60 or more days  delinquent,  foreclosure and
REO Properties,  over (y) the aggregate Stated Principal  Balance of all of the Mortgage Loans immediately  preceding that Distribution
Date.

         Standard &  Poor's:  Standard & Poor's Ratings Services,  a division of The McGraw-Hill  Companies,  Inc. or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated  Principal  Balance:  With  respect to any Mortgage  Loan or related  REO Property,  at any given time,  (i) the sum of
(a) the Cut-off Date Principal  Balance of the Mortgage Loan, and (b) any amount by which the Stated Principal  Balance of the Mortgage
Loan has been increased pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such  Mortgage  Loan or  REO Property  during each Due Period  commencing on the first Due Period after the Cut-Off
Date and ending with the Due Period related to the previous  Distribution  Date which were received or with respect to which an Advance was made,  and  (b) all  Principal  Prepayments  with  respect to such  Mortgage  Loan or  REO Property,  and all  Insurance  Proceeds,
Liquidation  Proceeds and  REO Proceeds,  to the extent  applied by the Master  Servicer as recoveries of principal in accordance  with
Section 3.14 with respect to such Mortgage Loan or REO Property,  in each case which were distributed  pursuant to Section 4.02 or 4.03
on  any  previous   Distribution  Date,  and  (c) any  Realized  Loss  incurred  with  respect  to  such  Mortgage  Loan  allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown Date: The Distribution  Date which is the earlier to occur of (i) the  Distribution  Date immediately  succeeding the
Distribution  Date on which the  aggregate  Certificate  Principal  Balance of the  Class A  Certificates  has been  reduced to zero or
(ii) the  later to occur of (x) the  Distribution  Date occurring in  December 2009  and (y) the first  Distribution  Date on which the
Senior Enhancement Percentage is equal to or greater than 44.20%.

         Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

         Subsequent  Recoveries:  As of any  Distribution  Date,  amounts  received by the Master Servicer (net of any related expenses permitted to be  reimbursed  pursuant to  Section 3.10) or  surplus  amounts held by the Master  Servicer to cover  estimated  expenses
(including,  but not limited to,  recoveries in respect of the  representations  and warranties  made by the related Seller pursuant to the applicable  Seller's Agreement and assigned to the Trustee pursuant to  Section 2.04) specifically  related to a Mortgage Loan that was the subject of a Cash  Liquidation or an  REO Disposition  prior to the related  Prepayment  Period and that resulted in a Realized
Loss.

         Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing  Agreement and who generally  satisfied the  requirements  set forth in the Program Guide in respect of the  qualification of a Subservicer as of the date of its approval as a
Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a Mortgage  Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master  Servicer and any  Subservicer  relating to servicing  and administration  of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing  Fee: With respect to any Mortgage Loan, the fee payable monthly to the related  Subservicer  (or, in the case of a Nonsubserviced  Mortgage Loan, to the Master  Servicer) in  respect of subservicing and other  compensation that accrues with respect to each  Distribution  Date at an annual rate equal to the  Subservicing  Fee Rate multiplied by the Stated  Principal  Balance of such
Mortgage Loan as of the related Due Date in the related Due Period.

         Subservicing Fee Rate:  The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

         Supplemental  Interest Trust Account:  The separate trust account  created and maintained by the  Supplemental  Interest Trust
Trustee for the benefit of the Certificateholders pursuant to Section 4.09(a).

         Supplemental  Interest Trust:  The separate trust created and maintained by the  Supplemental  Interest Trust Trustee pursuant to Section 4.09(a).  The primary activities of the Supplemental Interest Trust shall be:

                  (i)      holding the Swap Agreement;

                  (ii)     receiving collections or making payments with respect to the Swap Agreement; and

                  (iii)    engaging in other  activities that are necessary or incidental to accomplish these limited  purposes,  which activities  cannot be contrary to the status of the  Supplemental  Interest Trust as a qualified  special purpose entity under existing accounting literature.

         Swap Agreement:  The interest rate swap agreement between the Swap  Counterparty and the Supplemental  Interest Trust Trustee,
on behalf of the  Supplemental  Interest Trust,  which  agreement  provides for Net Swap Payments and Swap  Termination  Payments to be
paid, as provided therein,  together with any schedules,  confirmations,  credit support annexes or other agreements  relating thereto, attached hereto as Exhibit U.

         Swap Agreement  Notional  Balance:  As to the Swap Agreement and each Floating Rate Payer Payment Date (as defined in the Swap
Agreement), the amount set forth on Exhibit T hereto for such Floating Rate Payer Payment Date.

         Swap  Counterparty:  The swap  counterparty  under the Swap  Agreement  either  (a)  entitled  to  receive  payments  from the
Supplemental  Interest Trust Trustee, on behalf of the Supplemental  Interest Trust, from amounts payable by the Supplemental  Interest
Trust  Trustee,  on behalf  of the  Supplemental  Interest  Trust,  under  this  Agreement  or (b)  required  to make  payments  to the
Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust,  for payments to the Supplemental  Interest Trust
Trustee,  on behalf of the Supplemental  Interest Trust, in either case pursuant to the terms of the Swap Agreement,  and any successor in interest or assign.  Initially, the Swap Counterparty shall be Deutsche Bank AG, New York Branch.

         Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

         Swap  Counterparty  Trigger Event:  With respect to any Distribution  Date, (i) an "Event of Default" under the Swap Agreement with respect to which the Swap  Counterparty is a Defaulting  Party,  (ii) a "Termination  Event" under the Swap Agreement with respect to which the Swap  Counterparty is the sole Affected Party,  or (iii) an "Additional  Termination  Event" under the Swap Agreement with respect to which the Swap Counterparty is the sole Affected Party.

         Swap Termination  Payment:  Upon the designation of an "Early Termination Date" as defined in the Swap Agreement,  the payment to be made by the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, to the Swap  Counterparty  from payments from the Supplemental  Interest Trust, or by the Swap  Counterparty to the Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest Trust for payment to the  Supplemental  Interest  Trust,  as applicable,  pursuant to the terms of the Swap
Agreement.

         Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S. Real  Estate  Mortgage  Investment
Conduit Income Tax Return,  including Schedule Q thereto,  Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net
Loss  Allocation,  or any  successor  forms,  to be filed on  behalf  of any  REMIC due  to its  classification  as a  REMIC under  the
REMIC Provisions,  together  with any and all other  information,  reports or  returns  that may be  required  to be  furnished  to the
Certificateholders  or filed with the  Internal  Revenue  Service  or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

         Telerate Screen Page 3750:  As defined in Section 1.02.

         Transaction Party:  As defined in Section 12.02(a).

         Temporary  Regulation S Global Offered Certificate:  Any one of the Class B Certificates  substantially in the form of Exhibit
C-2 hereto or any one of the Class SB  Certificates  substantially  in the form of Exhibit D-2 hereto,  and, in both cases,  more fully described in Section 5.02(e) hereof.

         Transfer:  Any direct or  indirect  transfer,  sale,  pledge,  hypothecation  or other  form of  assignment  of any  Ownership
Interest in a Certificate.

         Transfer Affidavit and Agreement: As defined in Section 5.02(f).

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trigger  Event:  A Trigger  Event is in effect  with  respect  to any  Distribution  Date if either  (i) with  respect  to any
Distribution Date, the three-month average of the Sixty-Plus  Delinquency  Percentage,  as determined on that Distribution Date and the immediately  preceding two Distribution  Dates,  equals or exceeds 36.20% of the Senior  Enhancement  Percentage or (ii) the  aggregate amount of Realized  Losses on the Mortgage Loans as a percentage of the Cut-off Date Balance  exceeds the  applicable  amount set forth below:

December 2008 to November 2009                    1.60% with  respect to  December  2008,  plus an
                                                  additional   1/12th  of  2.00%  for  each  month
                                                  thereafter.
December 2009 to November 2010                    3.60% with  respect to  December  2009,  plus an
                                                  additional   1/12th  of  2.05%  for  each  month
                                                  thereafter.
December 2010 to November 2011                    5.65% with  respect to  December  2010,  plus an
                                                  additional   1/12th  of  1.65%  for  each  month
                                                  thereafter.
December 2011 to November 2012                    7.30% with  respect to  December  2011,  plus an
                                                  additional   1/12th  of  0.95%  for  each  month
                                                  thereafter.
December 2012 to November 2013                    8.25% with  respect to  December  2012,  plus an
                                                  additional   1/12th  of  0.05%  for  each  month
                                                  thereafter.
December 2013 and thereafter                      8.30%

         Trust Fund:  The segregated  pool of assets subject  hereto,  consisting of: (i) the  Mortgage Loans and the related  Mortgage
Files;  (ii) all  payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial  Account or in the Certificate  Account and identified as belonging  to the  Trust Fund;  (iii) property  which  secured a  Mortgage  Loan and which has been  acquired  for the  benefit  of the
Certificateholders  by foreclosure or deed in lieu of foreclosure;  (iv) the hazard insurance  policies and Primary Insurance  Policies pertaining to the Mortgage Loans, if any; (v)  rights under the Swap Agreement and the  Supplemental  Interest Trust Account;  and (vi)
all proceeds of clauses (i) through (v) above.

         Trustee Information:  As specified in Section 12.05(a)(i)(A).

         Uncertificated  Accrued  Interest:  With  respect to any REMIC I  Regular  Interest  for any  Distribution  Date,  one month's interest at the related  Uncertificated  REMIC I Pass-Through Rate for such Distribution Date, accrued on its Uncertificated  Principal
Balance  immediately prior to such Distribution  Date.  Uncertificated  Accrued Interest for the REMIC I Regular Interests shall accrue on the basis of a 360-day year  consisting of twelve 30-day months.  For purposes of calculating the amount of  Uncertificated  Accrued
Interest for the REMIC I Regular  Interests for any  Distribution  Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls
(to the extent not covered by  Compensating  Interest) relating  to the  Mortgage  Loans for any  Distribution  Date shall be allocated first, to  Uncertificated  Accrued  Interest  payable to REMIC I Regular Interest AA and REMIC I Regular Interest ZZ up to an aggregate amount equal to the REMIC I  Interest Loss  Allocation  Amount,  98% and 2%,  respectively,  and  thereafter  any remaining  Prepayment
Interest  Shortfalls  (to the  extent not  covered by  Eligible  Master  Servicing  Compensation) for  any  Distribution  Date shall be allocated among REMIC I Regular  Interest AA, REMIC I Regular  Interest A-1,  REMIC I Regular  Interest A-2,  REMIC I Regular  Interest
A-3,  REMIC I Regular  Interest A-4,  REMIC I  Regular  Interest M -1, REMIC I Regular  Interest M-2S,  REMIC I Regular  Interest M-3S,
REMIC I Regular  Interest M-1S,  REMIC I Regular  Interest M-4,  REMIC I Regular  Interest M-5,  REMIC I Regular  Interest M-6, REMIC I
Regular  Interest M-7,  REMIC I Regular  Interest M-8,  REMIC I Regular  Interest M-9,  REMIC I Regular  Interest B and REMIC I Regular
Interest ZZ, pro rata based on, and to the extent of,  Uncertificated  Accrued  Interest,  as calculated  without  application  of this sentence.

         Uncertificated  Notional Amount:  With respect to the REMIC II  Regular Interest SB-IO component of the Class SB  Certificates and any  Distribution  Date, an amount equal to the aggregate  Uncertificated  Principal  Balance of the REMIC I Regular  Interests for
such Distribution Date.

         Uncertificated  Principal  Balance:  As of the Closing Date,  the  Uncertificated  Principal  Balance of each REMIC I  Regular
Interest shall equal the amount set forth in the Preliminary  Statement  hereto as its initial  Uncertificated  Principal  Balance.  On each  Distribution  Date, the  Uncertificated  Principal Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal deemed made on such  REMIC Regular  Interest on such  Distribution Date pursuant to Section 4.02 and, if and to the extent necessary and appropriate,  shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.05,  and the
Uncertificated  Principal  Balance of REMIC I Regular Interest ZZ shall be increased by the related  interest  deferrals as provided in
Section 4.02.  The  Uncertificated  Principal  Balance of each REMIC I Regular  Interest shall never be less than zero. With respect to the  REMIC II  Regular  Interest  SB-PO an initial  amount  equal to the amount set forth in the  Preliminary  Statement  hereto as its initial  Uncertificated  Principal Balance.  On each Distribution  Date, the Uncertificated  Principal Balance of each REMIC II Regular
Interest shall be reduced by all  distributions  of principal  deemed made on such  REMIC Regular  Interest on such  Distribution  Date pursuant to Section 4.02  and, if and to the extent necessary and appropriate,  shall be further reduced on such  Distribution  Date by
Realized Losses as provided in Section 4.05.

         Uncertificated  REMIC I  Pass-Through  Rate: With respect to each REMIC I Regular  Interest and any  Distribution  Date, a per
annum rate equal to the weighted  average of the Net Mortgage Rates of the Mortgage Loans in effect for the scheduled  Monthly Payments due on such Mortgage Loans during the related Due Period.

         Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage such that the complete  restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States  Person: A citizen or resident of the  United States,  a corporation,  partnership or other entity (treated as a corporation  or  partnership  for  United States  federal  income  tax  purposes) created  or  organized  in, or under the laws of, the
United States,  any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided  that, for purposes solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity treated as a partnership for  United States  federal income tax purposes shall be treated as a  United States  Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a corporation  for  United States federal  income tax purposes are required by the  applicable  operative  agreement to be  United States  Persons,  or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

         VA:  The Veterans Administration, or its successor.

         Voting Rights:  The portion of the voting rights of all of the Certificates  which is allocated to any Certificate.  98.00% of all of the Voting  Rights shall be allocated  among  Holders of the Class A,  Class M and Class B  Certificates,  in  proportion to the outstanding  Certificate Principal Balances of their respective  Certificates;  1% of all of the Voting Rights shall be allocated among the Holders of the Class SB  Certificates;  0.50% and 0.50%,  of all of the Voting  Rights shall be allocated to each of the Holders of the Class R  Certificates,  respectively;  in each case to be allocated  among the  Certificates of such Class in accordance with their respective Percentage Interest.

Section 1.02.     Determination of LIBOR

         LIBOR  applicable  to the  calculation  of the  Pass-Through  Rate on the Class A,  Class M and Class B  Certificates  for any
Interest  Accrual Period will be determined on each LIBOR Rate Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR
Rate Adjustment  Date is not a Business Day, then on the next  succeeding  Business Day, LIBOR shall be established by the Trustee and, as to any  Interest  Accrual  Period,  will equal the rate for one month  United States  dollar  deposits  that appears on the Telerate
Screen Page 3750 as of  11:00 A.M.,  London time, on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen Page 3750" means the display designated  as page 3750 on the Bridge  Telerate  Service (or such other page as may replace  page 3750 on that service for the purpose of displaying  London  interbank  offered  rates of major banks).  If such rate does not appear on such page (or such other page as may replace  that page on that  service,  or if such  service is no longer  offered,  LIBOR  shall be so  established  by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after  consultation with the Master  Servicer),  the rate will be the Reference  Bank Rate.  The  "Reference  Bank Rate" will be  determined on the basis of the rates at which  deposits in
U.S. Dollars  are offered by the reference  banks (which shall be any three major banks that are engaged in  transactions in the London interbank  market,  selected by the Trustee after  consultation with the Master  Servicer) as of 11:00 A.M.,  London time, on the LIBOR
Rate  Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate Principal Balance of the Class A,  Class M and Class B Certificates then outstanding.  The Trustee shall request the  principal  London office of each of the reference  banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the arithmetic mean of the quotations  rounded up to the next multiple of 1/16%. If on such date fewer than two  quotations  are  provided as  requested,  the rate will be the  arithmetic  mean of the rates quoted by one or more major banks in
New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 A.M.,  New York City time, on such date for  loans in  U.S. Dollars  to  leading  European  banks for a period of one month in  amounts  approximately  equal to the  aggregate
Certificate  Principal  Balance of the  Class A,  Class M and Class B  Certificates  then  outstanding.  If no such  quotations  can be obtained,  the rate will be LIBOR for the prior Distribution Date;  provided however,  if, under the priorities  described above, LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution Date for the third  consecutive  Distribution  Date, the
Trustee  shall  select an  alternative  comparable  index  (over  which the Trustee has no  control),  used for  determining  one-month
Eurodollar  lending rates that is calculated and published (or otherwise made  available) by an independent party. The establishment of
LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's  subsequent  calculation of the Pass-Through  Rates applicable to the Class A,  Class M and Class B Certificates for the relevant  Interest Accrual Period,  in the absence of manifest error, will be final and binding.  Promptly  following each LIBOR Rate  Adjustment  Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date.  Furthermore,  the Trustee shall supply to any  Certificateholder  so requesting by calling the Trustee at  1-800-934-6802  the  Pass-Through  Rate on the Class A  Certificates  and Class M  Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II
                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                   ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans

(a)      The Depositor,  concurrently  with the execution and delivery  hereof,  does hereby assign to the Trustee without recourse all the right,  title and interest of the  Depositor in and to (i) the  Mortgage  Loans,  including  all interest and  principal on or with respect to the Mortgage  Loans due on or after the Cut-off Date (other than Monthly  Payments due on the Mortgage Loans in the month of the Cut-off Date); and (ii) all proceeds of the foregoing.  In addition,  on the Closing Date, the Supplemental  Interest Trust Trustee
is hereby directed to enter into the Swap Agreement on behalf of the Supplemental Interest Trust with the Swap Counterparty.

                  The Depositor,  the Master  Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust Fund that is either  (i) a  "High-Cost  Home Loan" as defined in the New Jersey  Home  Ownership  Security  Act  effective
November 27, 2003,  (ii) a  "High-Cost  Home Loan" as defined in the New Mexico Home Loan  Protection  Act  effective  January 1, 2004,
(iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts  Predatory Home Loan Practices Act effective November 7, 2004 or
(iv) a "High-Cost Home Loan" as defined in the Indiana Home Loan Practices Act effective as of January 1, 2005.

(b)      In connection with such assignment,  and  contemporaneously  with the delivery of this Agreement,  the Depositor  delivered or caused to be  delivered  hereunder  to the  Trustee or a  Custodian,  and except as set forth in  Section 2.01(c) below  and subject to
Section 2.01(d) below,  the  Depositor  does hereby (1) with  respect to each  Mortgage  Loan,  deliver to the Master  Servicer  (or an
Affiliate of the Master  Servicer)each  of the documents or  instruments  described in clause  (I)(ii)  below (and the Master  Servicer shall hold (or cause such  Affiliate to hold) such  documents or instruments in trust for the use and benefit of all present and future
Certificateholders),  (2) with  respect  to each MOM Loan,  deliver to and  deposit  with the  Trustee,  or the  Custodian  as the duly appointed  agent of the Trustee for such purpose,  the documents or  instruments  described in clauses  (I)(i) and (v) below,  (3) with respect to each Mortgage  Loan that is not a MOM Loan but is  registered on the MERS(R)System,  deliver to and deposit with the Trustee, or the  Custodian as the duly  appointed  agent of the Trustee for such  purpose,  the  documents or  instruments  described in clauses
(I)(i),  (iv) and (v) below and (4) with  respect  to each  Mortgage  Loan  that is not a MOM Loan and is not  registered  on the MERS(R)
System,  deliver to and deposit with the Trustee,  or the Custodian as the duly  appointed  agent of the Trustee for such purpose,  the documents or instruments described in clauses (I)(i), (iii), (iv) and (v) below and clause (II) below:

(I) with respect to each Mortgage Loan (other than a Cooperative Loan) so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an  unbroken  chain of endorsements  from the  originator  thereof  to the Person  endorsing  it to the  Trustee,  or with  respect to any  Destroyed
         Mortgage  Note, an original lost note  affidavit  from the related  Seller or  Residential  Funding  stating that the original
         Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     The original  Mortgage,  noting the presence of the MIN of the Mortgage  Loan (if the Mortgage Loan is Registered on the MERS(R)
         System) and  language  indicating  that the Mortgage Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  with evidence of recording  indicated  thereon or, if the original  Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

(iii)    Unless the Mortgage  Loan is  registered on the MERS(R)System,  the  Assignment  (which may be included in one or more blanket assignments if permitted by applicable  law) of the Mortgage to the Trustee with evidence of recording  indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)     The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken chain of title from the originator to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is  registered  on the MERS(R)System and noting the presence  of a  MIN) with  evidence  of  recordation  noted  thereon or  attached  thereto,  or a copy of such  assignment  or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)      The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

(II) with respect to each Cooperative Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an  unbroken  chain of endorsements  from the  originator  thereof  to the Person  endorsing  it to the  Trustee,  or with  respect to any  Destroyed
         Mortgage  Note, an original lost note  affidavit  from the related  Seller or  Residential  Funding  stating that the original
         Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     A counterpart  of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the originator of the  Cooperative  Loan with  intervening  assignments  showing an  unbroken  chain of title  from such  originator  to the  Trustee or a copy of such
         Cooperative Lease and Assignment of Proprietary Lease and copies of any such intervening assignments;

(iii)    The  related  Cooperative  Stock  Certificate,  representing  the  related  Cooperative  Stock  pledged  with  respect to such
         Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank or copies thereof;

(iv)     The  original  recognition  agreement  by the  Cooperative  of the  interests  of the  mortgagee  with  respect to the related
         Cooperative Loan or a copy thereof;

(v)      The Security Agreement or a copy thereof;

(vi)     Copies  of the  original  UCC-1  financing  statement,  and any  continuation  statements,  filed  by the  originator  of such
         Cooperative Loan as secured party,  each with evidence of recording  thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii)    Copies of the filed UCC-3  assignments  or  amendments  of the security  interest  referenced  in clause (vi) above showing an unbroken chain of title from the originator to the Trustee,  each with evidence of recording thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii)   An executed  assignment of the interest of the originator in the Security  Agreement,  Assignment of Proprietary Lease and the
         recognition  agreement  referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee or a copy thereof;

(ix)     The original of each  modification,  assumption  agreement or preferred loan agreement,  if any,  relating to such Cooperative
         Loan or a copy of each such modification, assumption agreement or preferred loan agreement; and

(x)      A duly completed  UCC-1  financing  statement  showing the Master  Servicer as debtor,  the Depositor as secured party and the
         Trustee as  assignee  and a duly  completed  UCC-1  financing  statement  showing the  Depositor  as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

         The Depositor  may, in lieu of delivering  the original of the documents set forth in Sections  2.01(b)(I)(iii),  (iv) and (v)
or Sections 2.01(b)(II)(ii),  (iv), (vii), (ix) and (x) (or copies thereof) to the Trustee or the Custodian,  deliver such documents to the Master  Servicer,  and the Master  Servicer  shall hold such  documents  in trust for the use and benefit of all present and future
Certificateholders  until such time as is set forth in the next sentence.  Within thirty Business Days following the earlier of (i) the receipt of the  original  of all of the  documents  or  instruments  set forth in  Sections  2.01(b)(I)(iii),  (iv) and (v) or Sections
2.01(b)(II)(ii),  (iv),  (vii),  (ix) (or copies  thereof) for any Mortgage  Loan and (ii) a written  request by the Trustee to deliver those  documents with respect to any or all of the Mortgage  Loans then being held by the Master  Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or the Custodian, as duly appointed agent of the Trustee.

(c)      Notwithstanding  the provisions of  Section 2.01(b),  in the event that in connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage,  any assignment,  modification,  assumption agreement or preferred loan agreement (or copy thereof as permitted by  Section 2.01(b)) with  evidence of recording  thereon  concurrently  with the  execution  and delivery of this
Agreement  because of (i) a delay caused by the public  recording  office where such  Mortgage,  assignment,  modification,  assumption agreement or  preferred  loan  agreement  as the case may be, has been  delivered  for  recordation,  or (ii) a delay in the receipt of certain information  necessary to prepare the related assignments,  the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Depositor  shall promptly cause to be recorded in the appropriate  public office for real property  records the Assignment referred  to in clause  (iii) of Section  2.01(b),  except (a) in states  where,  in an  Opinion  of Counsel  acceptable  to the Master
Servicer,  such  recording is not required to protect the Trustee's  interests in the Mortgage Loan or (b) if MERS is identified on the
Mortgage or on a properly  recorded  assignment of the Mortgage as the mortgagee of record  solely as nominee for  Residential  Funding and its successors and assigns,  and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing  statement referred to in clause  (II)(vii) and (x),  respectively,  of Section  2.01(b).  If any Assignment,  Form UCC-3 or Form UCC-1, as applicable,  is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute  Assignment,  Form
UCC-3 or Form UCC-1,  as applicable,  or cure such defect,  as the case may be, and cause such  Assignment to be recorded in accordance with this  paragraph.  The Depositor  shall  promptly  deliver or cause to be delivered to the applicable  person  described in Section
2.01(b),  any  Assignment or substitute  Assignment  (or copy thereof)  recorded in connection  with this  paragraph,  with evidence of recording  indicated  thereon at the time specified in Section  2.01(c).  In connection  with its servicing of Cooperative  Loans,  the
Master  Servicer  will use its best  efforts to file  timely  continuation  statements  with  regard to each  financing  statement  and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

         If the Depositor  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment of Mortgage in blank,  the Depositor shall,  or shall cause the Custodian to,  complete the  endorsement  of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         In connection  with the assignment of any Mortgage Loan registered on the MERS(R)System,  the Depositor  further agrees that it will cause,  at the  Depositor's  own expense,  within 30 Business Days after the Closing Date,  the MERS(R)System to indicate that such
Mortgage  Loans  have been  assigned  by the  Depositor  to the  Trustee  in  accordance  with this  Agreement  for the  benefit of the
Certificateholders  by  including  (or  deleting,  in the case of  Mortgage  Loans  which  are  repurchased  in  accordance  with  this
Agreement) in  such computer files (a) the code in the field which  identifies the specific Trustee and (b) the code in the field "Pool
Field" which  identifies the series of the  Certificates  issued in connection with such Mortgage Loans.  The Depositor  further agrees that it will not,  and will not permit the  Master  Servicer  to, and the  Master  Servicer  agrees  that it will not,  alter the codes referenced in this paragraph  with respect to any Mortgage Loan during the term of this  Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d)      It is  intended  that  the  conveyances  by the  Depositor  to the  Trustee  of the  Mortgage  Loans as  provided  for in this
Section 2.01  be construed as a sale by the Depositor to the Trustee of the Mortgage  Loans for the benefit of the  Certificateholders.
Further,  it is not intended that any such  conveyance  be deemed to be a pledge of the Mortgage  Loans by the Depositor to the Trustee
to secure a debt or other  obligation of the  Depositor.  However,  in the event that the Mortgage Loans are held to be property of the
Depositor  or of  Residential  Funding,  or if for any reason  this  Agreement  is held or deemed to create a security  interest in the
Mortgage  Loans,  then it is intended that (a) this  Agreement  shall also be deemed to be a security  agreement  within the meaning of
Articles 8 and 9 of the  New York  Uniform  Commercial  Code and the  Uniform  Commercial  Code of any other  applicable  jurisdiction;
(b) the  conveyances  provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the  Depositor's  right  (including  the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including (a) (i) with respect to each Cooperative  Loan, the related Mortgage
Note,  Security Agreement,  Assignment of Proprietary Lease,  Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative  Loan,  the related  Mortgage  Note and Mortgage,  and (b) any  insurance  policies and all other  documents  in the related  Mortgage  File,  (B) all  amounts  payable  pursuant to the Mortgage  Loans or the Swap  Agreement in accordance with the terms thereof and (C) any and all general intangibles,  payment intangibles,  accounts, chattel paper, instruments, documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit, advices of credit and investment property and other property of whatever kind or  description  now existing or hereafter  acquired  consisting of, arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or involuntary,  of the foregoing into cash, instruments,  securities or other  property,  including  without  limitation  all  amounts  from time to time held or invested  in the  Certificate  Account or the
Custodial  Account,  whether in the form of cash,  instruments,  securities or other property and (2) an assignment by the Depositor to the Trustee of any security  interest in any and all of Residential  Funding's  right  (including  the power to convey title  thereto), title and  interest,  whether now owned or hereafter  acquired,  in and to the  property  described in the  foregoing  clauses  (1)(A),
(B) and  (C) granted by Residential Funding to the Depositor pursuant to the Assignment  Agreement;  (c) the possession by the Trustee, the  Custodian  or any other  agent of the Trustee of Mortgage  Notes or such other items of property as they  constitute  instruments, money, payment intangibles,  negotiable documents,  goods, deposit accounts, letters of credit, advices of credit, investment property, certificated  securities or chattel paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security  interest  pursuant to the Uniform  Commercial Code as in effect in the States of New York and Minnesota and any other  applicable  jurisdiction;  and  (d) notifications  to persons  holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed notifications to, or  acknowledgments,  receipts or  confirmations  from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Depositor and, at the Depositor's  direction,  Residential  Funding and the Trustee shall,  to the extent  consistent with this  Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage  Loans and the other  property  described  above,  such  security  interest  would be deemed to be a perfected security  interest of first  priority  under  applicable  law and will be maintained  as such  throughout  the term of this  Agreement.
Without  limiting the generality of the foregoing,  the Depositor  shall prepare and deliver to the Trustee not less than 15 days prior to any filing  date and,  the Trustee  shall  forward for filing,  or shall  cause to be  forwarded  for filing,  at the expense of the
Depositor,  all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect the  Trustee's  security  interest in or lien on the  Mortgage  Loans,  as  evidenced  by an
Officers' Certificate of the Depositor,  including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential  Funding,  the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2) any change of location of the place of business or the chief executive office of Residential  Funding or the Depositor or (3) any  transfer of any interest of Residential  Funding or the
Depositor in any Mortgage Loan.

Section 2.02.     Acceptance by Trustee

         The Trustee acknowledges  receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement,  and based solely upon a receipt or  certification  executed  by the  Custodian,  receipt  by the  respective  Custodian  as the duly  appointed  agent of the
Trustee) of the documents referred to in  Section 2.01(b)(i) above  (except that for purposes of such  acknowledgment  only, a Mortgage
Note may be endorsed in blank and an  Assignment  of Mortgage may be in  blank) and  declares  that it, or the  Custodian as its agent, holds and will hold such documents and the other  documents  constituting a part of the Custodial Files delivered to it, or a Custodian as its agent,  in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or Custodian (the Custodian
being so  obligated  under a  Custodial  Agreement) agrees,  for the  benefit of  Certificateholders,  to review  each  Custodial  File delivered  to it  pursuant  to  Section 2.01(b) within  45 days  after  the  Closing  Date to  ascertain  that all  required  documents
(specifically as set forth in Section 2.01(b)),  have been executed and received,  and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate
(the "Interim  Certification") to  the effect that all documents required to be delivered pursuant to  Section 2.01(b) above  have been executed and received and that such  documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule,  except for any exceptions listed on Schedule A  attached to such Interim  Certification.  Upon delivery of the Custodial Files by the Depositor or the
Master  Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement,  and based  solely  upon a receipt or  certification  (the  "Final  Certification") executed  by the  Custodian,  receipt by the  respective
Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b) above.

         If the  Custodian,  as the Trustee's  agent,  finds any document or documents  constituting  a part of a Custodial  File to be missing or defective,  upon receipt of  notification  from the  Custodian as specified in the  succeeding  sentence,  the Trustee shall promptly so notify or cause the  Custodian  to notify the Master  Servicer  and the  Depositor;  provided,  that if the  Mortgage  Loan related to such Custodial File is listed on Schedule A of the Assignment  Agreement,  no notification  shall be necessary.  Pursuant to
Section 2.3  of the Custodial  Agreement,  the  Custodian  will notify the Master  Servicer,  the Depositor and the Trustee of any such omission  or defect  found by it in respect of any  Custodial  File held by it in respect of the items  received  by it pursuant to the
Custodial  Agreement.  If such omission or defect  materially and adversely  affects the interests in the related  Mortgage Loan of the
Certificateholders,  the Master  Servicer  shall  promptly  notify  Residential  Funding of such  omission or defect and  request  that
Residential  Funding  correct or cure such  omission or defect  within 60 days from the date the Master  Servicer  was notified of such omission or defect and, if Residential  Funding does not correct or cure such omission or defect within such period,  then  Residential
Funding shall  purchase such Mortgage Loan from the Trust Fund at its Purchase  Price,  in either case within 90 days from the date the
Master  Servicer was notified of such  omission or defect;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3) of  the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered;  and provided  further,  that no cure,  substitution or repurchase  shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment  Agreement.  The Purchase Price for any such
Mortgage Loan shall be deposited or caused to be deposited by the Master  Servicer in the Custodial  Account  maintained by it pursuant to  Section 3.07  and, upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Master
Servicer,  the Trustee or the Custodian,  as the case may be, shall release the contents of any related Mortgage File in its possession to the owner of such Mortgage Loan (or such owner's  designee) and the Trustee shall execute and deliver such  instruments  of transfer or assignment prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in Residential Funding or its designee any Mortgage  Loan  released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing,  if the  Subservicer or Residential  Funding that  repurchases  the Mortgage Loan is not a member of MERS and the Mortgage is  registered on the MERS System,  the Master  Servicer,  at its own expense and without any right of  reimbursement, shall cause MERS to execute and deliver an  assignment  of the Mortgage in  recordable  form to transfer the Mortgage from MERS to such
Subservicer  or  Residential  Funding and shall cause such  Mortgage to be removed from  registration  on the MERS System in accordance with MERS's rules and  regulations.  It is understood  and agreed that the obligation of  Residential  Funding,  to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent  document exists shall  constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Depositor

(a)      The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)      The Master  Servicer is a limited  liability  company duly  organized,  validly  existing and in good standing  under the laws governing  its creation  and  existence  and is or will be in  compliance  with the laws of each state in which any  Mortgaged
         Property is located to the extent  necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and  compliance  with the terms of this  Agreement  will not violate the Master  Servicer's  Certificate  of  Incorporation  or Bylaws or  constitute  a material default (or an event which,  with notice or lapse of time, or both, would constitute a material  default) under,  or result in the  material  breach of, any material  contract,  agreement or other  instrument  to which the Master  Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming due  authorization,  execution and delivery by the Trustee and the Depositor,  constitutes a valid, legal and binding  obligation of the Master  Servicer,  enforceable  against it in accordance with the terms hereof subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors' rights generally  and to general  principles  of equity,  regardless  of whether such  enforcement  is  considered in a proceeding in equity or at law;

(iv)     The Master  Servicer is not in default with respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or  governmental  agency,  which default might have  consequences  that would  materially  and adversely  affect the condition  (financial or other) or  operations  of the Master  Servicer or its  properties or might have consequences that would materially adversely affect its performance hereunder;

(v)      No litigation is pending or, to the best of the Master  Servicer's  knowledge,  threatened  against the Master  Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)     The Master Servicer shall comply in all material  respects in the performance of this Agreement with all reasonable  rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an  officer,  statement  furnished  in writing or report  delivered  to the  Depositor,  any
         Affiliate of the Depositor or the Trustee by the Master  Servicer will, to the knowledge of the Master  Servicer,  contain any untrue  statement of a material  fact or omit a material fact  necessary to make the  information,  certificate,  statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms thereof. The terms of each existing  Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix)     The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all  material  respects  with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

         It is understood and agreed that the representations and warranties set forth in this  Section 2.03(a) shall  survive delivery of the respective  Custodial Files to the Trustee or the Custodian.  Upon discovery by either the Depositor,  the Master Servicer,  the
Trustee  or the  Custodian  of a breach of any  representation  or  warranty  set forth in this  Section 2.03(a) which  materially  and adversely  affects the interests of the  Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (the Custodian  being so obligated  under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such breach,  the Master  Servicer  shall either  (i) cure such breach in all material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related  document,  purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided  that if the breach would cause the Mortgage  Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3) of  the Code, any such cure or repurchase must occur within 90 days from the date such breach was  discovered.  The  obligation of the Master  Servicer to cure such breach or to so purchase such Mortgage
Loan  shall   constitute   the  sole  remedy  in  respect  of  a  breach  of  a   representation   and   warranty  set  forth  in  this
Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)      The Depositor hereby represents and warrants to the Trustee for the benefit of the  Certificateholders  that as of the Closing
Date (or, if otherwise  specified below, as of the date so specified):  (i) the  information set forth in Exhibit G hereto with respect to each Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and correct in all material  respects at the respective date or dates which such  information  is furnished;  (ii) immediately  prior to the  conveyance of the Mortgage  Loans to the Trustee,  the
Depositor  had good title to,  and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or security interest (other than rights to servicing and related  compensation) and  such conveyance  validly  transfers  ownership of the
Mortgage Loans to the Trustee free and clear of any pledge,  lien,  encumbrance  or security  interest;  and  (iii) each  Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

         It is understood and agreed that the representations and warranties set forth in this  Section 2.03(b) shall  survive delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon  discovery  by any of the  Depositor,  the  Master  Servicer,  the  Trustee  or the  Custodian  of a breach of any of the representations  and  warranties  set forth in this  Section 2.03(b) which  materially  and  adversely  affects  the  interests  of the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (the
Custodian being so obligated under a Custodial Agreement);  provided,  however, that in the event of a breach of the representation and warranty set forth in  Section 2.03(b)(iii),  the party  discovering  such breach shall give such notice within five days of discovery.
Within 90 days of its  discovery or its receipt of notice of breach,  the Depositor  shall either  (i) cure such breach in all material respects or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;
provided that the Depositor  shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs  within two years  following  the Closing  Date;  provided that if the omission or defect would cause the
Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3) of  the Code, any such cure,  substitution  or repurchase  must  occur  within 90 days from the date such  breach was  discovered.  Any such  substitution  shall be  effected  by the
Depositor under the same terms and conditions as provided in Section 2.04 for  substitutions by Residential  Funding.  It is understood and agreed that the  obligation of the Depositor to cure such breach or to so purchase or substitute  for any Mortgage Loan as to which such  a  breach  has  occurred  and  is  continuing  shall  constitute  the  sole  remedy  respecting  such  breach  available  to  the
Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing,  the Depositor  shall not be required to cure  breaches or purchase or substitute  for Mortgage  Loans as provided in this  Section 2.03(b) if  the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.     Representations and Warranties of Residential Funding

         The  Depositor,  as assignee of  Residential  Funding under the  Assignment  Agreement,  hereby assigns to the Trustee for the benefit of the  Certificateholders  all of its  right,  title and  interest  in respect of the  Assignment  Agreement  applicable  to a
Mortgage Loan.  Insofar as the Assignment  Agreement  relates to the  representations  and  warranties  made by Residential  Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such  representations and warranties,  such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

         Upon the  discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee or the  Custodian  of a breach of (i) any of the representations  and warranties  made in the Assignment  Agreement in respect of any Mortgage Loan (other than the  representation  and warranty set forth in clause (ee) of the Assignment  Agreement) or of any Repurchase Event which  materially and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated  under a Custodial  Agreement) or (ii) the  representation  and warranty made in clause
(ee) of the  Assignment  Agreement  in respect of any  Mortgage  Loan which  materially  and  adversely  affects the  interests  of the
Certificateholders  in such Mortgage  Loan,  the party  discovering  such breach shall give prompt  written notice to the other parties
(other than, if the Master Servicer is Residential  Funding,  the Master  Servicer) (the Custodian being so obligated under a Custodial
Agreement).  In the case of such breach (other than a breach of the  representation  and warranty made in clause (ee) of the Assignment
Agreement) or Repurchase  Event, the Master Servicer shall promptly notify  Residential  Funding of such breach (other than a breach of the  representation  and warranty made in clause (ee) of the  Assignment  Agreement) or Repurchase  Event and request that  Residential
Funding  either  (i) cure such breach  (other than a breach of the  representation  and warranty made in clause (ee) of the  Assignment
Agreement) or Repurchase  Event in all material  respects  within 90 days from the date the Master Servicer was notified of such breach
(other than a breach of the  representation  and warranty made in clause (ee) of the Assignment  Agreement) or Repurchase Event or (ii)
purchase  such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided that if the breach would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3) of  the Code,  any such  cure or  substitution  must  occur  within  90 days  from the date the  breach  was  discovered.  In the case of a breach  of the representation  and warranty made in clause (ee) of the Assignment  Agreement,  the Trustee,  to the extent it has actual  knowledge or written notice of such breach,  shall promptly notify the Holder of the Class SB Certificates of such breach of the  representation and warranty made in clause (ee) of the  Assignment  Agreement and, upon the written  direction of the Holder of the Class SB  Certificates if such  direction  is given  within 60 days after the second  Determination  Date after the Closing  Date,  request  that  Residential
Funding either (i) cure in all material respects such breach of the  representation  and warranty made in clause (ee) of the Assignment
Agreement  within 90 days from the date  Residential  Funding was notified of such breach of the  representation  and warranty  made in clause (ee) of the  Assignment  Agreement or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02.  If the breach of  representation  and warranty  that gave rise to the  obligation  to repurchase or substitute  a Mortgage  Loan  pursuant to  Section 4  of the  Assignment  Agreement  was the  representation  and warranty set forth in clause (bb) of  Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach, or if incurred and paid by the Trust Fund  thereafter,  concurrently  with such  payment.  In the event that  Residential  Funding  elects to substitute a
Qualified  Substitute  Mortgage  Loan or Loans for a Deleted  Mortgage Loan pursuant to this  Section 2.04,  Residential  Funding shall deliver to the Trustee or the Custodian for the benefit of the  Certificateholders  with respect to such Qualified  Substitute Mortgage
Loan or Loans,  the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable  form, and such other documents and agreements as are required by Section 2.01,  with the Mortgage Note endorsed as required by Section 2.01.  No substitution  will be made in any calendar  month after the  Determination  Date for such month.  Monthly  Payments due with respect to Qualified  Substitute
Mortgage  Loans in the month of  substitution  shall not be part of the Trust  Fund and will be  retained  by the Master  Servicer  and remitted by the Master  Servicer to  Residential  Funding on the next  succeeding  Distribution  Date.  For the month of  substitution, distributions to the  Certificateholders  will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter
Residential  Funding shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage Loan.  The Master  Servicer shall amend or cause to be amended the  Mortgage  Loan  Schedule  for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the  substitution  of the Qualified  Substitute  Mortgage Loan or Loans and the Master  Servicer  shall deliver  the amended  Mortgage  Loan  Schedule to the Trustee and the  Custodian.  Upon such  substitution,  the  Qualified  Substitute
Mortgage Loan or Loans shall be subject to the terms of this  Agreement  and the related  Subservicing  Agreement in all respects,  and
Residential Funding shall be deemed to have made the  representations and warranties with respect to the Qualified  Substitute Mortgage
Loan  contained in Section 4 of the Assignment  Agreement,  as of the date of  substitution,  and the  covenants,  representations  and warranties set forth in this  Section 2.04,  and in Section 2.03  hereof and in Section 4 of the Assignment  Agreement,  and the Master
Servicer shall be obligated to repurchase or substitute for any Qualified  Substitute  Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection  with the  substitution  of one or more Qualified  Substitute  Mortgage  Loans for one or more Deleted  Mortgage
Loans, the Master Servicer shall determine the amount (if any) by which the Stated Principal  Balance of all such Qualified  Substitute
Mortgage Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such Deleted Mortgage Loans
(in each case after  application  of the  principal  portion of the Monthly  Payments due in the month of  substitution  that are to be distributed to the  Certificateholders  in the month of substitution).  Residential  Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any reimbursement  therefor.  Residential  Funding shall give notice in writing to the Trustee of such event,  which notice shall be  accompanied  by an Officers'  Certificate  as to the  calculation of such shortfall  and  (subject to  Section 10.01(f)) by  an Opinion of Counsel to the effect that such  substitution  will not cause  (a) any federal tax to be imposed on the Trust Fund, including without limitation,  any federal tax imposed on "prohibited  transactions" under
Section 860F(a)(1) of  the Code or on "contributions  after the startup date" under  Section 860G(d)(1) of  the Code or (b) any portion of any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is  understood  and agreed that the  obligation  of  Residential  Funding to cure such breach or  purchase  (or  substitute for) such  Mortgage Loan as to which such a breach has occurred and is continuing  and to make any additional  payments  required under the Assignment  Agreement in connection with a breach of the  representation  and warranty in  clause (bb) of  Section 4  thereof shall
constitute  the  sole  remedy  respecting  such  breach  available  to  the   Certificateholders  or  the  Trustee  on  behalf  of  the
Certificateholders.  If the Master  Servicer  is  Residential  Funding,  then the  Trustee  shall also have the right  (i) to  give the notification and require the purchase or substitution  provided for in the second preceding  paragraph in the event of such a breach of a representation or warranty made by Residential  Funding in the Assignment  Agreement or (ii) to give the notification and require the purchase or  substitution  provided for in Section 6 of the Assignment  Agreement.  In connection  with the purchase of or substitution for any such  Mortgage  Loan by  Residential  Funding,  the Trustee  shall assign to  Residential  Funding all of the right,  title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC Regular Interests

(a)      The Trustee  acknowledges  the  assignment to it of the Mortgage  Loans and the delivery of the Custodial  Files to it, or the
Custodian on its behalf,  subject to any  exceptions  noted,  together with the  assignment  to it of all other assets  included in the
Trust Fund, receipt of which is hereby acknowledged.  Concurrently with such delivery and in exchange therefor,  the Trustee,  pursuant to the written  request of the  Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the Depositor the  Certificates in authorized  denominations  which evidence  ownership of the entire
Trust Fund.

(b)      The Depositor,  as of the Closing Date, and concurrently  with the execution and delivery  hereof,  does hereby assign without recourse all the right, title and interest of the Depositor in and to the  Uncertificated  REMIC I Regular Interests to the Trustee for
the benefit of the holders of each Class of Certificates (other than the Class R  Certificates).  The Trustee  acknowledges  receipt of the  Uncertificated  REMIC I  Regular  Interests  and declares  that it holds and will hold the same in trust for the exclusive use and benefit of all present and future holders of each Class of Certificates (other than the Class R Certificates).

(c)      The Depositor  concurrently  with the execution and delivery  hereof,  does hereby  transfer,  assign,  set over and otherwise convey in trust to the Trustee  without  recourse  all the right,  title and interest of the  Depositor  in and to the REMIC I  Regular
Interests,  and the other  assets of REMIC II  for the benefit of the holders of the  REMIC II  Regular  Interests  and the  Class R-II
Certificates.  The Trustee  acknowledges  receipt of the REMIC I Regular Interests (which are  uncertificated) and  the other assets of
REMIC II and declares  that it holds and will hold the same in trust for the  exclusive  use and benefit of the holders of the REMIC II
Regular Interests and the Class R-II Certificates.

Section 2.06.      Purposes and Powers of the Trust

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      To sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)      To enter into and perform its obligations under this Agreement;

(c)      To engage in those  activities  that are  necessary,  suitable or  convenient to  accomplish  the foregoing or are  incidental hereto or connected therewith; and

(d)      Subject  to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required  in  connection  with conservation of  the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized  by the terms of this Agreement while any  Certificate is outstanding,  and this  Section 2.06  may not be amended,  without the consent of the
Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.     Agreement Regarding Ability to Disclose

         The Depositor,  the Master Servicer and the Trustee hereby agree,  notwithstanding  any other express or implied  agreement to the  contrary,  that any and all Persons,  and any of their  respective  employees,  representatives,  and other  agents may  disclose, immediately  upon  commencement  of  discussions,  to any and all Persons,  without  limitation of any kind,  the tax treatment and tax structure of the  transaction  and all materials of any kind  (including  opinions or other tax  analyses) that  are provided to any of
them relating to such tax treatment and tax structure.   For purposes of this paragraph,  the terms "tax treatment" and "tax structure"
are defined under Treasury Regulationss. 1.6011-4(c).

ARTICLE III
                                            ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer

(a)      The Master  Servicer shall service and  administer  the Mortgage Loans in accordance  with the terms of this Agreement and the respective  Mortgage Loans,  following such procedures as it would employ in its good faith business  judgment and which are normal and usual in its general mortgage servicing  activities,  and shall have full power and authority,  acting alone or through Subservicers as provided in  Section 3.02,  to do any and all things which it may deem  necessary or desirable in  connection  with such  servicing and administration.  Without limiting the generality of the foregoing,  the Master Servicer in its own name or in the name of a Subservicer is hereby  authorized  and  empowered  by the Trustee  when the Master  Servicer or the  Subservicer,  as the case may be,  believes it appropriate in its best judgment, to execute and deliver, on behalf of the  Certificateholders  and the Trustee or any of them, any and all  instruments  of  satisfaction  or  cancellation,  or of  partial or full  release or  discharge,  or of consent to  assumption  or modification  in connection  with a proposed  conveyance,  or of  assignment  of any Mortgage and Mortgage Note in connection  with the repurchase of a Mortgage Loan and all other comparable  instruments,  or with respect to the modification or re-recording of a Mortgage for the purpose of correcting  the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public  utility  company or government agency or unit with powers of eminent domain,  the taking of a deed in lieu of foreclosure,  the  commencement,  prosecution or completion of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property  acquired by foreclosure or deed in lieu of foreclosure,  or the  management,  marketing and conveyance of any property acquired  by  foreclosure  or deed in lieu of  foreclosure  with  respect  to the  Mortgage  Loans and with  respect  to the  Mortgaged
Properties.  The Master  Servicer  further is authorized  and  empowered by the Trustee,  on behalf of the  Certificateholders  and the
Trustee, in its own name or in the name of the Subservicer,  when the Master Servicer or the Subservicer,  as the case may be, believes it is  appropriate in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the  registration of any Mortgage Loan on the MERS(R)System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses  incurred in connection  with the actions  described in the preceding  sentence shall be borne by the Master Servicer in accordance with  Section 3.16(c),  with no right of reimbursement;  provided,  that if, as a result of MERS  discontinuing or becoming unable to continue  operations in connection with the MERS(R)System,  it becomes  necessary  to remove any  Mortgage  Loan from  registration  on the MERS(R)System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any related  expenses shall be  reimbursable  to the Master  Servicer as set forth in  Section 3.10(a)(ii).  Notwithstanding  the foregoing,  subject to  Section 3.07(a),  the Master Servicer shall not permit any modification  with respect to any Mortgage Loan that would both  constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed,  temporary or final regulations  promulgated  thereunder (other than in connection with a proposed  conveyance  or  assumption  of  such  Mortgage  Loan  that  is  treated  as  a  Principal  Prepayment  in  Full  pursuant  to
Section 3.13(d) hereof) and  cause any REMIC created  hereunder to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master Servicer to service and  administer  the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the Master  Servicer or any  Subservicer pursuant to such powers of attorney or other documents.  In servicing and  administering any  Nonsubserviced  Mortgage Loan, the Master
Servicer  shall,  to the extent not  inconsistent  with this  Agreement,  comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

(b)      The Master Servicer shall, to the extent  consistent with the servicing  standards set forth herein,  take whatever actions as may be  necessary  to file a claim under or enforce or allow the Trustee to file a claim  under or enforce any title  insurance  policy with  respect to any  Mortgage  Loan  including,  without  limitation,  joining in or causing  any  Subservicer  (or any other party in possession of any title  insurance  policy) to  join in any claims process,  negotiations,  actions or proceedings  necessary to make a claim under or enforce any title  insurance  policy.  Notwithstanding  anything in this Agreement to the contrary,  the Master Servicer shall not (unless the  Mortgagor  is in default  with  respect to the  Mortgage  Loan or such default is, in the judgment of the Master
Servicer,  reasonably  foreseeable) make  or permit any modification,  waiver, or amendment of any term of any Mortgage Loan that would both  (i) effect  an exchange or  reissuance of such  Mortgage  Loan under  Section 1001  of the Code (or final,  temporary or proposed
Treasury regulations  promulgated  thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to  Section 3.13(d) hereof) and  cause any REMIC created  hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited  transactions"  or  "contributions"  after the startup date under the REMIC Provisions.

(c)      In connection  with  servicing  and  administering  the Mortgage  Loans,  the Master  Servicer and any Affiliate of the Master
Servicer  (i) may  perform  services such as  appraisals  and brokerage  services that are  customarily  provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable  compensation  therefor in accordance with  Section 3.10 and (ii) may, at its own  discretion  and on  behalf  of the  Trustee,  obtain  credit  information  in the form of a  "credit  score"  from a credit repository.

(d)      All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly  distributions to the  Certificateholders, be added to the amount owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(e)      The Master  Servicer  may enter into one or more  agreements  in  connection  with the offering of  pass-through  certificates evidencing  interests in one or more of the  Certificates  providing for the payment by the Master Servicer of amounts  received by the
Master  Servicer as servicing  compensation  hereunder and required to cover  certain  Prepayment  Interest  Shortfalls on the Mortgage
Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(f)      The  relationship of the Master Servicer (and of any successor to the Master  Servicer) to  the Depositor under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations

(a)      The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by  Residential  Funding and  Subservicers prior to the execution and delivery of this  Agreement,  and may enter into new  Subservicing  Agreements  with  Subservicers,  for the servicing and  administration of all or some of the Mortgage Loans.  Each Subservicer  shall be either (i) an  institution the accounts of which are insured by the FDIC or (ii) another  entity that engages in the business of originating or servicing  mortgage loans,  and in either case shall be  authorized  to transact  business in the state or states in which the related  Mortgaged  Properties  it is to service are situated,  if and to the extent required by applicable law to enable the  Subservicer to perform its obligations  hereunder and under the  Subservicing  Agreement,  and in either case shall be a Freddie Mac, Fannie Mae or HUD approved  mortgage  servicer.  In addition,  any  Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved  servicer,  and any Subservicer of a Mortgage
Loan  guaranteed  by the VA must be a  VA-approved  servicer.  Each  Subservicer  of a Mortgage  Loan shall be  entitled to receive and retain, as provided in the related Subservicing  Agreement and in Section 3.07,  the related Subservicing Fee from payments of interest received  on such  Mortgage  Loan after  payment of all  amounts  required  to be  remitted  to the Master  Servicer in respect of such
Mortgage Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan,  the Master  Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.  Unless the context  otherwise  requires,  references in this
Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage Loans include  actions taken or to be taken by a  Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement  will be upon such  terms and  conditions  as are generally  required by,  permitted by or consistent  with the Program  Guide and are not  inconsistent  with this  Agreement and as the
Master Servicer and the Subservicer  have agreed.  With the approval of the Master  Servicer,  a Subservicer may delegate its servicing obligations to third-party servicers,  but such Subservicer will remain obligated under the related Subservicing Agreement.  The Master
Servicer and a Subservicer may enter into amendments  thereto or a different form of Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely  provided for  information and shall not be deemed to limit in any respect the discretion of the Master  Servicer  to modify or enter into  different  Subservicing  Agreements;  provided,  however,  that any such  amendments  or different  forms shall be  consistent  with and not violate the  provisions  of either this  Agreement or the Program Guide in a manner which would  materially  and adversely  affect the interests of the  Certificateholders.  The Program Guide and any other  Subservicing
Agreement  entered into between the Master  Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)      As  part  of  its  servicing  activities   hereunder,   the  Master  Servicer,   for  the  benefit  of  the  Trustee  and  the
Certificateholders,  shall  use its best  reasonable  efforts  to  enforce  the  obligations  of each  Subservicer  under  the  related
Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation would have a material and adverse effect on a
Mortgage Loan,  including,  without limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation,  as described in Section 2.02,  or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement, including,  without  limitation,  the legal  prosecution of claims,  termination of Subservicing  Agreements,  as appropriate,  and the pursuit  of other  appropriate  remedies,  shall be in such  form and  carried  out to such an extent  and at such  time as the  Master
Servicer  would  employ in its good  faith  business  judgment  and which  are  normal  and  usual in its  general  mortgage  servicing activities.  The Master  Servicer  shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only
(i) from a general  recovery  resulting  from such  enforcement  to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys' fees against the party against whom such  enforcement is directed.  For purposes of  clarification  only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master  Servicer to be reimbursed for expenses that are incurred in connection  with the enforcement of a Seller's obligations and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.     Successor Subservicers

         The Master  Servicer shall be entitled to terminate any  Subservicing  Agreement  that may exist in accordance  with the terms and conditions of such Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however, that in the event of termination of any Subservicing  Agreement by the Master Servicer or the Subservicer,  the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the  representations  and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a  Subservicing  Agreement  with a successor  Subservicer,  the Master  Servicer  shall use  reasonable  efforts to have the  successor
Subservicer  assume  liability for the  representations  and warranties  made by the  terminated  Subservicer in respect of the related
Mortgage Loans and, in the event of any such assumption by the successor  Subservicer,  the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer

         Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement  relating to agreements or arrangements between the Master  Servicer or a Subservicer  or reference to actions taken through a Subservicer  or otherwise,  the Master  Servicer shall remain obligated and liable to the Trustee and  Certificateholders  for the servicing and  administering of the Mortgage Loans in accordance  with the  provisions of  Section 3.01  without  diminution of such  obligation or liability by virtue of such  Subservicing
Agreements or arrangements or by virtue of  indemnification  from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master Servicer shall be entitled to enter into any agreement with a Subservicer for  indemnification  of the Master Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders

         Any  Subservicing  Agreement that may be entered into and any other  transactions  or services  relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer and the Master
Servicer  alone and the  Trustee  and  Certificateholders  shall not be deemed  parties  thereto  and  shall  have no  claims,  rights, obligations,  duties or liabilities  with respect to the Subservicer in its capacity as such except as set forth in  Section 3.06.  The foregoing  provision  shall not in any way limit a  Subservicer's  obligation to cure an omission or defect or to repurchase a Mortgage
Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee

(a)      In the event the Master  Servicer  shall for any reason no longer be the master  servicer  (including by reason of an Event of
Default),  the Trustee,  as successor  Master  Servicer,  its designee or its successor  shall  thereupon  assume all of the rights and obligations of the Master  Servicer  under each  Subservicing  Agreement that may have been entered into. The Trustee,  its designee or the  successor  servicer for the Trustee  shall be deemed to have  assumed all of the Master  Servicer's  interest  therein and to have replaced the Master  Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement had been assigned to the assuming  party except that the Master  Servicer  shall not thereby be relieved of any liability or  obligations  under the Subservicing Agreement.

(b)      The Master  Servicer  shall,  upon request of the Trustee but at the expense of the Master  Servicer,  deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage Loans then being serviced and an accounting of  amounts  collected  and held by it and  otherwise  use its best  efforts to effect  the  orderly  and  efficient  transfer  of each
Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account

(a)      The Master  Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the
Mortgage Loans,  and shall,  to the extent such procedures  shall be consistent with this Agreement and the terms and provisions of any related Primary  Insurance Policy,  follow such collection  procedures as it would employ in its good faith business judgment and which are normal and usual in its general  mortgage  servicing  activities.  Consistent  with the foregoing,  the Master  Servicer may in its discretion  (subject to the terms and  conditions of the  Assignment  Agreement) (i) waive  any late payment  charge or any  prepayment charge or penalty  interest in connection  with the  prepayment of a Mortgage Loan and  (ii) extend  the Due Date for payments due on a
Mortgage Loan in accordance  with the Program Guide,  provided,  however,  that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary  Insurance  Policy or materially  adversely  affect the lien of the related  Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master  Servicer or any  Subservicer  shall not enforce  any  prepayment  charge to the extent  that such  enforcement  would  violate  any  applicable  law.  In the event of any such arrangement,  the Master  Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled  period in accordance with the  amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such  arrangements  unless otherwise agreed to by the Holders of the Classes of Certificates  affected thereby;  provided,  however, that no such extension shall be made if any advance  would be a  Nonrecoverable  Advance.  Consistent  with the terms of this  Agreement,  the Master  Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the  postponement  of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's  determination such waiver,  modification,  postponement or indulgence is not materially  adverse to the interests of the  Certificateholders  (taking into account any estimated Realized Loss that might result absent such action),  provided,  however,  that the Master  Servicer may not modify  materially or permit any Subservicer to modify any
Mortgage  Loan,  including  without  limitation  any  modification  that would  change the  Mortgage  Rate,  forgive the payment of any principal  or  interest  (unless  in  connection  with the  liquidation  of the  related  Mortgage  Loan or except in  connection  with prepayments to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage Loan),  capitalize any amounts owing on the  Mortgage  Loan by adding such amount to the  outstanding  principal  balance of the  Mortgage  Loan,  or extend the final maturity date of such Mortgage Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master Servicer,  such default is reasonably  foreseeable.  For purposes of delinquency  calculations,  any capitalized Mortgage Loan shall be deemed to be current as of the date of the related  Servicing  Modification.  No such  modification  shall reduce the Mortgage Rate (i) with respect to a fixed rate  Mortgage  Loan,  (A) below  one-half of the Mortgage  Rate as in effect on the Cut-off Date or (B) below  the sum of the rates at which the Servicing Fee and the Subservicing  Fee with respect to such Mortgage Loan accrue or (ii) with  respect to an adjustable rate
Mortgage Loan,  (A) below the greater of  (1) one-half  of the Mortgage Rate as in effect on the Cut-off Date and  (2) one-half  of the
Mortgage Rate as in effect on the date of the Servicing  Modification  or (B) below the sum of the rates at which the Servicing Fee and the  Subservicing  Fee with respect to such Mortgage Loan accrue.  The final  maturity date for any Mortgage Loan shall not be extended beyond the  Maturity  Date.  Also,  the Stated  Principal  Balance of all  Reportable  Modified  Mortgage  Loans  subject to  Servicing
Modifications  (measured at the time of the Servicing  Modification  and after giving effect to any Servicing  Modification) can  be no more than five percent of the aggregate  Cut-off Date  Principal  Balance of the Mortgage  Loans,  unless such limit is increased  from time to time with the consent of the Rating  Agencies.  In  addition,  any amounts  owing on a Mortgage  Loan added to the  outstanding principal  balance of such Mortgage Loan must be fully  amortized over the term of such Mortgage Loan, and such amounts may be added to the  outstanding  principal  balance of a Mortgage Loan only once during the life of such  Mortgage  Loan.  Also,  the addition of such amounts  described in the preceding  sentence shall be implemented in accordance with the Program Guide and may be implemented  only by
Subservicers  that have been approved by the Master Servicer for such purposes.  In connection with any Curtailment of a Mortgage Loan, the Master  Servicer,  to the extent not  inconsistent  with the terms of the Mortgage Note and local law and practice,  may permit the
Mortgage Loan to be  re-amortized  such that the Monthly  Payment is  recalculated  as an amount that will fully amortize the remaining
Stated  Principal  Balance  thereof  by  the  original  Maturity  Date  based  on the  original  Mortgage  Rate;  provided,  that  such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided herein, the following payments and collections  remitted by
Subservicers  or received  by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off  Date (other than in respect of Monthly
Payments due before or in the month of the Cut-off Date):

(i)      All payments on account of  principal,  including  Principal  Prepayments  made by  Mortgagors  on the Mortgage  Loans and the principal  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans,  including the interest  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition  has occurred;

(iii)    Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv)     All proceeds of any Mortgage Loans purchased  pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01 (including  amounts received from  Residential  Funding  pursuant  to the last  paragraph  of  Section 4  of the  Assignment  Agreement  in  respect of any liability,  penalty or expense that  resulted  from a breach of the  representation  and warranty set forth in  clause (bb) of
         Section 4 of the Assignment  Agreement) and  all amounts  required to be deposited in connection  with the  substitution  of a
         Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)      Any amounts required to be deposited  pursuant to  Section 3.07(c) and  any payments or collections  received in the nature of prepayment charges.

         The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being  understood  and agreed that, without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of
Monthly  Payments due before or in the month of the Cut-off  Date) and  payments or collections  consisting of late payment  charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the Custodial  Account is so deposited,  the Master Servicer may at any time withdraw such amount from the Custodial
Account,  any provision  herein to the contrary  notwithstanding.  The  Custodial  Account may contain funds that belong to one or more trust funds  created  for  mortgage  pass-through  certificates  of other  series and may contain  other funds  respecting  payments on mortgage  loans  belonging  to the Master  Servicer  or serviced or master  serviced  by it on behalf of others.  Notwithstanding  such commingling of funds,  the Master  Servicer shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been  identified  by it as being  attributable  to the  Mortgage  Loans.  With  respect to  Insurance  Proceeds,  Liquidation
Proceeds,  REO Proceeds,  Subsequent  Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03,
2.04 and 4.07  received in any  calendar  month,  the Master  Servicer  may elect to treat such  amounts as  included in the  Available
Distribution  Amount for the  Distribution  Date in the month of  receipt,  but is not  obligated  to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been received  (and any related  Realized  Loss shall be deemed to have  occurred) on  the last day of the month prior to the receipt thereof.

(c)      The Master  Servicer  shall use its best efforts to cause the  institution  maintaining  the  Custodial  Account to invest the funds in the  Custodial  Account  attributable  to the Mortgage  Loans in Permitted  Investments  which shall mature not later than the
Certificate  Account  Deposit  Date next  following  the date of such  investment  (with the  exception  of the Amount  Held for Future
Distribution) and  which  shall not be sold or  disposed  of prior to their  maturities.  All  income and gain  realized  from any such investment  shall be for the  benefit  of the  Master  Servicer  as  additional  servicing  compensation  and shall be  subject  to its withdrawal  or order from time to time.  The amount of any losses  incurred  in  respect of any such  investments  attributable  to the investment of amounts in respect of the Mortgage  Loans shall be deposited in the Custodial  Account by the Master  Servicer out of its
own funds immediately as realized.

(d)      The Master  Servicer  shall give  written  notice to the  Trustee  and the  Depositor  of any  change in the  location  of the
Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts

(a)      In those cases where a Subservicer  is servicing a Mortgage Loan pursuant to a  Subservicing  Agreement,  the Master  Servicer
shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts which shall be an Eligible  Account or, if such account is not an Eligible  Account,  shall generally  satisfy the  requirements of the
Program Guide and be otherwise  acceptable to the Master Servicer and each Rating Agency.  The Subservicer  will be required thereby to deposit  into the  Subservicing  Account on a daily  basis all  proceeds  of  Mortgage  Loans  received  by the  Subservicer,  less its
Subservicing Fees and unreimbursed  advances and expenses, to the extent permitted by the Subservicing  Agreement.  If the Subservicing
Account is not an Eligible  Account,  the Master  Servicer  shall be deemed to have  received  such monies upon receipt  thereof by the
Subservicer.  The Subservicer  shall not be required to deposit in the  Subservicing  Account  payments or collections in the nature of late  charges or  assumption  fees,  or payments or  collections  received in the nature of  prepayment  charges to the extent that the
Subservicer is entitled to retain such amounts pursuant to the Subservicing  Agreement.  On or before the date specified in the Program
Guide,  but in no event  later  than the  Determination  Date,  the  Master  Servicer  shall  cause the  Subservicer,  pursuant  to the
Subservicing  Agreement,  to remit to the Master  Servicer  for deposit in the  Custodial  Account  all funds held in the  Subservicing
Account with respect to each Mortgage Loan serviced by such Subservicer  that are required to be remitted to the Master  Servicer.  The
Subservicer will also be required,  pursuant to the  Subservicing  Agreement,  to advance on such scheduled date of remittance  amounts equal to any  scheduled  monthly  installments  of principal and interest less its  Subservicing  Fees on any Mortgage  Loans for which payment was not received by the  Subservicer.  This  obligation  to advance with respect to each  Mortgage Loan will continue up to and including  the first of the month  following  the date on which the  related  Mortgaged  Property is sold at a  foreclosure  sale or is acquired by the Trust Fund by deed in lieu of  foreclosure  or otherwise.  All such advances  received by the Master  Servicer shall be deposited promptly by it in the Custodial Account.

(b)      The Subservicer may also be required,  pursuant to the Subservicing  Agreement, to remit to the Master Servicer for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or  Modified Net Mortgage  Rate plus the rate per annum at which the
Servicing  Fee  accrues in the case of a Modified  Mortgage  Loan) on  any  Curtailment  received by such  Subservicer  in respect of a
Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal balance of the related  Mortgage Loan as of the first day of such month,  from the date of application of such Curtailment to the first day of the following  month.  Any amounts paid by a  Subservicer  pursuant to the  preceding  sentence  shall be for the benefit of the
Master  Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal or order from time to time pursuant to
Sections 3.10(a)(iv) and (v).

(c)      In addition to the Custodial Account and the Certificate  Account,  the Master Servicer shall for any Nonsubserviced  Mortgage
Loan, and shall cause the  Subservicers for Subserviced  Mortgage Loans to,  establish and maintain one or more Servicing  Accounts and deposit and retain therein all collections from the Mortgagors (or advances from  Subservicers) for the payment of taxes,  assessments, hazard insurance  premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items for the account of the Mortgagors.
Each Servicing  Account shall satisfy the requirements for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer,  may also function as a Subservicing Account.  Withdrawals of amounts related to the
Mortgage  Loans  from the  Servicing  Accounts  may be made only to effect  timely  payment  of taxes,  assessments,  hazard  insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master Servicer or Subservicer out of  related  collections  for any  payments  made  pursuant  to  Sections  3.11  (with  respect to the  Primary  Insurance  Policy) and
3.12(a) (with respect to hazard insurance),  to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required,  to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with  Section 9.01 or in accordance  with the Program Guide. As part of its servicing  duties,  the Master
Servicer shall, and the Subservicers will,  pursuant to the Subservicing  Agreements,  be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the  payments  referred to in the  preceding  subsection  that are not timely paid by the
Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required  so to advance  only to the extent that such  advances,  in the good faith  judgment of the
Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans

         In the event that compliance  with this  Section 3.09  shall make any Class of Certificates  legal for investment by federally insured savings and loan associations,  the Master Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the
Office of Thrift  Supervision or the FDIC and the supervisory  agents and examiners thereof access to the  documentation  regarding the
Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded without charge but only upon reasonable  request and during normal business hours at the offices  designated by the Master  Servicer.  The Master Servicer shall  permit such  representatives  to photocopy  any such  documentation  and shall  provide  equipment  for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account

(a)      The Master  Servicer may, from time to time as provided  herein,  make  withdrawals  from the Custodial  Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)      to remit to the  Trustee  for  deposit  into  the  Certificate  Account  in the  amounts  and in the  manner  provided  for in
         Section 4.01;

(ii)     to reimburse itself or the related  Subservicer for previously  unreimbursed  Advances,  Servicing  Advances or other expenses made pursuant to Sections 3.01,  3.07(a) 3.08,  3.11, 3.12(a),  3.14 and 4.04 or otherwise  reimbursable pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this  purpose,  REO Proceeds,  Insurance  Proceeds,  Liquidation  Proceeds and proceeds  from the purchase of a Mortgage  Loan pursuant to Section 2.02,  2.03, 2.04, 4.07, or 9.01) which  represent (A) Late  Collections of Monthly Payments for which any such advance was made in the case of Subservicer  Advances or Advances  pursuant to  Section 4.04  and (B) late  recoveries of the payments for which such advances were made in the case of Servicing Advances;

(iii)    to pay to itself or the related Subservicer (if not previously  retained by such  Subservicer) out of each payment received by the Master  Servicer on account of interest on a Mortgage Loan as  contemplated  by Sections 3.14 and 3.16, an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not previously  retained) which,  when deducted,  will result in the remaining  amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the amount specified in the amortization  schedule of the related Mortgage Loan as the principal  balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as  additional  servicing  compensation  any interest or investment  income earned on funds  deposited in the
         Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)     to pay to itself, a Subservicer,  Residential  Funding,  the Depositor or any other  appropriate  Person,  as the case may be, with respect to each Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred pursuant to  Section 2.02,  2.03,  2.04,  4.07 or 9.01,  all amounts  received  thereon and not required to be  distributed to
         Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)    to reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or Advances in the manner and to the extent provided in subsection  (c) below,  and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer,  default is reasonably  foreseeable pursuant to Section 3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in
         the preceding calendar month;

(viii)   to  reimburse  itself  or the  Depositor  for  expenses  incurred  by and  reimbursable  to it or the  Depositor  pursuant  to
         Section 3.14(c), 6.03, 10.01 or otherwise;

(ix)     to reimburse  itself for amounts  expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property  damaged by an Uninsured  Cause,  and (b), in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)      to withdraw  any amount  deposited  in the  Custodial  Account  that was not  required  to be  deposited  therein  pursuant to
         Section 3.07,  including  any payoff fees or  penalties  or any other  additional  amounts  payable to the Master  Servicer or
         Subservicer pursuant to the terms of the Mortgage Note.

(b)      Since,  in connection  with  withdrawals  pursuant to clauses (ii),  (iii),  (v) and (vi), the Master  Servicer's  entitlement thereto is limited to  collections  or other  recoveries on the related  Mortgage  Loan,  the Master  Servicer  shall keep and maintain separate  accounting,  on a Mortgage  Loan by Mortgage  Loan basis,  for the purpose of justifying  any  withdrawal  from the Custodial
Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to reimburse  itself or the related  Subservicer  for any advance made in respect of a
Mortgage Loan that the Master Servicer  determines to be a Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on  deposit  therein  attributable  to the  Mortgage  Loans  on any  Certificate  Account  Deposit  Date  succeeding  the  date of such determination.  Such  right of  reimbursement  in  respect  of a  Nonrecoverable  Advance  relating  to an  Advance  made  pursuant  to
Section 4.04  on any such  Certificate  Account  Deposit Date shall be limited to an amount not  exceeding  the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of Primary Insurance Coverage

(a)      The Master  Servicer shall not take, or permit any  Subservicer  to take,  any action which would result in noncoverage  under any applicable  Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer,  would have been covered  thereunder.  To the extent coverage is available,  the Master Servicer shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy  until the  principal  balance of the related  Mortgage  Loan  secured by a Mortgaged  Property is reduced to 80% or less of the  Appraised  Value at  origination  in the case of such a Mortgage  Loan having a  Loan-to-Value  Ratio at origination in excess of 80%,  provided that such Primary  Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such Primary  Insurance
Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any  Subservicer  canceling or refusing to renew any such Primary
Insurance  Policy  applicable  to a Mortgage  Loan  subserviced  by it,  that is in effect at the date of the  initial  issuance of the
Certificates  and is required to be kept in force  hereunder  unless the  replacement  Primary  Insurance  Policy for such  canceled or non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability is  acceptable  to each Rating  Agency for  mortgage pass-through  certificates  having a rating equal to or better than the then-current rating assigned to the Certificates by such Rating
Agency.

(b)      In connection with its activities as  administrator  and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the  related  Subservicer  to  present,  on behalf of the  Master  Servicer,  the  Subservicer,  if any,  the  Trustee  and
Certificateholders,  claims to the insurer under any Primary Insurance  Policies,  in a timely manner in accordance with such policies, and, in this regard,  to take or cause to be taken such  reasonable  action as shall be necessary to permit  recovery under any Primary
Insurance Policies respecting  defaulted Mortgage Loans.  Pursuant to Section 3.07,  any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance  Policies shall be deposited in the Custodial Account,  subject to withdrawal  pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage

(a)      The Master  Servicer shall cause to be maintained  for each Mortgage Loan fire  insurance with extended  coverage in an amount which is equal to the  lesser of the  principal  balance  owing on such  Mortgage  Loan  (together  with the  principal  balance of any mortgage  loan  secured by a lien that is senior to the  Mortgage  Loan) or  100 percent of the  insurable  value of the  improvements;
provided,  however,  that such coverage may not be less than the minimum amount required to fully  compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related  Subservicing  Agreement,  the Master Servicer shall replace any  Subservicer  that does not cause such  insurance,  to the extent it is available,  to be maintained.  The Master  Servicer shall also cause to be maintained on property  acquired upon foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan (other than a Cooperative  Loan),  fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance  clause contained  in the related hazard insurance  policy.  Pursuant to Section 3.07,  any amounts collected  by the Master  Servicer  under any such  policies  (other  than  amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property thus acquired or amounts  released to the Mortgagor in accordance  with the Master  Servicer's normal servicing  procedures) shall  be deposited in the Custodial Account,  subject to withdrawal  pursuant to Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating  monthly  distributions  to
Certificateholders,  be added to the amount  owing under the Mortgage  Loan,  notwithstanding  that the terms of the  Mortgage  Loan so permit.  Such costs shall be  recoverable  by the Master  Servicer  out of related late  payments by the  Mortgagor or out of Insurance
Proceeds and  Liquidation  Proceeds to the extent  permitted by  Section 3.10.  It is understood and agreed that no earthquake or other additional  insurance is to be required of any Mortgagor or  maintained  on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as shall require such  additional  insurance.
Whenever  the  improvements  securing a Mortgage  Loan are  located at the time of  origination  of such  Mortgage  Loan in a federally designated  special flood hazard area, the Master  Servicer shall cause flood insurance (to the extent  available) to  be maintained in respect  thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the  Mortgaged  Property on a  replacement  cost basis and (ii) the  maximum  amount of such  insurance  available for the related  Mortgaged  Property under the national flood  insurance  program  (assuming that the area in which such Mortgaged  Property is located is  participating  in such  program).In  the event that the Master  Servicer shall obtain and maintain a blanket fire insurance policy with extended  coverage  insuring  against hazard losses on all of the Mortgage Loans,  it shall  conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this  Section 3.12(a),  it being understood and agreed that such policy may contain a deductible  clause,  in which case the Master  Servicer  shall, in the event that there shall not have been maintained on the related  Mortgaged  Property a policy  complying with the first sentence of this  Section 3.12(a) and  there shall have been a loss which would have been covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy because of such  deductible  clause.  Any such deposit by the Master Servicer shall be made from its own funds and shall be made on the  Certificate  Account Deposit Date next preceding the  Distribution  Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial  Account.  In connection with its activities as administrator and servicer of the Mortgage Loans,  the Master Servicer agrees to present,  on behalf of itself,  the Trustee and  Certificateholders, claims under any such blanket policy.

(b)      The Master  Servicer  shall  obtain and maintain at its own expense and keep in full force and effect  throughout  the term of this  Agreement a blanket  fidelity bond and an errors and  omissions  insurance  policy  covering the Master  Servicer's  officers and employees and other persons  acting on behalf of the Master  Servicer in  connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac,  whichever is greater, with respect to the Master  Servicer if the Master  Servicer were  servicing  and  administering  the Mortgage  Loans for Fannie Mae or
Freddie  Mac.  In the event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a  comparable replacement bond or policy from an issuer or insurer,  as the case may be, meeting the  requirements,  if any, of the Program Guide and acceptable to the Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments

(a)      When any Mortgaged Property is conveyed by the Mortgagor,  the Master Servicer or Subservicer,  to the extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause contained  in any Mortgage Note or Mortgage,  to the extent permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not adversely  affect or jeopardize coverage under any Required  Insurance  Policy.  Notwithstanding  the foregoing:  (i) the Master  Servicer shall not be deemed to be in default  under this  Section 3.13(a) by  reason of any  transfer or  assumption  which the Master  Servicer is  restricted  by law from preventing;  and  (ii) if  the Master  Servicer  determines  that it is  reasonably  likely that any  Mortgagor  will bring,  or if any
Mortgagor  does bring,  legal  action to declare  invalid or otherwise  avoid  enforcement  of a  due-on-sale  clause contained  in any
Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject to the Master  Servicer's duty to enforce any due-on-sale  clause to the extent set forth in  Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a  Mortgagor,  and such Person is to enter into an  assumption  or modification  agreement or  supplement  to the  Mortgage  Note or Mortgage  which  requires  the  signature  of the  Trustee,  or if an instrument of release  signed by the Trustee is required  releasing  the  Mortgagor  from  liability on the Mortgage  Loan,  the Master
Servicer is authorized,  subject to the requirements of the sentence next following,  to execute and deliver, on behalf of the Trustee, the  assumption  agreement  with the Person to whom the  Mortgaged  Property  is to be  conveyed  and such  modification  agreement  or supplement  to the  Mortgage  Note or  Mortgage or other  instruments  as are  reasonable  or  necessary  to carry out the terms of the
Mortgage  Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions  or the transfer of the  Mortgaged
Property to such Person;  provided,  however,  none of such terms and requirements  shall both constitute a "significant  modification"
effecting  an exchange or  reissuance  of such  Mortgage  Loan under the Code (or final,  temporary  or proposed  Treasury  regulations promulgated  thereunder) and  cause any  REMIC created  hereunder to fail to qualify as REMICs under the Code or the  imposition of any tax on "prohibited  transactions"  or  "contributions"  after the startup date under the  REMIC Provisions.  The Master  Servicer shall execute and deliver such  documents  only if it reasonably  determines  that (i) its  execution and delivery  thereof will not conflict with or violate any terms of this  Agreement  or cause the unpaid  balance and  interest on the Mortgage  Loan to be  uncollectible  in
whole  or  in  part,   (ii) any  required  consents  of  insurers  under  any  Required  Insurance  Policies  have  been  obtained  and
(iii) subsequent  to the closing of the  transaction  involving the  assumption or transfer  (A) the  Mortgage Loan will continue to be secured by a first  mortgage lien (or junior lien of the same  priority in relation to any senior  mortgage  loan,  with respect to any
Mortgage Loan secured by a junior  Mortgage) pursuant to the terms of the Mortgage,  (B) such transaction will not adversely affect the coverage under any Required  Insurance  Policies,  (C) the  Mortgage Loan will fully  amortize over the remaining term thereof,  (D) no material  term of the Mortgage  Loan  (including  the  interest  rate on the  Mortgage  Loan) will  be altered nor will the term of the
Mortgage Loan be changed and (E) if the  seller/transferor  of the Mortgaged  Property is to be released from liability on the Mortgage
Loan,  the  buyer/transferee  of the Mortgaged  Property  would be qualified to assume the Mortgage Loan based on generally  comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's  good faith  determination) adversely  affect the  collectability  of the Mortgage Loan.  Upon receipt of appropriate  instructions  from the Master  Servicer in accordance with the foregoing,  the Trustee shall execute any necessary  instruments  for such  assumption or  substitution of liability as directed by the
Master  Servicer.  Upon the closing of the transactions  contemplated by such documents,  the Master Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the  modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the  Custodian  and deposited  with the Mortgage  File for such  Mortgage  Loan.  Any fee collected by the Master Servicer or such related  Subservicer  for entering into an assumption or  substitution of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)      The Master  Servicer or the related  Subservicer,  as the case may be, shall be entitled to approve a request from a Mortgagor for a partial  release of the  related  Mortgaged  Property,  the  granting  of an  easement  thereon in favor of another  Person,  any alteration or demolition of the related Mortgaged Property (or with respect to a Cooperative Loan, the related  Cooperative  Apartment)
without any right of  reimbursement or other similar matters if it has determined,  exercising its good faith business  judgment in the same  manner  as it would  if it were  the  owner of the  related  Mortgage  Loan,  that the  security  for,  and the  timely  and full collectability of, such Mortgage Loan would not be adversely  affected thereby and that each REMIC created  hereunder would continue to qualify as a  REMIC under  the Code as a result  thereof and that no tax on  "prohibited  transactions"  or  "contributions"  after the
Startup Date would be imposed on any  REMIC created  hereunder as a result  thereof.  Any fee  collected by the Master  Servicer or the related  Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional  servicing compensation.

(d)      Subject to any other  applicable  terms and conditions of this Agreement,  the Master Servicer shall be entitled to approve an assignment  in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided  the obligee  with  respect to such  Mortgage  Loan following such proposed  assignment  provides the Master Servicer with a "Lender  Certification for Assignment of Mortgage Loan" in the
form attached hereto as Exhibit N,  in form and substance  satisfactory to the Master Servicer,  providing the following:  (i) that the
Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of  satisfaction is required to preserve lien priority,  minimize or avoid mortgage  recording  taxes or otherwise  comply with, or facilitate a refinancing  under, the laws of such  jurisdiction;  (ii) that the substance of the  assignment  is, and is intended to be, a refinancing  of such Mortgage
Loan and that the form of the transaction is solely to comply with, or facilitate the transaction  under,  such local laws;  (iii) that the Mortgage  Loan  following  the proposed  assignment  will have a rate of interest at least 0.25 percent  below or above the rate of interest on such Mortgage  Loan prior to such proposed  assignment;  and  (iv) that  such  assignment is at the request of the borrower under the related  Mortgage Loan. Upon approval of an assignment in lieu of satisfaction  with respect to any Mortgage Loan, the Master
Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such Mortgage Loan and the
Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans

(a)      The  Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may  include an  REO Acquisition) the ownership  of  properties  securing  such of the Mortgage  Loans as come into and  continue in default and as to which no  satisfactory arrangements can be made for collection of delinquent  payments pursuant to Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted  Mortgage  Loan,  which may include  (i) accepting  a short sale (a payoff of the Mortgage Loan for an  amount  less  than the  total  amount  contractually  owed in order  to  facilitate  a sale of the  Mortgaged  Property  by the
Mortgagor) or  permitting a short  refinancing  (a payoff of the Mortgage  Loan for an amount less than the total amount  contractually owed in order to facilitate refinancing  transactions by the Mortgagor not involving a sale of the Mortgaged Property),  (ii) arranging for a repayment plan or  (iii) agreeing  to a modification in accordance  with  Section 3.07.  In connection  with such  foreclosure or other conversion or action, the Master Servicer shall,  consistent with Section 3.11,  follow such practices and procedures as it shall deem  necessary or advisable,  as shall be normal and usual in its general  mortgage  servicing  activities and as shall be required or permitted by the Program Guide;  provided that the Master Servicer shall not be liable in any respect  hereunder if the Master Servicer is acting in connection with any such  foreclosure or other  conversion or action in a manner that is consistent with the provisions of this Agreement.  The Master Servicer,  however,  shall not be required to expend its own funds or incur other  reimbursable  charges in connection  with any  foreclosure,  or attempted  foreclosure  which is not  completed,  or towards the  correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall  determine  (i) that such  restoration  and/or foreclosure  will increase the proceeds of  liquidation  of the Mortgage Loan to Holders of  Certificates  of one or more Classes after reimbursement  to itself for such  expenses or charges and  (ii) that  such  expenses  and charges  will be  recoverable  to it through
Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of withdrawals from the  Custodial  Account  pursuant to  Section 3.10,  whether or not such  expenses  and charges are actually  recoverable  from related
Liquidation  Proceeds,  Insurance  Proceeds or  REO Proceeds).  In the event of such a determination by the Master Servicer pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled to  reimbursement of its funds so expended  pursuant to Section 3.10.  In addition,  the Master  Servicer may pursue any  remedies  that may be available in  connection  with a breach of a  representation  and warranty  with respect to any such  Mortgage  Loan in accordance  with  Sections  2.03 and 2.04.  However,  the Master  Servicer is not
required to continue to pursue both  foreclosure  (or similar  remedies) with  respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer  determines in its reasonable  discretion that one such remedy is more likely to result in a greater  recovery as to the Mortgage  Loan.  Upon the occurrence of a Cash  Liquidation or  REO Disposition, following the deposit in the Custodial  Account of all  Insurance  Proceeds,  Liquidation  Proceeds and other  payments and  recoveries referred to in the  definition  of "Cash  Liquidation"  or  "REO Disposition,"  as  applicable,  upon receipt by the Trustee of written notification  of such deposit signed by a Servicing  Officer,  the Trustee or the  Custodian,  as the case may be, shall release to the
Master  Servicer the related  Custodial  File and the Trustee  shall  execute and deliver such  instruments  of transfer or  assignment prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related  Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding the  foregoing or any other  provision of this  Agreement,  in the Master  Servicer's  sole  discretion  with respect to any  defaulted
Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash  Liquidation or  REO Disposition  may be deemed to have occurred if  substantially  all amounts  expected by the Master Servicer to be received in connection  with the related  defaulted
Mortgage Loan or  REO Property  have been  received,  and (ii) for  purposes of  determining  the amount of any  Liquidation  Proceeds,
Insurance  Proceeds,  REO Proceeds  or other  unscheduled  collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated  additional  liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)      In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an  REO Property by foreclosure or by deed in  lieu of  foreclosure,  the  deed  or  certificate  of  sale  shall  be  issued  to the  Trustee  or to its  nominee  on  behalf  of
Certificateholders.  Notwithstanding  any such acquisition of title and  cancellation of the related  Mortgage Loan, such  REO Property shall (except as otherwise  expressly provided  herein) be  considered to be an Outstanding  Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent with the foregoing for purposes of all calculations  hereunder so long as such
REO Property  shall be considered to be an Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the indebtedness evidenced by the related Mortgage Note shall have been discharged,  such Mortgage Note and the related amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous  Curtailments  and before any adjustment  thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)      In the event that the Trust Fund  acquires  any  REO Property  as  aforesaid  or  otherwise  in  connection  with a default or imminent  default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such  REO Property  within three full years  after the  taxable  year of its  acquisition  by the Trust Fund for  purposes  of  Section 860G(a)(8) of  the Code (or such shorter period as may be necessary under  applicable  state (including any state in which such property is located) law to maintain the status of each  REMIC created  hereunder as a REMIC under  applicable state law and avoid taxes resulting from such property failing to be foreclosure  property under applicable state law) or,  at the expense of the Trust Fund,  request,  more than 60 days before the day on which such grace period would  otherwise  expire,  an extension  of such grace  period  unless the Master  Servicer  obtains for the
Trustee an Opinion of Counsel,  addressed to the Trustee and the Master  Servicer,  to the effect that the holding by the Trust Fund of such  REO Property  subsequent to such period will not result in the  imposition of taxes on  "prohibited  transactions"  as defined in
Section 860F of the Code or cause any  REMIC created  hereunder to fail to qualify as a REMIC (for  federal (or any applicable State or local) income  tax purposes) at any time that any Certificates are outstanding,  in which case the Trust Fund may continue to hold such
REO Property  (subject to any conditions contained in such Opinion of Counsel).  The Master Servicer shall be entitled to be reimbursed from the Custodial  Account for any costs incurred in obtaining such Opinion of Counsel,  as provided in Section 3.10.  Notwithstanding any other  provision  of this  Agreement,  no  REO Property  acquired  by the Trust Fund shall be rented (or  allowed to continue to be rented) or  otherwise  used by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms that  would  (i) cause  such
REO Property to fail to qualify as "foreclosure  property"  within the meaning of  Section 860G(a)(8) of  the Code or (ii) any  subject
REMIC created  hereunder to the  imposition  of any federal  income taxes on the income  earned from such  REO Property,  including any taxes  imposed by reason of  Section 860G(c) of  the Code,  unless the Master  Servicer has agreed to indemnify  and hold  harmless the
Trust Fund with respect to the imposition of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO Disposition  or purchase or  repurchase of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery (other than Subsequent  Recoveries) resulting  from a collection of Liquidation  Proceeds,
Insurance  Proceeds or  REO Proceeds,  will be applied in the following  order of priority:  first, to reimburse the Master Servicer or the related Subservicer in accordance with  Section 3.10(a)(ii);  second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan,  and any related  REO Imputed  Interest,  at the Net Mortgage Rate (or the Modified Net Mortgage Rate in
the case of a Modified  Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution  Date on which such amounts are to be distributed;  third, to the  Certificateholders  as a recovery of principal on the Mortgage Loan (or REO Property)  (provided that if any such Class of Certificates  to which such Realized Loss was allocated is no longer  outstanding,  such subsequent  recovery shall be  distributed  to the  persons  who were the  Holders  of such  Class of  Certificates  when it was  retired);  fourth,  to all
Servicing Fees and  Subservicing  Fees payable  therefrom  (and the Master  Servicer and the  Subservicer  shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)      In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States  Person,  in connection with any  foreclosure  or  acquisition  of a deed in lieu of  foreclosure  (together,  "foreclosure") in  respect of such Mortgage Loan, the
Master  Servicer  shall  cause  compliance  with  the  provisions  of  Treasury  Regulation  Section 1.1445-2(d)(3) (or  any  successor thereto) necessary  to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Custodial Files

(a)      Upon  becoming  aware  of the  payment  in full of any  Mortgage  Loan,  or upon  the  receipt  by the  Master  Servicer  of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer  shall  immediately notify the  Trustee (if it holds the related  Custodial  File) or  the  Custodian  by a  certification  of a Servicing  Officer  (which certification  shall  include a statement  to the effect that all amounts  received or to be received in  connection  with such payment which  are  required  to be  deposited  in the  Custodial  Account  pursuant  to  Section 3.07  have  been or  will  be so  deposited), substantially  in the form attached hereto as Exhibit H,  or in the case of the Custodian,  an electronic  request in a form acceptable to the Custodian,  requesting  delivery to it of the Custodial File. Upon receipt of such certification and request,  the Trustee shall promptly  release,  or cause the  Custodian to release,  the related  Custodial  File to the Master  Servicer.  The Master  Servicer is
authorized to execute and deliver to the Mortgagor the request for  reconveyance,  deed of  reconveyance  or release or satisfaction of mortgage or such  instrument  releasing  the lien of the  Mortgage,  together  with the Mortgage  Note with,  as  appropriate,  written evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such Mortgage and to execute and  deliver,  on behalf  of the  Trustee  and the  Certificateholders  or any of them,  any and all  instruments  of  satisfaction  or cancellation or of partial or full release,  including any applicable UCC termination  statements.  No expenses  incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)      From time to time as is appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master  Servicer shall deliver to the Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer  substantially  in the form attached as Exhibit H hereto,  or in the case of the Custodian,  an electronic  request in a form acceptable to the Custodian,  requesting that possession of all, or any document  constituting  part of, the Custodial File be released to the Master  Servicer and certifying as to the reason for such  release and that such release will not  invalidate  any  insurance  coverage  provided in respect of the Mortgage  Loan under any
Required Insurance Policy. Upon receipt of the foregoing,  the Trustee shall deliver, or cause the Custodian to deliver,  the Custodial
File or any document  therein to the Master  Servicer.  The Master Servicer shall cause each Custodial File or any document  therein so released to be returned to the Trustee,  or the  Custodian as agent for the Trustee  when the need  therefor by the Master  Servicer no longer exists,  unless (i) the Mortgage Loan has been liquidated and the Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Custodial  Account or (ii) the  Custodial File or such document has been  delivered  directly or through a Subservicer to an attorney,  or to a public  trustee or other public  official as required by law, for  purposes of  initiating  or pursuing  legal action or other  proceedings  for the  foreclosure  of the  Mortgaged  Property  either  judicially or  non-judicially,  and the Master
Servicer has delivered  directly or through a  Subservicer  to the Trustee a certificate  of a Servicing  Officer  certifying as to the name and  address of the Person to which such  Custodial  File or such  document  was  delivered  and the  purpose or  purposes of such delivery.  In the event of the  liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect  thereto to the Master Servicer upon the Trustee's  receipt of notification  from the Master Servicer of the deposit of the related  Liquidation
Proceeds in the Custodial Account.

(c)      The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary, any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure or trustee's sale in respect of a
Mortgaged  Property or to any legal action  brought to obtain  judgment  against any  Mortgagor on the Mortgage  Note or Mortgage or to
obtain a  deficiency  judgment,  or to enforce any other  remedies or rights  provided by the  Mortgage  Note or Mortgage or  otherwise available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the Master  Servicer  shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee shall not  invalidate  any insurance  coverage under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the
Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Eligible Master Servicing Compensation

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the  amounts  provided  for by clauses  (iii),  (iv),  (v) and  (vi) of  Section 3.10(a),  subject to  clause (e) below.  The amount of servicing  compensation  provided for in such clauses shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis.  In the event
that   Liquidation   Proceeds,   Insurance   Proceeds  and   REO Proceeds   (net  of  amounts   reimbursable   therefrom   pursuant  to
Section 3.10(a)(ii)) in  respect of a Cash Liquidation or  REO Disposition  exceed the unpaid  principal  balance of such Mortgage Loan plus unpaid interest accrued thereon  (including  REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  the Master  Servicer shall be entitled to retain  therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure  Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation in the form of assumption fees, late payment charges,  investment income on amounts in the
Custodial  Account or the  Certificate  Account or otherwise  shall be retained by the Master Servicer or the Subservicer to the extent provided herein,  subject to clause (e) below.  Prepayment charges shall be deposited into the Certificate Account and shall be paid on each Distribution Date to the holders of the Class SB Certificates.

(c)      The Master  Servicer  shall be required to pay,  or cause to be paid,  all  expenses  incurred  by it in  connection  with its servicing activities  hereunder (including payment of premiums for the Primary Insurance Policies,  if any, to the extent such premiums are not required to be paid by the related  Mortgagors,  and the fees and expenses of the Trustee and the  Custodian) and  shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

(d)      The  Master  Servicer's  right to  receive  servicing  compensation  may not be  transferred  in whole  or in part  except  in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e)      Notwithstanding  clauses (a) and  (b) above,  the amount of servicing  compensation that the Master Servicer shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by an amount equal to Eligible Master  Servicing  Compensation  (if any) for such  Distribution  Date. Such reduction shall be applied during such  period as follows:  first,  to any  Servicing  Fee or  Subservicing  Fee to which the Master  Servicer  is  entitled  pursuant to
Section 3.10(a)(iii);  second,  to any  income or gain  realized  from any  investment  of funds held in the  Custodial  Account or the
Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b),  respectively;  and third, to any amounts of servicing  compensation  to which the Master  Servicer is entitled  pursuant to  Section 3.10(a)(v) or  (vi). In making such reduction,  the Master  Servicer  shall not withdraw from the Custodial  Account any such amount  representing  all or a portion of the
Servicing  Fee to which it is entitled  pursuant  to  Section 3.10(a)(iii);  (ii) shall  not  withdraw  from the  Custodial  Account or
Certificate Account any such amount to which it is entitled pursuant to  Section 3.07(c) or  4.01(b) and  (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

         On each Distribution Date,  Eligible Master Servicing  Compensation shall be applied to cover Prepayment  Interest  Shortfalls for such Distribution Date.

Section 3.17.     Reports to the Trustee and the Depositor

         Not later than fifteen days after it receives a written  request from the Trustee or the Depositor,  the Master Servicer shall forward to the Trustee and the  Depositor a statement,  certified by a Servicing  Officer,  setting  forth the status of the  Custodial
Account as of the close of business on the most recent prior  Distribution  Date as it relates to the Mortgage  Loans and showing,  for the period  covered by such  statement,  the  aggregate  of deposits in or  withdrawals  from the  Custodial  Account in respect of the
Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment

         The Master  Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year or
(b) with  respect to any calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the Commission,  the date on which the  Depositor's  annual report on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and  regulations  of the  Commission,  (i) a  servicing assessment as described in  Section 4.03(f)(ii) and  (ii) a  servicer  compliance  statement,  signed by an  authorized  officer of the
Master Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(i)      A review of the Master  Servicer's  activities  during the reporting period and of its performance  under this Agreement,  has been made under such officer's supervision.

(ii)     To the best of such  officer's  knowledge,  based on such review,  the Master  Servicer has fulfilled  all of its  obligations under this Agreement in all material  respects  throughout the reporting period or, if there has been a failure to fulfill any such  obligation  in any  material  respect,  specifying  each such  failure  known to such  officer and the nature and status thereof.

         The  Master  Servicer  shall use  commercially  reasonable  efforts  to obtain  from all other  parties  participating  in the servicing function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a
Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report

         On or before the earlier of (a) March 31 of each year or (b) with  respect to any calendar  year during which the  Depositor's annual  report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules  and  regulations  of the
Commission,  the date on which  the  annual  report is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations of the Commission,  the Master Servicer at its expense shall cause a firm of independent  public  accountants,  which shall be members of the American  Institute of Certified  Public  Accountants,  to furnish to the Depositor  and the Trustee the  attestation required under Item  1122(b) of  Regulation AB. In rendering such statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by Subservicers,  upon comparable  statements for examinations  conducted by independent public accountants substantially in accordance with standards  established by the American Institute of Certified Public Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Right of the Depositor in Respect of the Master Servicer

         The Master Servicer shall afford the Depositor and the Trustee,  upon reasonable  notice,  during normal business hours access to all records  maintained  by the Master  Servicer in respect of its rights and  obligations  hereunder  and access to officers of the
Master Servicer  responsible for such obligations.  Upon request,  the Master Servicer shall furnish the Depositor and the Trustee with its most recent  financial  statements and such other  information as the Master Servicer  possesses  regarding its business,  affairs, property and condition,  financial or otherwise.  The Master Servicer shall also cooperate with all reasonable requests for information including,  but not limited to, notices,  tapes and copies of files,  regarding itself, the Mortgage Loans or the Certificates from any
Person or Persons identified by the Depositor or Residential  Funding.  The Depositor may, but is not obligated to perform,  or cause a designee to  perform,  any  defaulted  obligation  of the Master  Servicer  hereunder  or  exercise  the rights of the Master  Servicer hereunder;  provided that the Master Servicer shall not be relieved of any of its obligations  hereunder by virtue of such  performance by the Depositor or its designee.  Neither the Depositor nor the Trustee shall have the  responsibility  or liability for any action or failure to act by the Master  Servicer and is not obligated to supervise the  performance  of the Master  Servicer under this Agreement or otherwise.

Section 3.21.     Advance Facility

(a)      The Master  Servicer is hereby  authorized  to enter into a financing or other  facility  (any such  arrangement,  an "Advance
Facility") under  which  (1) the  Master  Servicer  sells,  assigns or pledges to another  Person (an  "Advancing  Person") the  Master
Servicer's  rights under this Agreement to be reimbursed for any Advances or Servicing  Advances and/or (2) an  Advancing Person agrees to fund some or all Advances  and/or  Servicing  Advances  required to be made by the Master Servicer  pursuant to this  Agreement.  No consent of the Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required  before the Master  Servicer may enter into an Advance  Facility.  Notwithstanding  the existence of any Advance Facility under which an Advancing Person agrees to fund
Advances  and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master Servicer shall remain  obligated  pursuant to this
Agreement to make Advances and Servicing  Advances  pursuant to and as required by this  Agreement.  If the Master Servicer enters into an Advance  Facility,  and for so long as an Advancing  Person remains  entitled to receive  reimbursement  for any Advances  including
Nonrecoverable  Advances ("Advance  Reimbursement  Amounts") and/or  Servicing Advances including  Nonrecoverable  Advances ("Servicing
Advance Reimbursement  Amounts" and together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of Reimbursement  Amount is included in the Advance  Facility),  as applicable,  pursuant to this Agreement,  then the Master
Servicer shall identify such  Reimbursement  Amounts  consistent  with the  reimbursement  rights set forth in  Section 3.10(a)(ii) and
(vii) and  remit such  Reimbursement  Amounts in accordance with this  Section 3.21  or otherwise in accordance with the  documentation
establishing  the  Advance  Facility  to  such  Advancing  Person  or  to  a  trustee,   agent  or  custodian  (an  "Advance   Facility
Trustee") designated  by such Advancing Person in an Advance Facility Notice described below in  Section 3.21(b).  Notwithstanding  the foregoing,  if so  required  pursuant to the terms of the  Advance  Facility,  the Master  Servicer  may direct,  and if so directed in writing the Trustee is hereby  authorized  to and shall pay to the  Advance  Facility  Trustee  the  Reimbursement  Amounts  identified pursuant to the preceding  sentence.  An Advancing  Person whose  obligations  hereunder are limited to the funding of Advances  and/or
Servicing  Advances  shall  not  be  required  to  meet  the  qualifications  of  a  Master  Servicer  or  a  Subservicer  pursuant  to
Section 3.02(a) or  6.02(c) hereof  and shall not be deemed to be a Subservicer under this Agreement.  Notwithstanding  anything to the contrary  herein,  in no event shall  Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be included in the
Available Distribution Amount or distributed to Certificateholders.

(b)      If the Master  Servicer  enters into an Advance  Facility  and makes the  election  set forth in  Section 3.21(a),  the Master
Servicer and the related  Advancing Person shall deliver to the Trustee a written notice and payment  instruction (an "Advance Facility
Notice"),  providing the Trustee with written payment instructions as to where to remit Advance  Reimbursement Amounts and/or Servicing
Advance  Reimbursement  Amounts  (each to the extent  such type of  Reimbursement  Amount is included  within the Advance  Facility) on subsequent  Distribution  Dates. The payment  instruction shall require the applicable  Reimbursement  Amounts to be distributed to the
Advancing Person or to an Advance Facility  Trustee  designated in the Advance Facility Notice.  An Advance Facility Notice may only be terminated by the joint written  direction of the Master Servicer and the related  Advancing  Person (and any related Advance  Facility
Trustee).

(c)      Reimbursement  Amounts shall consist solely of amounts in respect of Advances and/or  Servicing  Advances made with respect to the Mortgage Loans for which the Master  Servicer  would be permitted to reimburse  itself in accordance  with  Section 3.10(a)(ii) and
(vii) hereof,  assuming  the Master  Servicer or the  Advancing  Person had made the related  Advance(s) and/or  Servicing  Advance(s).
Notwithstanding  the foregoing,  except with respect to reimbursement  of  Nonrecoverable  Advances as set forth in  Section 3.10(c) of this  Agreement,  no Person shall be entitled to  reimbursement  from funds held in the Collection  Account for future  distribution to
Certificateholders  pursuant to this Agreement.  Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any  Reimbursement  Amount,  nor shall the Depositor or the Trustee have any  responsibility to track or monitor the administration of the Advance Facility and the Depositor shall not have any  responsibility to track,  monitor or verify the payment of
Reimbursement  Amounts to the related Advancing Person or Advance Facility  Trustee.  The Master Servicer shall maintain and provide to any Successor Master Servicer (a "Successor  Master  Servicer") a  detailed  accounting on a loan-by-loan  basis as to amounts advanced by, sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The Successor Master Servicer shall be entitled to rely on any such  information  provided by the Master  Servicer and the Successor  Master  Servicer  shall not be liable for any errors in such information.

(d)      Upon the  direction  of and at the  expense of the Master  Servicer,  the  Trustee  agrees to  execute  such  acknowledgments, certificates,  and other  documents  provided  by the Master  Servicer  and  reasonably  satisfactory  to the Trustee  recognizing  the interests of any Advancing  Person or Advance  Facility  Trustee in such  Reimbursement  Amounts as the Master Servicer may cause to be made subject to Advance  Facilities  pursuant to this  Section 3.21,  and such other documents in connection with such Advance Facility as may be reasonably  requested from time to time by any Advancing Person or Advance  Facility  Trustee and reasonably  satisfactory to the Trustee.

(e)      Reimbursement  Amounts  collected with respect to each Mortgage Loan shall be allocated to outstanding  unreimbursed  Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in,  first out" ("FIFO") basis,  subject to the qualifications set forth below:

(i)      Any Successor  Master Servicer to Residential  Funding and the Advancing  Person or Advance Facility Trustee shall be required to apply all amounts  available in  accordance  with this  Section 3.21(e) to  the  reimbursement  of Advances  and  Servicing
         Advances in the manner  provided for herein;  provided,  however,  that after the succession of a Successor  Master  Servicer,
         (A) to the extent that any Advances or Servicing  Advances with respect to any particular  Mortgage Loan are  reimbursed  from payments or recoveries,  if any, from the related  Mortgagor,  and Liquidation  Proceeds or Insurance  Proceeds,  if any, with respect to that Mortgage Loan,  reimbursement  shall be made,  first, to the Advancing  Person or Advance  Facility Trustee in
         respect of Advances  and/or  Servicing  Advances  related to that Mortgage Loan to the extent of the interest of the Advancing
         Person or Advance  Facility Trustee in such Advances and/or  Servicing  Advances,  second to the Master Servicer in respect of
         Advances and/or  Servicing  Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance
         Facility  Trustee Person has an interest,  and third, to the Successor Master Servicer in respect of any other Advances and/or
         Servicing  Advances  related to that  Mortgage  Loan,  from such  sources as and when  collected,  and  (B) reimbursements  of
         Advances and Servicing  Advances that are  Nonrecoverable  Advances shall be made pro rata to the Advancing  Person or Advance
         Facility Trustee,  on the one hand, and any such Successor Master Servicer,  on the other hand, on the basis of the respective aggregate  outstanding  unreimbursed  Advances and Servicing Advances that are  Nonrecoverable  Advances owed to the Advancing
         Person,  Advance  Facility  Trustee or Master  Servicer  pursuant to this  Agreement,  on the one hand, and any such Successor
         Master  Servicer,  on the other hand,  and without  regard to the date on which any such Advances or Servicing  Advances shall have been made. In the event that, as a result of the FIFO  allocation made pursuant to this  Section 3.21(e),  some or all of a Reimbursement  Amount paid to the Advancing  Person or Advance  Facility  Trustee relates to Advances or Servicing  Advances that were made by a Person other than  Residential  Funding or the  Advancing  Person or Advance  Facility  Trustee,  then the
         Advancing  Person or Advance  Facility  Trustee  shall be required to remit any  portion of such  Reimbursement  Amount to the
         Person entitled to such portion of such Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential
         Funding  shall remain  entitled to be  reimbursed by the  Advancing  Person or Advance  Facility  Trustee for all Advances and
         Servicing Advances funded by Residential Funding to the extent the related  Reimbursement  Amount(s) have not been assigned or pledged to an Advancing  Person or Advance  Facility  Trustee.  The  documentation  establishing  any Advance  Facility  shall require  Residential  Funding to provide to the related  Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing  Person or Advance Facility Trustee on each date of remittance  thereof to such Advancing Person or Advance Facility  Trustee,  to enable the Advancing Person or Advance Facility
         Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

(ii)     By way of  illustration,  and not by way of limiting the generality of the  foregoing,  if the Master  Servicer  resigns or is terminated  at a time when the Master  Servicer is a party to an Advance  Facility,  and is  replaced  by a  Successor  Master
         Servicer,  and the Successor  Master  Servicer  directly funds Advances or Servicing  Advances with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement  Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and  recoveries  received from the related  Mortgagor or received in the form of  Liquidation  Proceeds with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in  connection  with a liquidation  of such Mortgage
         Loan) will be allocated first to the Advancing  Person or Advance  Facility  Trustee until the related  Reimbursement  Amounts attributable  to such Mortgage Loan that are owed to the Master  Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor  Master  Servicer,  have been reimbursed in full, at which point the
         Successor Master Servicer shall be entitled to retain all related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to Section 3.10 of this  Agreement.  To the extent that the Advances or Servicing  Advances are
         Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the reimbursement paid in this  manner will be made pro rata to the  Advancing  Person or Advance  Facility  Trustee,  on the one hand,  and the
         Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f)      The Master  Servicer  shall remain  entitled to be  reimbursed  for all Advances and Servicing  Advances  funded by the Master
Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g)      Any  amendment to this  Section 3.21  or to any other  provision of this  Agreement  that may be necessary or  appropriate  to effect the terms of an Advance Facility as described  generally in this Section 3.21,  including  amendments to add provisions relating to a successor  master servicer,  may be entered into by the Trustee,  the Depositor and the Master Servicer without the consent of any
Certificateholder,  with  written  confirmation  from each Rating  Agency that the  amendment  will not result in the  reduction of the ratings on any class of the  Certificates  below the then current ratings on such  Certificates,  and delivery of an Opinion of Counsel as required under Section 11.01(c) notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)      Any rights of set-off that the Trust Fund,  the Trustee,  the  Depositor,  any Successor  Master  Servicer or any other Person might  otherwise have against the Master  Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or
Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

(i)      At any time when an Advancing  Person shall have ceased funding  Advances and/or  Servicing  Advances (as the case may be) and the Advancing  Person or related Advance  Facility  Trustee shall have received  Reimbursement  Amounts  sufficient in the aggregate to reimburse  all Advances  and/or  Servicing  Advances (as the case may be) the  right to  reimbursement  for which were  assigned to the
Advancing  Person,  then upon the delivery of a written notice signed by the Advancing  Person and the Master Servicer or its successor or assign) to the Trustee  terminating the Advance Facility Notice (the "Notice of Facility  Termination"),  the Master Servicer or its
Successor Master Servicer shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to Section 3.10.

(j)      After delivery of any Advance Facility  Notice,  and until any such Advance Facility Notice has been terminated by a Notice of
Facility  Termination,  this  Section 3.21  may not be amended or otherwise  modified  without the prior written consent of the related
Advancing Person.

ARTICLE IV
                                                    PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account

(a)      The Master  Servicer  acting as agent of the Trustee shall  establish  and maintain a Certificate  Account in which the Master
Servicer  shall  deposit or cause to be deposited on behalf of the Trustee on or before  2:00 P.M.  New York  time on each  Certificate
Account  Deposit  Date by wire  transfer  of  immediately  available  funds an  amount  equal  to the sum of  (i) any  Advance  for the immediately  succeeding  Distribution Date, (ii) any amount required to be paid pursuant to Section 3.12(a),  (iii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.16(e)  or Section 4.07,  (iv) any amount required to be paid pursuant to Section 9.01,  (v) any  prepayment  charges on the Mortgage Loans received during the related  Prepayment  Period and (vi) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)      On or prior to the Business Day  immediately  following  each  Determination  Date, the Master  Servicer  shall  determine any amounts owed by the Swap  Counterparty  under the Swap Agreement and inform the  Supplemental  Interest Trust Trustee in writing of the amount so calculated.

(c)      The  Trustee  shall,  upon  written  request  from the  Master  Servicer,  invest or cause  the  institution  maintaining  the
Certificate Account to invest the funds in the Certificate Account in Permitted  Investments  designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature not later than the Business Day next preceding the  Distribution  Date next following  the date of such  investment  (except  that (i) if such  Permitted  Investment  is an  obligation  of the  institution  that maintains such account or a fund for which such  institution  serves as custodian,  then such  Permitted  Investment may mature on such
Distribution  Date and (ii) any  other  investment  may mature on such  Distribution  Date if the Trustee  shall  advance funds on such
Distribution  Date to the  Certificate  Account in the amount payable on such  investment on such  Distribution  Date,  pending receipt thereof to the extent  necessary to make  distributions  on the  Certificates) and  shall not be sold or disposed of prior to maturity.
All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer  and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such  investments  shall be deposited in the
Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02.     Distributions

(a)      On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the  Trustee) shall  allocate and  distribute  the
Available  Distribution  Amount,  if any, for such date to the interests issued in respect of REMIC I and REMIC II as specified in this
Section.

(b)      (1)      On each  Distribution  Date,  the following  amounts,  in the following  order of priority,  shall be  distributed by
REMIC I to REMIC II on account of the REMIC I Regular Interests:

i.                         to the  extent of the  Available  Distribution  Amount  other  than the  portion  of the  Available
                           Distribution Amount described in clause(a)(vi) of the definition of Available  Distribution  Amount), to the
                           Holders of the REMIC I Regular  Interests,  pro rata, in an amount equal to (A) the  related  Uncertificated
                           Accrued Interest for such  Distribution  Date, plus (B) any amounts in respect thereof remaining unpaid from previous  Distribution  Dates.  Amounts  payable as  Uncertificated  Accrued  Interest in respect of REMIC I
                           Regular Interest ZZ shall be reduced when the REMIC I  Overcollateralization Amount is less than the REMIC I
                           Required  Overcollateralization  Amount,  by the lesser of (x) the  amount of such  difference  and  (y) the
                           REMIC I  Regular  Interest  ZZ Maximum  Interest  Deferral  Amount,  and such  amount will be payable to the
                           Holders of REMIC I Regular  Interests A-1, A-2, A-3, A-4, M-1S, M-2S, M-3S, M-4, M-5, M-6, M-7, M-8, M-9 and
                           B in the same  proportion as the  Overcollateralization  Increase  Amount is allocated to the  corresponding
                           Class of Certificates,  and the Uncertificated Principal Balance of the REMIC I Regular Interest ZZ shall be increased by such amount; and

ii.                        on each Distribution Date, to the Holders of REMIC I Regular  Interests,  in an amount equal to the remainder of the Available
                           Distribution  Amount  (other than the  portion of the  Available  Distribution  Amount  described  in clause
                           (a)(vi) of the  definition  of Available  Distribution  Amount)  after the  distributions  made  pursuant to clause (i) above,  allocated  as follows  (except as  provided  below):  (A) to the  Holders of the  REMIC I
                           Regular  Interest AA, 98.00% of such remainder until the  Uncertificated  Principal  Balance of such REMIC I
                           Regular  Interest is reduced to zero;  (B) to the Holders of REMIC I  Regular  Interests A-1, A-2, A-3, A-4,
                           M-1S,  M-2S,  M-3S,  M-4, M-5, M-6,  M-7, M-8, M-9 and B 1.00% of such  remainder in the same  proportion as amounts are  distributed  in respect of principal on the  corresponding  Class of  Certificates;  (C) to the
                           Holders of the REMIC I Regular Interest ZZ, 1.00% of such remainder;  and (D) any  remaining  amounts to the
                           Holders of the Class R  Certificates;  provided,  however,  that 98.00% and 2.00% of any principal  payments that are  attributable  to an  Overcollateralization  Reduction  Amount shall be allocated to Holders of the
                           REMIC I Regular Interest AA and REMIC I Regular Interest ZZ,  respectively;  and provided further,  that any prepayment charges on deposit in the Certificate Account  attributable to prepayment charges received on the
                           Mortgage Loans during the related  Prepayment  Period shall be deemed  distributed to REMIC II as the holder of the REMIC I Regular Interest AA.

                  (2)      Notwithstanding the distributions described in this Section 4.02(b), distribution of funds from the
         Certificate Account shall be made only in accordance with Section 4.02(c).

(c)      On each  Distribution  Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall  distribute  to each  Certificateholder  of record on the next  preceding  Record Date  (other  than as provided in  Section 9.01 respecting  the final  distribution) either  in  immediately  available  funds (by wire transfer or  otherwise) to  the account of such
Certificateholder  at a bank or other entity having appropriate  facilities  therefor,  if such  Certificateholder  has so notified the
Master Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified the Master Servicer or the
Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate
Register such  Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based on the aggregate of the Percentage  Interests  represented by Certificates  of the applicable  Class held by such Holder of the following  amounts,  in the following  order of priority,  subject to the provisions of  Section 4.02(d)),  to the extent of the Available  Distribution  Amount on deposit in the Certificate  Account with respect to clauses  (i) through (xi), and to the extent of the sum of the remaining  Available
Distribution  Amount (other than the portion of the Available  Distribution  Amount  described in clause  (a)(vi) of the  definition of
Available Distribution Amount)) and to the extent of prepayment charges on deposit in the Certificate Account):

(i)      to the Class A  Certificateholders,  the Class A Interest  Distribution  Amount,  with such amount allocated among the Class A
         Certificateholders on a pro rata basis based on the Accrued Certificate Interest on each such Class;

(ii)     to the  Class M-1S  Certificateholders  from the amount,  if any, of the Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-1S Interest Distribution Amount;

(iii)    to the  Class M-2S  Certificateholders  from the amount,  if any, of the Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-2S Interest Distribution Amount;

(iv)     to the  Class M-3S  Certificateholders  from the amount,  if any, of the Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-3S Interest Distribution Amount;

(v)      to the  Class M-4  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-4 Interest Distribution Amount;

(vi)     to the  Class M-5  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-5 Interest Distribution Amount;

(vii)    to the  Class M-6  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-6 Interest Distribution Amount;

(viii)   to the  Class M-7  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-7 Interest Distribution Amount;

(ix)     to the  Class M-8  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-8 Interest Distribution Amount;

(x)      to the  Class M-9  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-9 Interest Distribution Amount;

(xi)     to the  Class B  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class B Interest Distribution Amount;

(xii)    to the Class A,  Class M and Class B  Certificateholders,  from the  amount,  if any,  of the  Available  Distribution  Amount remaining  after the  foregoing  distributions,  the  Principal  Distribution  Amount  (other  than the  amounts  set forth in
         clauses (b)(iv),   (b)(v),   and   (b)(vi) of   the   definition   thereof),   in  the   order  of   priority   described   in
         Section 4.02(d) hereof,  until the Certificate  Principal  Balances of the Class A, Class M and Class B Certificates have been reduced to zero;

(xiii)   to the Class A,  Class M and Class B Certificateholders,  from the amount, if any, of the Excess Cash Flow, an amount equal to the principal  portion of Realized Losses  previously  allocated to reduce the Certificate  Principal  Balance of any Class of the Class A Certificates or Class M Certificates and remaining  unreimbursed,  but only to the extent of Subsequent Recoveries for that Distribution  Date, which amount shall be included in the Principal  Distribution  Amount and paid in accordance with
         Section 4.02(d) hereof,  until the Certificate  Principal Balances of the Class A,  Class M and Class B Certificates have been reduced to zero;

(xiv)    to the Class A,  Class M and Class B Certificateholders,  from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  an amount  equal to the  principal  portion of Realized  Losses on the  Mortgage  Loans  during the immediately  preceding  Prepayment  Period,  which amount shall be included in the Principal  Distribution  Amount and paid in accordance  with  Section 4.02(d) hereof,  until the  Certificate  Principal  Balances  of the  Class A,  Class M  and Class B
         Certificates have been reduced to zero;

(xv)     to the Class A,  Class M and Class B Certificateholders,  from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the  Overcollateralization  Increase  Amount for such  Distribution  Date,  which  amount  shall be included in the  Principal  Distribution  Amount and paid in accordance  with  Section 4.02(d) hereof,  until the  Certificate
         Principal Balances of the Class A, Class M and Class B Certificates have been reduced to zero;

(xvi)    to the Class A,  Class M and Class B  Certificateholders  from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the amount of any Prepayment Interest Shortfalls allocated thereto for such Distribution Date, on a pro rata basis based on Accrued  Certificate  Interest  otherwise  due thereon,  to the extent not covered by Eligible  Master
         Servicing Compensation on such Distribution Date;

(xvii)   to the Class A,  Class M and Class B  Certificateholders  from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the  amount  of any  Prepayment  Interest  Shortfalls  previously  allocated  thereto  on any prior
         Distribution  Date that remain  unreimbursed,  together with interest  thereon at the applicable  Pass-Through  Rate, on a pro rata basis based on Prepayment Interest Shortfalls previously allocated thereto that remain unreimbursed;

(xviii)  from  the  amount,  if any,  of the  Excess  Cash  Flow  remaining  after  the  foregoing  distributions,  to pay the  Class A
         Certificates,  on a pro rata  basis,  based on the amount of Class A  Basis Risk  Shortfall  Carry-Forward  Amount  previously allocated thereto that remain  unreimbursed,  the amount of any Class A Basis Risk Shortfall  Carry-Forward  Amounts remaining unpaid as of such  Distribution  Date and then to the Class M  Certificates,  in their order of their  payment  priority,  the amount of any Class M Basis Risk Shortfall  Carry-Forward  Amounts  remaining unpaid as of such  Distribution Date and then to the Class B Certificates  the amount of any Class B Basis Risk Shortfall  Carry-Forward  Amounts  remaining  unpaid as of each
         Distribution Date;

(xix)    to the Class A,  Class M and Class B Certificates on a pro rata basis, based on the amount of Relief Act Shortfalls  allocated thereto  on such  Distribution  Date,  from the  amount,  if any,  of the  Excess  Cash Flow  remaining  after  the  foregoing distributions,  the amount of any Relief Act  Shortfalls  allocated to those  Certificates  with respect to such  Distribution
         Date;

(xx)     to the Class A,  Class M and Class B Certificateholders,  from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the  principal  portion of any  Realized  Losses  previously  allocated to those  Certificates  and remaining  unreimbursed,  which amount shall be allocated first, to the Class A  Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously  allocated thereto that remain unreimbursed,  and then to the Class M Certificates, in their order of payment priority and then to the Class B Certificates;

(xxi)    from the amount,  if any, of the Excess Cash Flow remaining after the foregoing  distributions,  to the Supplemental  Interest
         Trust Account for Payment to the Swap  Counterparty,  any Swap  Termination  Payment owed by the  Supplemental  Interest Trust
         Trustee, on behalf of the Supplemental Interest Trust, due to a Swap Counterparty Trigger Event;

(xxii)   to the  Class SB  Certificates,  (A) from  the  amount,  if any,  of the  Excess  Cash  Flow  remaining  after  the  foregoing distributions,  the sum of (I) Accrued Certificate Interest thereon,  (II) the amount of any  Overcollateralization  Reduction
         Amount for such Distribution  Date and (III) for any Distribution  Date after the Certificate  Principal Balance of each Class
         of  Class A   Certificates   and  Class M   Certificates  and  the  Class  B  Certificates  has  been  reduced  to  zero,  the
         Overcollateralization  Amount, and (B) from prepayment charges on deposit in the Certificate  Account,  any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

(xxiii)  to the Class R Certificateholders, the balance, if any, of the Excess Cash Flow.

(d)      On each Distribution Date, the Principal Distribution Amount will be paid as follows:

(i)      the Class A  Principal  Distribution  Amount shall be  distributed,  sequentially,  as follows:  (w) first,  to the Class A-1,
         Certificates  until the  Certificate  Principal  Balance  thereof  has been  reduced  to zero,  (x)  second,  to the Class A-2
         Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero,  and (y) third,  to the Class A-3
         Certificates,  until the  Certificate  Principal  Balance  thereof has been  reduced to zero and (z) fourth,  to the Class A-4
         Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(ii)     the Class M-1S  Principal  Distribution  Amount shall be distributed to the  Class M-1S  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(iii)    the Class M-2S  Principal  Distribution  Amount shall be distributed to the  Class M-2S  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(iv)     the Class M-3S  Principal  Distribution  Amount shall be distributed to the  Class M-3S  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(v)      the Class M-4  Principal  Distribution  Amount shall be  distributed  to the  Class M-4  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(vi)     the Class M-5  Principal  Distribution  Amount shall be  distributed  to the  Class M-5  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(vii)    the Class M-6  Principal  Distribution  Amount shall be  distributed  to the  Class M-6  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(viii)   the Class M-7  Principal  Distribution  Amount shall be  distributed  to the  Class M-7  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(ix)     the Class M-8  Principal  Distribution  Amount shall be  distributed  to the  Class M-8  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(x)      the Class M-9  Principal  Distribution  Amount shall be  distributed  to the  Class M-9  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero; and

(xi)     the Class B Principal  Distribution Amount shall be distributed to the Class B Certificates,  until the Certificate  Principal
         Balance thereof has been reduced to zero.

(e)      Notwithstanding  the foregoing  clauses  (c) and (d), upon the reduction of the  Certificate  Principal  Balance of a Class of
Class A  Certificates and Class M  Certificates or the Class B Certificates to zero, such Class of Certificates will not be entitled to further distributions pursuant to Section 4.02 (other than in respect of Subsequent Recoveries).

(f)      Any Prepayment  Interest  Shortfalls on the Mortgage Loans which are not covered by Eligible Master Servicing  Compensation as described in  Section 3.16  and Relief Act  Shortfalls on the Mortgage Loans will be allocated  among the Class A,  Class M and Class B
Certificates,  pro rata in accordance with the amount of Accrued  Certificate  Interest payable on such  Distribution  Date absent such shortfalls.  Any such uncovered  Prepayment Interest  Shortfalls will be paid solely pursuant to Section 4.02(c),  (xvi) and (xvii) and
Section  4.09(c)(iii) and (iv) to the extent funds are available therefor.  Any such Relief Act Shortfalls will be paid solely pursuant to Section 4.02(c)(xix) and Section 4.09(c)(vi) to the extent funds are available therefor.

(g)      In addition to the foregoing  distributions,  with respect to any  Subsequent  Recoveries,  the Master  Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii).

(h)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the  Depository,  as Holder  thereof,  and the
Depository  shall be  responsible  for crediting the amount of such  distribution  to the accounts of its  Depository  Participants  in accordance with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing  such  distribution to the
Certificate  Owners  that  it  represents  and to  each  indirect  participating  brokerage  firm  (a  "brokerage  firm"  or  "indirect participating  firm") for  which it acts as agent.  Each brokerage firm shall be responsible  for disbursing  funds to the  Certificate
Owners that it  represents.  None of the Trustee,  the  Certificate  Registrar,  the  Depositor or the Master  Servicer  shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(i)      Except as otherwise  provided in Section 9.01,  if the Master Servicer  anticipates that a final  distribution with respect to any Class of Certificates will be made on the next Distribution  Date, the Master Servicer shall, no later than the Determination  Date in the month of such final  distribution,  notify the Trustee and the Trustee  shall,  no later than two  (2) Business  Days after such
Determination  Date,  mail on such date to each  Holder of such Class of  Certificates  a notice to the effect  that:  (i) the  Trustee anticipates that the final  distribution  with respect to such Class of Certificates  will be made on such  Distribution  Date but only upon  presentation  and surrender of such  Certificates  at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates  from and after the end of the prior calendar month.  In the event that  Certificateholders required to surrender their Certificates  pursuant to Section 9.01(c) do  not surrender their Certificates for final cancellation,  the
Trustee shall cause funds  distributable  with respect to such  Certificates to be held in the  Certificate  Account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting

(a)      Concurrently with each distribution  charged to the Certificate  Account and with respect to each Distribution Date the Master
Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available  electronically  on its website
(which may be obtained by any  Certificateholder  by  telephoning  the Trustee at  (800) 934-6802) to  each Holder and the  Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i)      the  applicable  Record  Date,  Determination  Date,  Distribution  Date and the date on which  the  Interest  Accrual  Period commenced;

(ii)     the aggregate amount of payments received with respect to the Mortgage Loans in the aggregate, including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v)      (A)               the amount of such  distribution to the  Certificateholders  of such Class applied to reduce the Certificate
         Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

(vi)     the amount of such  distribution to Holders of such Class of Certificates  allocable to interest  including amounts payable as excess cash flow and the disposition of the excess cash flow;

(vii)    if the  distribution to the Holders of such Class of Certificates is less than the full amount that would be  distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(viii)   the  aggregate  Certificate  Principal  Balance of each Class of  Certificates,  before and after giving effect to the amounts distributed  on such  Distribution  Date,  separately  identifying  any  reduction  thereof due to Realized  Losses other than pursuant to an actual distribution of principal;

(ix)     the Certificate Principal Balance for each Class of Certificates as of the Closing Date;

(x)      the number and Stated  Principal  Balance of the Mortgage Loans in the aggregate  after giving effect to the  distribution  of principal  on such  Distribution  Date and the number of  Mortgage  Loans in the  aggregate  at the  beginning  and end of the related Due Period;

(xi)     on the basis of the most recent reports  furnished to it by Subservicers,  (A) the number and Stated Principal  Balance of the
         Mortgage  Loans in the aggregate  that are Delinquent  (1) 30-59  days,  (2) 60-89 days and (3) 90 or more days and the number and Stated  Principal  Balance of the Mortgage  Loans in the  aggregate  that are in  foreclosure,  (B) the  number and Stated
         Principal  Balances  of the  Mortgage  Loans  in the  aggregate  that  are  Reportable  Modified  Mortgage  Loans  that are in foreclosure and are  REO Property,  indicating in each case  capitalized  Mortgage Loans,  other Servicing  Modifications  and totals,  and (C) for all Reportable  Modified  Mortgage Loans, the number and Stated Principal  Balances of the Mortgage Loans in the aggregate that have been  liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or
         Seller;

(xii)    the amount,  terms and general  purpose of any Advance by the Master Servicer  pursuant to Section 4.04  and the amount of all
         Advances that have been reimbursed during the related Due Period;

(xiii)   any material  modifications,  extensions or waivers to the terms of the Mortgage Loans in the aggregate  during the Due Period or that have cumulatively become material over time;

(xiv)    any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xv)     the number, aggregate principal balance and Stated Principal Balance of any REO Properties;

(xvi)    the aggregate Accrued  Certificate  Interest remaining unpaid, if any, for each Class of Certificates,  after giving effect to the distribution made on such Distribution Date;

(xvii)   the aggregate  amount of Realized  Losses with respect to the Mortgage Loans in the aggregate for such  Distribution  Date and the aggregate amount of Realized Losses with respect to the Mortgage Loans in the aggregate incurred since the Cut-off Date;

(xviii)  the Pass-Through Rate on each Class of Certificates and the applicable Net WAC Cap Rate;

(xix)    the weighted average of the Maximum Net Mortgage Rates with respect to the Mortgage Loans in the aggregate;

(xx)     the Basis Risk Shortfall, Basis Risk Shortfall Carry Forward Amount, and Prepayment Interest Shortfalls;

(xxi)    the Overcollateralization Amount and the Required Overcollateralization Amount following such Distribution Date;

(xxii)   the number and Stated Principal Balances of the Mortgage Loans in the aggregate repurchased under Section 4.07;

(xxiii)  the aggregate  amount of any  recoveries on previously  foreclosed  loans with respect to the Mortgage  Loans in the aggregate from Residential Funding;

(xxiv)   the weighted  average  remaining  term to maturity of the Mortgage  Loans in the aggregate  after giving effect to the amounts distributed on such Distribution Date;

(xxv)    the weighted average  Mortgage Rates of the Mortgage Loans in the aggregate after giving effect to the amounts  distributed on such Distribution Date;

(xxvi)   [Reserved];

(xxvii)  the  amount of any Net Swap  Payment  payable  to the  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental
         Interest  Trust,  any Net Swap  Payment  payable  to the  Swap  Counterparty,  any Swap  Termination  Payment  payable  to the
         Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, and any Swap Termination Payment payable to the Swap Counterparty; and

(xxviii) the occurrence of the Stepdown Date.

         In addition and concurrently with each distribution  charged to the Certificate  Account and with respect to each Distribution
Date, the  Master Servicer  shall report to the Trustee (i) the amount of any prepayment  charges on the Mortgage Loans received during the  related  Prepayment  Period and (ii) the amount of any  Premium  Amounts  received  with  respect  to the  immediately  succeeding
Distribution  Date to be deposited into the Premium Account by the Trustee.  In the case of information  furnished  pursuant to clauses
(i) and (ii) above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this  Section 4.03(a),  the Master  Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates,  upon reasonable request,  such additional  information as is reasonably obtainable by the Master Servicer at no additional  expense to the Master Servicer.  Also, at the request of a Rating Agency,  the Master Servicer shall provide the  information  relating to the  Reportable  Modified  Mortgage  Loans  substantially  in the form  attached  hereto as
Exhibit S to such Rating Agency within a reasonable period of time; provided,  however,  that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)      Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R
Certificate,  the Master Servicer shall prepare,  or cause to be prepared,  and shall forward,  or cause to be forwarded,  to each such requesting  Person who at any time  during the  calendar  year was the Holder of a  Certificate,  other than a Class R  Certificate,  a statement  containing  the  information  set forth in clauses  (v) and  (vi) referred  to in subsection  (a) above  aggregated for such calendar year or applicable  portion thereof during which such Person was a  Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been  satisfied  to the extent  that  substantially  comparable  information  shall be  provided  by the Master
Servicer and Trustee pursuant to any requirements of the Code.

(c)      Within a reasonable  period of time after it receives a written request from any Holder of a Class R  Certificate,  the Master
Servicer shall prepare,  or cause to be prepared,  and shall forward,  or cause to be forwarded,  to each such requesting Person who at any time  during the  calendar  year was the Holder of a Class R  Certificate,  a  statement  containing  the  applicable  distribution information  provided pursuant to this Section 4.03  aggregated for such calendar year or applicable  portion thereof during which such
Person was the Holder of a Class R  Certificate.  Such  obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)      Upon the written request of any Certificateholder,  the Master Servicer, as soon as reasonably practicable,  shall provide the requesting  Certificateholder  with such information as is necessary and  appropriate,  in the Master  Servicer's sole discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the
Commission any periodic  reports  required to be filed under the  provisions of the Exchange Act, and the rules and  regulations of the
Commission thereunder including,  without limitation,  reports on Form 10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic  reports,  the Trustee shall timely  provide to the Master  Servicer  (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar  year,  (II) copies  of all  pleadings,  other legal process and any other documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible  Officer of the Trustee,  have been submitted to a vote of the  Certificateholders,  other than those matters that have been submitted to a vote of the  Certificateholders  at the request of the Depositor or the Master  Servicer,  and  (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required  pursuant to this Agreement.  Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master  Servicer's  failure to properly  prepare or file such periodic  reports  resulting from or relating to the Master  Servicer's  inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection with this Section 4.03  shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the senior  officer in charge of the  servicing  functions  of the Master  Servicer,  in the form attached  as  Exhibit R-1  hereto or such  other  form as may be  required  or  permitted  by the  Commission  (the "Form 10-K
         Certification"),  in  compliance  with Rules 13a-14 and 15d-14 under the Exchange  Act and any  additional  directives  of the
         Commission.

(ii)     A report  regarding its assessment of compliance  during the preceding  calendar year with all applicable  servicing  criteria set forth in  relevant  Commission  regulations  with  respect to  mortgage-backed  securities  transactions  taken as a whole involving  the Master  Servicer  that are backed by the same types of assets as those  backing  the  certificates,  as well as similar reports on assessment of compliance  received from other parties  participating in the servicing  function as required by relevant  Commission  regulations,  as described in Item  1122(a) of  Regulation AB. The Master  Servicer shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each assessment  report  described  immediately  above, a report by a registered  public  accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection with the Form 10-K  Certification,  the Trustee shall provide the Master  Servicer with a back-up  certification substantially in the form attached hereto as Exhibit R-2.

(h)      This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

(i)      The Trustee shall make  available on the  Trustee's  internet  website each of the reports filed with the  Commission by or on behalf of the Depositor under the Exchange Act, upon delivery of such report to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer

(a)      Prior to the close of business on the  Business  Day next  succeeding  each  Determination  Date,  the Master  Servicer  shall furnish a written  statement  (which may be in a  mutually  agreeable  electronic  format) to  the  Trustee,  any Paying  Agent and the
Depositor (the information in such statement to be made available to  Certificateholders  by the Master Servicer on  request) (provided that the Master Servicer shall use its best efforts to deliver such written  statement not later than  12:00 P.M.  New York time on the second Business Day prior to the Distribution  Date) setting forth (i) the Available  Distribution  Amounts,  (ii) the amounts required to be withdrawn  from the Custodial  Account and deposited  into the  Certificate  Account on the  immediately  succeeding  Certificate
Account Deposit Date pursuant to clause (iii) of  Section 4.01(a),  (iii) the amount of Prepayment Interest  Shortfalls,  Class A Basis
Risk  Shortfall,  Class M Basis Risk  Shortfall,  Class B Basis Risk  Shortfall,  Class A Basis Risk Shortfall  Carry-Forward  Amounts,
Class M Basis Risk  Shortfall  Carry-Forward  Amounts,  and Class B Basis Risk  Shortfall  Carry-Forward  Amounts and (iv) any Net Swap
Payments paid by the Swap  Counterparty to the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, if any, for such  Distribution  Date. The  determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively  deemed to be correct for all purposes  hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)      On or before 2:00 P.M.  New York time on each Certificate  Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate  Account from its own funds,  or funds received  therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate amount equal to the sum of (A) the  aggregate  amount of Monthly  Payments  other than Balloon  Payments  (with each  interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage Rate),  less the amount of any related  Servicing  Modifications,  Debt
Service  Reductions  or  reductions  in the amount of interest  collectable  from the  Mortgagor  pursuant to the Relief Act or similar legislation  or regulations  then in effect,  on the  Outstanding  Mortgage Loans as of the related Due Date in the related Due Period, which  Monthly  Payments  were due during  the  related  Due Period and not  received  as of the close of  business  as of the  related
Determination  Date;  provided  that no Advance  shall be made if it would be a  Nonrecoverable  Advance and  (B) with  respect to each
Balloon Loan  delinquent  in respect of its Balloon  Payment as of the close of business on the related  Determination  Date, an amount equal to the assumed  Monthly  Payment  (with each  interest  portion  thereof  adjusted to a per annum rate equal to the Net  Mortgage
Rate) that  would have been due on the related Due Date based on the  original  amortization  schedule for such Balloon Loan until such
Balloon Loan is finally  liquidated,  over any payments of interest or principal (with each interest  portion  thereof  adjusted to per annum  rate  equal  to the Net  Mortgage  Rate) received  from  the  related  Mortgagor  as of the  close of  business  on the  related
Determination  Date and  allocable  to the Due Date during the related  Due Period for each month  until such  Balloon  Loan is finally liquidated,  (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate  Account all or a portion of the Amount Held for Future  Distribution  in discharge of any such Advance,  or (iii) make  advances in the form of any  combination of clauses (i) and  (ii) aggregating  the amount of such Advance.  Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate  Account on or before 11:00 A.M.  New York time on any future Certificate
Account  Deposit Date to the extent that funds  attributable  to the Mortgage  Loans that are  available in the  Custodial  Account for deposit  in the  Certificate  Account on such  Certificate  Account  Deposit  Date shall be less than  payments  to  Certificateholders required  to be made on the  following  Distribution  Date.  The  Master  Servicer  shall  be  entitled  to use any  Advance  made by a
Subservicer as described in  Section 3.07(b) that  has been deposited in the Custodial  Account on or before such  Distribution Date as part of the Advance made by the Master Servicer  pursuant to this  Section 4.04.  The  determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable  Advance, shall be evidenced by a certificate of a Servicing  Officer delivered to the Depositor and the Trustee.  In the event that the Master Servicer  determines as of the Business Day preceding any  Certificate  Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance required to be made for the immediately  succeeding  Distribution Date, it shall give notice to the Trustee of its inability to advance  (such notice may be given by telecopy),  not later than  3:00 P.M.,  New York  time, on such Business Day, specifying the portion of such amount that it will be unable to deposit.  Not later than  3:00 P.M.,  New York time, on the Certificate
Account  Deposit Date the Trustee  shall,  unless by 12:00 Noon,  New York  time,  on such day the Trustee  shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly  deposited in the Certificate  Account such portion of the amount of the Advance as to which the Master  Servicer  shall have given notice  pursuant to the  preceding  sentence,  pursuant to
Section 7.01,  (a) terminate  all of the rights and  obligations  of the  Master  Servicer  under this  Agreement  in  accordance  with
Section 7.01  and (b) assume the rights and obligations of the Master Servicer as successor  Master Servicer  hereunder,  including the obligation to deposit in the Certificate  Account an amount equal to the Advance for the immediately  succeeding  Distribution Date. In connection  with the preceding  sentence,  the Trustee shall deposit all funds it receives  pursuant to this  Section 4.04(b) into  the
Certificate Account.

Section 4.05.     Allocation of Realized Losses

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized  Losses,  if any, that resulted from any Cash Liquidation,  Servicing  Modifications,  Debt Service Reduction,  Deficient  Valuation or  REO Disposition  that occurred  during the related  Prepayment  Period or, in the case of a  Servicing  Modification  that  constitutes  a  reduction  of the interest  rate on a Mortgage  Loan,  the amount of the  reduction  in the interest  portion of the Monthly  Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)      All Realized Losses on the Mortgage Loans, on any Distribution Date, shall be allocated or covered as follows:

                  first, to Excess Cash Flow as provided in clause (b)(v) of the definition of "Principal Distribution Amount", to the extent of the Excess Cash Flow for such Distribution Date;

                  second, by any amounts available from the Swap Agreement for such Distribution Date pursuant to Section 4.09(c);

                  third, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

                  fourth, to the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  fifth, to the Class M 9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  sixth, to the Class M 8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  seventh, to the Class M 7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  eighth, to the Class M 6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  ninth, to the Class M 5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  tenth, to the Class M 4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  eleventh, to the Class M 3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  twelfth, to the Class M 2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  thirteenth, to the Class M 1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                  and

                  fourteenth, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates on a pro rata basis, until the
                  Certificate Principal Balances thereof have been reduced to zero.

(c)      All  allocations  of a Realized  Loss on a "pro rata  basis"  among two or more  specified  Classes of  Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect to distributions to be made on such  Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued  Certificate  Interest thereon payable on such Distribution Date in the case of an interest  portion of a Realized  Loss.  Any  allocation  of the  principal  portion of Realized  Losses (other than Debt
Service  Reductions) to  the Class A,  Class M or Class B  Certificates  shall be made by reducing the  Certificate  Principal  Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;  provided that no such  reduction  shall  reduce the  Certificate  Principal  Balance of the  Class A,  Class M  and the Class B  Certificates  below the aggregate  Stated  Principal  Balance of the Mortgage  Loans,  as applicable.  Allocations of the interest  portions of Realized Losses
(other than any interest  rate  reduction  resulting  from a Servicing  Modification) shall  be made by operation of the  definition of
"Accrued  Certificate  Interest"  and by operation of the  provisions  of  Section 4.02(c).  Allocations  of the interest  portion of a
Realized Loss resulting from an interest rate reduction in connection with a Servicing  Modification  shall be made by operation of the provisions  of  Section 4.02(c).  All Realized  Losses and all other  losses  allocated to a Class of  Certificates  hereunder  will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)      All Realized Losses on the Mortgage Loans shall be allocated on each  Distribution Date to the REMIC I Regular  Interests,  as
follows:  first, to Uncertificated  Accrued Interest payable to the REMIC I Regular Interests AA and ZZ up to an aggregate amount equal to the excess of (a) the REMIC I Interest Loss  Allocation  Amount over (b) Prepayment  Interest  Shortfalls (to the extent not covered by Eligible  Master  Servicing  Compensation)  relating to the Mortgage Loans for such  Distribution  Date,  98% and 2%,  respectively;
second,  to the  Uncertificated  Principal  Balances of the REMIC I Regular  Interests AA and ZZ up to an aggregate amount equal to the
REMIC I Principal Loss  Allocation  Amount,  98% and 2%,  respectively;  third,  to the  Uncertificated  Principal  Balances of REMIC I
Regular  Interests AA, 98%, B-1, 1% and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I Regular  Interest B-1 has been reduced to zero; fourth, to the  Uncertificated  Principal Balances of REMIC I Regular Interests AA, 98%, M-9, 1% and ZZ. 1%, until the
Uncertificated  Principal  Balance of REMIC I Regular  Interest M-9 has been reduced to zero;  fifth, to the  Uncertificated  Principal
Balances of REMIC I Regular  Interests  AA, 98%,  M-8, 1% and ZZ, 1%,  until the  Uncertificated  Principal  Balance of REMIC I Regular
Interest M-8 has been reduced to zero; sixth, to the  Uncertificated  Principal  Balances of REMIC I Regular Interests AA, 98%, M-7, 1%
and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I Regular  Interest M-7 has been  reduced to zero;  seventh,  to the
Uncertificated  Principal  Balances of REMIC I Regular  Interests  AA,  98%,  M-6, 1% and ZZ, 1%,  until the  Uncertificated  Principal
Balance of REMIC I Regular Interest M-6 has been reduced to zero; eighth, to the  Uncertificated  Principal Balances of REMIC I Regular
Interests AA, 98%, M-5, 1% and ZZ, 1%, until the  Uncertificated  Principal Balance of REMIC I Regular Interest M-5 has been reduced to zero;  ninth,  to the  Uncertificated  Principal  Balances  of REMIC I  Regular  Interests  AA,  98%,  M-4,  1% and ZZ,  1%,  until the
Uncertificated  Principal  Balance of REMIC I Regular  Interest M 4 has been reduced to zero;  tenth, to the  Uncertificated  Principal
Balances of REMIC I Regular  Interests  AA, 98%,  M-3, 1% and ZZ, 1%,  until the  Uncertificated  Principal  Balance of REMIC I Regular
Interest M-3 has been reduced to zero;  eleventh,  to the Uncertificated  Principal Balances of REMIC I Regular Interests AA, 98%, M-2,
1% and ZZ, 1%, until the  Uncertificated  Principal Balance of REMIC I Regular Interest M-2 has been reduced to zero;  twelfth,  to the
Uncertificated  Principal  Balances of REMIC I Regular  Interests  AA,  98%,  M-1, 1% and ZZ, 1%,  until the  Uncertificated  Principal
Balance of REMIC I Regular Interest M-1 has been reduced to zero; and thirteenth,  to the Uncertificated  Principal Balances of REMIC I
Regular Interests AA, 98% and ZZ, 1%, pro rata, based upon the  Uncertificated  Principal Balance of the REMIC I Regular Interests A-4,
A-3, A-2 and A-1 until the  Uncertificated  Principal  Balances of REMIC I Regular Interests A-4, A-3, A-2 and A-1 have been reduced to zero.

(e)      Realized  Losses  allocated to the Excess Cash Flow or the  Overcollateralization  Amount  pursuant to paragraphs  (a), (b) or
(c) of this Section, the definition of Accrued Certificate Interest and the operation of  Section 4.02(c) shall  be deemed allocated to the  Class SB  Certificates.  Realized  Losses  allocated  to the  Class SB  Certificates  shall,  to the extent such  Realized  Losses represent  Realized Losses on an interest  portion,  be allocated to the REMIC II Regular Interest SB-IO.  Realized Losses allocated to the Excess Cash Flow pursuant to paragraph (b) of this  Section shall be deemed to reduce Accrued  Certificate  Interest on the REMIC I
Regular  Interest  SB-IO.  Realized  Losses  allocated  to  the   Overcollateralization   Amount  pursuant  to  paragraph  (b) of  this
Section shall  be deemed first to reduce the principal  balance of the REMIC II  Regular  Interest SB-PO until such  principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC II Regular Interest SB-IO.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property

         The Master  Servicer or the  Subservicers  shall file  information  returns with  respect to the receipt of mortgage  interest received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged Property and the informational  returns relating to cancellation of indebtedness  income with respect to any Mortgaged  Property required by Sections 6050H, 6050J and 6050P of the Code,  respectively,  and deliver to the Trustee an Officers'  Certificate  on or before March 31 of each year,  beginning with the first March 31 that occurs at least six months after the Cut-Off  Date,  stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans

(a)      With respect to any Mortgage Loan which is delinquent in payment by 90 days or more,  the Master  Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase  Price  therefor;  provided,  that such Mortgage Loan that becomes 90 days or more  delinquent  during any given Calendar  Quarter shall only be eligible for purchase  pursuant to this Section during the period beginning on the first  Business  Day of the  following  Calendar  Quarter,  and ending at the close of business on the  second-to-last
Business Day of such following Calendar Quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised  shall not thereafter be reinstated as to any Mortgage Loan,  unless the  delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)      If at any time the Master  Servicer makes a payment to the Certificate  Account  covering the amount of the Purchase Price for such a Mortgage  Loan as provided in clause (a) above,  and the Master  Servicer  provides to the Trustee a  certification  signed by a
Servicing  Officer  stating  that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute the  assignment of such Mortgage  Loan at the request of the Master  Servicer  without  recourse to the Master  Servicer  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative thereto.  Such assignment shall be an assignment  outright and not for security.  The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto

Section 4.08.      [Reserved]

Section 4.09.     The Swap Agreement

(a)      On the  Closing  Date,  the  Supplemental  Interest  Trust  Trustee,  on  behalf of the  Supplemental  Interest  Trust,  shall
(i) establish  and  maintain  in its name,  in trust for the benefit of  Class A,  Class M,  Class B  and  Class SB  Certificates,  the
Supplemental Interest Trust Account and (ii) for the benefit of the Class A,  Class M,  Class B and Class SB  Certificates,  enter into the Swap Agreement.

(b)      The  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest Trust,  shall deposit in the Supplemental
Interest  Trust  Account all payments  that are payable to the  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental
Interest Trust,  under the Swap  Agreement.  Net Swap Payments and Swap  Termination  Payments  (other than Swap  Termination  Payments resulting from a Swap  Counterparty  Trigger Event) payable by the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental
Interest Trust, to the Swap Counterparty  pursuant to the Swap Agreement shall be excluded from the Available  Distribution  Amount and payable to the Swap Counterparty  prior to any distributions to the  Certificateholders.  On each Distribution  Date, such amounts will be remitted by the  Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, to the Supplemental  Interest
Trust Account for payment to the Swap  Counterparty,  first to make any Net Swap Payment owed to the Swap Counterparty  pursuant to the
Swap Agreement for such  Distribution  Date, and second to make any Swap Termination  Payment (not due to a Swap  Counterparty  Trigger
Event) owed to the Swap  Counterparty  pursuant to the Swap  Agreement for such  Distribution  Date.  For federal  income tax purposes, such amounts paid to the Supplemental  Interest Trust Account on each  Distribution Date shall first be deemed paid to the Supplemental
Interest  Trust  Account  in  respect of REMIC II Regular  Interest  SB-IO to the extent of the amount  distributable  on such REMIC II
Regular Interest SB-IO on such  Distribution  Date, and any remaining  amount shall be deemed paid to the  Supplemental  Interest Trust
Account from the Class IO  Distribution  Amount (as defined  below).  Any Swap  Termination  Payment  triggered by a Swap  Counterparty
Trigger Event owed to the Swap  Counterparty  pursuant to the Swap Agreement will be  subordinated to  distributions  to the Holders of the Class A, Class M and Class B Certificates and shall be paid as set forth under Section 4.02.

(c)      Net Swap Payments payable by the Swap Counterparty to the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental
Interest  Trust,  pursuant to the Swap  Agreement  will be deposited  by the  Supplemental  Interest  Trust  Trustee,  on behalf of the
Supplemental  Interest Trust,  into the Supplemental  Interest Trust Account.  On each Distribution  Date, to the extent required,  the
Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, shall withdraw such amounts from the Supplemental
Interest Trust Account to distribute to the Certificates in the following order of priority:

(i)      first, as part of the Principal  Distribution Amount to pay the holders of the Class A Certificates,  Class M Certificates and
         then to the Class B Certificates in reduction of their Certificate  Principal Balances,  the principal portion of any Realized
         Losses incurred on the Mortgage Loans for the preceding calendar month;

(ii)     second,  to pay any  Overcollateralization  Increase Amount, as part of the Principal  Distribution  Amount, to the holders of the Class A, Class M and Class B Certificates;

(iii)    third,  to pay the holders of Class A,  Class M and Class B  Certificates,  the amount of any Prepayment  Interest  Shortfalls allocated  thereto on such  Distribution  Date,  on a pro rata basis,  based on the amount of Prepayment  Interest  Shortfalls previously allocated thereto pursuant to Section 4.02(f) that remain  unreimbursed,  to the extent not covered by the Eligible
         Master Servicing Compensation on such Distribution Date;

(iv)     fourth, to pay to the holders of the Class A,  Class M and Class B Certificates,  any Prepayment Interest Shortfalls remaining unpaid from prior  Distribution  Dates  together  with interest  thereon at the  applicable  Pass-Through  Rate, on a pro rata basis, based on the amount of Prepayment Interest Shortfalls previously allocated thereto that remain unreimbursed;

(v)      fifth,  to pay the  holders of the Class A  Certificates,  on a pro rata  basis,  based on the amount of Basis Risk  Shortfall
         Carry  Forward-Amounts  previously  allocated  thereto remaining unpaid as of such Distribution Date the applicable Basis Risk
         Shortfall  Carry-Forward  Amounts, and then to the Class M Certificates,  in order of their payment priority,  and then to the
         Class B Certificates,  the amount of any Basis Risk Shortfall  Carry-Forward  Amounts remaining unpaid as of such Distribution
         Date;

(vi)     sixth,  to pay to the  holders of the  Class A,  Class M  and Class B  Certificates,  the amount of any Relief Act  Shortfalls allocated  thereto that remain  unreimbursed,  on a pro rata basis,  based on the amount of Relief Act  Shortfalls  previously allocated thereto;

(vii)    seventh,  to pay to the  holders of the Class A  Certificates,  on a pro rata basis,  based on the amount of  Realized  Losses previously  allocated  thereto  that  remain  unreimbursed,  and then to the Class M  Certificates  in their  order of payment priority,  and then to the Class B Certificates  the principal  portion of any Realized Losses  previously  allocated  thereto that remain unreimbursed; and

(viii)   eighth, to the Class SB Certificates.

On any  Distribution  Date, the amounts  described in 4.09(c)(i)  through  (c)(viii) above will be paid first from Excess Cash Flow for that  Distribution  Date and second from amounts  received by the  Supplemental  Interest Trust Trustee,  on behalf of the Supplemental
Interest Trust, under the Swap Agreement.

(d)      Subject to Sections 8.01 and 8.02 hereof,  the Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest
Trust,  agrees to comply  with the terms of the Swap  Agreement  and to  enforce  the terms and  provisions  thereof  against  the Swap
Counterparty  at the written  direction  of the Holders of Class A,  Class M and Class B  Certificates  entitled to at least 51% of the
Voting Rights of such Classes of  Certificates,  or if the Trustee does not receive such direction from such  Certificateholders,  then at the written direction of Residential Funding.

(e)      The  Supplemental  Interest  Trust Account  shall be an Eligible  Account.  Amounts held in the  Supplemental  Interest  Trust
Account  from time to time shall  continue  to  constitute  assets of the  Supplemental  Interest  Trust,  but not of any REMIC,  until released  from the  Supplemental  Interest  Trust  Account  pursuant to this Section  4.09.  The  Supplemental  Interest  Trust Account
constitutes an "outside reserve fund" within the meaning of Treasury  Regulation Section  1.860G-2(h) and is not an asset of any REMIC.
The Class SB  Certificateholders  shall be the owners of the  Supplemental  Interest Trust  Account.  The  Supplemental  Interest Trust
Trustee,  on behalf of the  Supplemental  Interest  Trust,  shall keep  records  that  accurately  reflect  the funds on deposit in the
Supplemental  Interest Trust Account. The Supplemental  Interest Trust Trustee, on behalf of the Supplemental Interest Trust, shall, at the direction of the Master Servicer,  invest amounts on deposit in the Supplemental  Interest Trust Account in Permitted  Investments.
In the absence of written direction to the Supplemental  Interest Trust Trustee, on behalf of the Supplemental  Interest Trust from the
Master Servicer, all funds in the Supplemental Interest Trust Account shall remain uninvested.

(f)      The Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest Trust, and the Master Servicer shall treat the holders of each Class of  Certificates  (other than the Class SB Certificates  and Class R  Certificates)  as having entered into a notional  principal  contract with the holders of the Class SB Certificates.  Pursuant to each such notional  principal  contract,  all holders of Certificates  (other than the Class SB Certificates  and Class R Certificates)  shall be treated as having agreed to pay, on each  Distribution  Date, to the holder of the Class SB Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such  Distribution  Date on the REMIC II Regular Interest  corresponding to such Class of Certificates  over (ii) the amount payable on such Class of  Certificates  on such  Distribution  Date (such  excess,  a "Class IO  Distribution  Amount").  In  addition, pursuant to such notional  principal  contract,  the holder of the Class SB  Certificates  shall be treated as having agreed to pay the related Basis Risk Shortfall  Carry-Forward  Amounts to the holders of the Certificates (other than the Class SB Certificates and Class
R  Certificates)  in accordance  with the terms of this  Agreement.  Any payments to the  Certificates  from amounts deemed received in respect of this notional  principal  contract shall not be payments with respect to a "regular  interest" in a REMIC within the meaning of Code  Section  860G(a)(1).  However,  any  payment  from  the  Certificates  (other  than  the  Class SB  Certificates  and  Class R
Certificates)  of a Class IO  Distribution  Amount  shall be treated for tax  purposes  as having been  received by the holders of such
Certificates in respect of the REMIC II Regular  Interest  corresponding  to such Class of Certificates and as having been paid by such holders to the Supplemental  Interest Trust Account pursuant to the notional  principal  contract.  Thus, each Certificate  (other than the Class R Certificates)  shall be treated as representing not only ownership of regular  interests in REMIC II, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(g)      In the event that the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest Trust,  receives a Swap
Termination  Payment,  and a successor swap counterparty cannot be obtained,  then such Swap Termination Payment will be deposited into the Supplemental  Interest Trust Account and the Supplemental  Interest Trust Trustee, on behalf of the Supplemental Interest Trust, on each subsequent  Distribution  Date (until the termination  date of the original Swap  Agreement),  will withdraw the amount of any Net
Swap Payment due to the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust  (calculated in accordance with the terms of the original Swap  Agreement),  and  administer  such Net Swap Payment in  accordance  with the order of priority for distribution  of Net Swap Payments by the  Supplemental  Interest Trust  Trustee,  on behalf of the  Supplemental  Interest  Trust,  as described in Section 4.09(c) hereof.

(h)      The Supplemental Interest Trust Account shall be terminated on the termination date of the Swap Agreement.

Section 4.10.     Posted Collateral Account.

(a)      On the Closing Date, the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, shall establish and maintain a Posted Collateral Account pursuant to the terms of the Swap Agreement.

(b)      The  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental  Interest  Trust,  shall  deposit  in the  Posted
Collateral  Account all collateral  posted by the Swap Counterparty  pursuant to Paragraph  13(g)(i) of the credit support annex to the
Swap Agreement and held by the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest Trust,  pursuant to the credit support annex to the Swap Agreement.  Assets  deposited into the Posted  Collateral  Account (i) shall not be commingled or used with any other asset held by the  Supplemental  Interest  Trust Trustee and (ii) shall not be transferred to any other person or entity except as may be provided in the Swap Agreement.

(c)      The Posted Collateral Account shall be an Eligible Account.

(d)      The Posted Collateral Account shall be terminated on the termination date of the Swap Agreement.

Section 4.11.     Premium Amounts.

(a)      With  respect  to  any  Mortgage  Loan  required  to  be  or  otherwise  purchased  on  any  date  pursuant  to  Section 2.04,
Residential Funding  shall pay,  concurrently  with the payment of the Purchase  Price with respect to such Mortgage Loan   pursuant to
Section 2.04,  the Premium  Amount with  respect to such  Mortgage  Loan  to the  Trustee.  The  Trustee  shall pay any Premium  Amount received with respect to any Mortgage Loan to the holders of the Class SB  Certificates on the Distribution  Date on which the Purchase
Price with respect to such Mortgage Loan (or REO Property) is  distributed to the  Certificateholders.  Any Premium Amounts held by the
Trustee shall  constitute  assets of the Trust Fund, but not of any REMIC,  until released to the holders of the Class SB  Certificates pursuant  to this  Section 4.11.  Premium  Amounts  held by the Trustee  constitute  an "outside  reserve  fund"  within the meaning of
Treasury  Regulation  Section 1.860G-2(h) and  are not an asset of any REMIC.  The Class SB  Certificateholders  shall be the owners of the Premium Amounts held by the Trustee.  The Trustee shall keep records that accurately  reflect Premium Amounts  received and held on deposit  pending  distribution  to the holders of the  Class SB  Certificates.  For federal  income tax  purposes,  the  obligation  of
Residential Funding  to pay Premium Amounts to the Trustee for the benefit of the holders of the Class SB  Certificates,  and the right of the Trustee to receive  Premium Amounts on behalf of the holders of the Class SB  Certificates  from  Residential Funding,  shall be treated as a notional  principal  contract  entered into  between  Residential Funding  and the holders of the  Class SB  Certificates.
Accordingly,  for federal income tax purposes,  Premium Amounts paid shall not be treated as a payment by any REMIC and Premium Amounts received shall not be treated as either  received by any REMIC or  received by any holder of Class SB  Certificates  in respect of such holder's REMIC Regular Interests.

(b)      The Trustee is hereby  directed to establish  and maintain a Premium  Account to hold all Premium  Amounts held by the Trustee pending distribution.  The Premium Amounts held within the Premium Account shall remain uninvested.

Section 4.12.     Tax Treatment of Swap Payments and Swap Termination Payments.

(a)      For federal  income tax  purposes,  each holder of a Class A,  Class M or Class B  Certificate  is deemed to own an  undivided beneficial  ownership  interest in a REMIC regular  interest and the right to receive  payments from the  Supplemental  Interest  Trust
Account in respect of the related Basis Risk Shortfall  Carry-Forward  Amount,  and the obligation to make payments to the Supplemental
Interest Trust Account.  For federal  income tax purposes,  the  Supplemental  Interest  Trust Trustee,  on behalf of the  Supplemental
Interest  Trust,  will account for payments to each Class A,  Class M and Class B  Certificates  as follows:  each Class A, Class M and
Class B Certificate  will be treated as receiving  their entire payment from REMIC II (regardless  of any Swap  Termination  Payment or obligation  under the Swap Agreement) and  subsequently  paying their portion of any Swap  Termination  Payment in respect of each such
Class'  obligation  under the Swap Agreement.  In the event that any such Class is  resecuritized  in a REMIC, the obligation under the
Swap Agreement to pay any such Swap  Termination  Payment (or any Net Swap  Payment),  will be made by one or more of the REMIC Regular
Interests  issued by the  resecuritization  REMIC  subsequent to such REMIC Regular  Interest  receiving its full payment from any such
Class A,  Class M  or  Class B  Certificate.  Resecuritization  of any  Class A,  Class M  or  Class B  Certificate  in a REMIC will be permissible only if the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust,  hereunder is the trustee in such  resecuritization.

(b)      The REMIC regular  interest  corresponding to a Class A,  Class M or Class B  Certificate will be entitled to receive interest and principal  payments at the times and in the amounts equal to those made on the  certificate  to which it  corresponds,  except that
(i) the maximum  interest rate of that REMIC regular  interest will equal the  applicable Net WAC Cap Rate computed for this purpose by limiting the base  calculation  amount of the Swap  Agreement to the Stated  Principal  Balance of the Mortgage Loans and (ii) any Swap
Termination  Payment  will be treated as being  payable  solely  from  Excess Cash Flow.  As a result of the  foregoing,  the amount of distributions and taxable income on the REMIC regular interest  corresponding to a Class A,  Class M or Class B  Certificate may exceed the actual amount of distributions on the Class A, Class M or Class B Certificate.

ARTICLE V
                                                           THE CERTIFICATES

Section 5.01.     The Certificates

(a)      The  Class A  Certificates  shall be  substantially  in the form set forth in  Exhibit  A, the Class M  Certificates  shall be substantially  in the form set forth in Exhibit B, the Class B Certificates  shall be  substantially in the forms set forth in Exhibits
C-1, C-2 or C-3, as set forth in Section 5.02(e) hereof,  the Class SB Certificates  shall be  substantially  in the forms set forth in
Exhibits D-1, D-2 or D-3, as set forth in Section 5.02(e) hereof and the Class R  Certificates  shall be substantially in the forms set forth in  Exhibits  E. The  Certificates  shall,  on  original  issue,  be executed  and  delivered  by the Trustee to the  Certificate
Registrar for  authentication  and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents  specified in  Section 2.01.  The Class A,  Class M-1S,  Class M-2S and Class M-3S  Certificates  shall be issuable in minimum  dollar  denominations  of $100,000 and integral  multiples  of $1 in excess  thereof.  The  Class M-4,  Class M-5,  Class M-6,
Class M-7,  Class M-8,  Class M-9 and Class B Certificates  shall be issuable in minimum dollar  denominations of $250,000 and integral multiples of $1 in excess thereof. The Class SB  Certificates shall be issuable in minimum  denominations of $100,000,000  representing a portion of the Notional Amount of the Class SB  Certificates  and integral  multiples of $1 in excess  thereof.  On the Closing Date, one Class B  Certificate  shall be  registered as a Temporary  Regulation S Global Class B  Certificate  with a  Certificate  Principal
Balance  of $0.00 and one Class B  Certificate  shall be  registered  as a Rule 144A  Global  Offered  Certificate  with a  Certificate
Principal  Balance of  $4,400,000.  On the Closing Date,  one Class SB  Certificate  shall be  registered  as a Temporary  Regulation S
Global  Offered  Certificate  with a Notional  Amount of $0.00 and one Class SB  Certificate  shall be registered as a Rule 144A Global
Offered  Certificate  with a  Notional  Amount of  $400,000,129.  Each  Class of Class R  Certificates  shall be issued in  registered, certificated  form in minimum  percentage  interests of 20.00% and integral  multiples of 0.01% in excess thereof;  provided,  however, that one  Class R  Certificate  of each  Class  will be  issuable  to the  REMIC Administrator  as "tax  matters  person"  pursuant  to
Section 10.01(c) in  a minimum  denomination  representing  a Percentage  Interest of not less than 0.01%.  The  Certificates  shall be executed by manual or  facsimile  signature  on behalf of an  authorized  officer of the  Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper  officers of the Trustee shall bind the Trustee,  notwithstanding that such individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Certificate or did not hold such offices at the date of such  Certificates.  No Certificate shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such Certificate a certificate of authentication  substantially in the form provided for herein executed by the Certificate  Registrar by manual  signature,  and such certificate upon any Certificate  shall be conclusive evidence, and the only evidence,  that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)      The Class A  Certificates,  Class M and Class B Certificates shall initially be issued as one or more Certificates  registered in the name of the Depository or its nominee and, except as provided below,  registration of such  Certificates  may not be transferred by the  Trustee  except to another  Depository  that  agrees to hold such  Certificates  for the  respective  Certificate  Owners  with
Ownership  Interests  therein.  The Certificate  Owners shall hold their  respective  Ownership  Interests in and to each such Class A,
Class M and Class B Certificate  through the  book-entry  facilities of the  Depository  and,  except as provided  below,  shall not be entitled to Definitive  Certificates in respect of such Ownership  Interests.  All transfers by Certificate  Owners of their respective
Ownership  Interests in the  Book-Entry  Certificates  shall be made in accordance  with the  procedures  established by the Depository
Participant or brokerage firm representing such Certificate Owner. Each Depository  Participant shall transfer the Ownership  Interests only in the  Book-Entry  Certificates  of  Certificate  Owners  it  represents  or of  brokerage  firms  for  which it acts as agent in accordance with the Depository's normal procedures.

         The  Trustee,  the Master  Servicer  and the  Depositor  may for all  purposes  (including  the making of payments  due on the respective  Classes of Book-Entry  Certificates) deal  with the Depository as the authorized  representative of the Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  for the purposes of exercising  the rights of  Certificateholders hereunder.  The rights of Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established  by law and  agreements  between  such  Certificate  Owners and the  Depository  Participants  and  brokerage  firms representing  such Certificate  Owners.  Multiple  requests and directions from, and votes of, the Depository as Holder of any Class of
Book-Entry  Certificates  with  respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with respect to different  Certificate  Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner materially  adversely  affected thereby may at its option request a Definitive  Certificate  evidencing such  Certificate  Owner's  Percentage  Interest in the related
Class of  Certificates.  In order to make such  request,  such  Certificate  Owner shall,  subject to the rules and  procedures  of the
Depository,  provide the  Depository or the related  Depository  Participant  with  directions for the Trustee to exchange or cause the exchange of the Certificate  Owner's interest in such Class of Certificates for an equivalent  Percentage  Interest in fully registered definitive  form.  Upon receipt by the Trustee of instruction  from the Depository  directing the Trustee to effect such exchange (such instructions to contain  information  regarding the Class of Certificates and the Certificate  Principal  Balance being exchanged,  the
Depository  Participant account to be debited with the decrease,  the registered holder of and delivery instructions for the Definitive
Certificates and any other  information  reasonably  required by the Trustee),  (i) the Trustee shall instruct the Depository to reduce the related Depository  Participant's account by the aggregate Certificate Principal Balance of the Definitive  Certificates,  (ii) the
Trustee shall  execute,  authenticate  and deliver,  in accordance  with the  registration  and delivery  instructions  provided by the
Depository,  a Definitive  Certificate  evidencing such  Certificate  Owner's  Percentage  Interest in such Class of  Certificates  and
(iii) the  Trustee shall execute and authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate
Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

         If  (i)(A) the  Depositor  advises  the  Trustee in  writing  that the  Depository  is no longer  willing or able to  properly discharge its  responsibilities  as Depository and (B) the  Depositor is unable to locate a qualified  successor or (ii) the  Depositor notifies  the  Depository  of its intent to  terminate  the  book-entry  system  and,  upon  receipt of notice of such  intent from the
Depository,  the  Depository  Participants  holding  beneficial  interest  in  the  Book-Entry  Certificates  agree  to  initiate  such termination,  the Trustee shall notify all Certificate Owners,  through the Depository,  of the occurrence of any such event and of the availability  of Definitive  Certificates  to Certificate  Owners  requesting the same. Upon surrender to the Trustee of the Book-Entry
Certificates  by the  Depository,  accompanied by  registration  instructions  from the Depository for  registration  of transfer,  the
Trustee shall issue the Definitive  Certificates.  Neither the Depositor,  the Master  Servicer nor the Trustee shall be liable for any actions taken by the  Depository or its nominee,  including,  without  limitation,  any delay in delivery of any  instruction  required under this  section  and may  conclusively  rely on, and shall be  protected  in relying on, such  instructions.  Upon the  issuance of
Definitive  Certificates,  the  Trustee  and the Master  Servicer  shall  recognize  the  Holders  of the  Definitive  Certificates  as
Certificateholders hereunder.

         No Ownership  Interest in a Temporary  Regulation  S Global  Offered  Certificate  or  Permanent  Regulation S Global  Offered
Certificate may at any time be transferred to a transferee that takes delivery in the form of a Definitive Certificate.

(c)      Each of the Certificates is intended to be a "security"  governed by Article 8 of the Uniform  Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02.     Registration of Transfer and Exchange of Certificates

(a)      The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee,  in  accordance  with the provisions of Section 8.12,  a Certificate Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially appointed  Certificate  Registrar for the purpose of registering  Certificates and transfers and exchanges of Certificates as herein  provided.  The  Certificate  Registrar,  or  the  Trustee,  shall  provide  the  Master  Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose  pursuant  to  Section 8.12  and,  in the case of any Class B,  Class SB  or  Class R  Certificate,  upon  satisfaction  of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in the name of the designated Transferee or Transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c)      At the option of the Certificateholders,  Certificates may be exchanged for other Certificates of authorized  denominations of a like Class and  aggregate  Percentage  Interest,  upon  surrender of the  Certificates  to be exchanged at any such office or agency.
Whenever any  Certificates are so surrendered for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver the Certificates of such Class which the  Certificateholder  making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate  Registrar) be  duly endorsed by, or be  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)      No  transfer,  sale,  pledge or other  disposition  of a Class B,  Class SB or Class R  Certificate  shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the  registration  requirements of the Securities Act of 1933, as amended
(the "Securities  Act"), and any applicable state securities laws or is made in accordance with said Act and laws.  Except as otherwise provided  in this  Section 5.02(d)  or in  Section  5.02(e)  hereof,  in the event that a transfer  of a Class B,  Class SB  or Class R
Certificate  is to be made,  (i) unless the Depositor  directs the Trustee  otherwise,  the Trustee shall require a written  Opinion of
Counsel  addressed to and acceptable to and in form and substance  satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption,  describing the applicable exemption and the basis therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which Opinion of Counsel shall not be an expense of the Trustee,  the Trust Fund,  the Depositor or the
Master Servicer,  and (ii) the Trustee shall require the Transferee to execute a  representation  letter,  substantially in the form of
Exhibit J  hereto,  and the Trustee  shall require the  transferor to execute a  representation  letter,  substantially  in the form of
Exhibit K  hereto,  each  acceptable to and in form and  substance  satisfactory  to the  Depositor  and the Trustee  certifying to the
Depositor and the Trustee the facts  surrounding such transfer,  which  representation  letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer.  In lieu of the requirements set forth in the preceding sentence,  transfers of a
Class B, Class SB or Class R Certificates may be made in accordance with this  Section 5.02(d) if  the prospective Transferee of such a
Certificate  provides the Trustee and the Master Servicer with an investment  letter  substantially  in the form of Exhibit O  attached hereto,  which investment letter shall not be an expense of the Trustee,  the Depositor,  or the Master Servicer,  and which investment letter states that, among other things,  such Transferee  (i) is a "qualified  institutional  buyer" as defined under Rule 144A, acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A, and (ii) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements  under the Securities Act provided by Rule 144A.
If any transfer of a Class B  Certificate  that is a Book-Entry  Certificate  is to be made to a transferee  in  book-entry  form,  the transferor  and the  transferee  will be deemed to have made each of the  respective  certifications  set forth in  Exhibit O as of the transfer  date,  in each case as if such Class B,  Certificate  were in  physical  form.  The Holder of a Class B,  Class SB or Class R
Certificate  desiring to effect any  transfer,  sale,  pledge or other  disposition  shall,  and does hereby  agree to,  indemnify  the
Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

(e)      Provisions Regarding Rule 144A and Regulation S Transfers.

(i)      Private Offered  Certificates  sold to "qualified  institutional  buyers" as defined in and in reliance on Rule 144A under the
         1933 Act shall be represented by one or more Rule 144A Global  Offered  Certificates.  Private  Offered  Certificates  sold in offshore  transactions  in reliance on  Regulation  S under the  Securities  Act shall be  represented  initially by Temporary
         Regulation S Global Offered Certificates.

(ii)     The Temporary  Regulation S Global Offered  Certificates shall be exchanged on the later of (a) 40 days after the later of the
         Closing Date (b) the date on which the requisite  certifications  are due to and provided to the Trustee (the later of clauses
         (a) and (b),  the  "Exchange  Date") for  Permanent  Regulation S Global  Offered  Certificates.  Regulation S Global  Offered
         Certificates  shall be issued in registered  form,  without  coupons,  and deposited upon the order of the Transferor with the
         Trustee  as  custodian  for and  registered  in the name of a nominee  of the  Depository  for  credit to the  account  of the depositaries for Euroclear and Clearstream.

(iii)    A  Certificate  Owner  holding an interest in a Temporary  Regulation S Global  Offered  Certificate  may receive  payments in respect of the Certificates on the Temporary  Regulation S Global Offered  Certificate  only after the delivery,  to Euroclear or Clearstream,  as the case may be, of a written certification  substantially in the form set forth in Exhibit W-1,  and upon delivery by Euroclear or  Clearstream,  as the case may be, to the Trustee and  Certificate  Registrar of a  certification  or certifications  substantially  in the form set forth in Exhibit W-2  (the "Clearing  System  Certificate").  The delivery by a
         Certificate  Owner of the  certification  referred to above shall  constitute  its  irrevocable  instruction  to  Euroclear or
         Clearstream,  as the case may be, to arrange for the exchange of the Certificate Owner's interest in the Temporary  Regulation
         S Global Offered  Certificate for a beneficial  interest in the Permanent  Regulation S Global Offered  Certificate  after the
         Exchange Date in accordance with paragraph (iv) below.

(iv)     After (i) the  Exchange  Date and (ii)  receipt  by the  Certificate  Registrar  of written  instructions  from  Euroclear  or
         Clearstream,  as the case may be, directing the Certificate  Registrar to credit or cause to be credited to either Euroclear's or  Clearstream's,  as the case may be,  Depository's  account a  beneficial  interest in the  Permanent  Regulation  S Global
         Offered  Certificate  in a principal  amount not greater than that of the  beneficial  interest in the Temporary  Regulation S
         Global Offered  Certificate,  the Certificate  Registrar  shall instruct the Depository to reduce the principal  amount of the
         Temporary  Regulation S Global  Offered  Certificate  and increase the principal  amount of the Permanent  Regulation S Global
         Offered  Certificate,  by the  principal  amount of the  beneficial  interest in the  Temporary  Regulation  S Global  Offered
         Certificate to be so transferred,  and to credit or cause to be credited to the account of Euroclear,  Clearstream or a Person who has an account  with the  Depository  as the case may be, a  beneficial  interest  in the  Permanent  Regulation  S Global
         Offered  Certificate  having a Certificate  Principal  Balance of the  Temporary  Regulation S Global Class B that was reduced upon the transfer.  Upon return of the entire  principal  amount of the Temporary  Regulation S Global Offered  Certificate to
         the Trustee in exchange for  beneficial  interests in the Permanent  Regulation S Global  Offered  Certificate,  Trustee shall cancel the Temporary Regulation S Global Offered Certificate by perforation and shall forthwith destroy it.

(v)      For transfer of an interest in a Permanent  Regulation S Global  Offered  Certificate  for an interest in the Rule 144A Global
         Offered  Certificate,  if  the  Certificateholder  of a  beneficial  interest  in a  Permanent  Regulation  S  Global  Offered
         Certificate  deposited  with the Depository  wishes at any time to exchange its interest in the Permanent  Regulation S Global
         Offered  Certificate,  or to transfer its interest in the Permanent  Regulation S Global  Offered  Certificate to a Person who
         wishes  to  take  delivery  thereof  in  the  form  of  an  interest  in  the  Rule  144A  Global  Offered  Certificate,   the
         Certificateholder  may,  subject to the rules and procedures of Euroclear or Clearstream and the  Depository,  as the case may be, give directions for the  Certificate  Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent  beneficial interest in the Rule 144A Global Offered  Certificate.  Upon receipt by the Certificate
         Registrar of instructions from Euroclear or Clearstream,  from the Depository or from the  Certificateholder,  as the case may be,  directing  the  Certificate  Registrar  to credit or cause to be credited a  beneficial  interest in the Rule 144A Global
         Offered  Certificate  equal to the  Percentage  Interest  in the  Permanent  Regulation  S Global  Offered  Certificate  to be
         exchanged or  transferred  (such  instructions  to contain  information  regarding the  Depository  Participant  account to be credited with the increase,  and, with respect to an exchange or transfer of an interest in the Permanent  Regulation S Global
         Offered  Certificate,  information  regarding  the  Depository  Participant  account to be  debited  with the  decrease),  the
         Certificate  Registrar  shall instruct the Depository to reduce the Permanent  Regulation S Global Offered  Certificate by the
         aggregate  principal  amount of the  beneficial  interest in the Permanent  Regulation S Global  Offered  Certificate to be so
         exchanged or transferred,  and the Certificate  Registrar shall instruct the Depository,  concurrently with the reduction,  to increase the principal amount of the Rule 144A Global Offered  Certificate by the aggregate  Certificate  Principal Balance of the beneficial  interest in the Permanent  Regulation S Global Offered  Certificate to be so exchanged or transferred,  and to credit or cause to be credited to the account of the Person  specified in the  instructions a beneficial  interest in the Rule
         144A Global Offered  Certificate  equal to the reduction in the Certificate  Principal  Balance of the Permanent  Regulation S
         Global Offered Certificate.

(vi)     For  transfers of an interest in the Rule 144A Global  Offered  Certificate  for an interest in a Regulation S Global  Offered
         Certificate,  if a Certificate Owner holding a beneficial  interest in the Rule 144A Global Offered  Certificate wishes at any time to exchange its interest in the Rule 144A Global  Offered  Certificate  for an interest in a Regulation S Global  Offered
         Certificate,  or to transfer its interest in the 144A Book-Entry  Certificate to a Person who wishes to take delivery  thereof in the form of an interest in the Regulation S Global Offered  Certificate,  the  Certificateholder  may, subject to the rules and  procedures  of the  Depository,  give  directions  for the  Certificate  Registrar  to exchange or cause the  exchange or transfer or cause the  transfer of the interest  for an  equivalent  beneficial  interest in the  Regulation S Global  Offered
         Certificate.  Upon  receipt by the  Certificate  Registrar  of  (A) instructions  given in  accordance  with the  Depository's procedures  from a  Depository  Participant  or from the  Certificateholder,  as the case may be,  directing  the  Certificate
         Registrar  to credit or cause to be credited a  beneficial  interest in the  Regulation  S Global  Offered  Certificate  in an
         amount equal to the beneficial  interest in the Rule 144A Global Offered  Certificate  to be exchanged or  transferred,  (B) a written  order given in  accordance  with the  Depository's  procedures  containing  information  regarding the account of the depositaries  for Euroclear or  Clearstream  or another  Depository  Participant,  as the case may be, to be credited with the increase  and the name of the  account and  (C) certificates  in the forms of  Exhibits X  and Y,  respectively,  given by the proposed  transferee and the Certificate  Owner of the interest,  the  Certificate  Registrar shall instruct the Depository to reduce the Rule 144A Global Offered  Certificate  by the aggregate  principal  amount of the  beneficial  interest in the Rule
         144A Global  Offered  Certificate  to be so  exchanged  or  transferred  and the  Certificate  Registrar  shall  instruct  the
         Depository,  concurrently with the reduction,  to increase the principal amount of the Regulation S Global Offered Certificate by the aggregate  Certificate  Principal Balance of the beneficial  interest in the Rule 144A Global Offered Certificate to be so  exchanged  or  transferred,  and to  credit  or cause  to be  credited  to the  account  of the  Person  specified  in the instructions a beneficial  interest in the Regulation S Global Offered  Certificate  equal to the reduction in the Certificate
         Principal Balance of the Rule 144A Global Offered Certificate.

(vii)    Notwithstanding any other provisions of this Section 5.02(e),  the Initial Purchaser may exchange beneficial  interests in the
         Temporary  Regulation S Global  Offered  Certificates  held by it for interests in the Rule 144A Global  Offered  Certificates only after delivery by the Initial  Purchaser of instructions  for the exchange  substantially  in the form of Exhibit Z. Upon receipt of the instructions  provided in the preceding  sentence,  the Certificate  Registrar shall instruct the Depository to reduce the principal amount of the Temporary  Regulation S Global Offered  Certificate to be so transferred and shall instruct the  Depository  to increase  the  principal  amount of the Rule 144A  Global  Offered  Certificate  and credit or cause to be credited to the account of the placement  agent a beneficial  interest in the Rule 144A Global  Offered  Certificate  having a principal  amount equal to the amount by which the principal amount of the Temporary  Regulation S Global Offered  Certificate
         was reduced upon the transfer pursuant to the instructions provided in the first sentence of this clause (vii).

(viii)   If a transfer  of a Class B  Certificate  or a Class SB  Certificate  which is a  Definitive  Certificate  is to be made,  the
         Trustee shall require a written  Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee and the Company that such  transfer may be made  pursuant to an  exemption,  describing  the  applicable  exemption  and the basis therefor,  from said Act and laws or is being made pursuant to the 1933 Act,  which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Company or the Master Servicer.

(ix)     The  Holder of a Class B  Certificate  or a Class SB  Certificate  desiring  to effect  any  transfer,  sale,  pledge or other disposition  shall,  and does hereby agree to,  indemnify the Trustee,  the Company,  the Master  Servicer and the Certificate
         Registrar  against any liability  that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with the provisions of this Agreement.

(f)      (i)      In the case of any Class B Certificate,  Class SB  Certificate or Class R  Certificate  presented for registration in the name of any Person,  either  (A) the  Trustee shall require an Opinion of Counsel  acceptable to and in form and substance satisfactory  to the Trustee,  the Depositor and the Master Servicer to the effect that the purchase and holding of such Class
         B, Class SB or Class R  Certificate  is  permissible  under  applicable  law, will not  constitute or result in any non-exempt prohibited  transaction  under  Section 406 of ERISA or Section 4975  of the Code (or comparable  provisions of any subsequent enactments),  and will not  subject  the  Trustee,  the  Depositor  or the Master  Servicer  to any  obligation  or  liability
         (including  obligations  or  liabilities  under ERISA or  Section 4975  of the Code) in  addition to those  undertaken in this
         Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer,  or (B) the
         prospective  Transferee  shall be required to provide the Trustee,  the Depositor and the Master Servicer with a certification to the effect set forth in  Exhibit Q-1  (with  respect to a Class B  Certificate,  Exhibit J and Exhibit O (with respect to a
         Class SB  Certificate) or in paragraph fifteen of Exhibit I-1 (with respect to a Class R  Certificate),  which the Trustee may rely upon  without  further  inquiry or  investigation,  or such other  certifications  as the Trustee may deem  desirable  or necessary in order to establish that such  Transferee or the Person in whose name such  registration  is requested  either (a)
         is not an employee  benefit plan or other plan subject to the prohibited  transaction  provisions of ERISA or  Section 4975 of the Code (each, a "Plan"), or any Person (including,  without limitation,  an insurance company investing its general account, an  investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the meaning of the
         U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan
         (each, a "Plan Investor") to  effect such acquisition or (b) in the case of any Class B Certificate,  the following conditions are  satisfied:  (i) such  Transferee  is an  insurance  company,  (ii) the  source  of funds  used to  purchase  or hold such
         Certificate  (or any interest  therein) is an  "insurance  company  general  account" (as defined in U.S.  Department of Labor
         Prohibited  Transaction  Class  Exemption  ("PTCE")  95-60,  and (iii) the  conditions set forth in Sections I and III of PTCE
         95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

(ii)     As of any  date  prior  to the  termination  of the Swap  Agreement,  any  Transferee  of a Class A  Certificate  or a Class M
         Certificate  will be deemed to have  represented  by virtue of its purchase and holding of such  Certificate  (or any interest therein) that either (a) such Transferee is not a Plan or a Plan Investor or (b) its  acquisition of such  Certificate and the right to receive  (and its receipt of) payments  from the  Supplemental  Interest  Trust are  eligible  for  exemptive  relief available under at least one of PTCE 84-14,  PTCE 90-1, PTCE 91-38,  PTCE 95-60 or PTCE 96-23 or other  applicable  exemption, including Section 408(b)(17) of ERISA.

(iii)    As of any date after the termination of the Swap  Agreement,  any Transferee of a Class A Certificate or a Class M Certificate
         will be deemed to have  represented by virtue of its purchase or holding of such  Certificate  (or any interest  therein) that either (a) such Transferee is not a Plan or a Plan Investor,  (b) it has acquired and is holding such  Certificate in reliance on U.S.  Department of Labor  Prohibited  Transaction  Exemption  ("PTE") 94-29,  59 Fed. Reg. 14674 (March 29, 1994), as most recently  amended by PTE 2002-41,  67 Fed. Reg. 54487 (August 22, 2002) (the "RFC  Exemption"),  and that it understands  that there are certain  conditions to the  availability of the RFC Exemption  including that such Certificate must be rated, at the time of  purchase,  not lower than  "BBB-" (or its  equivalent)  by Standard & Poor's or Moody's or (c) such  Transferee  is a
         Complying Insurance Company.

(iv)     If any Class A Certificate  or Class M Certificate  (or any interest  therein) is acquired or held by any Person that does not satisfy the conditions  described in paragraphs  (ii) and (iii) above,  then the last preceding  Transferee that either (x) is not a Plan or a Plan Investor,  (y) after the termination of the Swap Agreement,  acquired such Certificate in compliance with the RFC Exemption or (z) is a Complying  Insurance  Company shall be restored,  to the extent  permitted by law, to all rights and  obligations  as  Certificate  Owner thereof  retroactive  to the date of such Transfer of such  Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(v)      Any  purported  Certificate  Owner whose  acquisition  or holding of any Class A Certificate  or Class M  Certificate  (or any
         interest  therein) was effected in violation of the  restrictions  in this Section  5.02(f) shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master Servicer,  any  Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(g)      (i)      Each  Person  who has or who  acquires  any  Ownership  Interest  in a  Class R  Certificate  shall be  deemed by the acceptance or  acquisition of such Ownership  Interest to have agreed to be bound by the following  provisions and to have  irrevocably authorized  the Trustee or its  designee  under  clause (iii)(A) below  to deliver  payments to a Person  other than such Person and to negotiate the terms of any mandatory sale under  clause (iii)(B) below  and to execute all  instruments of transfer and to do all other things  necessary  in  connection  with any such  sale.  The  rights of each  Person  acquiring  any  Ownership  Interest  in a Class R
Certificate are expressly subject to the following provisions:

(A)      Each Person holding or acquiring any Ownership  Interest in a Class R  Certificate  shall be a Permitted  Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)      In  connection  with any proposed  Transfer of any  Ownership  Interest in a Class R  Certificate,  the Trustee  shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

(I)      an affidavit and agreement (a "Transfer  Affidavit  and  Agreement,"  in the form  attached  hereto as  Exhibit I-1) from  the proposed  Transferee,  in  form  and  substance  satisfactory  to  the  Master  Servicer,  representing  and warranting,  among other things, that it is a Permitted  Transferee,  that it is not acquiring its Ownership
                           Interest in the Class R  Certificate that is the subject of the proposed  Transfer as a nominee,  trustee or agent for any  Person  who is not a  Permitted  Transferee,  that for so long as it  retains  its  Ownership
                           Interest  in a Class R  Certificate,  it will  endeavor to remain a  Permitted  Transferee,  and that it has reviewed the provisions of this Section 5.02(g) and agrees to be bound by them, and

(II)     a certificate,  in the form attached hereto as Exhibit I-2,  from the Holder wishing to transfer the Class R  Certificate,  in form and substance  satisfactory to the Master Servicer,  representing  and warranting,  among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)      Notwithstanding  the delivery of a Transfer  Affidavit and Agreement by a proposed  Transferee  under  clause (B) above,  if a
                  Responsible  Officer of the  Trustee  who is  assigned  to this  Agreement  has actual  knowledge  that the  proposed
                  Transferee  is not a Permitted  Transferee,  no Transfer of an Ownership  Interest in a Class R  Certificate  to such proposed Transferee shall be effected.

(D)      Each Person  holding or acquiring  any  Ownership  Interest in a Class R  Certificate  shall agree  (x) to  require a Transfer
                  Affidavit and Agreement  from any other Person to whom such Person  attempts to transfer its Ownership  Interest in a
                  Class R  Certificate  and (y) not to transfer its Ownership  Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

(E)      Each Person holding or acquiring an Ownership Interest in a Class R  Certificate,  by purchasing an Ownership Interest in such
                  Certificate,  agrees to give the  Trustee  written  notice that it is a  "pass-through  interest  holder"  within the meaning of  Temporary  Treasury  Regulations  Section 1.67-3T(a)(2)(i)(A) immediately  upon  acquiring  an  Ownership
                  Interest in a Class R  Certificate,  if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)     The Trustee shall register the Transfer of any Class R  Certificate only if it shall have received the Transfer  Affidavit and
         Agreement,  a certificate of the Holder  requesting  such transfer in the form attached  hereto as Exhibit I-2 and all of such other documents as shall have been reasonably  required by the Trustee as a condition to such  registration.  Transfers of the
         Class R  Certificates to Non-United States  Persons and Disqualified  Organizations (as defined in  Section 860E(e)(5) of  the
         Code) are prohibited.

(A)      If any  Disqualified  Organization  shall  become a holder  of a  Class R  Certificate,  then  the  last  preceding  Permitted
                  Transferee  shall be  restored,  to the extent  permitted  by law, to all rights and  obligations  as Holder  thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a Non-United States  Person shall become a holder of a Class R Certificate,  then the last preceding  United States Person shall be restored,  to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration of such Transfer of such Class R  Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions  of  Treasury  Regulations  Section 1.860E-1  or  Section 1.860G-3,  then  the  last  preceding  Permitted
                  Transferee  shall be  restored,  to the extent  permitted  by law, to all rights and  obligations  as Holder  thereof retroactive to the date of registration of such Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration of Transfer of a Class R  Certificate  that is in fact not permitted by this  Section 5.02(g) or  for making any payments  due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)      If any  purported  Transferee  shall  become a Holder  of a Class R  Certificate  in  violation  of the  restrictions  in this
                  Section 5.02(g) and  to the extent  that the  retroactive  restoration  of the  rights of the Holder of such  Class R
                  Certificate  as  described  in  clause (ii)(A) above  shall be  invalid,  illegal or  unenforceable,  then the Master
                  Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate,  to sell such Class R  Certificate  to a purchaser  selected by the Master  Servicer on such terms as the Master  Servicer may choose. Such purported  Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master
                  Servicer.  The proceeds of such sale, net of the  commissions  (which may include  commissions  payable to the Master
                  Servicer  or its  Affiliates),  expenses  and taxes due,  if any,  will be  remitted  by the Master  Servicer to such purported  Transferee.  The terms and  conditions of any sale under this  clause (iii)(B) shall  be determined in the sole  discretion  of the  Master  Servicer,  and the  Master  Servicer  shall not be liable to any  Person  having an
                  Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iii)    The Master Servicer,  on behalf of the Trustee,  shall make available,  upon written request from the Trustee, all information necessary to compute any tax imposed

(A)      as a  result  of the  Transfer  of an  Ownership  Interest  in a  Class R  Certificate  to any  Person  who is a  Disqualified
                  Organization,  including the information  regarding "excess inclusions" of such Class R  Certificates  required to be provided  to the  Internal  Revenue  Service and  certain  Persons as  described  in  Treasury  Regulations  Sections
                  1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B)      as a result of any regulated investment company, real estate investment trust, common trust fund,  partnership,  trust, estate or  organization  described in  Section 1381  of the Code that holds an Ownership  Interest in a Class R  Certificate having  as  among  its  record  holders  at any  time  any  Person  who is a  Disqualified  Organization.  Reasonable
                  compensation for providing such information may be required by the Master Servicer from such Person.

(iv)     The provisions of this Section 5.02(g) set  forth prior to this clause (iv) may be modified, added to or eliminated,  provided that there shall have been delivered to the Trustee the following:

(A)      Written  notification  from each  Rating  Agency to the effect  that the  modification,  addition  to or  elimination  of such provisions  will not cause  such  Rating  Agency to  downgrade  its  then-current  ratings,  if any,  of the  Class A
                  Certificates  and Class M  Certificates  below the lower of the  then-current  rating or the rating  assigned to such
                  Certificates as of the Closing Date by such Rating Agency; and

(B)      a  certificate  of the Master  Servicer  stating  that the Master  Servicer  has  received an Opinion of Counsel,  in form and substance  satisfactory to the Master Servicer, to the effect that such modification,  addition to or absence of such provisions  will not cause any  REMIC created  hereunder  to cease to qualify as a REMIC and  will not cause  (x) any
                  REMIC created  hereunder to be subject to an entity-level tax caused by the Transfer of any Class R  Certificate to a
                  Person  that is a  Disqualified  Organization  or (y) a  Certificateholder  or  another  Person  to be  subject  to a
                  REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(h)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the Trustee may require payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of Certificates.

(i)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates
         If (i) any mutilated  Certificate is surrendered to the Certificate  Registrar,  or the Trustee and the Certificate  Registrar
receive  evidence to their  satisfaction  of the  destruction,  loss or theft of any  Certificate,  and  (ii) there is delivered to the
Trustee and the  Certificate  Registrar such security or indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the Trustee or the  Certificate  Registrar that such  Certificate  has been acquired by a bona fide purchaser, the Trustee  shall  execute and the  Certificate  Registrar  shall  authenticate  and  deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new Certificate under this Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge  that may be imposed in relation  thereto and any other  expenses
(including the fees and expenses of the Trustee and the Certificate  Registrar) connected  therewith.  Any duplicate Certificate issued pursuant to this Section shall  constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners

         Prior to due presentation of a Certificate for  registration of transfer,  the Depositor,  the Master  Servicer,  the Trustee,
the Certificate Registrar and any agent of the Depositor,  the Master Servicer,  the Trustee or the Certificate Registrar may treat the
Person in whose name any  Certificate  is  registered  as the owner of such  Certificate  for the  purpose of  receiving  distributions pursuant  to  Section 4.02  and  for all  other  purposes  whatsoever,  except  as and to the  extent  provided  in the  definition  of
"Certificateholder"  and neither the  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar nor any agent of the
Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  shall be affected  by notice to the  contrary  except as provided in Section 5.02(g).

Section 5.05.     Appointment of Paying Agent

         The  Trustee  may  appoint  a Paying  Agent  for the  purpose  of  making  distributions  to  Certificateholders  pursuant  to
Section 4.02.  In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall  deposit or cause to be  deposited  with the Paying Agent a sum  sufficient  to make the  payments to  Certificateholders  in the amounts  and in the manner  provided  for in  Section 4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The
Trustee  shall cause each Paying Agent to execute and deliver to the Trustee an  instrument in which such Paying Agent shall agree with the Trustee  that such Paying  Agent will hold all sums held by it for the  payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto  until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying
Agent shall be held only in Eligible  Accounts to the extent such sums are not  distributed  to the  Certificateholders  on the date of receipt by such Paying Agent.

ARTICLE VI
                                                 THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer

         The  Depositor and the Master  Servicer  shall each be liable in  accordance  herewith  only to the extent of the  obligations specifically and respectively  imposed upon and undertaken by the Depositor and the Master Servicer herein.  By way of illustration and not  limitation,  the  Depositor is not liable for the  servicing  and  administration  of the Mortgage  Loans,  nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder that it may, but is not obligated to, assume unless it elects to assume such  obligation in accordance herewith.

Section 6.02.     Merger or Consolidation  of the Depositor or the Master  Servicer;  Assignment of Rights and Delegation of Duties by
                           Master Servicer

(a)      The Depositor and the Master  Servicer  shall each keep in full effect its  existence,  rights and franchises as a corporation under the laws of the state of its  incorporation,  and will each obtain and  preserve  its  qualification  to do business as a foreign corporation in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)      Any Person into which the Depositor or the Master Servicer may be merged or  consolidated,  or any corporation  resulting from any merger or  consolidation  to which the Depositor or the Master Servicer shall be a party, or any Person  succeeding to the business of the  Depositor  or the  Master  Servicer,  shall be the  successor  of the  Depositor  or the Master  Servicer,  as the case may be, hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding;  provided,  however, that the successor or surviving Person to the Master Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's  ratings,  if any, of the Class A  Certificates and Class M  Certificates in effect  immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)      Notwithstanding  anything else in this  Section 6.02  and  Section 6.04  to the contrary,  the Master  Servicer may assign its rights and delegate its duties and obligations  under this Agreement;  provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory  to the Trustee and the  Depositor,  is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and  substance  reasonably  satisfactory  to the Depositor  and the Trustee,  which  contains an assumption by such
Person of the due and punctual  performance  and  observance  of each  covenant and condition to be performed or observed by the Master
Servicer under this Agreement;  provided  further that each Rating Agency's rating of the Classes of Certificates  that have been rated in effect  immediately  prior to such  assignment  and  delegation  will not be  qualified,  reduced or  withdrawn  as a result of such assignment  and delegation (as evidenced by a letter to such effect from each Rating  Agency).  In the case of any such  assignment and delegation,  the Master  Servicer shall be released from its obligations  under this  Agreement,  except that the Master Servicer shall remain liable for all  liabilities  and  obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the conditions to such assignment and delegation set forth in the next preceding  sentence.  This Section 6.02 shall not apply to any sale, transfer, pledge or assignment by Residential Funding of the Call Rights.

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others

         None of the  Depositor,  the Master  Servicer or any of the directors,  officers,  employees or agents of the Depositor or the
Master  Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that this provision shall not protect the  Depositor,  the Master  Servicer or any such Person  against any breach of  warranties or  representations  made herein or any  liability  which would  otherwise  be imposed by reason of willful  misfeasance,  bad faith or gross  negligence  in the performance of duties or by reason of reckless  disregard of obligations and duties hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the  Depositor or the Master  Servicer may rely in good faith on any document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters  arising  hereunder.  The  Depositor,  the Master
Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer shall be indemnified by the Trust Fund and held harmless  against any loss,  liability or expense  incurred in connection  with any legal action relating to this Agreement or the  Certificates,  other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss,  liability  or expense  shall be  otherwise  reimbursable  pursuant to this  Agreement) and  any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless  disregard of obligations  and duties  hereunder.  Neither the Depositor nor the Master Servicer shall be under any obligation to appear in,  prosecute or defend any legal or  administrative  action,  proceeding,  hearing or examination that is not incidental to its  respective  duties under this  Agreement and which in its opinion may involve it in any expense or liability;  provided,  however, that the Depositor or the Master Servicer may in its discretion undertake any such action,  proceeding,  hearing or examination that it may deem  necessary or desirable in respect to this  Agreement and the rights and duties of the parties hereto and the interests of the
Certificateholders  hereunder. In such event, the legal expenses and costs of such action,  proceeding,  hearing or examination and any liability  resulting  therefrom  shall be expenses,  costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer
shall be entitled to be reimbursed  therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by  Section 3.10  and, on the  Distribution  Date(s) following  such  reimbursement,  the aggregate of such expenses and costs shall be  allocated  in  reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Depositor and Master Servicer Not to Resign

         Subject to the  provisions of  Section 6.02,  neither the Depositor nor the Master  Servicer  shall resign from its respective obligations  and duties  hereby  imposed on it except upon  determination  that its duties  hereunder are no longer  permissible  under applicable  law. Any such  determination  permitting the  resignation of the Depositor or the Master  Servicer shall be evidenced by an
Opinion of Counsel (at the expense of the resigning  party) to such effect delivered to the Trustee.  No such resignation by the Master
Servicer shall become  effective until the Trustee or a successor  servicer shall have assumed the Master  Servicer's  responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII
                                                                DEFAULT

Section 7.01.     Events of Default

         Event of Default,  wherever used herein,  means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)      the  Master  Servicer  shall fail to  distribute  or cause to be  distributed  to  Holders  of  Certificates  of any Class any distribution  required to be made under the terms of the  Certificates  of such Class and this  Agreement and, in either case, such failure  shall  continue  unremedied  for a period of 5 days after the date upon which  written  notice of such  failure, requiring  such failure to be  remedied,  shall have been given to the Master  Servicer by the Trustee or the  Depositor or to
         the Master  Servicer,  the  Depositor  and the  Trustee by the Holders of  Certificates  of such Class  evidencing  Percentage
         Interests aggregating not less than 25%; or

(ii)     the Master  Servicer shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates of any Class or in this Agreement and such failure shall continue unremedied  for a period of 30 days  (except  that such number of days shall be 15 in the case of a failure to pay the premium for any  Required  Insurance  Policy) after  the  date on which  written  notice  of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer  by the  Trustee or the  Depositor,  or to the Master  Servicer,  the
         Depositor and the Trustee by the Holders of  Certificates  of any Class  evidencing,  as to such Class,  Percentage  Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an involuntary  case under any present or future  federal or state  bankruptcy,  insolvency or similar law or appointing a conservator  or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar proceedings,  or for the  winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall  consent to the  appointment  of a  conservator  or  receiver  or  liquidator  in any  insolvency, readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)      the Master  Servicer  shall admit in writing its  inability to pay its debts  generally as they become due, file a petition to take  advantage  of, or  commence a voluntary  case under,  any  applicable  insolvency  or  reorganization  statute,  make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)     the Master  Servicer  shall notify the Trustee  pursuant to  Section 4.04(b) that  it is unable to deposit in the  Certificate
         Account an amount equal to the Advance.

         If an Event of Default described in clauses  (i)-(v) of this  Section shall  occur,  then, and in each and every such case, so long as such Event of Default  shall not have been  remedied,  either the Depositor or the Trustee shall at the direction of Holders of
Certificates  entitled to at least 51% of the Voting  Rights,  by notice in writing to the Master  Servicer  (and to the  Depositor  if given by the Trustee or to the Trustee if given by the  Depositor),  terminate all of the rights and obligations of the Master Servicer under  this  Agreement  and in and to the  Mortgage  Loans and the  proceeds  thereof,  other  than its  rights as a  Certificateholder hereunder;  provided,  however, that a successor to the Master Servicer is appointed pursuant to Section 7.02 and such successor Master
Servicer shall have accepted the duties of Master  Servicer  effective  upon the  resignation  of the Master  Servicer.  If an Event of
Default  described  in  clause (vi) hereof  shall  occur,  the  Trustee  shall,  by notice to the Master  Servicer  and the  Depositor, immediately  terminate all of the rights and  obligations of the Master  Servicer under this Agreement and in and to the Mortgage Loans and the  proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written notice,  all authority and power of the Master  Servicer under this Agreement,  whether with respect to the  Certificates  (other than as a Holder  thereof) or the Mortgage Loans or otherwise,  shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's  designee  appointed  pursuant to  Section 7.02;  and,  without  limitation,  the
Trustee  is hereby  authorized  and  empowered  to execute  and  deliver,  on behalf of the Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or  assignment  of the Mortgage
Loans and related  documents,  or otherwise.  The Master  Servicer agrees to cooperate with the Trustee in effecting the termination of the Master  Servicer's  responsibilities  and rights  hereunder,  including,  without  limitation,  the  transfer to the Trustee or its designee for  administration  by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate
Account or thereafter be received with respect to the Mortgage  Loans.  No such  termination  shall release the Master Servicer for any liability  that  it  would  otherwise  have  hereunder  for  any act or  omission  prior  to the  effective  time of such  termination.
Notwithstanding  any  termination of the activities of Residential  Funding in its capacity as Master Servicer  hereunder,  Residential
Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment on a Mortgage Loan which was due prior to the notice  terminating  Residential  Funding's  rights and obligations as Master Servicer  hereunder and received after such notice,  that portion to which  Residential  Funding  would have been  entitled  pursuant  to Sections  3.10(a)(ii),  (vi) and  (vii) as  well as its
Servicing Fee in respect thereof,  and any other amounts payable to Residential  Funding hereunder the entitlement to which arose prior to the  termination  of its  activities  hereunder.  Upon the  termination  of  Residential  Funding as Master  Servicer  hereunder the
Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

(a)      On and after the time the Master Servicer  receives a notice of termination  pursuant to Section 7.01 or resigns in accordance with  Section 6.04,  the Trustee or, upon notice to the Depositor and with the  Depositor's  consent  (which shall not be  unreasonably withheld) a  designee (which meets the standards set forth below) of the Trustee,  shall be the successor in all respects to the Master
Servicer in its capacity as servicer  under this Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities relating thereto placed on the Master Servicer (except for the  responsibilities, duties and liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related Subservicers as set forth in such
Sections,  and its  obligations to deposit  amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial  Account or the  Certificate  Account  pursuant to Sections  3.07(c) and  4.01(c) by the terms and provisions hereof);  provided,  however,  that any failure to perform such duties or  responsibilities  caused by the preceding Master  Servicer's failure to provide  information  required by  Section 4.04  shall not be  considered  a default by the Trustee  hereunder  as successor
Master  Servicer.  As compensation  therefor,  the Trustee as successor  Master Servicer shall be entitled to all funds relating to the
Mortgage Loans which the Master  Servicer  would have been entitled to charge to the Custodial  Account or the  Certificate  Account if
the Master  Servicer had continued to act hereunder  and, in addition,  shall be entitled to the income from any Permitted  Investments made with amounts  attributable  to the Mortgage Loans held in the Custodial  Account or the  Certificate  Account.  If the Trustee has
become the successor to the Master Servicer in accordance with  Section 6.04  or  Section 7.01,  then  notwithstanding  the above,  the
Trustee  may,  if it shall be  unwilling  to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of  competent jurisdiction  to appoint,  any established  housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved mortgage  servicing  institution,  having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the  assumption  of all or any  part  of the  responsibilities,  duties  or  liabilities  of the  Master  Servicer  hereunder.  Pending appointment of a successor to the Master Servicer  hereunder,  the Trustee shall become  successor to the Master Servicer and shall act in such capacity as hereinabove  provided.  In connection with such appointment and assumption,  the Trustee may make such arrangements for the  compensation  of such  successor out of payments on Mortgage Loans as it and such successor  shall agree;  provided,  however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder.  The Depositor,  the Trustee, the
Custodian and such  successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor Master Servicer  appointed  pursuant to this Section 7.02 will be lowered with respect to those  Mortgage  Loans,  if any,  where the  Subservicing  Fee  accrues at a rate of less than 0.50% per annum in the event that the successor  Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related  Subservicing  Fee to a rate of 0.50% per annum in order to hire a  Subservicer  with  respect to such  Mortgage  Loans.  The Master  Servicer  shall pay the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(b)      In connection  with the  termination  or  resignation  of the Master  Servicer  hereunder,  either  (i) the  successor  Master
Servicer,  including  the Trustee if the Trustee is acting as  successor  Master  Servicer,  shall  represent  and warrant that it is a member  of MERS in good  standing  and shall  agree to  comply in all  material  respects  with the  rules  and  procedures  of MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor  Master  Servicer as necessary under MERS' rules and  regulations,  or (ii) the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in recordable  form to transfer the  Mortgage  from MERS to the Trustee and to execute  and deliver  such other  notices,  documents  and other  instruments  as may be necessary or  desirable  to effect a transfer of such  Mortgage  Loan or  servicing  of such  Mortgage  Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master  Servicer shall file or cause to be filed any such assignment in the appropriate recording  office.  The  predecessor  Master  Servicer  shall bear any and all fees of MERS,  costs of  preparing  any  assignments  of
Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subsection  (b). The Successor
Master  Servicer  shall cause such  assignment  to be delivered to the Trustee or the  Custodian  promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders

(a)      Upon any such termination or appointment of a successor to the Master  Servicer,  the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b)      Within  60 days  after the  occurrence  of any  Event of  Default,  the  Trustee  shall  transmit  by mail to all  Holders  of
Certificates  notice of each such Event of Default  hereunder known to the Trustee,  unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.     Waiver of Events of Default

         The  Holders  representing  at least 66% of the  Voting  Rights of  Certificates  affected  by a default  or Event of  Default hereunder may waive any default or Event of Default;  provided,  however,  that (a) a  default or Event of Default under  clause (i) of
Section 7.01  may be waived only by all of the Holders of  Certificates  affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).
Upon any such  waiver of a default or Event of  Default by the  Holders  representing  the  requisite  percentage  of Voting  Rights of
Certificates  affected by such default or Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been remedied for every purpose  hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII
                                                        CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee

(a)      The  Trustee,  prior to the  occurrence  of an Event of Default  and after the curing of all Events of Default  which may have occurred,  undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of
Default has occurred  (which has not been cured or waived),  the Trustee  shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)      The Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other instruments  furnished to the Trustee which are  specifically  required to be furnished  pursuant to any  provision of this  Agreement, shall  examine  them to  determine  whether  they  conform  to the  requirements  of this  Agreement.  The  Trustee  shall  notify  the
Certificateholders  of any such documents which do not materially  conform to the  requirements of this Agreement in the event that the
Trustee,  after so requesting,  does not receive  satisfactorily  corrected documents in a timely fashion. The Trustee shall forward or cause to be  forwarded in a timely  fashion the notices,  reports and  statements  required to be forwarded by the Trustee  pursuant to
Sections 4.03,  7.03, and 10.01.  The Trustee shall furnish in a timely fashion to the Master  Servicer such  information as the Master
Servicer may reasonably  request from time to time for the Master  Servicer to fulfill its duties as set forth in this  Agreement.  The
Trustee  covenants  and agrees  that it shall  perform  its  obligations  hereunder  in a manner so as to  maintain  the status of each
REMIC created  hereunder as a REMIC under  the  REMIC Provisions  (subject to  Section 10.01(f)) and  to prevent the  imposition of any federal, state or local income,  prohibited  transaction (except as provided in Section 2.04 herein),  contribution or other tax on the
Trust Fund to the extent that  maintaining  such status and avoiding  such taxes are  reasonably  within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)      No provision of this  Agreement  shall be construed to relieve the Trustee from  liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this Agreement, the Trustee shall not be liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants  or  obligations  shall be read into this  Agreement  against the Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the  correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the Trustee by the
         Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)     The  Trustee  shall  not be  personally  liable  for an error of  judgment  made in good  faith by a  Responsible  Officer  or
         Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining  the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of the  Certificateholders  holding  Certificates which evidence,  Percentage Interests aggregating  not less than 25% of the affected  Classes as to the time,  method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee shall not be charged with knowledge of any default (other than a default in payment to the  Trustee) specified  in clauses  (i) and  (ii) of  Section 7.01  or an Event of Default under clauses (iii),  (iv) and  (v) of  Section 7.01  unless a
         Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains  actual  knowledge of such failure or event or the Trustee  receives  written  notice of such  failure or event at its  Corporate  Trust  Office from the
         Master Servicer, the Depositor or any Certificateholder; and

(v)      Except to the extent  provided in  Section 7.02,  no provision in this  Agreement  shall require the Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or otherwise incur any personal financial liability in the  performance  of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its rights or powers,  if the
         Trustee  shall have  reasonable  grounds for  believing  that  repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall timely pay,  from its own funds,  the amount of any and all federal,  state and local taxes  imposed on the
Trust Fund or its assets or  transactions  including,  without  limitation,  (A) "prohibited  transaction"  penalty taxes as defined in
Section 860F  of the Code,  if,  when and as the same shall be due and  payable,  (B) any tax on  contributions  to a  REMIC after  the
Closing  Date  imposed  by  Section 860G(d) of  the Code and  (C) any  tax on "net  income  from  foreclosure  property"  as defined in
Section 860G(c) of  the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee may rely and shall be protected in acting or refraining  from acting upon any resolution,  Officers'  Certificate, certificate of auditors or any other certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document  believed by it to be genuine and to have been signed or  presented  by the proper party or parties;

(ii)     The Trustee may consult with counsel and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action  taken or suffered  or omitted by it  hereunder  in good faith and in  accordance  with such  Opinion of
         Counsel;

(iii)    The Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  shall be under no  obligation to exercise any of the trusts or powers vested in it by this  Agreement or to institute,  conduct or defend any  litigation  hereunder or in relation hereto at the request,  order or direction of any of the  Certificateholders,  pursuant to the provisions of this Agreement or the Swap  Agreement,  unless such  Certificateholders  shall have  offered to the  Trustee  reasonable  security or  indemnity against the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;  nothing  contained  herein  shall, however,  relieve the Trustee of the  obligation,  upon the occurrence of an Event of Default  (which has not been cured),  to exercise such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)     The Trustee  shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      Prior to the  occurrence  of an Event of  Default  hereunder  and after the  curing of all  Events of  Default  which may have occurred,  the  Trustee  shall not be bound to make any  investigation  into the facts or  matters  stated in any  resolution, certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent,  order, approval,  bond or other paper or document,  unless  requested in writing to do so by the Holders of  Certificates  of any Class  evidencing,  as to such Class,
         Percentage  Interests,  aggregating not less than 50%; provided,  however, that if the payment within a reasonable time to the
         Trustee of the costs,  expenses or  liabilities  likely to be incurred  by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require  reasonable  indemnity  against  such  expense or  liability  as a  condition  to so  proceeding.  The reasonable  expense  of every  such  examination  shall be paid by the  Master  Servicer,  if an Event of  Default  shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)     The Trustee  may  execute any of the trusts or powers  hereunder  or perform  any duties  hereunder  either  directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)    To the extent  authorized  under the Code and the regulations  promulgated  thereunder,  each Holder of a Class R  Certificate hereby  irrevocably  appoints and  authorizes the Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns required  to be filed on behalf of the Trust  Fund.  The  Trustee  shall sign on behalf of the Trust  Fund and  deliver to the
         Master  Servicer  in a timely  manner any Tax  Returns  prepared  by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following  the issuance of the  Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any contribution of assets to the Trust Fund unless subject to  Section 10.01(f)) it  shall have obtained or been furnished with an Opinion of Counsel to the effect that such  contribution  will not (i) cause any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or  (ii) cause  the Trust  Fund to be  subject  to any  federal  tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans

         The recitals  contained  herein and in the  Certificates  (other than the  execution of the  Certificates  and relating to the acceptance  and receipt of the Mortgage  Loans) shall  be taken as the  statements of the Depositor or the Master  Servicer as the case may be, and the Trustee assumes no responsibility  for their  correctness.  The Trustee makes no  representations as to the validity or sufficiency  of this  Agreement  or of the  Certificates  (except  that  the  Certificates  shall  be duly  and  validly  executed  and authenticated by it as Certificate  Registrar) or of any Mortgage Loan or related document,  or of MERS or the MERS(R)System.  Except as otherwise  provided herein,  the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the  Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the Depositor or the Master  Servicer in respect of the  Mortgage  Loans or  deposited in or withdrawn  from the  Custodial  Account or the  Certificate
Account by the Depositor or the Master Servicer.

Section 8.04.     Trustee May Own Certificates

         The Trustee in its  individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification

(a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be  entitled  to,  reasonable  compensation  (which  shall not be  limited by any  provision  of law in regard to the compensation  of a trustee of an express  trust) for  all  services  rendered  by each of them in the  execution  of the trusts  hereby created and in the exercise  and  performance  of any of the powers and duties  hereunder  of the Trustee and any  co-trustee,  and the
Master  Servicer shall pay or reimburse the Trustee and any  co-trustee  upon request for all reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee or any co-trustee in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ,  and the expenses  incurred  by the  Trustee  or any  co-trustee  in  connection  with the  appointment  of an  office  or  agency  pursuant  to
Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master  Servicer agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense  incurred  without  negligence or willful  misconduct on its part,  arising out of, or in connection  with,  the acceptance and administration  of the Trust Fund,  including  its  obligation  to execute  the DTC Letter in its  individual  capacity,  the costs and expenses  (including  reasonable  legal fees and  expenses) of  defending  itself against any claim in connection  with the exercise or performance  of any of its powers or duties under this Agreement and the Master  Servicer  further agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense arising out of, or in connection  with, the provisions set forth in the  second  paragraph  of  Section 2.01(a) hereof,  including,  without  limitation,  all  costs,  liabilities  and  expenses
(including reasonable legal fees and expenses) of  investigating and defending itself against any claim, action or proceeding,  pending or threatened, relating to the provisions of such paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof  promptly after the
         Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the Master  Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer  shall not be liable for settlement of any claim by the Trustee  entered into without the prior consent of the Master  Servicer  which consent shall not be  unreasonably withheld.  No  termination  of this  Agreement  shall affect the  obligations  created by this  Section 8.05(b) of  the Master
         Servicer to indemnify the Trustee under the  conditions  and to the extent set forth herein.  Notwithstanding  the  foregoing, the  indemnification  provided by the Master  Servicer in this  Section 8.05(b) shall  not pertain to any loss,  liability  or expense of the Trustee,  including the costs and expenses of defending  itself against any claim,  incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee

         The Trustee  hereunder  shall at all times be a national  banking  association or a New York  banking  corporation  having its principal  office in a state and city  acceptable to the Depositor and organized and doing business under the laws of such state or the
United States of America,  authorized under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least  $50,000,000 and subject to supervision or examination by federal or state  authority.  If such  corporation or national  banking association  publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee

(a)      The Trustee may at any time resign and be discharged  from the trusts hereby  created by giving  written notice thereof to the
Depositor and the Master  Servicer.  Upon  receiving  such notice of  resignation,  the Depositor  shall  promptly  appoint a successor trustee by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor  trustee.  If no successor  trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation  then the resigning  Trustee may petition any court of competent  jurisdiction for the appointment of a successor trustee.

(b)      If at any time the Trustee shall cease to be eligible in accordance  with the  provisions  of  Section 8.06  and shall fail to resign after written request  therefor by the Depositor,  or if at any time the Trustee shall become  incapable of acting,  or shall be adjudged  bankrupt or insolvent,  or a receiver of the Trustee or of its property shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  then the  Depositor  may remove  the  Trustee  and  appoint a  successor  trustee by written  instrument,  in  duplicate,  one copy of which instrument  shall be  delivered to the Trustee so removed and one copy to the  successor  trustee.  In addition,  in the event that the
Depositor  determines  that the Trustee has failed  (i) to  distribute  or cause to be  distributed  to  Certificateholders  any amount required to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent  (other than the Master  Servicer or the  Depositor) for  distribution or (ii) to otherwise  observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue unremedied for a period of 5 days (in respect of  clause (i) above) or  30 days
(in respect of  clause (ii) above,  other than any failure to comply with the  provisions  of  Article XII,  in which case no notice or grace period shall be applicable) after  the date on which written notice of such failure,  requiring that the same be remedied,  shall have been given to the Trustee by the Depositor,  then the Depositor may remove the Trustee and appoint a successor  trustee by written instrument  delivered as provided in the preceding sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the Depositor  shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each
Rating Agency written  confirmation  that the appointment of any such successor trustee will not result in the reduction of the ratings on any Class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time remove the Trustee and appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such  Holders or their  attorneys-in-fact  duly authorized,  one complete set of which instruments shall be delivered to the Depositor,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the provisions of this
Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee

(a)      Any successor trustee appointed as provided in this Section 8.08  shall execute,  acknowledge and deliver to the Depositor and to its  predecessor  trustee an instrument  accepting  such  appointment  hereunder,  and thereupon the  resignation  or removal of the predecessor  trustee shall become effective and such successor trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor hereunder,  with the like effect as if  originally  named as trustee  herein.  The  predecessor  trustee shall deliver to the successor trustee all Mortgage Files and related  documents and statements  held by it hereunder  (other than any Mortgage Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor,  the Master  Servicer and the
predecessor  trustee shall execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)      No successor  trustee shall accept  appointment  as provided in this Section  unless (a) at the time of such  acceptance  such successor  trustee shall be eligible under the provisions of Section 8.06 and (b) such  appointment of such successor  trustee will not result in the  reduction  of the ratings on any class of the  Certificates  below the  then-current  ratings on such  Certificates,  as evidenced by a letter from each Rating Agency to such effect.

(c)      Upon  acceptance of appointment  by a successor  trustee as provided in this Section,  the Depositor  shall mail notice of the succession of such trustee  hereunder to all Holders of Certificates at their  addresses as shown in the Certificate  Register.  If the
Depositor  fails to mail such notice within 10 days after  acceptance of appointment by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.     Merger or Consolidation of Trustee

         Any  corporation  or national  banking  association  into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking  association  resulting from any merger,  conversion or consolidation to which the
Trustee shall be a party, or any corporation or national banking  association  succeeding to the business of the Trustee,  shall be the successor of the Trustee  hereunder,  provided such corporation or national banking  association shall be eligible under the provisions of  Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation  to the  Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee

(a)      Notwithstanding  any other  provisions  hereof,  at any time,  for the  purpose  of  meeting  any  legal  requirements  of any jurisdiction  in which any part of the Trust Fund or property  securing  the same may at the time be located,  the Master  Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trustee to act as co-trustee or co-trustees,  jointly with the Trustee, or separate trustee or separate trustees,  of all or any part of the Trust Fund,  and to vest in such Person or Persons,  in such  capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10,  such powers, duties, obligations,  rights and trusts as the Master Servicer and the Trustee may consider  necessary or desirable.  If the Master Servicer shall not have joined in such appointment  within 15 days after the  receipt by it of a request so to do, or in case an Event of Default  shall have  occurred  and be  continuing,  the  Trustee alone shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of eligibility as a successor  trustee under  Section 8.06  hereunder and no notice to Holders of  Certificates  of the  appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any appointment of a co-trustee or separate trustee pursuant to this  Section 8.10 all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee  shall be conferred or imposed upon and  exercised or performed by the Trustee, and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer  hereunder),  the Trustee shall be incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion thereof in any such  jurisdiction) shall  be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee  shall be deemed to have been given to each of the then  separate trustees and co-trustees,  as effectively as if given to each of them.  Every instrument  appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this  Article VIII.  Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any separate trustee or co-trustee may, at any time,  constitute the Trustee, its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its estates, properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the appointment of a new or successor trustee.

Section 8.11.     Appointment of the Custodian.

         The Trustee  may,  with the  consent of the Master  Servicer  and the  Depositor,  or shall,  at the  direction  of the Master
Servicer and the  Depositor,  appoint  custodians  who are not  Affiliates  of the  Depositor  or the Master  Servicer to hold all or a portion of the Custodial  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The Trustee is hereby  directed to enter into a Custodial  Agreement with Wells Fargo Bank,  N.A.  Subject to Article VIII, the Trustee agrees to comply with the terms of each  Custodial  Agreement  with respect to the Custodial  Files and to enforce the terms and  provisions  thereof  against the related custodian for the benefit of the  Certificateholders.  Each  custodian  shall be a depository  institution  subject to  supervision  by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction in which it holds any Custodial File. Each Custodial  Agreement with respect to the Custodial Files may be amended only as provided in Section 11.01.  The Trustee shall notify the  Certificateholders  of the  appointment of any custodian  (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency

         The Trustee will maintain an office or agency in the City of St. Paul,  Minnesota  where  Certificates  may be surrendered for registration  of transfer or exchange.  The Trustee  initially  designates  its offices  located at the Corporate  Trust Office for the purpose of keeping the Certificate  Register.  The Trustee will maintain an office at the address stated in Section 11.05  hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust
Fund and in its individual capacity as agent thereunder.

Section 8.14.     Swap Agreement

         The Supplemental  Interest Trust Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the Swap
Agreement on behalf of the Supplemental  Interest Trust.  The Supplemental  Interest Trust Trustee shall be afforded all the rights and protections provided to the Trustee as described in this Article VIII.

ARTICLE IX
                                                              TERMINATION

Section 9.01.     Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans

(a)      Subject to  Section 9.02,  the respective  obligations  and  responsibilities  of the Depositor,  the Master  Servicer and the
Trustee  created hereby in respect of the  Certificates  (other than the  obligation of the Trustee to make certain  payments after the
Final  Distribution  Date to  Certificateholders  and the  obligation  of the  Depositor to send  certain  notices as  hereinafter  set forth) shall  terminate  upon the last  action  required  to be taken by the Trustee on the Final  Distribution  Date  pursuant to this
Article IX following the earlier of:

(i)      the later of the final  payment  or other  liquidation  (or any  Advance  with  respect  thereto) of  the last  Mortgage  Loan remaining in the Trust Fund or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     the  purchase  by the Master  Servicer  or the Holder of the Class SB  Certificates  of all  Mortgage  Loans and all  property acquired  in respect of any  Mortgage  Loan  remaining  in the Trust Fund,  at a price  equal to 100% of the unpaid  principal balance  of each  Mortgage  Loan (or,  if less than such  unpaid  principal  balance,  the fair  market  value of the  related underlying  property of such  Mortgage  Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid principal  balance) (net of unreimbursed  Advances attributable to principal) on the day of  repurchase,  plus unpaid accrued  interest  thereon at the Mortgage Rate (or Modified Net Mortgage Rate in the case of any
         Modified  Mortgage  Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including,  the first day of the  month in which  such  repurchase  price is  distributed  plus any Swap  Termination  Payment  payable  to the Swap
         Counterparty  then remaining unpaid or which is due to the exercise of such option,  plus the amount of any accrued and unpaid
         Servicing  Fees,  unreimbursed  advances and  Servicing  Advances,  in each case  through the date of such  option;  provided, however,  that in no event shall the trust created  hereby  continue  beyond the earlier of (i) the  Maturity Date or (ii) the expiration of 21 years from the death of the last survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the  United States to the Court of St. James,  living on the date hereof;  and provided  further,  that the purchase price set forth above shall be increased as is  necessary,  as  determined  by the Master  Servicer,  to avoid  disqualification  of any
         REMIC created  hereunder as a REMIC. The purchase price paid by the Master Servicer or the Holder of the Class SB Certificates
         shall also  include any amounts owed by the Master  Servicer  pursuant to the last  paragraph  of Section 4 of the  Assignment
         Agreement in respect of any liability,  penalty or expense that resulted from a breach of the  representation and warranty set forth in clause (bb) of such Section, that remain unpaid on the date of such purchase.

         The right of the Master  Servicer or the Holder of the Class SB  Certificates,  as  applicable,  to purchase all the assets of the Trust Fund  relating to the  Mortgage  Loans,  pursuant to  clause (ii) above  is  conditioned  upon (1) the date of such  purchase occurring on or after the Optional  Termination  Date and (2) (a) with respect to the first  possible  Optional  Termination  Date, the
Master Servicer will have the sole option to exercise such right, (b) with respect to the second possible  Optional  Termination  Date,
(a) if the Master  Servicer has not exercised such right on the first possible  Optional  Termination  Date and the Holder of the Class
SB  Certificates  has executed a  confidentiality  agreement  acceptable in form and substance to the Master  Servicer and the Company, then the Holder of the Class SB  Certificate  shall have the sole option to exercise  such right and (c) with  respect to any  Optional
Termination Date thereafter,  (1) if the Holder of the Class SB Certificates has not executed a  confidentiality  agreement  acceptable in form and substance to the Master  Servicer and the Company,  the Master  Servicer  shall have the sole option to exercise such right or (2) if the Holder of the Class SB  Certificates  has executed a  confidentiality  agreement  acceptable in form and substance to the
Master  Servicer and the Company,  then the Master  Servicer  will have the option to exercise  such right if it notifies the Holder of the Class SB  Certificates  of its intent to do so at least three (3) Business Days prior to the date upon which the Master Servicer is obligated to give notice to the Trustee pursuant to Section 9.01(b) below,  and if no such notice is timely  provided,  then the Holder of the Class SB  Certificates  shall  have the option to  exercise  such right with  respect to such  Optional  Termination  Date if it notifies  the Master  Servicer of its intent to do so at least two (2) Business  Days prior to the date upon which the Master  Servicer is obligated to give notice to the Trustee  pursuant to Section  9.02(b)  below.  If such right is exercised by the Master  Servicer or the  Holder  of the  Class SB  Certificates,  the  Master  Servicer  shall be  entitled  to  reimbursement  for the full  amount of any unreimbursed  Advances  theretofore  made by it with  respect to the  Mortgage  Loans being  purchased,  pursuant to  Section 3.10.  In addition,  the Master  Servicer  shall  provide to the  Trustee the  certification  required  by  Section 3.15  and the Trustee and the
Custodian  shall,  promptly  following  payment of the  purchase  price,  release to the Master  Servicer or the Holder of the Class SB
Certificates the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition,  on any  Distribution  Date on or after the Optional  Termination  Date, the Master Servicer or the Holder of the
Class SB  Certificates  shall have the right,  at its option or at the option of its  designee,  respectively,  to purchase  all of the
Certificates  in  whole,  but not in  part,  at a price  equal  to the  aggregate  outstanding  Certificate  Principal  Balance  of the
Certificates,  plus one month's Accrued Certificate Interest on the Certificates,  any previously unpaid Accrued Certificate  Interest, and any unpaid  Prepayment  Interest  Shortfalls  previously  allocated  thereto;  provided that (a) with respect to the first possible
Optional  Termination  Date,  the Master  Servicer  will have the sole option to exercise  such right,  (b) with  respect to the second possible  Optional  Termination  Date,  (a) if the  Master  Servicer  has not  exercised  such  right on the  first  possible  Optional
Termination  Date and the  Holder  of the Class SB  Certificates  has  executed  a  confidentiality  agreement  acceptable  in form and substance to the Master  Servicer and the Company,  then the Holder of the Class SB Certificate  shall have the sole option to exercise such right and (c) with respect to any Optional  Termination  Date  thereafter,  (1) if the Holder of the Class SB Certificates has not
executed a  confidentiality  agreement  acceptable in form and substance to the Master  Servicer and the Company,  the Master  Servicer
shall have the sole option to exercise  such right or (2) if the Holder of the Class SB  Certificates  has  executed a  confidentiality agreement  acceptable in form and substance to the Master  Servicer and the Company,  then the Master  Servicer will have the option to exercise  such right if it notifies the Holder of the Class SB  Certificates  of its intent to do so at least three (3)  Business  Days prior to the date upon which the Master Servicer is obligated to give notice to the Trustee  pursuant to Section 9.01(b) below,  and if no such notice is timely  provided,  then the Holder of the Class SB  Certificates  shall have the option to  exercise  such right with respect to such  Optional  Termination  Date if it notifies the Master  Servicer of its intent to do so at least two (2) Business  Days prior to the date upon which the Master Servicer is obligated to give notice to the Trustee pursuant to Section 9.02(b) below.

(b)      The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the  Distribution  Date on which the Master
Servicer  anticipates  that the final  distribution  will be made to  Certificateholders  (whether  as a result of the  exercise by the
Master  Servicer  or the Holder of the Class SB  Certificates  of its right to  purchase  the  assets of the Trust Fund or  otherwise).
Notice of any  termination,  specifying  the  anticipated  Final  Distribution  Date (which  shall be a date that would  otherwise be a
Distribution  Date) upon  which the  Certificateholders  may  surrender  their  Certificates  to the  Trustee  for payment of the final distribution  and  cancellation,  shall be given promptly by the Master  Servicer (if the Master Servicer or the Holder of the Class SB
Certificates  is exercising  its right to purchase the assets of the Trust Fund),  or by the Trustee (in any other  case) by  letter to
Certificateholders  mailed not earlier than the 15th day and not later than the 25th day of the month next  preceding the month of such final distribution specifying:

(i)      the  anticipated  Final  Distribution  Date upon  which  final  payment of the  Certificates  is  anticipated  to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)     the amount of any such final payment, if known, and

(iii)    that the Record Date otherwise  applicable to such  Distribution  Date is not  applicable,  and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

         If the Master  Servicer or the Trustee is  obligated to give notice to  Certificateholders  as  aforesaid,  it shall give such notice to the Certificate  Registrar at the time such notice is given to  Certificateholders.  In the event such notice is given by the
Master  Servicer,  the Master  Servicer or the Holder of the Class SB  Certificates  shall deposit in the Custodial  Account before the
Final  Distribution  Date in  immediately  available  funds an amount  equal to the  purchase  price for the  assets of the Trust  Fund computed as above  provided.  The Master  Servicer shall provide to the Trustee  written  notification of any change to the anticipated
Final  Distribution Date as soon as practicable.  If the Trust Fund is not terminated on the anticipated Final  Distribution  Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)      Upon  presentation  and  surrender  of the Class A  Certificates,  Class M  Certificates,  Class B  Certificates  and Class SB
Certificates  by the  Certificateholders  thereof,  the Trustee and the  Supplemental  Interest  Trust Trustee,  as  applicable,  shall distribute to such  Certificateholders  (A) the amount otherwise distributable on such Distribution Date, if not in connection with the
Master Servicer's  election to repurchase the Mortgage Loans or the outstanding Class A  Certificates,  Class M  Certificates,  Class B
Certificates  and Class SB  Certificates,  or (B) if the Master Servicer elected to so repurchase the Mortgage Loans or the outstanding
Class A  Certificates,  Class M  Certificates,  Class B  Certificates  and  Class SB  Certificates,  an amount  equal to the price paid pursuant to Section 9.01(a) as follows:

(i)      first, payment of any accrued and unpaid Servicing Fees,  unreimbursed  advances and Servicing Advances,  in each case through the date of such option, to the Master Servicer

(ii)     second, with respect to the Class A  Certificates,  pari passu, the outstanding  Certificate  Principal Balance thereof,  plus
         Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously  unpaid Accrued  Certificate
         Interest,

(iii)    third,  with respect to the Class M-1S  Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus Accrued
         Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(iv)     fourth,  with respect to the Class M-2S  Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued
         Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(v)      fifth,  with respect to the Class M-3S  Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus Accrued
         Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(vi)     sixth,  with respect to the Class M-4  Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued
         Certificate Interest,

(vii)    seventh,  with respect to the Class M-5  Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued
         Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(viii)   eighth,  with respect to the Class M-6  Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus Accrued
         Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(ix)     ninth,  with respect to the Class M-7  Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued
         Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(x)      tenth,  with respect to the Class M-8  Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued
         Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(xi)     eleventh,  with respect to the Class M-9  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued
         Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(xii)    twelfth,  with respect to the Class B Certificates,  the  outstanding  Certificate  Principal  Balance  thereof,  plus Accrued
         Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(xiii)   thirteenth,  to the Class A Certificates and Class M Certificates,  the amount of any Prepayment Interest Shortfalls allocated thereto for such  Distribution  Date or remaining  unpaid from prior  Distribution  Dates and accrued  interest thereon at the applicable  Pass  Through  Rate,  on a pro rata basis  based on  Prepayment  Interest  Shortfalls  allocated  thereto for such
         Distribution Date or remaining unpaid from prior Distribution Dates,

(xiv)    fourteenth,  to the Swap  Counterparty  (without  duplication  of  amounts  payable to the Swap  Counterparty  on such date in accordance with Section 4.02) any Swap  Termination  Payment payable to the Swap  Counterparty  then remaining unpaid or which is due to the exercise of any early termination of the Trust Fund pursuant to this Section 9.01, and

(xv)     fifteenth, to the Class SB Certificates.

(d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final payment and  cancellation on or before the Final  Distribution  Date,  the Trustee shall on such date cause all funds in the  Certificate  Account not  distributed  in final  distribution to  Certificateholders  to be withdrawn  therefrom and credited to the remaining  Certificateholders  by depositing such funds in a separate  escrow account for the benefit of such  Certificateholders,  and the Master  Servicer (if the Master Servicer
or the  Holder of the Class SB  Certificates  exercised  its right to  purchase  the  Mortgage  Loans),  or the  Trustee  (in any other case) shall  give a second written notice to the remaining  Certificateholders  to surrender their  Certificates  for  cancellation and receive the final  distribution with respect thereto.  If within six months after the second notice any Certificate shall not have been surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master Servicer to contact the remaining
Certificateholders  concerning  surrender  of their  Certificates.  The costs and  expenses of  maintaining  the Escrow  Account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the Escrow  Account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered  for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders  thereof and the Master Servicer shall  thereafter  hold such amounts until  distributed to such holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the Escrow  Account or by the Master
Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

(e)      All rights of the Master  Servicer or the Holder of the Class SB  Certificates to purchase the assets of the Trust Fund, or to purchase  specified classes of Certificates,  as set forth in  Section 9.01(a) are  referred to in this Agreement as the "Call Rights".
Notwithstanding  any other provision of this Agreement,  the Master Servicer or the Holder of the Class SB Certificates  shall have the right to sell,  transfer,  pledge or  otherwise  assign the Call Rights at any time to any Person.  Upon  written  notice by the Master
Servicer or the Holder of the Class SB  Certificates  to the Trustee and the Master  Servicer of any such assignment of the Call Rights to any assignee,  the Trustee and the Master  Servicer  shall be obligated to recognize such assignee as the holder of the Call Rights.
Such entity,  if not the Master Servicer or the Holder of the Class SB Certificates or an affiliate,  shall be deemed to represent,  at the time of such sale,  transfer,  pledge or other  assignment,  that one of the  following  will be, and at the time the Call Right is exercised  is, true and correct:  (i) the  exercise of such Call Right shall not result in a non-exempt  prohibited  transaction  under
Section 406 of ERISA or Section  4975 of the Code  (including  by reason of  U.S. Department  of Labor  ("DOL") Prohibited  Transaction
Class Exemption  ("PTCE") 75-1  (Part I), 84-14,  90-1,  91-38,  95-60 or 96-23 or other applicable  exemption) or  (ii) such entity is
(A) not a party in interest under Section 3(14) of ERISA or a disqualified person under Section  4975(e)(2) of the Code with respect to any  employee  benefit plan  subject to Section  3(3) of  ERISA or any plan subject to Section 4975 of the Code (other than an employee benefit  plan or plan  sponsored  or  maintained  by the entity,  provided  that no assets of such  employee  benefit  plan or plan are
invested or deemed to be invested in the  Certificates)   and (B) not a "benefit plan investor" as described in DOL regulation  Section
2510.3-101(f)(2)  and as modified by Section  3(42) of ERISA.  If any such  assignee of the Call Right is unable to exercise  such Call
Right by reason of the preceding  sentence,  then the Call Right shall revert to the immediately  preceding assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02.     Additional Termination Requirements

(a)      Each of  REMIC I  and  REMIC II  as the  case  may be,  shall be  terminated  in  accordance  with  the  following  additional requirements,  unless the Trustee and the Master  Servicer have received an Opinion of Counsel  (which  Opinion of Counsel shall not be an expense of the  Trustee) to  the effect  that the  failure of any  REMIC created  hereunder,  as the case may be, to comply with the requirements of this  Section 9.02  will not (i) result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in  Section 860F  of the Code, or (ii) cause any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any
Certificate is outstanding:

(i)      The Master Servicer shall establish a 90-day  liquidation  period for each of REMIC I and REMIC II,  and specify the first day
         of  such  period  in  a  statement  attached  to  the  Trust  Fund's  final  Tax  Return  pursuant  to  Treasury   regulations
         Section 1.860F-1.  The Master  Servicer  also shall satisfy all of the  requirements  of a qualified  liquidation  for each of
         REMIC I and REMIC II under Section 860F of the Code and the regulations thereunder;

(ii)     The Master  Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final payment on the  Certificates,  the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)    If the Master  Servicer is exercising its right to purchase the assets of the Trust Fund, the Master  Servicer  shall,  during the 90-day liquidation  period and at or prior to the Final  Distribution  Date,  purchase all of the assets of the Trust Fund for cash.

(b)      Each  Holder  of a  Certificate  and the  Trustee  hereby  irrevocably  approves  and  appoints  the  Master  Servicer  as its attorney-in-fact  to adopt a plan of  complete  liquidation  for each of  REMIC I  and  REMIC II  at the  expense  of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X
                                                           REMIC PROVISIONS

Section 10.01.    REMIC Administration

(a)      The  REMIC Administrator  shall make an  election  to treat each of REMIC I and  REMIC II  as a  REMIC under  the Code and, if necessary,  under applicable state law. Such election will be made on Form 1066 or other appropriate  federal tax or information return
(including  Form  8811) or any  appropriate  state return for the taxable year ending on the last day of the calendar year in which the
Certificates  are issued.  The REMIC I Regular  Interests shall be designated as the "regular  interests" and the Class R  Certificates shall be designated as the sole class of "residual  interests" in REMIC I.  The REMIC II  Regular  Interests shall be designated as the
"regular  interests"  and the Class R  Certificates  shall be  designated as the sole class of "residual  interests"  in REMIC II.  The
REMIC Administrator  and the Trustee  shall not permit the  creation of any  "interests"  (within  the meaning of  Section 860G  of the
Code) in REMIC I and REMIC II other than the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates.

(b)      The Closing Date is hereby  designated as the "startup day" of each of REMIC within the meaning of  Section 860G(a)(9) of  the
Code.

(c)      The  REMIC Administrator  shall hold a Class R  Certificate  in each  REMIC representing  a 0.01%  Percentage  Interest of the
Class R  Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in
the  manner  provided  under  Treasury  regulations  Section  1.860F-4(d) and  Treasury  regulations  Section   301.6231(a)(7)-1.   The
REMIC Administrator,  as tax matters  person,  shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or controversy  involving the Trust Fund and  (ii) represent the Trust Fund in any  administrative or judicial  proceeding  relating to an examination or audit by any governmental  taxing  authority with respect  thereto.  The legal expenses,  including  without  limitation attorneys' or  accountants'  fees, and costs of any such  proceeding  and any liability  resulting  therefrom  shall be expenses of the
Trust Fund and the  REMIC Administrator  shall be entitled to reimbursement  therefor out of amounts attributable to the Mortgage Loans on deposit in the  Custodial  Account as provided by  Section 3.10  unless such legal  expenses and costs are incurred by reason of the
REMIC Administrator's  willful misfeasance,  bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder,  at its  option  the  REMIC Administrator  may  continue  its  duties as  REMIC Administrator  and shall be paid  reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)      The  REMIC Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it  determines  are required with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns shall be borne by the  REMIC Administrator  without any right of  reimbursement  therefor.  The  REMIC Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the  REMIC Administrator  with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The  REMIC Administrator  shall provide (i) to any Transferor of a Class R  Certificate  such  information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to
the Trustee and the Trustee  shall forward to the  Certificateholders  such  information  or reports as are required by the Code or the
REMIC Provisions  including  reports relating to interest,  original issue discount,  if any, and market discount or premium (using the
Prepayment  Assumption) and  (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)      The Master Servicer and the  REMIC Administrator  shall take such actions and shall cause each REMIC created hereunder to take such actions as are  reasonably  within the Master  Servicer's  or the  REMIC Administrator's  control and the scope of its duties more specifically  set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the  REMIC Provisions
(and the Trustee  shall  assist the Master  Servicer  and the  REMIC Administrator,  to the extent  reasonably  requested by the Master
Servicer and the  REMIC Administrator  to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the  REMIC Administrator  shall not knowingly or intentionally take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any  action  reasonably  within their respective  control and the scope of duties more specifically set forth herein,  that, under the  REMIC Provisions,  if taken or not taken, as the case may be, could  (i) endanger the status of any
REMIC created  hereunder as a REMIC or  (ii) result  in the  imposition of a tax upon any  REMIC created  hereunder  (including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2) of  the Code (except as provided in  Section 2.04) and the tax on  contributions  to a REMIC set forth in  Section 860G(d) of  the  Code) (either  such event, in the absence of an Opinion of
Counsel  or  the  indemnification  referred  to in  this  sentence,  an  "Adverse  REMIC Event") unless  the  Master  Servicer  or  the
REMIC Administrator,  as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the  REMIC Administrator,  as applicable,  determines that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master  Servicer,  the  REMIC Administrator  or the Trustee) to the effect that the  contemplated  action will not, with respect to the Trust Fund created hereunder,  endanger such status or, unless the Master Servicer or the  REMIC Administrator  or both, as applicable,  determine in its or their sole  discretion to indemnify the Trust Fund against the imposition of such a tax,  result in the  imposition  of such a tax.  Wherever in this  Agreement a  contemplated  action may not be taken because the timing of such action might  result in the  imposition  of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund,  such action may  nonetheless  be taken  provided that the  indemnity  given in the preceding sentence  with  respect to any taxes that  might be  imposed on the Trust Fund has been given and that all other  preconditions  to the taking of such  action  have  been  satisfied.  The  Trustee  shall  not take or fail to take any  action  (whether  or not  authorized hereunder) as to which the Master Servicer or the  REMIC Administrator,  as applicable,  has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse  REMIC Event  could occur with respect to such action or inaction,  as the case may
be. In  addition,  prior to taking any action  with  respect to the Trust  Fund or its  assets,  or causing  the Trust Fund to take any action,  which is not expressly permitted under the terms of this Agreement,  the Trustee shall consult with the Master Servicer or the
REMIC Administrator,  as  applicable,  or its  designee,  in  writing,  with  respect to whether  such  action  could  cause an Adverse
REMIC Event  to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master  Servicer  or the  REMIC Administrator,  as  applicable,  has advised it in writing  that an Adverse
REMIC Event could occur. The Master Servicer or the REMIC Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the expense of the Master  Servicer  or the  REMIC Administrator.  At all times as may be required by the Code,  the Master
Servicer  or the  REMIC Administrator,  as  applicable,  will to the  extent  within  its  control  and the  scope of its  duties  more specifically  set forth  herein,  maintain  substantially  all of the  assets of the  REMIC as  "qualified  mortgages"  as  defined  in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)      In the  event  that  any  tax  is  imposed  on  "prohibited  transactions"  of  any  REMIC created  hereunder  as  defined  in
Section 860F(a)(2) of  the Code, on "net income from foreclosure property" of any REMIC as defined in  Section 860G(c) of  the Code, on any  contributions to any REMIC after the Startup Date therefor  pursuant to  Section 860G(d) of  the Code, or any other tax imposed by the Code or any applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer  in its role as Master  Servicer or  REMIC Administrator  of any of its
obligations  under this  Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify the Trust Fund against such tax, (ii) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this
Article X,  or (iii) otherwise  against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution
Date(s) following  such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Trustee and the Master  Servicer shall,  for federal income tax purposes,  maintain books and records with respect to each
REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)      Following  the Startup  Date,  neither the Master  Servicer nor the Trustee  shall accept any  contributions  of assets to any
REMIC unless  (subject to  Section 10.01(f)) the  Master  Servicer  and the Trustee  shall have  received an Opinion of Counsel (at the expense of the party seeking to make such  contribution) to  the effect that the inclusion of such assets in any  REMIC will  not cause any  REMIC created  hereunder  to fail to qualify as a REMIC at  any time that any  Certificates  are  outstanding  or subject any such
REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither the Master  Servicer nor the Trustee  shall  (subject to  Section 10.01(f)) enter  into any  arrangement  by which any
REMIC created  hereunder will receive a fee or other  compensation for services nor permit any  REMIC created  hereunder to receive any income from assets  other than  "qualified  mortgages"  as defined in  Section 860G(a)(3) of  the Code or  "permitted  investments"  as defined in Section 860G(a)(5) of the Code.

(k)      Solely for the purposes of  Section 1.860G-1(a)(4)(iii) of  the Treasury  Regulations,  the "latest possible maturity date" by which the principal  balance of each regular  interest in each  REMIC would  be reduced to zero is the  Distribution  Date in December,
2036, which is the Distribution Date in the month following the last scheduled payment on any Mortgage Loan.

(l)      Within 30 days after the Closing Date, the  REMIC Administrator  shall prepare and file with the Internal Revenue Service Form
8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits  (REMIC) and Issuers of Collateralized Debt Obligations" for
the Trust Fund.

(m)      Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or substitute  for any of the Mortgage  Loans (except in connection with (i) the default,  imminent default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property  acquired by any  REMIC pursuant  to Article IX of this  Agreement or (ii) a  purchase of Mortgage  Loans pursuant to  Article II or III of this  Agreement) or  acquire any assets for any REMIC or  sell or dispose of any  investments  in the
Custodial  Account or the Certificate  Account for gain, or accept any  contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale,  disposition,  substitution or acquisition  will not (a) affect  adversely the status of any REMIC created  hereunder as a REMIC or  (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust
Fund  against  such tax,  cause any  REMIC to  be subject to a tax on  "prohibited  transactions"  or  "contributions"  pursuant to the
REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification

(a)      The Trustee agrees to indemnify the Trust Fund, the Depositor,  the  REMIC Administrator and the Master Servicer for any taxes and costs  including,  without  limitation,  any reasonable  attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Master  Servicer,  as a result of a breach of the Trustee's  covenants set forth in Article VIII  or this  Article X.  In the event that Residential  Funding is no longer the Master  Servicer,  the Trustee shall indemnify  Residential  Funding for any taxes and costs including,  without  limitation,  any reasonable  attorneys' fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC Administrator  agrees to indemnify the Trust Fund, the Depositor,  the Master Servicer and the Trustee for any taxes and costs (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Depositor, the Master  Servicer or the Trustee,  as a result of a breach of the  REMIC Administrator's  covenants set forth in this Article X with respect to compliance with the  REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of
Tax Returns prepared by the REMIC Administrator  that contain errors or omissions;  provided,  however, that such liability will not be imposed to the extent  such  breach is a result of an error or  omission in  information  provided  to the  REMIC Administrator  by the
Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master Servicer agrees to indemnify the Trust Fund, the Depositor,  the  REMIC Administrator and the Trustee for any taxes and costs (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Depositor, the  REMIC Administrator  or the Trustee, as a result of a breach of the Master Servicer's  covenants set forth in this Article X or in
Article III  with respect to compliance  with the  REMIC Provisions,  including  without  limitation,  any  penalties  arising from the
Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI
                                                       MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment

(a)      This  Agreement or any Custodial  Agreement  may be amended from time to time by the  Depositor,  the Master  Servicer and the
Trustee,  without the consent of any of the  Certificateholders  (but with the consent of the Swap  Counterparty  if such  amendment is with respect to Section 4.09, Section 4.02(c)(xxi) or Section 11.10):

(i)      to cure any ambiguity,

(ii)     to correct or supplement any provisions  herein or therein,  which may be  inconsistent  with any other  provisions  herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be  necessary  or  desirable  to maintain the qualification  of any  REMIC created  hereunder as a REMIC at all times that any  Certificate  is  outstanding  or to avoid or minimize  the risk of the  imposition  of any tax on the Trust Fund  pursuant  to the Code that would be a claim  against  the
         Trust Fund,  provided that the Trustee has received an Opinion of Counsel to the effect that  (A) such  action is necessary or desirable  to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the  Custodial  Account or the  Certificate  Account or to change the name in which the Custodial  Account is maintained,  provided that (A) the  Certificate  Account  Deposit Date shall in no event be later than the related  Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely affect in any material  respect the  interests of any  Certificateholder  and (C) such  change shall not result in a reduction of the rating assigned to any Class of Certificates below the then-current  rating assigned to such  Certificates,  as evidenced by a letter from each Rating Agency to such effect,

(v)      to modify,  eliminate or add to the provisions of  Section 5.02(g) or  any other provision hereof restricting  transfer of the
         Class R  Certificates by virtue of their being the "residual  interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates  below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,  and  (B) such  change  shall not, as  evidenced  by an Opinion of Counsel (at the expense of the party  seeking so to modify,  eliminate  or  add  such  provisions),  cause  the  Trust  Fund  or any of the  Certificateholders  (other  than  the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)     to make any other  provisions  with respect to matters or questions  arising under this Agreement or such Custodial  Agreement which shall not be materially  inconsistent  with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

(b)      This Agreement or any Custodial  Agreement may also be amended from time to time by the Depositor,  the Master  Servicer,  the
Trustee and the Holders of  Certificates  evidencing in the aggregate  not less than 66% of the  Percentage  Interests of each Class of
Certificates  with a  Certificate  Principal  Balance  greater than zero  affected  thereby  and, if such  amendment is with respect to
Section  4.09,  Section  4.02(c)(xxi)  or Section  11.10,  with the  consent of the Swap  Counterparty,  for the  purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce in any manner the amount of, or delay the timing of,  payments which are required to be distributed on any  Certificate without the consent of the Holder of such Certificate,

(ii)     adversely  affect in any material  respect the interest of the Holders of  Certificates of any Class in a manner other than as described in  clause (i) hereof  without the consent of Holders of  Certificates of such Class  evidencing,  as to such Class,
         Percentage Interests aggregating not less than 66%, or

(iii)    reduce  the  aforesaid  percentage  of  Certificates  of any Class the  Holders of which are  required  to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)      Notwithstanding  any contrary  provision of this  Agreement,  the Trustee shall not consent to any amendment to this Agreement unless it shall have first  received an Opinion of Counsel  (at the expense of the party  seeking  such  amendment) to  the effect that such amendment is permitted  under this Agreement and that such amendment or the exercise of any power granted to the Master  Servicer, the Depositor or the Trustee in accordance  with such  amendment  will not result in the  imposition of a federal tax on the Trust Fund or cause any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is  outstanding.  The Trustee may but shall not be obligated to enter into any amendment  pursuant to this  Section that  affects its rights,  duties and  immunities and this Agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

(d)      Promptly after the execution of any such  amendment the Trustee shall furnish  written  notification  of the substance of such amendment to each  Certificateholder.  It shall not be necessary  for the consent of  Certificateholders  under this  Section 11.01  to approve the  particular  form of any proposed  amendment,  but it shall be  sufficient  if such  consent  shall  approve the  substance thereof.  The manner of obtaining  such consents and of evidencing the  authorization  of the execution  thereof by  Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The Depositor  shall have the option,  in its sole  discretion,  to obtain and deliver to the Trustee any corporate  guaranty, payment  obligation,  irrevocable  letter of credit,  surety bond,  insurance  policy or similar  instrument  or a reserve fund, or any combination  of the  foregoing,  for the purpose of  protecting  the Holders of the Class R  Certificates  against any or all  Realized
Losses  or  other  shortfalls.  Any  such  instrument  or  fund  shall  be  held  by  the  Trustee  for  the  benefit  of  the  Class R
Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in any REMIC. To the extent that any such instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i) any reserve fund so established  shall be an outside reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the Depositor,  and (iii) amounts transferred  by such  REMIC to any such  reserve fund shall be treated as amounts  distributed  by such  REMIC to the  Depositor or any successor,  all within  the  meaning  of  Treasury  regulations  Section 1.860G-2(h).  In  connection  with the  provision  of any such instrument or fund,  this  Agreement and any provision  hereof may be modified,  added to,  deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the establishment or administration  thereof,  such amendment to be made by
written  instrument   executed  or  consented  to  by  the  Depositor  and  such  related  insurer  but  without  the  consent  of  any
Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment would impose any  additional  obligation  on, or otherwise  adversely  affect the interests of the  Certificateholders,  the Master  Servicer or the
Trustee,  as  applicable;  provided  that the  Depositor  obtains an Opinion of Counsel  (which  need not be an opinion of  Independent counsel) to  the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of  the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited  guaranty provided by GMAC LLC, the Depositor may elect that the text of such  amendment to this  Agreement  shall be  substantially  in the form attached  hereto as Exhibit L  (in which case  Residential  Funding's  Subordinate  Certificate  Loss  Obligation  as described in such exhibit shall be established by Residential  Funding's  consent to such  amendment) and  that the limited guaranty shall be executed in the form attached hereto as Exhibit M,  with such changes as the Depositor shall deem to be appropriate;  it being  understood that the
Trustee  has  reviewed  and  approved  the content of such forms and that the  Trustee's  consent or approval to the use thereof is not required.

Section 11.02.    Recordation of Agreement; Counterparts

(a)      To the extent  permitted by applicable  law, this Agreement is subject to recordation  in all  appropriate  public offices for real  property  records in all the counties or other  comparable  jurisdictions  in which any or all of the  properties  subject to the
Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the
Master Servicer and at its expense on direction by the Trustee  (pursuant to the request of the Holders of Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect that such  recordation materially and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of facilitating  the  recordation of this Agreement as herein provided and for other purposes,  this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders

(a)      The death or  incapacity  of any  Certificateholder  shall not operate to  terminate  this  Agreement  or the Trust Fund,  nor entitle such  Certificateholder's  legal  representatives  or heirs to claim an  accounting  or to take any action or proceeding in any court for a partition or winding up of the Trust Fund,  nor otherwise  affect the rights,  obligations  and  liabilities  of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly  provided  herein) or in any manner otherwise control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall  anything  herein set forth,  or contained in the terms of the Certificates,  be construed so as to constitute the  Certificateholders  from time to time as partners or members of an  association;  nor shall any  Certificateholder  be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement to  institute  any suit,  action or proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously shall have given to the
Trustee a written  notice of  default  and of the  continuance  thereof,  as  hereinbefore  provided,  and unless  also the  Holders of
Certificates of any Class evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein or  thereby,  and the  Trustee  for 60 days after its  receipt  of such  notice,  request  and offer of  indemnity,  shall have neglected  or refused to  institute  any such  action,  suit or  proceeding  it being  understood  and  intended,  and being  expressly covenanted by each  Certificateholder  with every other  Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner  whatever by virtue of any provision of this Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein  provided and for the common benefit of  Certificateholders  of such Class or all Classes,  as the case may be. For the protection and enforcement of the  provisions  of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law

         This agreement and the  Certificates  shall be governed by and construed in accordance  with the laws of the State of New York and the obligations,  rights and remedies of the parties hereunder shall be determined in accordance with such laws,  without regard to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

Section 11.05.    Notices

         All demands and notices  hereunder shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to (a) in the case of the Depositor,  8400  Normandale  Lake  Boulevard,  Suite 250,  Minneapolis,  Minnesota  55437,
Attention:  President  (RAMP),  or such other address as may  hereafter be furnished to the Master  Servicer and the Trustee in writing by the Depositor;  (b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank,  California 91504-3120,  Attention: Bond
Administration  or such other  address as may be  hereafter  furnished  to the  Depositor  and the  Trustee by the Master  Servicer  in
writing;  (c) in the case of the Trustee,  U.S. Bank Corporate Trust Services,  60 Livingston Avenue,  EP-MN-WS3D,  St. Paul, Minnesota
55107-2292,  Attention: Structured  Finance/RAMP  Series 2006-EFC2 or such other address as may hereafter be furnished to the Depositor and the Master  Servicer  in  writing  by the  Trustee;  (d) in  the case of  Moody's,  99 Church  Street,  New York,  New York  10007,
Attention:  ABS  Monitoring  Department  or such other  address as may be  hereafter  furnished to the  Depositor,  the Trustee and the
Master Servicer by Moody's and (e) in the case of Standard &  Poor's,  55 Water Street,  New York,  New York 10041 Attention;  Mortgage
Surveillance.  Any notice  required or  permitted  to be mailed to a  Certificateholder  shall be given by first  class  mail,  postage prepaid,  at the address of such holder as shown in the Certificate  Register.  Any notice so mailed within the time prescribed in this
Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agencies

         The Depositor,  the Master Servicer or the Trustee,  as applicable,  (a) shall notify each Rating Agency at such time as it is otherwise  required  pursuant to this Agreement to give notice of the occurrence  of, any of the events  described in clause (a),  (b),
(c), (d), (g), (h),  (i) or  (j) below,  (b) shall  notify the  Subservicer at such time as it is otherwise  required  pursuant to this
Agreement  to give notice of the  occurrence  of any of the events  described in  clause (a),  (b),  (c)(1),  (g)(1) or  (i) below,  or
(c) provide a copy to each Rating Agency at such time as otherwise  required to be delivered  pursuant to this  Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      (1) the  termination  or  appointment  of a successor  Master  Servicer or (2) the  termination  or appointment of a successor
Trustee or a change in the majority ownership of the Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and  omissions  insurance  policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

(e)      the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date and

(j)      the repurchase of or substitution for any Mortgage Loan,

provided,  however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above,  the Master
Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions

         If any one or more of the  covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held  invalid,  then  such  covenants,  agreements,  provisions  or terms  shall be  deemed  severable  from the  remaining  covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization

(a)      This Agreement may be supplemented by means of the addition of a separate  Article hereto  (a "Supplemental  Article") for the purpose of resecuritizing any of the Certificates  issued hereunder,  under the following  circumstances.  With respect to any Class or
Classes of  Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Depositor or any of its Affiliates (or any designee  thereof) is  the  registered  Holder (the  "Resecuritized  Certificates"),  the Depositor may deposit such  Resecuritized
Certificates into a new REMIC,  grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article. The instrument adopting such Supplemental  Article shall be executed by the Depositor,  the Master Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their  respective interests would not be materially  adversely affected thereby.  To the extent that the terms of the Supplemental  Article do not in any way  affect  any  provisions  of  this  Agreement  as to any of the  Certificates  initially  issued  hereunder,  the  adoption  of the
Supplemental  Article shall not constitute an "amendment" of this Agreement.  Each  Supplemental  Article shall set forth all necessary provisions relating to the holding of the Resecuritized  Certificates by the Trustee,  the establishment of the Restructuring  Vehicle, the issuing of various classes of new  certificates by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other provisions  necessary to the purposes thereof. In connection with each Supplemental  Article,  the Depositor shall deliver to the
Trustee an Opinion of Counsel to the effect that (i) the  Restructuring  Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation  for federal  income tax  purposes  and (ii) the  adoption of the  Supplemental  Article will  not endanger the status of any  REMIC created  hereunder as a REMIC or  result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on  prohibited  transaction  as defined in  Section 860F(a)(2) of  the Code and the tax on  contributions  to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09.    [Reserved]

Section 11.10.    Third Party Beneficiaries

         The Swap  Counterparty  is an express  third-party  beneficiary  of the  Agreement,  and shall  have the right to enforce  the related provisions of the Agreement as if it were a party hereto.

ARTICLE XII
                                                     COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness

         The  Depositor,  the  Trustee  and the Master  Servicer  acknowledge  and agree that the  purpose  of this  Article XII  is to facilitate  compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the  Commission.  The
Depositor shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith,  or for purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations of the
Commission  under  the  Securities  Act  and  the  Exchange  Act.  Each of the  Master  Servicer  and  the  Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the
Commission or its staff, consensus among participants in the mortgage-backed  securities markets, advice of counsel, or otherwise,  and agrees to comply with requests made by the Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of Regulation AB. Each of the Master Servicer and the Trustee shall cooperate  reasonably with the Depositor to  deliver  to  the  Depositor  (including  any  of its  assignees  or  designees),  any  and  all  disclosure,  statements,  reports, certifications,  records and any other  information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee

(a)      The Trustee  shall be deemed to represent to the  Depositor  as of the Closing Date and on each date on which  information  is provided to the Depositor under Sections 12.01,  12.02(b) or  12.03 that, except as disclosed in writing to the Depositor prior to such date: (i) it is not aware and has not received notice that any default,  early  amortization or other performance  triggering event has occurred as to any other  Securitization  Transaction  due to any default of the Trustee;  (ii) there  are no aspects of its  financial condition that could have a material  adverse effect on the  performance by it of its trustee  obligations  under this Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or governmental proceedings pending
(or  known  to be  contemplated) against  it  that  would  be  material  to  Certificateholders;  (iv) there  are no  relationships  or transactions  relating to the Trustee with respect to the Depositor or any sponsor,  issuing  entity,  servicer,  trustee,  originator, significant  obligor,  enhancement  or support  provider  or other  material  transaction  party (as such terms are used in  Regulation
AB) relating to the Securitization  Transaction contemplated by the Agreement, as identified by the Depositor to the Trustee in writing as of the Closing Date (each, a "Transaction  Party") that  are outside the ordinary course of business or on terms other than would be obtained in an arm's  length  transaction  with an unrelated  third  party,  apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and (v) the Trustee is not an affiliate of any Transaction  Party. The
Depositor shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)      If so requested by the  Depositor on any date  following  the Closing  Date,  the Trustee  shall,  within five  Business  Days following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph  (a) of this
Section or,  if any such representation and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the  Depositor.  Any such request from the Depositor  shall not be given more than once each calendar  quarter,  unless the Depositor shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 12.03.    Information to be Provided by the Trustee

         For so long as the  Certificates  are outstanding,  for the purpose of satisfying the Depositor's  reporting  obligation under the Exchange  Act with respect to any Class of  Certificates,  the Trustee  shall  provide to the  Depositor a written  description  of
(a) any  litigation or  governmental  proceedings  pending  against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any  affiliations or relationships (as described in Item 1119 of Regulation  AB) that develop following  the  Closing  Date  between  the  Trustee  and any  Transaction  Party  of the  type  described  in  Section 12.02(a)(iv) or
12.02(a)(v) as of the last day of each calendar year. Any descriptions  required with respect to legal proceedings,  as well as updates to  previously  provided  descriptions,  under  this  Section 12.03  shall be  given no later  than  five  Business  Days  prior to the
Determination  Date following the month in which the relevant event occurs,  and any notices and descriptions  required with respect to affiliations,  as well as updates to previously  provided  descriptions,  under this Section 12.03 shall be given no later than January
31 of the calendar year  following the year in which the relevant event occurs.  As of the date the Depositor or Master  Servicer files each Report on Form 10-D and Report on Form 10-K with respect to the  Certificates,  the Trustee  will be deemed to represent  that any information  previously  provided under this  Article XII  is materially  correct and does not have any material  omissions  unless the
Trustee  has  provided  an update to such  information.  The  Depositor  will allow the  Trustee to review any  disclosure  relating to material  litigation  against the Trustee prior to filing such disclosure  with the Commission to the extent the Depositor  changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation

         On or before March 15 of each calendar year, the Trustee shall:

(a)      deliver to the Depositor a report (in form and substance  reasonably  satisfactory to the  Depositor) regarding  the Trustee's assessment of compliance  with the applicable  Servicing  Criteria during the  immediately  preceding  calendar year, as required under
Rules 13a-18 and 15d-18 of the  Exchange Act and Item 1122 of  Regulation  AB. Such report  shall be  addressed  to the  Depositor  and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit V hereto; and

(b)      deliver to the Depositor a report of a registered public  accounting firm reasonably  acceptable to the Depositor that attests to, and reports  on, the  assessment  of  compliance  made by the Trustee and  delivered  pursuant  to the  preceding  paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies

(a)      The Trustee  shall  indemnify the  Depositor,  each  affiliate of the  Depositor,  the Master  Servicer and each broker dealer acting as  underwriter,  placement  agent or Initial  Purchaser  of the  Certificates  or each Person who  controls any of such parties
(within the meaning of Section 15 of the Securities  Act and  Section 20 of the Exchange  Act);  and the respective  present and former directors,  officers,  employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)               any untrue  statement of a material fact  contained or alleged to be contained in any  information,  report, certification,  accountants'  attestation  or other material  provided  under this  Article XII by or on behalf of the Trustee
         (collectively,  the "Trustee  Information"),  or (B) the  omission or alleged  omission to state in the Trustee  Information a material fact required to be stated in the Trustee  Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided, by way of clarification,  that clause (B) of this  paragraph  shall  be  construed  solely  by  reference  to the  Trustee  Information  and not to any  other  information communicated  in connection  with a sale or purchase of securities,  without regard to whether the Trustee  Information or any portion thereof is presented together with or separately from such other information; or

(ii)     any failure by the Trustee to deliver any  information,  report,  certification  or other  material when and as required under this Article XII, other than a failure by the Trustee to deliver the accountants' attestation.

(b)      In the case of any failure of  performance  described  in  clause (ii) of  Section 12.05(a),  the Trustee  shall  (i) promptly reimburse the Depositor for all costs reasonably incurred by the Depositor in order to obtain the information,  report,  certification, accountants'  attestation or other material not delivered as required by the Trustee and (ii) cooperate  with the Depositor to mitigate any damages that may result from such failure.

(c)      The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls the Trustee  (within the meaning of Section 15 of the Securities  Act and  Section 20 of the Exchange Act), and the respective  present and former  directors,  officers,  employees  and agents of the  Trustee,  and shall hold each of them  harmless  from and  against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain  arising out of or based upon (i) any  untrue  statement of a material fact  contained or alleged to be contained in any  information  provided under this Agreement by or on behalf of the Depositor or Master Servicer for inclusion in any report  filed with  Commission  under the Exchange  Act  (collectively,  the "RFC  Information"),  or (ii) the  omission or alleged omission to state in the RFC  Information a material fact  required to be stated in the RFC  Information  or necessary in order to make the  statements  therein,  in the  light of the  circumstances  under  which  they  were  made,  not  misleading;  provided,  by way of clarification,  that  clause (ii) of  this paragraph shall be construed solely by reference to the RFC Information and not to any other information  communicated  in connection  with a sale or purchase of securities,  without regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

                                                       [SIGNATURE PAGES FOLLOW]

         IN WITNESS  WHEREOF,  the Depositor,  the Master Servicer and the Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals, duly attested,  to be hereunto affixed,  all as of the day and year first above written.

[Seal]                                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                                           By:      /s/ Joseph Orning
Attest:  /s/ Christopher Martinez                                   Name:  Joseph Orning
         Name:  Christopher Martinez                                Title:    Vice President
         Title:    Vice President
[Seal]                                                     RESIDENTIAL FUNDING COMPANY, LLC

Attest:  /s/ Joseph Orning                                 By:      /s/ Christopher Martinez
         Name:  Joseph Orning                                       Name:  Christopher Martinez
         Title:   Associate                                         Title:   Associate
[Seal]                                                     U.S. BANK NATIONAL ASSOCIATION
                                                           as Trustee and Supplemental Interest Trust Trustee

Attest:  /s/ _____________________                         By:      /s/ Tamara Schultz-Fugh
         Name:                                                      Name:  Tamara Schultz-Fugh
         Title:                                                     Title:  Vice President

STATE OF MINNESOTA                      )
                                        ) ss.:
COUNTY OF HENNEPIN                      )

                  On the 29th day of  November,  2006 before me, a notary  public in and for said  State,  personally  appeared  Joseph
Orning,  known to me to be a Vice President of Residential  Asset Mortgage  Products,  Inc., one of the corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                     /s/ Heidi L. Peterson
[Notarial Seal]

STATE OF MINNESOTA
                                        ) ss.:
COUNTY OF HENNEPIN                      )

                  On the 29th day of November,  2006 before me, a notary public in and for said State,  personally appeared Christopher
Martinez,  known to me to be an  Associate of  Residential  Funding  Company,  LLC, one of the  corporations  that  executed the within instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                     /s/ Heidi L. Peterson
[Notarial Seal]

STATE OF MINNESOTA
                                        ) ss.:
COUNTY OF RAMSEY                        )

                  On the 29th day of  November,  2006 before me, a notary  public in and for said  State,  personally  appeared  Tamara
Schultz-Fugh,  known to me to be a Vice President of U.S. Bank National Association, a national banking association,  that executed the within  instrument,  and also  known to me to be the  person  who  executed  it on  behalf of said  national  banking  association  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                     Trisha L. Willett
[Notarial Seal]

                                                               EXHIBIT A

                                                   FORM OF CLASS [A-__] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"),
TO ISSUER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF
CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

AS OF ANY DATE  PRIOR TO THE  TERMINATION  OF THE SWAP  AGREEMENT,  ANY  TRANSFEREE  OF A CLASS A  CERTIFICATE  WILL BE  DEEMED TO HAVE
REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT EITHER (A) SUCH  TRANSFEREE IS NOT
AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974 AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE (EACH, A "PLAN"),  OR ANY PERSON  (INCLUDING,  WITHOUT  LIMITATION,  AN
INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING PLAN ASSETS,  WITHIN THE MEANING OF THE  U.S. DEPARTMENT
OF LABOR  REGULATION  PROMULGATED  AT  29 C.F.R.ss. 2510.3-101,  AS MODIFIED  BY SECTION  3(42) OF ERISA,  OF ANY PLAN  (EACH,  A "PLAN
INVESTOR")  TO EFFECT  SUCH  ACQUISITION  OR (B) ITS  ACQUISITION  OF SUCH  CERTIFICATE  AND THE RIGHT TO RECEIVE  (AND ITS RECEIPT OF)
PAYMENTS  FROM THE  SUPPLEMENTAL  INTEREST  TRUST  ARE  ELIGIBLE  FOR  EXEMPTIVE  RELIEF  AVAILABLE  UNDER AT LEAST  ONE OF  PROHIBITED
TRANSACTION CLASS EXEMPTION  ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR OTHER APPLICABLE  EXEMPTION,  INCLUDING
SECTION 408(b)(17) OF ERISA.

AS OF ANY  DATE  AFTER  THE  TERMINATION  OF THE SWAP  AGREEMENT,  ANY  TRANSFEREE  OF A CLASS A  CERTIFICATE  WILL BE  DEEMED  TO HAVE
REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT EITHER (A) SUCH  TRANSFEREE IS NOT
A PLAN OR A PLAN  INVESTOR,  (B) IT HAS ACQUIRED AND IS HOLDING SUCH  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT OF LABOR  PROHIBITED
TRANSACTION  EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS MOST RECENTLY AMENDED BY PTE 2002-41,  67 FED. REG. 54487
(AUGUST 22,  2002) (THE "RFC  EXEMPTION"),  AND THAT IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY OF THE RFC
EXEMPTION  INCLUDING  THAT SUCH  CERTIFICATE  MUST BE RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER THAN "BBB-" (OR ITS  EQUIVALENT)  BY
STANDARD & POOR'S OR MOODY'S OR (C) (I) THE  TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD
SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) IS AN "INSURANCE  COMPANY  GENERAL  ACCOUNT" (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR PTCE
95-60),  AND (III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60  HAVE BEEN SATISFIED  (EACH ENTITY THAT SATISFIES THIS
CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

IF THIS CERTIFICATE (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING TWO PARAGRAPHS,  THEN
THE LAST PRECEDING  TRANSFEREE  THAT EITHER (A) IS NOT A PLAN OR A PLAN  INVESTOR,  (B) AFTER THE  TERMINATION  OF THE SWAP  AGREEMENT,
ACQUIRED THIS  CERTIFICATE  IN  COMPLIANCE  WITH THE RFC EXEMPTION OR (C) IS A COMPLYING  INSURANCE  COMPANY SHALL BE RESTORED,  TO THE
EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION
OF THE  RESTRICTIONS IN  SECTION 5.02(e)  OF THE POOLING AND SERVICING  AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE
TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Class [A-__] Senior                                         Certificate No. __
Date of Pooling and Servicing                               [Adjustable] [Variable] Pass-Through Rate
Agreement and Cut-off Date:
November 1, 2006                                            Percentage Interest: ___%
First Distribution Date:                                    Aggregate Initial Certificate Principal
December [__], 2006                                         Balance of the Class [A-__]
                                                            Certificates: $___________
Master Servicer:
Residential Funding Company, LLC
Final Scheduled Distribution Date:                          Initial Certificate Principal
_________ __, 20__                                          Balance of this Class [A-__] Certificate:
                                                            $___________

                                                            CUSIP ________
Maturity Date:
_________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EFC2

                  evidencing a percentage  interest in the  distributions  allocable to the Class [A-__]  Certificates with respect to a Trust Fund  consisting  primarily of a pool of  conventional  one- to  four-family fixed and  adjustable  interest rate first lien mortgage  loans sold by  RESIDENTIAL  ASSET MORTGAGE
                  PRODUCTS, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential Asset Mortgage  Products,  Inc., the  Master Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality  or by Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any
of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that ____________ is the registered owner of the Percentage  Interest  evidenced by this Certificate in certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of conventional  one- to four-family fixed and adjustable  interest rate first lien mortgage loans (the "Mortgage  Loans"),  sold by  Residential  Asset Mortgage  Products,  Inc.
(hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the  "Agreement") among  the Depositor,  the Master
Servicer and U.S. Bank National  Association,  as trustee and  supplemental  interest  trust trustee (the  "Trustee" and  "Supplemental
Interest  Trust  Trustee,"  respectively),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day prior to such  Distribution  Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this Certificate and the amount of interest and principal,  if any,  required to be distributed to Holders of Class [A-__]
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent appointed by the Trustee in immediately  available funds (by wire transfer or  otherwise) for  the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of St. Paul,  Minnesota.  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.  The  Certificate  Principal  Balance  hereof will be reduced to the extent of  distributions  allocable  to  principal  and any
Realized Losses allocable hereto.

         As described  above, as of any date prior to the  termination of the Swap  Agreement,  any transferee of a Class A Certificate will be deemed to have  represented  by virtue of its purchase and holding of such  Certificate  (or any interest  therein) that either
(a) such  transferee  is not a Plan or a Plan Investor or (b) its  acquisition  of such  Certificate  and the right to receive (and its receipt of) payments from the  Supplemental  Interest  Trust are eligible for  exemptive  relief  available  under at least one of PTCE
84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23 or other applicable exemption, including Section 408(b)(17) of ERISA.

As described  above,  as of any date after the  termination  of the Swap  Agreement,  any transferee of a Class A  Certificate  will be deemed to have  represented  by virtue of its purchase or holding of such  Certificate  (or any interest  herein) that either  (a) such transferee is not a Plan or a Plan  Investor,  (b) it has acquired and is holding such  Certificate  in reliance on the RFC  Exemption, and that it understands  that there are certain  conditions to the  availability of the RFC Exemption  including that such  Certificate must be rated,  at the time of  purchase,  not lower  than  "BBB-"  (or its  equivalent)  by  Standard  & Poor's or  Moody's or (c) the transferee  is a Complying  Insurance  Company.  In addition,  any purported  Certificate  Owner whose  acquisition  or holding of this
Certificate  (or any  interest  herein) was effected in  violation  of the  restrictions  in  Section 5.02(e)  of the  Agreement  shall indemnify and hold harmless the Depositor,  the Trustee, the Master Servicer, any Subservicer,  any Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master Servicer   from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including without  limitation  reimbursement to the Depositor and the  Master Servicer  of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the  Master Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the
Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the  purchase by
Residential  Funding  Company,  LLC or its designee from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding Company,  LLC or its designee (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) subject to the terms of the Agreement,  to purchase in whole,  but not in part, all of the Class A and Class M  Certificates  from the Holders  thereof,  provided,  that any such option may only be exercised if the aggregate  Stated Principal  Balance of the Mortgage Loans, as of the Distribution  Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                     By:_____________________________________
                                                              Authorized Signatory

Dated: _______________________________

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                     By:  _______________________________
                                                              Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 ______________________________________________________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________  for the account of _____________________________________________________________________________________
account number  ______________________________________ or, if mailed by check, to  __________________________________________________.

         Applicable statements should be mailed to: _________________________________________________________________________________.

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                               EXHIBIT B

                                                    FORM OF CLASS [M-_] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS [A-__][M-_]  CERTIFICATES,  AS DESCRIBED IN THE AGREEMENT (AS DEFINED
BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"),
TO ISSUER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF
CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

AS OF ANY DATE  PRIOR TO THE  TERMINATION  OF THE SWAP  AGREEMENT,  ANY  TRANSFEREE  OF A CLASS M  CERTIFICATE  WILL BE  DEEMED TO HAVE
REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT EITHER (A) SUCH  TRANSFEREE IS NOT
AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974 AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE (EACH, A "PLAN"),  OR ANY PERSON  (INCLUDING,  WITHOUT  LIMITATION,  AN
INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING PLAN ASSETS,  WITHIN THE MEANING OF THE  U.S. DEPARTMENT
OF LABOR  REGULATION  PROMULGATED  AT  29 C.F.R.ss. 2510.3-101,  AS MODIFIED  BY SECTION  3(42) OF ERISA,  OF ANY PLAN  (EACH,  A "PLAN
INVESTOR")  TO EFFECT  SUCH  ACQUISITION  OR (B) ITS  ACQUISITION  OF SUCH  CERTIFICATE  AND THE RIGHT TO RECEIVE  (AND ITS RECEIPT OF)
PAYMENTS  FROM THE  SUPPLEMENTAL  INTEREST  TRUST  ARE  ELIGIBLE  FOR  EXEMPTIVE  RELIEF  AVAILABLE  UNDER AT LEAST  ONE OF  PROHIBITED
TRANSACTION CLASS EXEMPTION  ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR OTHER APPLICABLE  EXEMPTION,  INCLUDING
SECTION 408(b)(17) OF ERISA.

AS OF ANY  DATE  AFTER  THE  TERMINATION  OF THE SWAP  AGREEMENT,  ANY  TRANSFEREE  OF A CLASS M  CERTIFICATE  WILL BE  DEEMED  TO HAVE
REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT EITHER (A) SUCH  TRANSFEREE IS NOT
A PLAN OR A PLAN  INVESTOR,  (B) IT HAS ACQUIRED AND IS HOLDING SUCH  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT OF LABOR  PROHIBITED
TRANSACTION  EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS MOST RECENTLY AMENDED BY PTE 2002-41,  67 FED. REG. 54487
(AUGUST 22,  2002) (THE "RFC  EXEMPTION"),  AND THAT IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY OF THE RFC
EXEMPTION  INCLUDING  THAT SUCH  CERTIFICATE  MUST BE RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER THAN "BBB-" (OR ITS  EQUIVALENT)  BY
STANDARD & POOR'S OR MOODY'S OR (C) (I) THE  TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD
SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) IS AN "INSURANCE  COMPANY  GENERAL  ACCOUNT" (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR PTCE
95-60),  AND (III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60  HAVE BEEN SATISFIED  (EACH ENTITY THAT SATISFIES THIS
CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

IF THIS CERTIFICATE (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING TWO PARAGRAPHS,  THEN
THE LAST PRECEDING  TRANSFEREE  THAT EITHER (A) IS NOT A PLAN OR A PLAN  INVESTOR,  (B) AFTER THE  TERMINATION  OF THE SWAP  AGREEMENT,
ACQUIRED THIS  CERTIFICATE  IN  COMPLIANCE  WITH THE RFC EXEMPTION OR (C) IS A COMPLYING  INSURANCE  COMPANY SHALL BE RESTORED,  TO THE
EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION
OF THE  RESTRICTIONS IN  SECTION 5.02(e)  OF THE POOLING AND SERVICING  AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE
TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Class M-__Mezzanine                                         Certificate No. 1
Date of Pooling and Servicing                               Adjustable Pass-Through Rate
Agreement and Cut-off Date:
November 1, 2006                                            Percentage Interest: ___%
First Distribution Date:                                    Aggregate Initial Certificate Principal
December [__], 2006                                         Balance of the Class M-__
                                                            Certificates: $___________
Master Servicer:
Residential Funding Company, LLC
Final Scheduled Distribution Date:                          Initial Certificate Principal
_________ __, 20__                                          Balance of this Class M-__ Certificate:
                                                            $___________

Maturity Date:                                              CUSIP ________
_________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EFC2

                  evidencing a percentage interest in the distributions  allocable to the Class M-_  Certificates with respect to a Trust Fund  consisting  primarily of a pool of conventional  one- to four-family  fixed and  adjustable  interest  rate,  first lien  mortgage  loans  sold by  RESIDENTIAL  ASSET  MORTGAGE
                  PRODUCTS, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential Asset Mortgage  Products,  Inc., the  Master Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC. or any
of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This  certifies that _________ is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of conventional  one- to four-family fixed and adjustable  interest rate, first lien mortgage loans (the "Mortgage  Loans"),  sold by Residential  Asset Mortgage  Products,  Inc.
(hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created  pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the
Master Servicer  and U.S.  Bank  National  Association,  as  trustee  and  supplemental  interest  trust  trustee  (the  "Trustee"  and
"Supplemental  Interest  Trust  Trustee,"  respectively),  a summary  of  certain  of the  pertinent  provisions  of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day prior to such  Distribution  Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class M-__
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of St. Paul,  Minnesota.  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.  The  Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions  allocable to principal and any
Realized Losses allocable hereto.

         As described  above, as of any date prior to the  termination of the Swap  Agreement,  any transferee of a Class M Certificate will be deemed to have  represented  by virtue of its purchase and holding of such  Certificate  (or any interest  therein) that either
(a) such  transferee  is not a Plan or a Plan Investor or (b) its  acquisition  of such  Certificate  and the right to receive (and its receipt of) payments from the  Supplemental  Interest  Trust are eligible for  exemptive  relief  available  under at least one of PTCE
84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23 or other applicable exemption, including Section 408(b)(17) of ERISA.

         As described above, as of any date after the termination of the Swap Agreement,  any transferee of a Class M  Certificate will be deemed to have  represented by virtue of its purchase or holding of such  Certificate (or any interest  herein) that either (a) such transferee is not a Plan or a Plan  Investor,  (b) it has acquired and is holding such  Certificate  in reliance on the RFC  Exemption, and that it understands  that there are certain  conditions to the  availability of the RFC Exemption  including that such  Certificate must be rated,  at the time of  purchase,  not lower  than  "BBB-"  (or its  equivalent)  by  Standard  & Poor's or  Moody's or (c) the transferee  is a Complying  Insurance  Company.  In addition,  any purported  Certificate  Owner whose  acquisition  or holding of this
Certificate  (or any  interest  herein) was effected in  violation  of the  restrictions  in  Section 5.02(e)  of the  Agreement  shall indemnify and hold harmless the Depositor,  the Trustee, the Master Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master Servicer   from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including without  limitation  reimbursement to the Depositor and the  Master Servicer  of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the  Master Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  at any time by the  Depositor,  the  Master  Servicer  and the  Trustee  with the  consent of the  Holders  of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the
Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master  Servicer,  the Trustee and the  Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the  purchase by
Residential  Funding  Company,  LLC or its designee from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding Company,  LLC or its designee (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) subject to the terms of the Agreement,  to purchase in whole,  but not in part, all of the Class A and Class M  Certificates  from the Holders  thereof,  provided,  that any such option may only be exercised if the aggregate  Stated Principal  Balance of the Mortgage Loans, as of the Distribution  Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                               as Trustee

                                                     By: __________________________
                                                               Authorized Signatory

Dated:

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class M Certificates referred to in the within-mentioned Agreement.

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                               as Certificate Registrar

                                                     By: __________________________
                                                               Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 ______________________________________________________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________  for the account of _____________________________________________________________________________________
account number  ______________________________________ or, if mailed by check, to  __________________________________________________.

         Applicable statements should be mailed to: _________________________________________________________________________________.

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                             EXHIBIT C-1

                                             FORM OF RULE 144A GLOBAL CLASS B CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES  AS DESCRIBED IN THE AGREEMENT
(AS DEFINED BELOW).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE
"CODE").

         NO TRANSFER OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  THE
TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE MASTER SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A
NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER  SERVICER,  THE
DEPOSITOR OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER ERISA OR  SECTION 4975  OF THE
CODE) IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN  EXPENSE OF THE  TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. B-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  November 1, 2006                          [Fixed Pass-Through Rate]
First Distribution Date:  December [__], 2006                Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Company LLC                              Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

CUSIP:                                                       Certificate No. B

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EFC2

                  evidencing a percentage  interest in the  distributions  allocable to the Class B Certificates  with respect to a Trust Fund  consisting  primarily  of a pool of  conventional  one to four family fixed and  adjustable  interest  rate,  first lien  mortgage  loans  sold by  RESIDENTIAL  ASSET  MORTGAGE
                  PRODUCTS, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality  or by Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any
of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one to four family fixed and  adjustable  interest  rate,  first and junior lien  mortgage  loans (the  "Mortgage  Loans") sold by  Residential  Asset  Mortgage
Products,  Inc.  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created  pursuant  to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master Servicer and U.S. Bank National  Association,  as trustee and supplemental interest trust trustee (the "Trustee"
and  "Supplemental  Interest  Trust  Trustee,"  respectively),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day prior to such  Distribution  Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed  to Holders of Class B
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Initial  Certificate  Principal  Balance of this  Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         As described  above,  no transfer of this  Certificate (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the  Depositor and the Master  Servicer  with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement stating that either (i) the  transferee is not an employee  benefit or other plan subject to the prohibited  transaction  provisions of
ERISA or Section 4975 of the Code (each, a "Plan"),  or any Person  (including,  without  limitation,  an investment  manager,  a named fiduciary  or a  trustee  of any Plan) who is using  plan  assets,  within  the  meaning  of the  U.S. Department  of Labor  regulation promulgated at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA,  of any Plan (each,  a "Plan  Investor") to effect such acquisition or (ii) such  transferee is an insurance  company,  the source of funds used to purchase or hold this  Certificate  (or any interest  herein) is an "insurance  company  general  account" (as defined in U.S.  Department of Labor  Prohibited  Transaction  Class
Exemption  ("PTCE")  95-60) and the  conditions  set forth in Sections I and III of PTCE 95-60 have been satisfied or (b) an opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer to the effect that the purchase and holding of this  Certificate  is  permissible  under  applicable  law,  will not  constitute or result in a non-exempt prohibited  transaction  under  Section 406  of  ERISA  or  Section 4975  of the  Code  (or  comparable  provisions  of any  subsequent enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability  (including obligations or liabilities  under ERISA or  Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the
Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 ______________________________________________________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________  for the account of _____________________________________________________________________________________
account number  ______________________________________ or, if mailed by check, to  __________________________________________________.

         Applicable statements should be mailed to: _________________________________________________________________________________.

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                   EXHIBIT C-2

                                       FORM OF TEMPORARY REGULATION S GLOBAL CLASS B CERTIFICATE

         THIS  CERTIFICATE  IS A TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE  FOR  PURPOSES OF  REGULATION  S UNDER THE UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  NEITHER THIS TEMPORARY  REGULATION S GLOBAL CLASS B CERTIFICATE  NOR ANY INTEREST
HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AGREEMENT (AS DEFINED BELOW).

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 AS AMENDED (THE
"CODE").

         NO TRANSFER OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  THE
TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE MASTER SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A
NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER  SERVICER,  THE
DEPOSITOR OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER ERISA OR  SECTION 4975  OF THE
CODE) IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN  EXPENSE OF THE  TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. B-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  November 1, 2006                          [Fixed Pass-Through Rate]
First Distribution Date:  December __, [20__]                Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Company, LLC                             Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

CUSIP:                                                       Certificate No. B

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EFC2

                  evidencing a percentage  interest in the  distributions  allocable to the Class B Certificates  with respect to a Trust Fund  consisting  primarily of a pool of  Conventional  one-to-four  family fixed and  adjustable  interest  rate,  first lien  mortgage  loans  sold by  RESIDENTIAL  ASSET  MORTGAGE
                  PRODUCTS, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality  or by Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any
of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one to four family fixed and  adjustable  interest  rate,  first and junior lien  mortgage  loans (the  "Mortgage  Loans") sold by  Residential  Asset  Mortgage
Products,  Inc.  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created  pursuant  to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master Servicer and U.S. Bank National  Association,  as trustee and supplemental interest trust trustee (the "Trustee"
and  "Supplemental  Interest  Trust  Trustee,"  respectively),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day prior to such  Distribution  Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed  to Holders of Class B
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Initial  Certificate  Principal  Balance of this  Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         As described  above,  no transfer of this  Certificate (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the  Depositor and the Master  Servicer  with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement stating that either (i) the  transferee is not an employee  benefit or other plan subject to the prohibited  transaction  provisions of
ERISA or Section 4975 of the Code (each, a "Plan"),  or any Person  (including,  without  limitation,  an investment  manager,  a named fiduciary  or a  trustee  of any Plan) who is using  plan  assets,  within  the  meaning  of the  U.S. Department  of Labor  regulation promulgated at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA,  of any Plan (each,  a "Plan  Investor") to effect such acquisition or (ii) such  transferee is an insurance  company,  the source of funds used to purchase or hold this  Certificate  (or any interest  herein) is an "insurance  company  general  account" (as defined in U.S.  Department of Labor  Prohibited  Transaction  Class
Exemption  ("PTCE")  95-60) and the  conditions  set forth in Sections I and III of PTCE 95-60 have been satisfied or (b) an opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer to the effect that the purchase and holding of this  Certificate  is  permissible  under  applicable  law,  will not  constitute or result in a non-exempt prohibited  transaction  under  Section 406  of  ERISA  or  Section 4975  of the  Code  (or  comparable  provisions  of any  subsequent enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability  (including obligations or liabilities  under ERISA or  Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the
Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 ______________________________________________________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________  for the account of _____________________________________________________________________________________
account number  ______________________________________ or, if mailed by check, to  __________________________________________________.

         Applicable statements should be mailed to: _________________________________________________________________________________.

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                 EXHIBIT C-3

                                       FORM OF PERMANENT REGULATION S GLOBAL CLASS B CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES  [AND CLASS B CERTIFICATE]  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE
"CODE").

         NO TRANSFER OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  THE
TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE MASTER SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A
NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER  SERVICER,  THE
DEPOSITOR OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER ERISA OR  SECTION 4975  OF THE
CODE) IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN  EXPENSE OF THE  TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. B-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  November 1, 2006                          [Fixed Pass-Through Rate]
First Distribution Date:  December __, [20__]                Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Company, LLC                             Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

CUSIP:                                                       Certificate No. B

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EFC2

                  evidencing a percentage  interest in the  distributions  allocable to the Class B Certificates  with respect to a Trust Fund  consisting  primarily of a pool of one-to-four  family fixed and adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality  or by Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any
of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one to four family fixed and  adjustable  interest  rate,  first and junior lien  mortgage  loans (the  "Mortgage  Loans") sold by  Residential  Asset  Mortgage
Products,  Inc.  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created  pursuant  to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master Servicer and U.S. Bank National  Association,  as trustee and supplemental interest trust trustee (the "Trustee"
and  "Supplemental  Interest  Trust  Trustee,"  respectively),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day prior to such  Distribution  Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed  to Holders of Class B
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         ***Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency appointed by the Trustee for that  purpose  in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal  Balance of this  Certificate  is set forth  above.  The
Certificate  Principal  Balance hereof will be reduced to the extent of  distributions  allocable to principal and any Realized  Losses allocable hereto.

   As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the  transferee  provides the
Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to  Section 5.02(e) of the Agreement stating that either (i) the transferee is not an employee  benefit or other plan subject to the prohibited  transaction  provisions of ERISA or
Section 4975 of the Code (each, a "Plan"), or any Person (including,  without  limitation,  an investment manager, a named fiduciary or a trustee  of any Plan) who is using plan  assets,  within  the  meaning of the  U.S. Department  of Labor  regulation  promulgated  at
29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA,  of any Plan (each, a "Plan  Investor") to effect such  acquisition or
(ii) such transferee is an insurance  company,  the source of funds used to purchase or hold this  Certificate (or any interest herein)
is an "insurance  company general account" (as defined in U.S.  Department of Labor  Prohibited  Transaction  Class Exemption  ("PTCE")
95-60) and the conditions  set forth in Sections I and III of PTCE 95-60 have been  satisfied or (b) an  opinion of counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master  Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in a non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975  of the Code) in addition to those  undertaken in the  Agreement,  which opinion of counsel shall not be an expense of the
Trustee, the Depositor or the Master Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the
Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              EXHIBIT D-1

                                             FORM OF RULE 144A GLOBAL CLASS SB CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A,  CLASS M AND CLASS B CERTIFICATES  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED BELOW).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST BELOW.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 AS AMENDED (THE
"CODE").

         NO TRANSFER OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  THE
TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE MASTER SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A
NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER  SERVICER,  THE
DEPOSITOR OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER ERISA OR  SECTION 4975  OF THE
CODE) IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN  EXPENSE OF THE  TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER, OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  AND
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  November 1, 2006
First Distribution Date:  December __, [20__]                Notional Amount
                                                             of the Class SB Certificates:
                                                             $___________________________
Master Servicer:                                             Notional Amount
Residential Funding Company LLC                              of this Class SB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EFC2

                  evidencing a percentage  interest in the distributions  allocable to the Class SB  Certificates with respect to a Trust Fund  consisting  primarily of a pool of  conventional  one-to-four  family fixed and  adjustable  interest  rate,  first lien  mortgage  loans  sold by  RESIDENTIAL  ASSET  MORTGAGE
                  PRODUCTS, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee referred to below or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by
Residential Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one to four family fixed and  adjustable  interest  rate,  first and junior lien  mortgage  loans (the  "Mortgage  Loans") sold by  Residential  Asset  Mortgage
Products,  Inc.  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created  pursuant  to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master Servicer and U.S. Bank National  Association,  as trustee and supplemental interest trust trustee (the "Trustee"
and  "Supplemental  Interest  Trust  Trustee,"  respectively),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day prior to such  Distribution  Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to Holders of Class SB
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB Certificate as of any date of  determination  will be calculated as described in the  Agreement.  This Class SB  Certificate  as of any date of  determination  will be  calculated  as described in the
Agreement.  This Class SB  Certificate  will accrue  interest at the  Pass-Through  Rate on the  Notional  Amount as  indicated  in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB Certificate  will not accrue  interest on its Certificate
Principal Balance.

         As described  above,  no transfer of this  Certificate (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the  Depositor and the Master  Servicer  with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement stating that the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or
Section 4975 of the Code (each, a "Plan"),  or any Person (including,  without  limitation,  an insurance company investing its general account,  an  investment  manager,  a named  fiduciary  or a trustee of any Plan) who is using plan  assets,  within the meaning of the
U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA, of any Plan (each, a
"Plan Investor") to effect such acquisition,  or (b) an opinion of counsel acceptable to and in form and substance  satisfactory to the
Trustee,  the Depositor and the Master  Servicer to the effect that the purchase and holding of this  Certificate is permissible  under applicable  law, will not constitute or result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the Trustee,  the  Depositor or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  opinion of counsel  shall not be an expense of the Trustee,  the  Depositor or the Master
Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the
Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 ______________________________________________________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________  for the account of _____________________________________________________________________________________
account number  ______________________________________ or, if mailed by check, to  __________________________________________________.

         Applicable statements should be mailed to: _________________________________________________________________________________.

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                              EXHIBIT D-2

                                      FORM OF TEMPORARY REGULATION S GLOBAL CLASS SB CERTIFICATE

         THIS  CERTIFICATE  IS A TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE  FOR  PURPOSES OF  REGULATION  S UNDER THE UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  NEITHER THIS TEMPORARY  REGULATION S GLOBAL CLASS B CERTIFICATE  NOR ANY INTEREST
HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE POOLING AND SERVICING AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST BELOW.

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A,  CLASS M AND CLASS B CERTIFICATES  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE
"CODE").

         NO TRANSFER OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  THE
TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE MASTER SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A
NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER  SERVICER,  THE
DEPOSITOR OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER ERISA OR  SECTION 4975  OF THE
CODE) IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN  EXPENSE OF THE  TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  November 1, 2006
First Distribution Date:  December __, [20__]                Notional Amount
                                                             of the Class SB Certificates:
                                                             $___________________________
Master Servicer:                                             Notional Amount
Residential Funding Company, LLC                             of this Class SB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EFC2

                  evidencing a percentage  interest in the distributions  allocable to the Class SB  Certificates with respect to a Trust Fund  consisting  primarily of a pool of one-to-four  family fixed and adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee referred to below or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by
Residential Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one to four family fixed and  adjustable  interest  rate,  first and junior lien  mortgage  loans (the  "Mortgage  Loans") sold by  Residential  Asset  Mortgage
Products,  Inc.  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created  pursuant  to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master Servicer and U.S. Bank National  Association,  as trustee and supplemental interest trust trustee (the "Trustee"
and  "Supplemental  Interest  Trust  Trustee,"  respectively),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day prior to such  immediately  following (the  "Distribution  Date"),  commencing as described in the
Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the  Business  Day prior to such
Distribution  Date (the  "Record  Date"),  from the  related  Available  Distribution  Amount in an amount  equal to the product of the
Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to
Holders of Class SB Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB Certificate as of any date of  determination  will be calculated as described in the Agreement.  This Class SB  Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional  Amount as
indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB Certificate  will not accrue interest on its Certificate Principal Balance.

         As described  above,  no transfer of this  Certificate (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the  Depositor and the Master  Servicer  with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement stating that the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or
Section 4975 of the Code (each, a "Plan"),  or any Person (including,  without  limitation,  an insurance company investing its general account,  an  investment  manager,  a named  fiduciary  or a trustee of any Plan) who is using plan  assets,  within the meaning of the
U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA, of any Plan (each, a
"Plan Investor") to effect such acquisition,  or (b) an opinion of counsel acceptable to and in form and substance  satisfactory to the
Trustee,  the Depositor and the Master  Servicer to the effect that the purchase and holding of this  Certificate is permissible  under applicable  law, will not constitute or result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the Trustee,  the  Depositor or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  opinion of counsel  shall not be an expense of the Trustee,  the  Depositor or the Master
Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the
Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 ______________________________________________________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________  for the account of _____________________________________________________________________________________
account number  ______________________________________ or, if mailed by check, to  __________________________________________________.

         Applicable statements should be mailed to: _________________________________________________________________________________.

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                              EXHIBIT D-3

                                      FORM OF PERMANENT REGULATION S GLOBAL CLASS SB CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A,  CLASS M AND CLASS B CERTIFICATES  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED BELOW).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE
"CODE").

         NO TRANSFER OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  THE
TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE MASTER SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A
NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER  SERVICER,  THE
DEPOSITOR OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER ERISA OR  SECTION 4975  OF THE
CODE) IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN  EXPENSE OF THE  TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB
Date of Pooling and Servicing Agreement                      Percentage Interest: [__]%
and Cut-off Date:  November 1, 2006
First Distribution Date:  December __, [20__]                Notional Amount
                                                             of the Class SB Certificates:
                                                             $___________________________
Master Servicer:                                             Notional Amount
Residential Funding Company, LLC                             of this Class SB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EFC2

                  evidencing a percentage  interest in the distributions  allocable to the Class SB  Certificates with respect to a Trust Fund  consisting  primarily of a pool of one-to-four  family fixed and adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee referred to below or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by
Residential Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one to four family fixed and  adjustable  interest  rate,  first and junior lien  mortgage  loans (the  "Mortgage  Loans") sold by  Residential  Asset  Mortgage
Products,  Inc.  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created  pursuant  to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master Servicer and U.S. Bank National  Association,  as trustee and supplemental interest trust trustee (the "Trustee"
and  "Supplemental  Interest  Trust  Trustee,"  respectively),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day prior to such  Distribution  Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to Holders of Class SB
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB Certificate as of any date of  determination  will be calculated as described in the Agreement.  This Class SB  Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional  Amount as
indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB Certificate  will not accrue interest on its Certificate Principal Balance.

         As described  above,  no transfer of this  Certificate (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the  Depositor and the Master  Servicer  with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement stating that the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or
Section 4975 of the Code (each, a "Plan"),  or any Person (including,  without  limitation,  an insurance company investing its general account,  an  investment  manager,  a named  fiduciary  or a trustee of any Plan) who is using plan  assets,  within the meaning of the
U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA, of any Plan (each, a
"Plan Investor") to effect such acquisition,  or (b) an opinion of counsel acceptable to and in form and substance  satisfactory to the
Trustee,  the Depositor and the Master  Servicer to the effect that the purchase and holding of this  Certificate is permissible  under applicable  law, will not constitute or result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the Trustee,  the  Depositor or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  opinion of counsel  shall not be an expense of the Trustee,  the  Depositor or the Master
Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the
Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 ______________________________________________________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________  for the account of _____________________________________________________________________________________
account number  ______________________________________ or, if mailed by check, to  __________________________________________________.

         Applicable statements should be mailed to: _________________________________________________________________________________.

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                               EXHIBIT E

                                                    FORM OF CLASS R-__ CERTIFICATE

THE CLASS R-__  CERTIFICATE  WILL NOT BE  ENTITLED  TO PAYMENTS  CONSTITUTING  THE  AVAILABLE  DISTRIBUTION  AMOUNT  UNTIL SUCH TIME AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE SECURITIES LAWS OF ANY
STATE  AND MAY NOT BE  RESOLD OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH
THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

   NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE PROVIDES THE TRUSTEE, THE
DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO  SECTION 5.02(e)  OF THE AGREEMENT OR (B) AN OPINION OF
COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE MASTER SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT
THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED  TRANSACTION  UNDER  SECTION 406  OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF  1974,  AS  AMENDED  ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER  SERVICER,  THE
DEPOSITOR OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER ERISA OR  SECTION 4975  OF THE
CODE) IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN  EXPENSE OF THE  TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A TRANSFER
AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE THAT  (1) SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY STATE OR POLITICAL
SUBDIVISION  THEREOF,  ANY  FOREIGN  GOVERNMENT,  ANY  INTERNATIONAL  ORGANIZATION,  OR ANY  AGENCY  OR  INSTRUMENTALITY  OF ANY OF THE
FOREGOING,  (B) ANY  ORGANIZATION (OTHER THAN A COOPERATIVE  DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED
BY CHAPTER 1 OF THE CODE UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED BY  SECTION 511  OF THE CODE,  (C) ANY  ORGANIZATION
DESCRIBED IN  SECTION 1381(a)(2)(C) OF  THE CODE,  (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B) OR  (C) BEING  HEREIN
REFERRED TO AS A "DISQUALIFIED  ORGANIZATION")  OR (D) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO
IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES

CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN
THE CERTIFICATE REGISTER OR ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT
BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS
CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS
OF THIS PARAGRAPH.

Class R-__                                                  Certificate No. __
Date of Pooling and Servicing                               Percentage Interest: __%
Agreement and Cut-off Date:
November 1, 2006
First Distribution Date:                                    Initial Certificate Principal
December [  ], 2006                                         Balance of this Certificate: $______
Master Servicer:
Residential Funding Company, LLC

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EFC2

                  evidencing  a percentage  interest in any  distributions  allocable  to the Class R-__  Certificates with respect to the Trust Fund consisting  primarily of a pool of  conventional  one- to four-family fixed and adjustable  interest rate first lien mortgage loans sold by  RESIDENTIAL  ASSET  MORTGAGE.
                  PRODUCTS, INC.

         This  Certificate  is payable  solely from the assets of the Trust Fund and does not represent an obligation of or interest in
Residential  Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee referred to below or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by
Residential Asset Mortgage  Products,  Inc., the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  ___________ is the registered owner of the Percentage  Interest  evidenced by this Certificate in certain distributions  with respect to the Trust Fund consisting  primarily of a pool of conventional  one- to four-family fixed and adjustable interest rate first lien mortgage loans (the "Mortgage Loans"),  sold by Residential Asset Mortgage Products,  Inc. (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement) among the Depositor,  the Master Servicer and U.S. Bank
National  Association,  as trustee and supplemental  interest trust trustee (the "Trustee" and  "Supplemental  Interest Trust Trustee,"
respectively),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein, the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs (the "Record Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and  principal,  if any, required to be distributed to Holders of Class R-__ Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the  transfer of any Ownership  Interest in this  Certificate will be conditioned upon the delivery to the
Trustee of, among other  things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,  (iii) any
attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person  other than a United  States  Person and a
Permitted  Transferee  acquires any Ownership Interest in this Certificate in violation of such restrictions,  then the Master Servicer will have the right,  in its sole  discretion  and without  notice to the Holder of this  Certificate,  to sell this  Certificate  to a purchaser  selected by the Master Servicer,  which purchaser may be the Master Servicer,  or any affiliate of the  Master Servicer,  on such terms and conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of St. Paul,  Minnesota.  The Holder of this Certificate may have additional  obligations with respect to this Certificate, including tax liabilities.

         No transfer of this Class R-__ Certificate  will be made unless such transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the Depositor may require an opinion of counsel  acceptable to and in form and substance  satisfactory  to the Trustee and the Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor)  from or is being made pursuant to the  registration  requirements  of the Securities Act of 1933, as amended, and of any  applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form described by the
Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trustee,  the Depositor, the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the  Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the  Depositor and the Master  Servicer  with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement stating that the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or
Section 4975 of the Code (each, a "Plan"),  or any Person (including,  without  limitation,  an insurance company investing its general account,  an  investment  manager,  a named  fiduciary  or a trustee of any Plan) who is using plan  assets,  within the meaning of the
U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA, of any Plan (each, a
"Plan Investor") to effect such acquisition,  or (b) an opinion of counsel acceptable to and in form and substance  satisfactory to the
Trustee,  the Depositor and the Master  Servicer to the effect that the purchase and holding of this  Certificate is permissible  under applicable  law, will not constitute or result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the Trustee,  the  Depositor or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  opinion of counsel  shall not be an expense of the Trustee,  the  Depositor or the Master
Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master Servicer   from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including without  limitation  reimbursement to the Depositor and the  Master Servicer  of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the  Master Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the
Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         The obligations  created by the Agreement in respect of these  Certificates and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the  purchase by
Residential  Funding  Company,  LLC or its designee from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding Company,  LLC or its designee (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) subject to the terms of the Agreement,  to purchase in whole, but not in part, all of the related Certificates from the Holders thereof;  provided,  that any such option may only be exercised if the aggregate  Stated  Principal  Balance of the related  Mortgage  Loans, as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Principal  Balance of the related  Mortgage
Loans.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                               as Trustee

                                                     By:
                                                               Authorized Signatory

Dated:

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                               as Certificate Registrar

                                                     By:  _______________________________
                                                               Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 ______________________________________________________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________  for the account of _____________________________________________________________________________________
account number  ______________________________________ or, if mailed by check, to  __________________________________________________.

         Applicable statements should be mailed to: _________________________________________________________________________________.

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                               EXHIBIT F

                                                      FORM OF CUSTODIAL AGREEMENT

                                                          CUSTODIAL AGREEMENT

         THIS CUSTODIAL  AGREEMENT (as amended and supplemented from time to time, the "Agreement"),  dated as of November 29, 2006, by and among U.S. BANK NATIONAL  ASSOCIATION,  as trustee and  supplemental  interest trust trustee  (including  its successors  under the
Pooling  Agreement defined below, the "Trustee" and "Supplemental  Interest Trust Trustee,"  respectively),  RESIDENTIAL ASSET MORTGAGE
PRODUCTS,  INC., as company  (together with any successor in interest,  the "Company"),  RESIDENTIAL  FUNDING  COMPANY,  LLC, as master servicer  (together with any successor in interest or successor under the Pooling Agreement  referred to below, the "Master  Servicer")
and WELLS  FARGO  BANK,  N.A.,  as custodian  (together  with any  successor  in interest or any  successor  appointed  hereunder,  the
"Custodian").

                                                     W I T N E S S E T H T H A T:

         WHEREAS,  the Company,  the Master Servicer and the Trustee have entered into a Pooling and Servicing  Agreement,  dated as of
November 1, 2006,  relating  to the  issuance  of  Residential  Asset  Mortgage  Products,  Inc.,  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series  2006-EFC2 (as in effect on the date of this  Agreement,  the "Original  Pooling  Agreement,"  and as amended and supplemented from time to time, the "Pooling Agreement");

              WHEREAS, the Company and the Master Servicer,  hereby direct the Trustee to appoint Wells Fargo Bank,, N.A. as Custodian,
and

         WHEREAS,  the  Custodian  has agreed to act as agent for the  Trustee  for the  purposes  of  receiving  and  holding  certain documents and other instruments  delivered by the Company and the Master Servicer under the Pooling  Agreement,  all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                                              Definitions

         Capitalized  terms used in this  Agreement  and not defined  herein shall have the meanings  assigned in the Original  Pooling
Agreement, unless otherwise required by the context herein.

ARTICLE II

                                                     Custody of Mortgage Documents

Section 2.1       Custodian to Act as Agent:  Acceptance of Custodial  Files.  The Company and the Master  Servicer,  hereby direct the
Trustee to appoint  Wells  Fargo  Bank,  N.A.  as  Custodian.  The  Custodian,  as the duly  appointed  agent of the  Trustee for these purposes,  acknowledges  receipt of the Custodial Files relating to the Mortgage Loans identified on the schedule  attached hereto (the
"Custodial  Files") and declares that it holds and will hold the Custodial  Files as agent for the Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

Section 2.2       Recordation of Assignments.  If any Custodial File includes one or more  assignments of the related Mortgage Loans to the Trustee that have not been  recorded,  each such  assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the  appropriate  public office for real  property  records,  and the Company,  at no expense to the  Custodian,  shall promptly  cause to be recorded in the  appropriate  public  office for real  property  records each such  assignment  and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3       Review of Custodial Files.

(a)      On or prior to the Closing Date,  the  Custodian  shall  deliver to the Trustee an Initial  Certification  in the form annexed hereto as  Exhibit One  evidencing  receipt of a Custodial  File for each  Mortgage  Loan listed on the Schedule  attached  hereto (the
"Mortgage Loan Schedule").  The parties hereto acknowledge that certain documents referred to in  Subsection 2.01(b)(i) of  the Pooling
Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b)      Within 45 days after the Closing Date, the Custodian agrees, for the benefit of  Certificateholders,  to review each Custodial
File and to  deliver  to the  Trustee an  Interim  Certification  in the form  annexed  hereto as  Exhibit Two  to the effect  that all documents required to be delivered pursuant to  Section 2.01(b) of  the Pooling Agreement have been executed and received and that such documents  relate to the Mortgage  Loans  identified  on the Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.  For purposes of such review,  the Custodian  shall compare the following  information in each
Custodial  File to the  corresponding  information  in the Mortgage  Loan  Schedule:  (i) the loan number,  (ii) the  borrower name and
(iii) the  original  principal  balance.  In the event that any  Mortgage  Note or  Assignment  of Mortgage  has been  delivered to the
Custodian  by the Company in blank,  the  Custodian,  upon the  direction  of the Company,  shall cause each such  Mortgage  Note to be endorsed to the Trustee and each such  Assignment  of Mortgage to be  completed  in the name of the Trustee  prior to the date on which such Interim  Certification is delivered to the Trustee.  Within 45 days of receipt of the documents  required to be delivered pursuant to  Section 2.01(b)  of the Pooling Agreement,  the Custodian agrees,  for the benefit of the  Certificateholders,  to review each such document,  and upon the written  request of the Trustee to deliver to the Trustee an updated  Schedule A to the Interim  Certification.
The Custodian  shall be under no duty or obligation to inspect,  review or examine said documents,  instruments,  certificates or other papers to determine that the same are genuine,  enforceable,  or  appropriate  for the  represented  purpose or that they have actually been  recorded or that they are other than what they purport to be on their face,  or that the MIN is accurate.  If in  performing  the review  required by this  Section 2.3  the  Custodian  finds any document or documents  constituting  a part of a Custodial  File to be missing or defective in respect of the items reviewed as described in this  Section 2.3(b),  the Custodian shall promptly so notify the
Company, the Master Servicer, and the Trustee.

(c)      Upon  receipt of all  documents  required to be in the  Custodial  Files the  Custodian  shall  deliver to the Trustee a Final
Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Custodial Files.

         Upon  receipt of written  request  from the  Trustee,  the  Company or the Master  Servicer,  the  Custodian  shall as soon as practicable  supply the Trustee with a list of all of the documents  relating to the Mortgage Loans  required to be delivered  pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Custodial Files.

Section 2.4       Notification of Breaches of Representations and Warranties.  If the Custodian discovers,  in the course of performing its  custodial  functions,  a breach of a  representation  or warranty  made by the Master  Servicer or the Company as set forth in the
Pooling  Agreement with respect to a Mortgage Loan relating to a Custodial  File, the Custodian shall give prompt written notice to the
Company, the Master Servicer, and the Trustee.

Section 2.5       Custodian to  Cooperate:  Release of Custodial  Files.  Upon the  repurchase  or  substitution  of any Mortgage  Loan pursuant to Article II  of the Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer  shall  immediately notify the Custodian by delivering to the Custodian a Request for Release (in the form of  Exhibit Four  attached  hereto or a mutually acceptable  electronic  form) and shall  request  delivery to it of the Custodial  File.  The  Custodian  agrees,  upon receipt of such
Request  for  Release,  promptly  to release to the Master  Servicer  the  related  Custodial  File.  Upon  written  notification  of a substitution,  the Master  Servicer  shall  deliver to the  Custodian  and the  Custodian  agrees to accept the Mortgage Note and other documents  constituting the Custodial File with respect to any Qualified  Substitute Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

         Upon receipt of a Request for Release from the Master  Servicer,  signed by a Servicing  Officer,  stating that (i) the Master
Servicer or a  Subservicer,  as the case may be, has made a deposit  into the  Certificate  Account in payment for the  purchase of the related  Mortgage Loan in an amount equal to the Purchase  Price for such Mortgage Loan or (ii) the  Company has chosen to substitute a
Qualified  Substitute  Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master  Servicer the related  Custodial
File.

         From time to time as is  appropriate  for the servicing or  foreclosures  of any Mortgage Loan,  including,  for this purpose, collection  under any Primary  Insurance  Policy or any Mortgage  Pool  Insurance  Policy,  the Master  Servicer  shall  deliver to the
Custodian a Request for Release  certifying  as to the reason for such release.  Upon receipt of the  foregoing,  the  Custodian  shall deliver the Custodial File or such document to the Master  Servicer.  All Custodial  Files so released to the Master  Servicer shall be held by it in trust for the Trustee for the use and benefit of all present and future  Certificateholders.  The Master  Servicer  shall cause each  Custodial  File or any document  therein so released to be returned to the  Custodian  when the need therefor by the Master
Servicer no longer exists,  unless (i) the  Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage
Loan have been deposited in the Custodial  Account or (ii) the  Custodial  File or such document has been delivered to an attorney,  or to a public  trustee or other  public  official as required  by law,  for  purposes of  initiating  or pursuing  legal  action or other proceedings for the foreclosure of the Mortgaged  Property either judicially or  non-judicially,  and the Master Servicer has delivered to the Custodian an updated  Request for Release signed by a Servicing  Officer  certifying as to the name and address of the Person to which such  Custodial  File or such document was delivered and the purpose or purposes of such  delivery.  Immediately  upon receipt of any Custodial  File returned to the  Custodian by the Master  Servicer,  the  Custodian  shall deliver a signed  acknowledgment  to the
Master Servicer, confirming receipt of such Custodial File.

         Upon the written  request of the Master  Servicer,  the  Custodian  will send to the  Master Servicer  copies of any documents contained in the Custodial File.

Section 2.6       Assumption  Agreements.  In the event that any assumption agreement or substitution of liability agreement is entered into with  respect to any  Mortgage  Loan  subject  to this  Agreement  in  accordance  with the terms and  provisions  of the  Pooling
Agreement,  the Master  Servicer  shall notify the Custodian  that such  assumption  or  substitution  agreement has been  completed by forwarding to the Custodian the original of such assumption or substitution  agreement,  which shall be added to the related  Custodial
File  and,  for all  purposes,  shall be  considered  a part of such  Custodial  File to the same  extent as all  other  documents  and instruments constituting parts thereof.

ARTICLE III

                                                       Concerning the Custodian

Section 3.1       Custodian a Bailee and Agent of the  Trustee.  With  respect to each  Mortgage  Note,  Mortgage  and other  documents constituting  each  Custodial  File which are  delivered to the  Custodian,  the Custodian is  exclusively  the bailee and agent of the
Trustee and has no  instructions  to hold any Mortgage  Note or Mortgage  for the benefit of any person  other than the Trustee,  holds such  documents  for the  benefit  of the  Certificateholders  and  undertakes  to  perform  such  duties  and only such  duties as are specifically  set forth in this Agreement.  Except upon  compliance  with the provisions of Section 2.5 of this Agreement,  no Mortgage
Note,  Mortgage or other  document  constituting  a part of a Custodial  File shall be delivered by the Custodian to the Company or the
Master Servicer or otherwise released from the possession of the Custodian.

         The Master  Servicer  shall  promptly  notify  the  Custodian  in writing if it shall no longer be a member of MERS,  or if it otherwise  shall no longer be capable of registering  and recording  Mortgage Loans using MERS. In addition,  the Master Servicer shall
(i) promptly  notify the  Custodian in writing  when a MERS  Mortgage  Loan is no longer  registered  with and recorded  under MERS and
(ii) concurrently  with any such deregistration of a MERS Mortgage Loan,  prepare,  execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2       Indemnification.  The  Company  hereby  agrees to  indemnify  and hold the  Custodian  harmless  from and against all claims,  liabilities,  losses,  actions,  suits or  proceedings  at law or in  equity,  or any other  expenses,  fees or charges of any character or nature,  which the  Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement,  including  indemnification of the Custodian against any and all expenses,  including  attorney's fees if counsel for the  Custodian  has been  approved by the Company,  and the cost of defending  any action,  suit or  proceedings  or resisting  any claim.  Notwithstanding  the foregoing,  it is specifically  understood and agreed that in the event any such claim,  liability,  loss, action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act,  negligent  failure to act or willful  misconduct on the part of the Custodian,  or which shall  constitute a willful breach of its duties  hereunder,  the indemnification provisions of this Agreement shall not apply.

Section 3.3       Custodian  May Own  Certificates.  The  Custodian  in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4       Master  Servicer  to Pay  Custodian's  Fees and  Expenses.  The  Master Servicer  covenants  and agrees to pay to the
Custodian from time to time, and the Custodian shall be entitled to,  reasonable  compensation  for all services  rendered by it in the exercise and  performance  of any of the powers and duties  hereunder of the Custodian,  and the Master  Servicer will pay or reimburse the  Custodian  upon its  request for all  reasonable  expenses,  disbursements  and  advances  incurred  or made by the  Custodian  in accordance with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not  regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

Section 3.5       Custodian May Resign:  Trustee May Remove Custodian.  The Custodian may resign from the obligations and duties hereby imposed upon it as such  obligations  and duties relate to its acting as Custodian of the Mortgage  Loans.  Upon  receiving such notice of  resignation,  the Trustee  shall either take custody of the Custodial  Files itself and give prompt notice  thereof to the Company, the Master Servicer and the Custodian,  or promptly  appoint a successor  Custodian by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the  resigning  Custodian and one copy to the  successor  Custodian.  If the Trustee shall not have taken  custody of the  Custodial  Files and no successor  Custodian  shall have been so appointed  and have  accepted  appointment within  30 days  after the  giving  of such  notice of  resignation,  the  resigning  Custodian  may  petition  any court of  competent jurisdiction for the appointment of a successor Custodian.

         The Trustee,  at the direction of the Master  Servicer and the Company,  may remove the Custodian at any time, with or without cause.  In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction  to appoint,  a successor  Custodian hereunder.  Any successor  Custodian  shall be a depository  institution  subject to  supervision  or  examination  by federal or state authority  and shall be able to satisfy the other  requirements  contained in  Section 3.7  and shall be  unaffiliated  with the Master
Servicer or the Company.

         Any  resignation  or removal of the Custodian and  appointment of a successor  Custodian  pursuant to any of the provisions of this  Section 3.5  shall become  effective upon  acceptance of appointment  by the successor  Custodian.  The Trustee shall give prompt notice to the Company  and the Master  Servicer  of the  appointment  of any  successor  Custodian.  No  successor  Custodian  shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

Section 3.6       Merger or  Consolidation  of Custodian.  Any Person into which the Custodian may be merged or converted or with which it may be  consolidated,  or any Person  resulting  from any merger,  conversion or  consolidation  to which the  Custodian  shall be a party,  or any Person  succeeding to the business of the  Custodian,  shall be the successor of the  Custodian  hereunder,  without the execution  or filing  of any  paper or any  further  act on the part of any of the  parties  hereto,  anything  herein to the  contrary notwithstanding;  provided that such  successor is a depository  institution  subject to supervision or examination by federal or state authority and is able to satisfy the other  requirements  contained in Section 3.7 and is unaffiliated  with the Master Servicer or the
Company.

Section 3.7       Representations  of the Custodian.  The Custodian hereby  represents that it is a depository  institution  subject to supervision  or  examination  by a federal or state  authority,  has a combined  capital  and  surplus of at least  $15,000,000  and is qualified to do business in the jurisdictions in which it will hold any Custodial File.

ARTICLE IV

                                                     COMPLIANCE with Regulation AB

Section 4.1       Intent of the Parties;  Reasonableness.  The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate  compliance by the Company with the provisions of Regulation AB and related rules and  regulations of the  Commission.
The Company shall not exercise its right to request delivery of information or other  performance  under these provisions other than in good faith,  or for purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations of the
Commission  under the  Securities  Act and the Exchange  Act.  Each of the parties  hereto  acknowledges  that  interpretations  of the requirements  of Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the  Commission or its staff, consensus among participants in the  mortgage-backed  securities markets,  advice of counsel,  or otherwise,  and agrees to comply with requests  made  by the  Company  in  good  faith  for  delivery  of  information  under  these  provisions  on the  basis  of  evolving interpretations  of Regulation AB. The Custodian shall cooperate  reasonably with the Company to deliver to the Company  (including any of its  assignees or  designees),  any and all  disclosure,  statements,  reports,  certifications,  records and any other  information necessary  in the  reasonable,  good faith  determination  of the  Company  to permit the  Company  to comply  with the  provisions  of
Regulation AB.

Section 4.2       Additional Representations and Warranties of the Custodian.

(a)      The  Custodian  hereby  represents  and warrants  that the  information  set forth under the caption  "Pooling  and  Servicing
Agreement--General--Custodial  Arrangements"  (the "Custodian  Disclosure") in the Preliminary  Prospectus  Supplement dated November 17,
2006,  as supplemented  by the  Preliminary  Supplement to Preliminary  Prospectus  Supplement,  dated November 17, 2006, and the Final
Prospectus  Supplement  dated,  November 22, 2006,  relating to the  Certificates  does not contain any untrue  statement of a material fact or omit to state a material  fact  required to be stated  therein or necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading.

(b)      The  Custodian  shall be deemed to  represent  to the Company as of the date hereof and on each date on which  information  is provided to the Company under  Section 4.3  that,  except as disclosed in writing to the Company  prior to such date:  (i) there are no aspects of its financial  condition  that could have a material  adverse effect on the  performance by it of its Custodian  obligations under this  Agreement or any other  Securitization  Transaction  as to which it is the  custodian;  (ii) there are no material legal or governmental  proceedings  pending (or known to be  contemplated)  against it; and (iii) there are no  affiliations,  relationships  or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity,  servicer,  trustee,  originator, significant  obligor,  enhancement or support  provider or other material  transaction  party (as such terms are used in Regulation AB)
relating to the Securitization  Transaction  contemplated by the Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

(c)      If so requested by the Company on any date  following  the Closing  Date,  the  Custodian  shall,  within five  Business  Days following  such  request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph (a) of this
Section or,  if any such  representation and warranty is not accurate as of the date of such confirmation,  provide reasonably adequate disclosure of the pertinent  facts,  in writing,  to the  requesting  party.  Any such request from the Company shall not be given more than once each calendar quarter,  unless the Company shall have a reasonable basis for a determination that any of the  representations and warranties may not be accurate.

Section 4.3       Additional  Information to Be Provided by the Custodian.  For so long as the Certificates  are  outstanding,  for the purpose of  satisfying  the  Company's  reporting  obligation  under the Exchange Act with  respect to any class of  Certificates,  the
Custodian  shall  (a) notify  the  Company in writing of any  material  litigation  or  governmental  proceedings  pending  against the
Custodian  that would be material to  Certificateholders,  and (b) provide to the Company a written  description  of such  proceedings.
Any  notices  and  descriptions  required  under  this  Section 4.3  shall be  given no later  than  five  Business  Days  prior to the
Determination  Date  following the month in which the Custodian has knowledge of the occurrence of the relevant  event.  As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K with respect to the  Certificates,  the Custodian  will be deemed to represent that any information  previously  provided under this Section 4.3,  if any, is materially correct and does not have any material omissions unless the Custodian has provided an update to such information.

Section 4.4       Report on Assessment of Compliance and  Attestation.  On or before March 15 of each calendar year commencing in 2007, the Custodian shall:

(a)      deliver to the Company a report (in form and substance  reasonably  satisfactory  to the Company)  regarding  the  Custodian's assessment of compliance with the Servicing  Criteria during the  immediately  preceding  calendar year, as required under Rules 13a-18 and 15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB.  Such  report  shall be  addressed  to the  Company and signed by an authorized officer of the Custodian,  and shall address each of the Servicing  Criteria  specified on a certification  substantially in the form of Exhibit Five hereto; and

(b)      deliver to the Company a report of a registered public  accounting firm reasonably  acceptable to the Company that attests to, and  reports  on, the  assessment  of  compliance  made by the  Custodian  and  delivered  pursuant to the  preceding  paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 4.5       Indemnification; Remedies.

(a)      The Custodian  shall indemnify the Company,  each affiliate of the Company,  the Master Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and  Section 20 of the Exchange  Act);  and the  respective  present and former  directors, officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses,  damages, penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)(A)   any untrue  statement of a material fact  contained or alleged to be contained in the  Custodian  Disclosure and any information,  report, certification,  accountants' attestation or other material provided under this Article IV by or on behalf of the  Custodian  (collectively,  the  "Custodian  Information"),  or (B) the omission or alleged  omission to state in the  Custodian
Information a material fact required to be stated in the Custodian  Information or necessary in order to make the  statements  therein, in the light of the circumstances under which they were made, not misleading; or

         (ii)     any failure by the Custodian to deliver any information,  report,  certification,  accountants'  attestation or other material when and as required under this Article IV.

(b)      In the case of any failure of performance  described in clause (ii) of Section 4.5(a),  the Custodian shall promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information,  report,  certification,  accountants'
letter or other material not delivered as required by the Custodian.

ARTICLE V

                                                       Miscellaneous Provisions

Section 5.1       Notices.  All notices,  requests,  consents and demands and other  communications  required  under this  Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise  specifically  provided, may be delivered personally,  by telegram or telex, or by registered or certified mail, postage prepaid,  return receipt requested,  at the addresses  specified on the signature  page hereof (unless  changed by the  particular  party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

Section 5.2       Amendments.  No modification  or amendment of or supplement to this Agreement shall be valid or effective  unless the same is in writing and signed by all parties hereto,  and none of the Company,  the Master Servicer or the Trustee shall enter into any amendment  hereof  except as  permitted  by the  Pooling  Agreement.  The  Trustee  shall give prompt  notice to the  Custodian  of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

Section 5.3       GOVERNING  LAW. THIS  AGREEMENT  SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE
CONSTRUED  AND ENFORCED IN ACCORDANCE  WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK  (WITHOUT  REGARD TO THE CONFLICTS OF LAW
PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 5.4       Recordation  of Agreement.  To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all appropriate  public offices for real property records in all the counties or other comparable  jurisdictions in which any or all of the  properties  subject to the  Mortgages  are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation  to be effected by the Master  Servicer and at its expense on direction by the Trustee  (pursuant to the request of holders of  Certificates  evidencing  undivided  interests in the  aggregate of not less than 25% of the Trust Fund),  but only upon  direction accompanied  by an Opinion of Counsel  reasonably  satisfactory  to the Master  Servicer  to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of facilitating  the  recordation of this Agreement as herein provided and for other purposes,  this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 5.5       Severability of Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                                                       [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                        U.S. BANK NATIONAL ASSOCIATION,
                                                                as Trustee
U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107                                             By:
                                                                         Name:
Attn: Structured Finance/RAMP Series 2006-EFC2                           Title:

Address:                                                        RESIDENTIAL ASSET MORTGAGE
                                                                PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                                By:
                                                                         Name:
                                                                         Title:

Address:                                                        RESIDENTIAL FUNDING COMPANY, LLC, a Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                                    By:
                                                                         Name:
                                                                         Title:

Address:                                                        WELLS FARGO BANK, N.A.

Mortgage Document Custody
One Meridian Crossings - Lower Level
Richfield, Minnesota 55423                                      By:
                                                                         Name:
                                                                         Title:

                                         )
                                         )ss.:
                                         )

                  On the _____ day of ___________________,  2006, before me, a notary public in and for said State, personally appeared
____________________________,  known to me to be a  _____________________________  of U.S. Bank National Association, that executed the within  instrument,  and also  known to me to be the  person  who  executed  it on  behalf of said  national  banking  association  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                       ____________________________
                                                                                        Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

                  On the _____ day of  ________________,  2006, before me, a notary public in and for said State,  personally  appeared
_____________________________,  known  to me to be a  Vice  President  of  Residential  Asset  Mortgage  Products,  Inc.,  one  of  the
corporations  that  executed  the  within  instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                       ______________________________
                                                                                        Notary Public
[Notarial Seal]

STATE OF MINNESOTA         )
                                    ) ss.:
COUNTY OF HENNEPIN         )

                  On the _____ day of  _______________,  2006, before me, a notary public in and for said State,  personally  appeared,
_____________________________,  known to me to be an Associate of  Residential  Funding  Company,  LLC,  one of the  corporations  that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                                ________________________
                                                                                        Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

                  On the _____ day of __________________,  2006, before me, a notary public in and for said State,  personally appeared
______________________________,  known to me to be an Assistant Vice President of Wells Fargo Bank, N.A., one of the corporations  that executed the within instrument,  and also known to me to be the person who executed it on behalf of said national banking  association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                       ______________________________
                                                                       Notary Public

                                                              EXHIBIT ONE

                                                           FORM OF CUSTODIAN
                                                         INITIAL CERTIFICATION

                                                              _______________________, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attention: Structured Finance/RAMP Series 2006-EFC2

                           Re:      Custodial  Agreement,  dated as of November 29, 2006, by and among U.S. Bank National  Association,
                                    Residential Asset Mortgage Products,  Inc.,  Residential Funding Company, LLC and Wells Fargo Bank,
                                    N.A., relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC2

Ladies and Gentlemen:

                  In accordance  with  Section 2.3 of the  above-captioned  Custodial  Agreement,  and subject to  Section 2.02  of the
Pooling Agreement,  the undersigned,  as Custodian,  hereby certifies that it has received a Custodial File (which contains an original
Mortgage  Note  or an  original  Lost  Note  Affidavit  with  a  copy  of  the  related  Mortgage  Note)  to  the  extent  required  in
Section 2.01(b) of  the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule,  with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              WELLS FARGO BANK, N.A.

                                                              By:
                                                              Name:
                                                              Title:

                                                              EXHIBIT TWO

                                                FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                              _______________________, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attention: Structured Finance/RAMP Series 2006-EFC2

                           Re:      Custodial  Agreement,  dated as of November 29, 2006, by and among U.S. Bank National  Association,
                                    Residential Asset Mortgage Products,  Inc.,  Residential Funding Company, LLC and Wells Fargo Bank,
                                    N.A., relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC2

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby certifies  that it has received a Custodial  File to the extent  required  pursuant to  Section 2.01(b) of  the Pooling  Agreement with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule,  and it has reviewed the  Custodial  File and the Mortgage Loan
Schedule and has  determined  that:  all required  documents  have been  executed  and received and that such  documents  relate to the
Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              By:
                                                              Name:
                                                              Title:

                                                             EXHIBIT THREE

                                                 FORM OF CUSTODIAN FINAL CERTIFICATION

                                                              _______________________, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attention: Structured Finance/RAMP Series 2006-EFC2

                           Re:      Custodial  Agreement,  dated as of November 29, 2006, by and among U.S. Bank National  Association,
                                    Residential Asset Mortgage Products,  Inc.,  Residential Funding Company, LLC and Wells Fargo Bank,
                                    N.A., relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC2

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby certifies  that it has received a Custodial  File with respect to each  Mortgage  Loan listed in the Mortgage  Loan Schedule and it has reviewed  the  Custodial  File and the  Mortgage  Loan  Schedule  and has  determined  that:  all  required  documents  referred  to in
Section 2.01(b) of  the Pooling  Agreement  have been  executed  and  received and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan Schedule.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              WELLS FARGO BANK, N.A.

                                                              By:
                                                              Name:
                                                              Title:

                                                             EXHIBIT FOUR

                                                      FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the  referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Company, LLC
Authorized Signature
****************************************************************
TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________
___________________________
Name
___________________________
Title
___________________________
Date

                                                             EXHIBIT FIVE

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian shall address,  at a minimum,  the criteria  identified below as
"Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures  are  instituted to monitor any  performance or other  triggers  and  events of default  in  accordance  with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If  any  material  servicing  activities  are  outsourced  to  third parties,  policies  and  procedures  are  instituted  to monitor the
                     third  party's   performance  and  compliance  with  such  servicing
                     activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any  requirements  in  the  transaction  agreements  to  maintain  a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions  policy is in effect on the
                     party   participating  in  the  servicing  function  throughout  the
                     reporting  period  in  the  amount  of  coverage   required  by  and
                     otherwise  in   accordance   with  the  terms  of  the   transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments  on  pool  assets  are  deposited   into  the   appropriate
                     custodial  bank accounts and related bank clearing  accounts no more than two business days  following  receipt,  or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements  made via wire  transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees  regarding  collections,  cash flows or  distributions,  and any  interest or other fees charged for such advances,  are made,  reviewed  and  approved  as  specified  in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The  related  accounts  for the  transaction,  such as cash  reserve
                     accounts    or    accounts     established     as    a    form    of
                     overcollateralization,   are  separately   maintained   (e.g.,  with
                     respect  to  commingling  of cash) as set  forth in the  transaction
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each  custodial   account  is  maintained  at  a  federally  insured
                     depository  institution as set forth in the transaction  agreements.
                     For  purposes  of  this  criterion,  "federally  insured  depository institution" with respect to a foreign  financial  institution means a foreign financial  institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued  checks  are  safeguarded  so  as to  prevent  unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations   are   prepared   on  a   monthly   basis  for  all
                     asset-backed  securities related bank accounts,  including custodial accounts and related bank clearing accounts.  These  reconciliations are (A)  mathematically  accurate;  (B) prepared  within 30 calendar days after the bank  statement  cutoff date, or such other number of days  specified  in the  transaction  agreements;  (C)  reviewed and
                     approved  by  someone   other  than  the  person  who  prepared  the
                     reconciliation;  and (D) contain explanations for reconciling items.
                     These  reconciling  items are  resolved  within 90 calendar  days of
                     their  original  identification,   or  such  other  number  of  days
                     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports  to  investors,   including  those  to  be  filed  with  the
                     Commission,  are  maintained  in  accordance  with  the  transaction agreements and  applicable  Commission  requirements.  Specifically, such  reports (A) are prepared in  accordance  with  timeframes  and other  terms set forth in the  transaction  agreements;  (B) provide information  calculated  in accordance  with the terms  specified in the  transaction  agreements;  (C) are filed with the  Commission as
                     required  by  its  rules  and   regulations;   and  (D)  agree  with
                     investors'  or  the  trustee's   records  as  to  the  total  unpaid
                     principal  balance  and  number  of  pool  assets  serviced  by  the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors  are  allocated  and remitted in accordance with timeframes,  distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements  made to an investor  are posted  within two  business days to the  servicer's  investor  records,  or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts  remitted to investors  per the investor  reports agree with cancelled  checks,  or other  form of  payment,  or  custodial  bank
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral  or security on pool assets is  maintained as required by           |X|
                     the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related  documents  are  safeguarded  as required by           |X|
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any  additions,  removals  or  substitutions  to the asset  pool are made,  reviewed and approved in  accordance  with any  conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets,  including any payoffs,  made in accordance with the related pool asset  documents are posted to the  servicer's obligor  records  maintained  no more than two  business  days after receipt,  or such other number of days specified in the  transaction agreements,  and  allocated  to  principal,  interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The  servicer's  records  regarding  the pool assets  agree with the servicer's  records with respect to an  obligor's  unpaid  principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes  with  respect to the terms or status of an  obligor's  pool asset (e.g.,  loan  modifications  or re-agings) are made,  reviewed
                     and  approved  by  authorized   personnel  in  accordance  with  the
                     transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss  mitigation  or  recovery  actions  (e.g.,  forbearance  plans, modifications  and deeds in lieu of  foreclosure,  foreclosures  and
                     repossessions,   as  applicable)   are   initiated,   conducted  and
                     concluded in accordance  with the  timeframes or other  requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records  documenting  collection  efforts are maintained  during the
                     period  a  pool  asset  is  delinquent   in   accordance   with  the
                     transaction  agreements.  Such records are  maintained on at least a monthly  basis,  or such other period  specified in the  transaction agreements,  and  describe  the entity's  activities  in  monitoring delinquent pool assets including,  for example, phone calls, letters and payment  rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments  to  interest  rates or rates of return for pool  assets with  variable  rates are  computed  based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding  any funds  held in trust for an  obligor  (such as escrow accounts):  (A) such  funds are  analyzed,  in  accordance  with the obligor's  pool asset  documents,  on at least an annual  basis,  or such other  period  specified  in the  transaction  agreements;  (B)
                     interest  on such  funds  is  paid,  or  credited,  to  obligors  in accordance  with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor  within 30 calendar  days of full  repayment of the related  pool asset,  or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments  made on behalf  of an  obligor  (such as tax or  insurance payments)  are made on or before the related  penalty or  expiration dates,  as  indicated on the  appropriate  bills or notices for such payments,  provided  that  such  support  has been  received  by the servicer at least 30  calendar  days prior to these  dates,  or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late  payment  penalties  in  connection  with any payment to be made on behalf of an obligor are paid from the servicer's  funds and not charged to the  obligor,  unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements  made on behalf of an obligor  are  posted  within two business days to the obligor's  records  maintained by the servicer,
                     or  such  other  number  of  days   specified  in  the   transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies,    charge-offs   and   uncollectible   accounts   are
                     recognized   and  recorded  in  accordance   with  the   transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any  external  enhancement  or  other  support,  identified  in Item
                     1114(a)(1)  through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------

                                                               EXHIBIT G

                                                        MORTGAGE LOAN SCHEDULE

                                                          [On file with RFC]

                                                               EXHIBIT H
                                                     FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the  referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature
****************************************************************
TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.
                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other:

Name  ____________________________

Title  ___________________________

Date  ____________________________

                                                              EXHIBIT I-1

                                               FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

                        [NAME OF OFFICER], being first duly sworn, deposes, represents and warrants as follows:

         1.       That he is  [Title  of  Officer]  of [Name of  Owner]  (record  or  beneficial  owner  of the  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series _______,  Class R[-__] (the "Owner")),  a [savings  institution]  [corporation]  duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

         2.       That the Owner (i) is not and will not be a "disqualified  organization" or an electing large partnership as of [date of transfer] within the meaning of  Sections 860E(e)(5) and  775,  respectively,  of the Internal Revenue Code of 1986, as amended (the
"Code") or an electing large  partnership  under  Section 775(a) of  the Code,  (ii) will  endeavor to remain other than a disqualified organization  for so long as it retains its  ownership  interest in the Class R[-__]  Certificates,  and (iii) is  acquiring  the Class
R[-__]  Certificates  for its own account or for the account of another  Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement.  (For this purpose, a "disqualified  organization" means an electing large partnership  under  Section 775  of the  Code,  the  United  States,  any  state  or  political  subdivision  thereof,  any  agency  or instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and, except for the  Federal Home  Loan  Mortgage  Corporation,  a majority of whose board of directors  is not  selected by any such  governmental entity) or any  foreign  government,  international  organization  or any  agency or  instrumentality  of such  foreign  government  or organization,  any rural electric or telephone  cooperative,  or any organization  (other than certain farmers'  cooperatives)  that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3.       That the  Owner is aware  (i) of  the tax  that  would be  imposed  on  transfers  of  Class R[-__]  Certificates  to disqualified  organizations or electing large partnerships,  under the Code, that applies to all transfers of Class R[-__] Certificates after March 31, 1988;  (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships,  on each such  partnership),  or, if such  transfer  is through an agent  (which  person  includes a broker,  nominee or  middleman)  for a disqualified  organization,  on the agent;  (iii) that the person (other than with respect to transfers to electing large partnerships)
otherwise  liable for the tax shall be relieved of liability for the tax if the  transferee  furnishes to such person an affidavit that the transferee is not a disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge that the affidavit  is false;  and  (iv) that  the Class R[-__]  Certificates  may be  "noneconomic  residual  interests"  within the meaning of
Treasury  regulations  promulgated  pursuant to the Code and that the transferor of a noneconomic  residual interest will remain liable for any taxes due with respect to the income on such residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

         4.       That the Owner is aware of the tax imposed on a  "pass-through  entity"  holding Class R[-__]  Certificates if either the pass-through  entity is an electing large  partnership  under  Section 775 of the Code or if at any time during the taxable year of the  pass-through  entity a disqualified  organization is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment company, a real estate investment trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

         5.       The Owner is either (i) a citizen or resident of the United States,  (ii) a corporation,  partnership or other entity treated as a corporation  or a partnership  for  U.S. federal  income tax purposes and created or organized in or under the laws of the
United States,  any state thereof or the District of Columbia  (other than a partnership  that is not treated as a United States person under any applicable Treasury regulations),  (iii) an estate that is described in  Section 7701(a)(30)(D) of  the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         6.       The Owner hereby  agrees that it will not cause income from the Class R[-__]  Certificates  to be  attributable  to a foreign  permanent  establishment or fixed base (within the meaning of an applicable  income tax treaty) of the Owner of another United
States taxpayer.

         7.       That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates  unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things, in substantially the same form as this  affidavit and  agreement.  The Owner  expressly  agrees that it will not  consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         8.       That the  Owner  has  reviewed  the  restrictions  set  forth on the face of the  Class R[-__]  Certificates  and the provisions  of  Section 5.02(f) of  the Pooling and  Servicing  Agreement  under which the Class  R[-__]  Certificates  were issued (in particular,  clauses (iii)(A) and  (iii)(B) of  Section 5.02(g) which  authorize the Trustee to deliver payments to a person other than the  Owner  and  negotiate  a  mandatory  sale by the  Trustee  in the  event  the  Owner  holds  such  Certificates  in  violation  of
Section 5.02(e)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         9.       That the Owner consents to any additional  restrictions or arrangements that shall be deemed necessary upon advice of counsel  to  constitute  a  reasonable  arrangement  to ensure  that the Class  R[-__]  Certificates  will only be owned,  directly  or indirectly, by an Owner that is not a disqualified organization.

         10.      The Owner's Taxpayer Identification Number is ________________.

         11.      This  affidavit and agreement  relates only to the Class R[-__]  Certificates  held by the Owner and not to any other holder of the Class R[-__]  Certificates.  The Owner understands that the liabilities  described herein relate only to the Class R[-__]
Certificates.

         12.      That no purpose of the Owner  relating to the  transfer of any of the Class  R[-__]  Certificates  by the Owner is or
will be to impede the  assessment  or  collection  of any tax;  in making this  representation,  the Owner  warrants  that the Owner is familiar with (i) Treasury Regulation  Section 1.860E-1(c) and  recent amendments thereto,  effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

         13.      That the Owner has no present  knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard,  the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__]  Certificate  that the Owner intends to pay taxes  associated with holding such Class R[-
__]  Certificate as they become due, fully  understanding  that it may incur tax  liabilities in excess of any cash flows  generated by the Class R[-__] Certificate.

         14.      That the Owner has no present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

         15.      (a)      The Owner is not an employee benefit plan or other plan subject to the prohibited  transaction provisions of the Employee  Retirement  Income Security Act of 1974,  as amended  ("ERISA"),  or  Section 4975  of the Code (each, a "Plan"),  or any
Person (including,  without  limitation,  an insurance company investing its general account,  an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets,"  within the meaning of the  U.S. Department  of Labor  regulation  promulgated at
29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan Investor") to effect such acquisition; or

                  (b)      The Owner has  provided  the  Trustee,  the  Depositor  and the  Master Servicer  with an opinion of counsel acceptable  to and in form and  substance  satisfactory  to the  Trustee,  the  Depositor,  the Master  Servicer to the effect that the purchase  and  holding of Class  R[-__]  Certificates  is  permissible  under  applicable  law,  will not  constitute  or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent enactments)  and will not  subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability  (including obligations  or  liabilities  under ERISA or  Section 4975  of the Code) in addition to those  undertaken  in the Pooling and Servicing
Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Owner hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the
Master  Servicer that the Purchaser will not transfer such  Certificates  to any  transferee  unless either such  transferee  meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument  to be executed on its behalf,  pursuant to the  authority  of its
Board of Directors,  by its [Title of Officer] and its corporate seal to be hereunto attached,  attested by its [Assistant]  Secretary, this ________day of _______________________, 200___.

                                                              [NAME OF OWNER]

                                                              By:
                                                              [Name of Officer]
                                                              [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

         Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this _____ day of __________________, 200 ___.

                                                              NOTARY PUBLIC

                                                              COUNTY OF

                                                              STATE OF

                                                              My Commission expires the _____ day of ______________________, 20__ .

                                                               EXHIBIT 1

DEPARTMENT OF THE TREASURY
Internal Revenue Service
26 CFR Parts 1 and 602
[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY:          This document contains final regulations  relating to safe harbor transfers of noneconomic residual interests in real estate mortgage  investment conduits (REMICs).  The final regulations  provide additional  limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES:   Effective Date: These regulations are effective July 19, 2002.

Applicability Date:        For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

         The collection of information in this regulation is in Sec. 1.860E - 1(c)(5)(ii).  This  information is required to enable the
IRS to verify that a taxpayer is complying with the conditions of this regulation.

         The  collection  of  information  is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

         Comments on the collection of information  should be sent to the Office of Management and Budget,  Attn:  Desk Officer for the
Department of the Treasury,  Office of Information and Regulatory Affairs,  Washington,  DC, 20503, with copies to the Internal Revenue
Service,  Attn: IRS Reports Clearance Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:

         Whether the  collection of  information  is necessary  for the proper  performance  of the  functions of the Internal  Revenue
Service, including whether the information will have practical utility;

         The accuracy of the estimated burden associated with the collection of information (see below);

         How the quality, utility, and clarity of the information to be collected may be enhanced;

         How the burden of complying  with the  collection  of  information  may be minimized,  including  through the  application  of automated  collection  techniques or other forms of  information  technology;  and Estimates of capital or start-up  costs and costs of operation, maintenance, and purchase of service to provide information.

         An agency may not  conduct or sponsor,  and a person is not  required to respond to, a  collection  of  information  unless it displays a valid control number assigned by the Office of Management and Budget.

         The  estimated  total  annual  reporting  burden is 470  hours,  based on an  estimated  number of  respondents  of 470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of information  must be retained as long as their  contents may become  material in the administration of any internal revenue law. Generally,  tax returns and tax return information are confidential,  as required by 26
U.S.C. 6103.

BACKGROUND

         This document  contains  final  regulations  regarding  the proposed  amendments to  26 CFR part 1 under  section 860E  of the
Internal  Revenue Code (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic  REMIC residual interest  meeting the  investigation  and  representation  requirements  may avail itself of the safe harbor by  satisfying  either the formula test or the asset test.

         Final  regulations  governing  REMICs,  issued in 1992,  contain rules  governing the transfer of  noneconomic  REMIC residual interests.  In general, a transfer of a noneconomic  residual interest is disregarded for all tax purposes if a significant  purpose of the  transfer  is to enable the  transferor  to impede the  assessment  or  collection  of tax. A purpose to impede the  assessment  or collection of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

         Under a safe harbor,  the transferor of a REMIC  noneconomic  residual  interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor  conducts a reasonable  investigation of the transferee's  financial condition (the investigation  requirement);  and (2) the  transferor  secures a  representation  from the transferee to the effect that the transferee understands  the tax  obligations  associated  with  holding a residual  interest  and intends to pay those  taxes (the  representation requirement).

         The IRS and Treasury have been concerned that some transferors of noneconomic  residual  interests claim they satisfy the safe harbor even in situations  where the economics of the transfer  clearly  indicate the  transferee is unwilling or unable to pay the tax associated with holding the interest.  For this reason,  on February 7, 2000, the IRS published in the Federal  Register (65 FR 5807) a notice of proposed  rulemaking  (REG-100276-97;  REG-122450-98) designed  to clarify the safe harbor by adding the  "formula  test," an economic test. The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the  anticipated tax liabilities  associated  with holding the residual  interest does not exceed the sum of:  (1) The  present  value of any  consideration given to the  transferee to acquire the interest;  (2) the  present value of the expected  future  distributions  on the interest;  and
(3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

         In  January 2001,  the IRS published  Rev. Proc.  2001-12  (2001-3  I.R.B.  335) to set forth an alternative  safe harbor that taxpayers  could use while the IRS and the  Treasury  considered  comments on the  proposed  regulations.  Under the  alternative  safe harbor,  if a transferor  meets the  investigation  requirement and the  representation  requirement but the transfer fails to meet the formula  test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two- prong test (the asset test).  A transferee generally  meets the  first  prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee's  gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second  prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the  transferor  knows,  or has reason to know,  that the  transferee  will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset  test  fails to be  satisfied  in the case of a  transfer  or  assignment  of a noneconomic  residual  interest  to a foreign  branch of an  otherwise  eligible  transferee.  If such a transfer  or  assignment  were permitted,  a corporate  taxpayer  might seek to claim that the  provisions of an applicable  income tax treaty would  resource  excess inclusion  income as foreign source income,  and that, as a consequence,  any U.S. tax  liability  attributable to the excess inclusion income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess  inclusion
income,   contrary  to  the  congressional  purpose  of  assuring  that  such  income  will  be  taxable  in  all  events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign branches have  attempted to rely on the formula test to obtain safe harbor  treatment in an effort to impede the  assessment  or  collection  of
U.S. tax on excess inclusion income. Accordingly,  the final regulations provide that if a noneconomic residual interest is transferred to a foreign  permanent  establishment or fixed base of a  U.S. taxpayer,  the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section 1.860E  -1(c)(8) provides  computational  rules that a taxpayer  may use to qualify for safe harbor  status  under the formula  test.  Section 1.860E-1(c)(8)(1) provides  that the  transferee  is presumed to pay tax at a rate equal to the highest rate of tax specified in  section 11(b).  Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration  taxpayers subject to the alternative  minimum tax rate. In light of the comments received,  this provision has been amended in the final  regulations to allow certain  transferees  that compute their taxable income using the  alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii) provides  that the  present  values in the formula  test are to be  computed  using a discount  rate equal to the  applicable  Federal  short-term  rate  prescribed by  section 1274(d).  This is a change from the proposed regulation and  Rev. Proc. 2001-12.  In those publications the provision stated that "present values are computed using a discount rate equal to the applicable  Federal rate prescribed in  section 1274(d) compounded  semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an unrelated  third party." The IRS and the Treasury  Department have learned that,  based on this  provision,  certain taxpayers have been attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department  and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary  complexity to the safe harbor. As a result, the rule in the proposed  regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable Federal rate.
To simplify  taxpayers'  computations,  the final  regulations allow use of any of the published  short-term  rates,  provided that the present values are computed with a corresponding  period of compounding.  With the exception of the provisions relating to transfers to foreign branches,  these changes generally have the proposed  applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

         Effect on Other  Documents.  Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is  obsolete for  transfers of  noneconomic  residual interests in REMICs occurring on or after August 19, 2002.

SPECIAL ANALYSES

         It is hereby  certified that these  regulations will not have a significant  economic impact on a substantial  number of small entities.  This  certification  is based on the fact that it is unlikely  that a substantial  number of small  entities will hold REMIC residual interests.  Therefore,  a Regulatory  Flexibility  Analysis under the Regulatory  Flexibility Act (5 U.S.C.  chapter 6) is not required.  It has been  determined  that this Treasury  decision is not a significant  regulatory  action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections 553(b) and  553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

DRAFTING INFORMATION

         The  principal  author of these  regulations  is Courtney  Shepardson.  However,  other  personnel  from the IRS and  Treasury
Department participated in their development.

LIST OF SUBJECTS

         26 CFR Part 1

                  Income taxes, Reporting and record keeping requirements.

         26 CFR Part 602

                  Reporting and record keeping requirements.

                  Adoption of Amendments to the Regulations.

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805

                                                                     * * *

                                                              EXHIBIT I-2

                                                    FORM OF TRANSFEROR CERTIFICATE

                                                              __________________, 200__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-EFC2

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2006-EFC2, Class R-[     ]

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _______________________________  (the "Seller") to
_______________________________  (the "Purchaser") of $_____________  Initial  Certificate  Principal Balance of Mortgage  Asset-Backed
Pass-Through Certificates,  Series 2006-EFC2, Class R-[__] (the "Certificates"),  pursuant to Section 5.02 of the Pooling and Servicing
Agreement  (the "Pooling and Servicing  Agreement"),  dated as of November 1, 2006 among  Residential  Asset Mortgage  Products,  Inc., as seller (the "Company"),  Residential Funding Company, LLC, as master servicer,  and U.S. Bank National  Association,  as trustee and supplemental  interest trust trustee (the "Trustee" and  "Supplemental  Interest Trust Trustee,"  respectively).  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Seller  hereby  certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or
will be to impede the assessment or collection of any tax.

                  2.       The Seller  understands  that the Purchaser has delivered to the Trustee and the Master  Servicer a transfer affidavit  and  agreement  in the form  attached to the Pooling and  Servicing  Agreement as  Exhibit I-1.  The Seller does not know or believe that any representation contained therein is false.

                  3.       The Seller has at the time of the transfer conducted a reasonable  investigation of the financial  condition of the Purchaser as contemplated by Treasury Regulations  Section 1.860E-1(c)(4)(i) and,  as a result of that investigation, the Seller has  determined  that the  Purchaser  has  historically  paid its debts as they  become due and has found no  significant  evidence  to indicate  that the  Purchaser  will not  continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class R  Certificate  may not be  respected  for United  States  income tax  purposes  (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4.       The Seller has no actual  knowledge  that the proposed  Purchaser is not both a United  States  Person and a
Permitted Transferee.

                                                              Very truly yours,

                                                              (Seller)

                                                              By: ____________________________________
                                                              Name:
                                                              Title:

                                                               EXHIBIT J

                                                FORM OF INVESTOR REPRESENTATION LETTER

                                         ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-EFC2

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2006-EFC2, [Class SB]

Ladies and Gentlemen:

                  _________________________  (the  "Purchaser")  intends to purchase from  ___________________________  (the  "Seller")
$_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-EFC2,  Class SB
(the  "Certificates"),  issued  pursuant to the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of
November 1, 2006 among Residential  Asset Mortgage  Products,  Inc., as seller (the "Company"),  Residential  Funding Company,  LLC, as
master servicer (the "Master Servicer"),  and U.S. Bank National  Association,  as trustee and supplemental interest trust trustee (the
"Trustee" and  "Supplemental  Interest Trust Trustee,"  respectively).  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser hereby certifies,  represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                           1.       The Purchaser  understands  that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933,  as amended (the "Act") or any state  securities law,  (b) the Company is not required to so register or qualify the  Certificates,  (c) the  Certificates may be resold only if registered and qualified  pursuant  to the  provisions  of the  Act or any  state  securities  law,  or if an  exemption  from  such registration and qualification is available,  (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                           2.       The Purchaser is acquiring the  Certificates for its own account for investment only and not with a view to or for sale in  connection  with any  distribution  thereof in any manner  that would  violate the Act or any applicable state securities laws.

                           3.       The Purchaser is (a) a substantial,  sophisticated institutional investor having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the  Certificates,  such that it is capable of evaluating  the merits and risks of  investment  in the  Certificates,
                  (b) able to bear the economic  risks of such an investment  and (c) an  "accredited  investor"  within the meaning of
                  Rule 501(a) promulgated pursuant to the Act.

                           4.       The Purchaser has been  furnished  with,  and has had an  opportunity  to review (a) [a copy of the
                  Private  Placement  Memorandum,  dated  ___________________,  20__,  relating to the Certificates  (b)] a copy of the
                  Pooling and Servicing  Agreement and [b] [c] such other information  concerning the Certificates,  the Mortgage Loans and the  Company as has been  requested  by the  Purchaser  from the  Company or the  Seller and is  relevant  to the
                  Purchaser's  decision to purchase the  Certificates.  The Purchaser  has had any  questions  arising from such review answered by the Company or the Seller to the  satisfaction  of the Purchaser.  [If the Purchaser did not purchase the
                  Certificates from the Seller in connection with the initial  distribution of the Certificates and was provided with a copy of the Private Placement  Memorandum (the  "Memorandum")  relating to the original sale (the "Original Sale") of the Certificates by the Company,  the Purchaser  acknowledges  that such Memorandum was provided to it by the Seller, that the Memorandum  was prepared by the Company solely for use in connection  with the Original Sale and the Company did not  participate in or facilitate in any way the purchase of the  Certificates  by the Purchaser from the Seller, and the  Purchaser  agrees that it will look solely to the Seller and not to the Company  with respect to any damage, liability,  claim or expense arising out of,  resulting from or in connection with (a) error or omission,  or alleged error or omission,  contained in the Memorandum, or (b) any information,  development or event arising after the date of the Memorandum.]

                           5.       The  Purchaser  has not and will not nor has it  authorized  or will it  authorize  any  person  to
                  (a) offer,  pledge,  sell, dispose of or otherwise  transfer any Certificate,  any interest in any Certificate or any other similar security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition of other transfer of any  Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c) otherwise approach or negotiate with respect to any Certificate,  any interest in any Certificate or any other similar  security with any person in any manner,  (d) make any general  solicitation by means of general advertising  or in any other manner or (e) take any other action,  that (as to any of  (a) through  (e) above)  would constitute a distribution  of any  Certificate  under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state  securities law, or that would require  registration or  qualification pursuant thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                           6.       The Purchaser  hereby  certifies,  represents and warrants to, and covenants with the Trustee,  the
                  Company and the Master Servicer that the following statements in (a) or (b) are correct:

                                    (a)     The  Purchaser  is not an employee  benefit  plan or other plan  subject to the  prohibited transaction  provisions of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or
                           Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code") (each, a "Plan"),  or any Person
                           (including,  without limitation,  an insurance company investing its general account, an investment manager, a named  fiduciary  or a  trustee  of any  Plan) who is using  "plan  assets,"  within  the  meaning  of the
                           U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of
                           ERISA, of any Plan (each, a "Plan Investor"), to effect such acquisition; or

                                    (b)     The  Purchaser  has  provided  the  Trustee,  the Company and the Master  Servicer  with an opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee, the Company and the
                           Master Servicer  to the effect  that the  purchase  and holding of the  Certificates  is  permissible  under applicable law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of
                           ERISA or  Section 4975  of the Code (or  comparable  provisions of any subsequent  enactments)  and will not subject  the  Trustee,  the  Company  or the  Master Servicer  to any  obligation  or  liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the
                           Pooling and  Servicing  Agreement,  which  opinion of counsel  shall not be an expense of the  Trustee,  the
                           Company or the Master Servicer.

           In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Trustee,  the Company and the Master  Servicer that the  Purchaser  will not transfer the  Certificates  to any  transferee  unless such  transferee  meets the requirements set forth in either (a) or (b) above.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:  _______________________________________
                                                              Name:
                                                              Title:

                                                               EXHIBIT K

                                               FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                 ____________ , 20

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-EFC2

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2006-EFC2, [Class SB]

Ladies and Gentlemen:

                  In connection with the sale by _______________________(the "Seller") to  ______________(the "Purchaser") of $ _______
Initial  Certificate  Principal  Balance  of  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series  2006-EFC2,  Class  SB  (the
"Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),  dated as of November
1, 2006 among  Residential  Asset Mortgage  Products,  Inc., as seller (the "Company"),  Residential  Funding  Company,  LLC, as master servicer,  and U.S. Bank National  Association,  as trustee and  supplemental  interest trust trustee (the "Trustee" and  "Supplemental
Interest Trust Trustee,"  respectively).  The Seller hereby certifies,  represents and warrants to, and covenants with, the Company and the Trustee that:

                  Neither  the  Seller nor  anyone  acting on its behalf has  (a) offered,  pledged,  sold,  disposed  of or  otherwise transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate or any other  similar  security  from any  person in any  manner,  (c) has  otherwise  approached  or  negotiated  with  respect to any
Certificate,  any interest in any  Certificate  or any other similar  security with any person in any manner,  (d) has made any general solicitation  by means of  general  advertising  or in any  other  manner,  or  (e) has  taken  any  other  action,  that (as to any of
(a) through  (e) above) would constitute a distribution of the  Certificates  under the Securities Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would  require registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence  with respect to any Certificate.  The Seller has not and will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                                         Very truly yours,

                                         (Seller)

                                         By: ________________________________________
                                         Name:
                                         Title:

                                                               EXHIBIT L

                                              TEXT OF AMENDMENT TO POOLING AND SERVICING
                                             AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                                           LIMITED GUARANTY

                                                             ARTICLE XIII

                                        Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section 13.01.  Subordinate Certificate Loss Coverage; Limited Guaranty.  (a) Subject to subsection (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the related  Determination  Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any  reimbursement  pursuant to  Section 4.02(a) on  such Distribution Date for Advances or Subservicer  Advances previously made, (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies which were subsequently  determined to be Excess Special Hazard Losses,  Excess Fraud Losses, Excess Bankruptcy Losses
or  Extraordinary  Losses) and, if so, the Master  Servicer  shall demand  payment from  Residential  Funding of an amount equal to the amount of any Advances or  Subservicer  Advances  reimbursed  pursuant to  Section 4.02(a),  to the extent such Advances or Subservicer
Advances have not been included in the amount of the Realized  Loss in the related  Mortgage  Loan,  and shall  distribute  the same to the Class SB Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b)      Subject to  subsection (c) below,  prior to the later of the third  Business Day prior to each  Distribution
Date or the related  Determination  Date, the Master  Servicer shall  determine  whether any Realized Losses (other than Excess Special
Hazard Losses,  Excess Bankruptcy Losses,  Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class SB Certificates on such Distribution Date pursuant to Section 4.05,  and, if so, the  Master Servicer  shall demand payment from Residential Funding of the  amount of such  Realized  Loss and shall  distribute  the same to the Class SB  Certificateholders  in the same  manner as if such amount  were to be  distributed  pursuant  to  Section 4.02(a);  provided,  however,  that the amount of such  demand in respect of any
Distribution  Date shall in no event be greater than the sum of (i) the  additional amount of Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such  Distribution  Date had such  Realized  Loss or Losses not  occurred  plus
(ii) the amount of the reduction in the Certificate  Principal  Balances of the Class SB  Certificates on such Distribution Date due to such  Realized  Loss or  Losses.  Notwithstanding  such  payment,  such  Realized  Losses  shall be deemed  to have  been  borne by the
Certificateholders  for purposes of  Section 4.05.  Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary Losses allocated to the Class SB Certificates will not be covered by the Subordinate Certificate Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section shall  be made prior to the later of the third  Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written notice thereof to the Trustee.
The maximum amount that  Residential  Funding shall be required to pay pursuant to this Section on any  Distribution  Date (the "Amount
Available")  shall  be  equal  to  the  lesser  of  (X)                   minus  the  sum  of  (i) all  previous  payments  made  under subsections (a) and  (b) hereof  and (ii) all  draws under the Limited  Guaranty  made in lieu of such  payments as described  below in subsection (d) and  (Y) the then outstanding  Certificate Principal Balances of the Class SB Certificates,  or such lower amount as may be established  pursuant to Section 13.02.  Residential  Funding's  obligations as described in this Section are  referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d)      The  Trustee  will  promptly  notify  GMAC LLC of any failure of  Residential  Funding to make any  payments hereunder and shall demand  payment  pursuant to the limited  guaranty (the "Limited  Guaranty"),  executed by GMAC LLC, of Residential
Funding's  obligation  to make  payments  pursuant to this Section,  in an amount equal to the lesser of (i) the  Amount  Available and
(ii) such  required  payments,  by  delivering  to GMAC LLC a written  demand for payment by wire  transfer,  not later than the second
Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant  to this  Section or  amounts  paid under the Limited
Guaranty shall be deposited  directly in the  Certificate  Account,  for  distribution on the  Distribution  Date for such month to the
Class SB Certificateholders.

                  (f)      The Company shall have the option,  in its sole discretion,  to substitute for either or both of the Limited
Guaranty or the Subordinate  Certificate Loss Obligation another instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the Company obtains (subject to the  provisions  of  Section 10.01(f) as  if the  Company  was  substituted  for the  Master Servicer  solely for the  purposes of such provision) an Opinion of Counsel  (which need not be an opinion of Independent  counsel) to the effect that  obtaining such  substitute corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either  (a) any  federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited transactions" under  Section 860(F)(a)(1) of  the Code or on "contributions after the startup date" under  Section 860(G)(d)(1) of  the
Code or  (b) the  Trust  Fund to fail to  qualify  as a REMIC at any  time  that any  Certificate  is  outstanding,  and  (ii) no  such substitution  shall be made unless (A) the  substitute  Limited  Guaranty or Subordinate  Certificate Loss Obligation is for an initial amount not less than the then current Amount  Available and contains  provisions  that are in all material  respects  equivalent to the original Limited Guaranty or Subordinate  Certificate Loss Obligation  (including that no portion of the fees,  reimbursements or other obligations  under any such  instrument  will be borne by the Trust  Fund),  (B) the long term debt  obligations  of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate  Loss Obligation (if not supported by the Limited  Guaranty) shall be rated at least the lesser of (a) the  rating of the long term debt  obligations  of GMAC LLC as of the date of issuance of the Limited  Guaranty and (b) the rating of the long term debt  obligations of GMAC LLC at the date of such  substitution and (C) the Company obtains written confirmation  from each nationally  recognized  credit rating agency that rated the Class SB Certificates at the request of the Company that such  substitution  shall not lower the  rating on the Class SB  Certificates  below the  lesser of  (a) the  then-current  rating assigned to the Class SB Certificates  by such rating agency and (b) the  original rating assigned to the Class SB Certificates by such rating agency.  Any replacement of the Limited Guaranty or Subordinate  Certificate Loss Obligation  pursuant to this  Section shall be accompanied by a written Opinion of Counsel to the substitute  guarantor or obligor,  addressed to the Master Servicer and the Trustee, that such substitute instrument  constitutes a legal, valid and binding obligation of the substitute guarantor or obligor,  enforceable in accordance  with its terms,  and  concerning  such other matters as the Master  Servicer and the Trustee shall  reasonably  request.
Neither the Company,  the  Master Servicer  nor the Trustee  shall be obligated to  substitute  for or replace the Limited  Guaranty or
Subordinate Certificate Loss Obligation under any circumstance.

                  Section 13.02.  Amendments  Relating  to the  Limited  Guaranty.  Notwithstanding  Sections 11.01  or 13.01:  (i) the
provisions of this  Article XIII  may be amended,  superseded or deleted,  (ii) the  Limited  Guaranty or Subordinate  Certificate Loss
Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement which is related or incidental to the matters  described in this Article XIII may be amended in any manner;  in each case by written  instrument  executed or consented to by the Company and  Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional  obligation on, or otherwise  adversely  affect the interests  of, the Master  Servicer or the  Trustee,  as  applicable;  provided  that the Company  shall also obtain a letter from each nationally  recognized  credit rating agency that rated the Class SB Certificates at the request of the Company to the effect that such amendment,  reduction,  deletion or  cancellation  will not lower the rating on the Class SB  Certificates  below the lesser of (a) the then-current  rating assigned to the Class SB  Certificates by such rating agency and (b) the  original rating assigned to the Class SB
Certificates by such rating agency,  unless (A) the Holder of 100% of the Class SB Certificates is Residential  Funding or an Affiliate
of Residential Funding, or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with  Section 11.01(e)  and, provided  further that the Company  obtains  (subject to the provisions of  Section 10.01(f) as  if the Company was substituted for the
Master Servicer solely for the purposes of such provision),  in the case of a material  amendment or supersession (but not a reduction, cancellation or deletion of the Limited  Guaranty or the Subordinate  Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of Independent  counsel) to the effect that any such amendment or supersession  will not cause either (a) any federal tax to be imposed on the Trust  Fund,  including  without  limitation,  any  federal tax  imposed on  "prohibited  transactions"  under
Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.  A copy of any such  instrument  shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                               EXHIBIT M

                                                       FORM OF LIMITED GUARANTY

                                               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                            Mortgage Asset-Backed Pass-Through Certificates
                                                           Series 2006-EFC2

                                                                        ______________, 200__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-EFC2

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Company, LLC, a Delaware limited liability company ("Residential Funding"), an indirect wholly-owned  subsidiary of GMAC LLC, a [New York] limited liability company ("GMAC"),  plans to incur certain obligations as described under  Section 13.01  of the  Pooling  and  Servicing  Agreement  dated as of  November  1, 2006  (the  "Servicing  Agreement"),  among
Residential Asset Mortgage Products,  Inc. (the "Company"),  Residential Funding and U.S. Bank National  Association (the "Trustee" and
"Supplemental  Interest Trust Trustee,"  respectively) as amended by Amendment No. ___ thereto,  dated as of ________,  with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC2 (the "Certificates"); and

                  WHEREAS,  pursuant to Section 13.01 of the Servicing  Agreement,  Residential Funding  agrees to make payments to the
Holders of the Class SB Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances  with respect to the ability of Residential  Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW THEREFORE,  in consideration of the premises herein contained and certain other good and valuable  consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  1.       Provision  of Funds.  (a) GMAC  agrees to  contribute  and deposit in the  Certificate  Account on behalf of
Residential  Funding (or otherwise provide to  Residential Funding,  or to cause to be made available to Residential  Funding),  either directly or through a subsidiary,  in any case prior to the related  Distribution  Date,  such moneys as may be required by Residential
Funding to perform its  Subordinate  Certificate  Loss  Obligation when and as the same arises from time to time upon the demand of the
Trustee in accordance with Section 13.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall  be absolute,  irrevocable and  unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in  Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting  Residential Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have against  Residential  Funding or any other person or by any other fact
or  circumstance.   Notwithstanding  the  foregoing,   GMAC's  obligations  under  clause (a) shall   terminate  upon  the  earlier  of
(x) substitution  for this Limited Guaranty pursuant to  Section 13.01(f) of  the Servicing  Agreement,  or (y) the  termination of the
Trust Fund pursuant to the Servicing Agreement.

                  2.       Waiver.  GMAC hereby  waives any  failure or delay on the part of  Residential  Funding,  the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights  shall not  preclude  any other or further  exercise  of that or any other such  right.  GMAC  further  waives  demand, presentment,  notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty,  including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

                  3.       Modification,  Amendment and Termination.  This Limited Guaranty may be modified, amended or terminated only by the  written  agreement  of GMAC and the  Trustee  and only if such  modification,  amendment  or  termination  is  permitted  under
Section 13.02  of the Servicing  Agreement.  The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the  Servicing  Agreement is not modified or amended in any way that might  affect the  obligations  of GMAC under this Limited
Guaranty without the prior written consent of GMAC.

                  4.       Successor.  Except as otherwise  expressly  provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

                  5.       Governing  Law.  This  Limited  Guaranty  shall be  governed by the laws of the State of  New York,  without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

                  6.       Authorization  and Reliance.  GMAC  understands  that a copy of this Limited  Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing  Agreement and GMAC hereby  authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

                  7.       Definitions.  Capitalized  terms used but not otherwise  defined herein shall have the meaning given them in the Servicing Agreement.

                  8.       Counterparts.  This Limited Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers thereunto duly authorized as of the day and year first above written.

                                                     GMAC LLC

                                                     By:   _______________________________________
                                                     Name:
                                                     Title:

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:
Name:
Title:

RESIDENTIAL ASSET MORTGAGE
    PRODUCTS, INC.

By:
Name:
Title:

                                                               EXHIBIT N

                                     FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                              __________________, 20____

Residential Asset Mortgage
   Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-EFC2

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC2
                           Assignment of Mortgage Loan

Ladies and Gentlemen:

                  This  letter  is  delivered  to you in  connection  with the  assignment  by  _________________  (the  "Trustee")  to
_______________________  (the  "Lender") of  _______________  (the  "Mortgage  Loan")  pursuant to  Section 3.13(d) of  the Pooling and
Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of November 1, 2006 among Residential Asset Mortgage Products,
Inc., as seller (the  "Company"),  Residential Funding  Company,  LLC, as master servicer,  and the Trustee.  All terms used herein and not  otherwise  defined  shall have the  meanings  set forth in the Pooling  and  Servicing  Agreement.  The Lender  hereby  certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

         (i)      the Mortgage  Loan is secured by Mortgaged  Property  located in a  jurisdiction  in which an  assignment  in lieu of satisfaction  is required to preserve  lien  priority,  minimize  or avoid  mortgage  recording  taxes or  otherwise  comply  with,  or facilitate a refinancing under, the laws of such jurisdiction;

         (ii)     the substance of the  assignment  is, and is intended to be, a refinancing  of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         (iii)    the  Mortgage  Loan  following  the  proposed  assignment  will be  modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

         (iv)     such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,

                                                     (Lender)

                                                     By: ____________________________________________________
                                                     Name:
                                                     Title:

                                                               EXHIBIT O

                                              FORM OF RULE 144A INVESTMENT REPRESENTATION

                                        Description of Rule 144A Securities, including numbers:
                                            _______________________________________________
                                            _______________________________________________
                                            _______________________________________________
                                            _______________________________________________

                  The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A  Securities described above to the undersigned buyer (the "Buyer").

                  1. In  connection  with  such  transfer  and in  accordance  with the  agreements  pursuant  to which  the  Rule 144A
Securities  were issued,  the Seller  hereby  certifies  the  following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other  similar  security to, or  solicited  any offer to buy or accept a transfer,  pledge or other  disposition  of the  Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities  under the Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not  offered  the  Rule 144A  Securities  to any  person  other than the Buyer or another  "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer  warrants and represents to, and covenants  with,  the Seller,  the Trustee and the Master  Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"),  dated as of November 1, 2006 among Residential Funding Company,  LLC as Master Servicer  (the "Master Servicer"),  Residential Asset Mortgage Products,  Inc.  as depositor  pursuant to Section 5.02 of the
Agreement and U.S. Bank National  Association,  as trustee and  supplemental  interest trust trustee (the  "Trustee" and  "Supplemental
Interest Trust Trustee," respectively), as follows:

                           a. The Buyer  understands  that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer  considers  itself a substantial,  sophisticated  institutional  investor having such knowledge and  experience in financial and business  matters that it is capable of evaluating  the merits and risks of investment in the
         Rule 144A Securities.

                           c. The  Buyer has been  furnished  with all  information  regarding  the  Rule 144A  Securities  that it has requested from the Seller, the Trustee or the Master Servicer.

                           d. Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed  of the  Rule 144A  Securities,  any  interest in the  Rule 144A  Securities  or any other  similar  security  to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other  similar  security  from,  or otherwise  approached or negotiated  with respect to the
         Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the
         Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the 1933 Act and has completed  either of the forms of  certification  to that effect  attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on  Rule 144A.  The Buyer is acquiring the  Rule 144A  Securities  for its own account or the accounts of other  qualified  institutional  buyers,  understands  that such  Rule 144A  Securities  may be resold,  pledged or transferred only (i) to a person reasonably believed to be a qualified  institutional buyer that purchases for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3.       The Buyer

                           (a)      is not an employee benefit plan or other plan subject to the prohibited  transaction  provisions of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code of
         1986, as amended (the "Code") (each, a "Plan"), or any Person (including,  without limitation,  an insurance company investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the  U.S. Department of Labor regulation  promulgated at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42)
         of ERISA, of any Plan (each, a "Plan Investor"), to effect such acquisition; or

                           (b.)     has  provided  the  Trustee,  the  Depositor  and the  Master  Servicer  with an opinion of counsel acceptable  to and in form and substance  satisfactory  to the Trustee,  the  Depositor and the Master  Servicer to the effect that the purchase and holding of Class SB Certificates is permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any  subsequent  enactments)  and will not subject the Trustee,  the  Depositor or the Master  Servicer to any  obligation  or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing  Agreement,  which  opinion of counsel shall not be an expense of the Trustee,  the Depositor or the
         Master Servicer.

                  4. This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts,  together,  shall constitute one and the same document.

                                                       [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                                         Print Name of Buyer

By:                                                          By:
         Name:                                                        Name:
         Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No.                                                          No.

Date:                                                        Date:

                                                         ANNEX 1 TO EXHIBIT O

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                        [For Buyers Other Than Registered Investment Companies]

         The  undersigned  hereby  certifies  as follows in  connection  with the  Rule 144A  Investment  Representation  to which this
Certification is attached:

         1.       As indicated  below,  the  undersigned  is the President,  Chief  Financial  Officer,  Senior Vice President or other executive officer of the Buyer.

         2.       In connection with purchases by the Buyer, the Buyer is a "qualified  institutional buyer" as that term is defined in
Rule 144A             under            the            Securities            Act            of            1933             ("Rule 144A")
because (i) the Buyer owned and/or invested on a discretionary basis $_____________________ in  securities  (except  for  the  excluded securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated  in accordance  with
Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___     Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan association or similar  institution),
             Massachusetts or similar business trust,  partnership,  or charitable organization described in  Section 501(c)(3) of  the
             Internal Revenue Code.

     ___     Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any State,  territory or the
             District of  Columbia,  the  business of which is  substantially  confined  to banking and is  supervised  by the State or territorial  banking  commission  or similar  official  or is a foreign  bank or  equivalent  institution,  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial  statements,  a copy of which is attached hereto.

     ___     Savings and Loan.  The Buyer (a) is a savings and loan  association,  building  and loan  association,  cooperative  bank, homestead  association or similar  institution,  which is supervised and examined by a State or Federal  authority  having supervision  over any such  institutions  or is a foreign  savings and loan  association  or  equivalent  institution  and
             (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___     Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___     Insurance  Company.  The Buyer is an insurance  company whose primary and predominant  business activity is the writing of insurance or the  reinsuring  of risks  underwritten  by insurance  companies and which is subject to  supervision  by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___     State or Local Plan.  The Buyer is a plan  established  and  maintained  by a State,  its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___     ERISA  Plan.  The Buyer is an  employee  benefit  plan within the  meaning of Title I of the  Employee  Retirement  Income
             Security Act of 1974.

     ___     Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___     SBIC.  The  Buyer is a Small  Business  Investment  Company  licensed  by the  U.S. Small  Business  Administration  under
             Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___     Business  Development  Company.  The Buyer is a business  development  company  as defined  in  Section 202(a)(22) of  the
             Investment Advisers Act of 1940.

     ___     Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust  company and whose  participants  are  exclusively
             (a) plans  established and maintained by a State,  its political  subdivisions,  or any agency or  instrumentality  of the
             State or its political  subdivisions,  for the benefit of its employees,  or (b) employee benefit plans within the meaning of Title I of the Employee  Retirement  Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3.       The term  "securities" as used herein does not include  (i) securities of issuers that are affiliated with the Buyer,
(ii) securities  that are part of an unsold  allotment to or subscription by the Buyer,  if the Buyer is a dealer,  (iii) bank  deposit notes and  certificates  of  deposit,  (iv) loan  participations,  (v) repurchase  agreements,  (vi) securities  owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4.       For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary  basis by the
Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding paragraph.  Further,  in  determining  such aggregate  amount,  the Buyer may have included  securities  owned by  subsidiaries  of the
Buyer,  but only if such  subsidiaries  are  consolidated  with the Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of such  subsidiaries  are managed  under the Buyer's  direction.
However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the
Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5.       The Buyer  acknowledges  that it is familiar with Rule 144A and  understands  that the seller to it and other parties related to the  Certificates  are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the
Buyer may be in reliance on Rule 144A.

  ___         ___ Will the Buyer be purchasing the Rule 144A
  Yes         No           Securities only for the Buyer's own account?

         6.       If the answer to the  foregoing  question  is "no",  the Buyer  agrees  that,  in  connection  with any  purchase  of securities  sold to the Buyer for the account of a third party  (including  any separate  account) in reliance on Rule 144A,  the Buyer will only  purchase  for the  account of a third  party that at the time is a  "qualified  institutional  buyer"  within the meaning of
Rule 144A.  In addition,  the Buyer agrees that the Buyer will not purchase  securities for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken other  appropriate  steps  contemplated  by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given, the Buyer's purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:  ______________________________________
                                                     Name:
                                                     Title:

                                            Date:

                                                         ANNEX 2 TO EXHIBIT O

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                         [For Buyers That Are Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment  Representation to which this
Certification is attached:

                  1.       As indicated  below, the undersigned is the President,  Chief Financial  Officer or Senior Vice President of
the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2.       In connection  with  purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC
Rule 144A  because  (i) the Buyer is an investment  company  registered  under the  Investment  Company Act of 1940, and (ii) as marked below,  the Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000  in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of  determining  the amount of securities owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____              The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____              The Buyer is part of a Family of  Investment  Companies  which owned in the aggregate  $______________  in securities
                  (other than the excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

                  3.       The term "Family of Investment  Companies" as used herein means two or more registered  investment companies
(or series  thereof) that have the same  investment  adviser or investment  advisers that are  affiliated  (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4.       The term  "securities"  as used herein does not include  (i) securities  of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit,  (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase  agreement and (vi) currency,  interest rate and commodity swaps.

                  5.       The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification is made are  relying  and will  continue  to rely on the  statements  made  herein  because  one or more  sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

                  6.       The undersigned  will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice,  the Buyer's purchase of Rule 144A  Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:_________________________________________
                                                     Name:
                                                     Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:

                                                               EXHIBIT P

                                                              [RESERVED]

                                                              EXHIBIT Q-1

                                                  FORM OF ERISA REPRESENTATION LETTER

                                                      [For Class B Certificates]

                                                     ______________, 2006

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-EFC2

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

         Re:      Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-EFC2, Class [A-__], Class M-[_]

Ladies and Gentlemen:
                  _________________________  (the  "Purchaser")  intends to purchase from  ___________________________  (the  "Seller")
$_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-EFC2,  Class __
(the  "Certificates"),  issued  pursuant to the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of
November 1, 2006 among Residential Asset Mortgage Products,  Inc., as seller (the "Depositor"),  Residential  Funding Company,  LLC, as
master servicer (the "Master Servicer"),  and U.S. Bank National  Association,  as trustee and supplemental interest trust trustee (the
"Trustee" and  "Supplemental  Interest Trust Trustee,"  respectively).  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

                  (a)      The  Purchaser  is not an  employee  benefit  plan or  other  plan  subject  to the  prohibited  transaction provisions of the Employee Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code
of 1986, as amended (the "Code") (each, a "Plan"),  or any Person (including,  an investment manager, a named fiduciary or a trustee of any Plan) who is using  "plan  assets,"  within  the  meaning of the  U.S. Department  of Labor  regulation  promulgated  at  29 C.F.R.
ss. 2510.3-101, as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan Investor"), to effect such acquisition; or

                  (b)      The Purchaser is an insurance  company,  the source of funds used to purchase or hold the  Certificates  (or any interest therein) is an "insurance company general account" (as defined in  U.S. Department  of Labor Prohibited  Transaction Class
Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

                  In addition,  the Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the Trustee,  the
Depositor and the Master  Servicer that the Purchaser  will not transfer the  Certificates  to any  transferee  unless such  transferee meets the requirements set forth in either (a) or (b) above.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:____________________________________________
                                                              Name:
                                                              Title:

                                                              EXHIBIT Q-2

                                                  FORM OF ERISA REPRESENTATION LETTER
                                          [for Class A Certificates and Class M Certificates]

                                                                                                                                 [date]
Residential Funding Company, LLC
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota 55437

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RAMP Series 2006-EFC2

         Re:      Residential Asset Mortgage Products, Inc. Mortgage
                  Asset-Backed Pass-Through Certificates, Series 2006-EFC2
                  Class __

Ladies and Gentlemen:
         _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller")
$_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC2, Class __
(the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of
November 1, 2006 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Company, LLC, as
master servicer (the "Master Servicer"), and U.S. Bank National Association, as trustee and supplemental interest trust trustee (the
"Trustee" and "Supplemental Interest Trust Trustee," respectively). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

         (1)      As of any date prior to the  termination  of the Swap  Agreement,  the Purchaser  hereby  certifies,  represents  and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that:

         (a)      The Purchaser is not an employee benefit or other plan subject to the prohibited  transaction  provisions of ERISA or
                  Section 4975 of the Code (each, a "Plan"),  or any Person (including,  without  limitation,  an investment manager, a named  fiduciary or a trustee of any Plan) who is using plan  assets,  within the meaning of the  U.S. Department  of
                  Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan (each, a
                  "Plan Investor") to effect such acquisition; or

         (b)      The  Purchaser's  acquisition  of the above  referenced  certificates  and the right to receive  (and its receipt of)
                  payments from the  supplemental  interest trust are eligible for exemptive relief available under at least one of the following exemptions:

                  (i)      Prohibited  Transaction Class Exemption  ("PTCE") 84-14,  regarding  transactions  negotiated by independent
                           "qualified professional asset managers";

                  (ii)     PTCE 90-1, regarding investments by insurance company pooled separate accounts;

                  (iii)    PTCE 91-38, regarding investments by bank collective investment funds;

                  (iv)     PTCE 95-60, regarding investments by insurance company general accounts;

                  (v)      PTCE 96-23, regarding transactions negotiated by certain in-house asset managers; or

                  (vi)     Section  408(b)(17)  of ERISA,  regarding  transactions  between a Plan and a person or an entity  that is a party in interest to such Plan (other than a party in interest that is a fiduciary,  or its affiliate,  that has or exercises  discretionary authority or control or renders investment advice with respect to the assets of the Plan involved in the  transaction)  solely by reason of providing  services to the Plan,  but only if the Plan pays no more, or receives no less, than adequate consideration.

         In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master  Servicer that prior to the  termination  of the Swap  Agreement,  the Purchaser will not transfer the  Certificates  to any transferee unless that transferee meets the requirements in either (a) or (b) above.

   (2)   As of any date after the termination of the Swap Agreement,  the Purchaser hereby  certifies,  represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that:

         (a)      The Purchaser is not a Plan or a Plan Investor;

         (b)      The  Purchaser  has acquired  and is holding the  Certificates  in reliance on U.S.  Department  of Labor  Prohibited
                  Transaction  Exemption  ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as most recently  amended by PTE 2002-41,
                  67 Fed.  Reg.  54487  (August 22,  2002)  (the "RFC  Exemption"),  and that it  understands  that  there are  certain conditions to the  availability of the RFC Exemption  including that such  Certificate  must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's or Moody's; or

         (c)      The  Purchaser  is an  insurance  company,  the source of funds used to  purchase  or hold the  Certificates  (or any interest  therein) is an "insurance  company  general  account" (as defined in U.S.  Department  of Labor  Prohibited
                  Transaction  Class Exemption  ("PTCE") 95-60),  and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

         In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master  Servicer  that after the  termination  of the Swap  Agreement,  the  Purchaser  will not transfer the  Certificates  to any transferee unless that transferee meets the requirements in either (a), (b) or (c) above.

                                                              Very truly yours,
                                                              By: _______________________
                                                              Name: ____________________
                                                              Title: _____________________

                                                              EXHIBIT R-1

                                                    FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

         I have reviewed  this report on Form 10-K and all reports on Form 10-D  required to be filed in respect of the period  covered by this report on Form 10-K of the trust (the Exchange Act periodic  reports) created  pursuant to the Pooling and Servicing  Agreement dated ____________ (the "Agreement") among Residential Asset Mortgage Products,  Inc.,  Residential  Funding Company,  LLC (the "Master
Servicer") and [Name of Trustee] (the "Trustee");

         (1)      Based on my knowledge,  Exchange Act periodic  reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

         (2)      Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form
10-D for the period covered by this report is included in the Exchange Act periodic reports;

         (3)      I am  responsible  for reviewing the  activities  performed by the Master  Servicer and based on my knowledge and the compliance  review conducted in preparing the servicer  compliance  statement  required in this report under Item 1123 of Regulation AB and except as disclosed in the Exchange Act periodic  reports,  the Master Servicer has fulfilled its obligations  under the Agreement;
and

         (4)      All of the reports on assessment of compliance with servicing criteria for asset-backed  securities and their related attestation  reports on assessment of compliance with servicing  criteria for asset-backed  securities  required to be included in this report in  accordance  with  Item 1122 of  Regulation  AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this report,  except as otherwise  disclosed in this report.  Any material  instances of  noncompliance  described in such reports have been disclosed in this report on Form 10-K.

         In giving the certifications  above, I have reasonably relied on the information provided to me by the following  unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                              EXHIBIT R-2

                                        FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The undersigned,  a Responsible  Officer of U.S. Bank National  Association  (the "Trustee"  and "Supplemental  Interest Trust
Trustee," respectively) certifies that:

         1.       The Trustee has performed all of the duties  specifically  required to be performed by it pursuant to the  provisions of the  Pooling and  Servicing  Agreement  dated as of  November 1, 2006 (the  "Agreement")  by and among  Residential  Asset  Mortgage
Products,  Inc. (the  "Depositor"),  Residential  Funding Company,  LLC (the "Master  Servicer") and the Trustee in accordance with the standards set forth therein.

         2.       Based on my knowledge,  the list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar  year that is provided by the Trustee  pursuant to  Section 4.03(f)(I) of  the Agreement is accurate as of the last day of the
20___ calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___.

                                                              _________________________________
                                                              [Signature]
                                                              Name:
                                                              Title:

                                                               EXHIBIT S

        INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                               EXHIBIT T

                                             SCHEDULE OF SWAP AGREEMENT NOTIONAL BALANCES

                                                               EXHIBIT U

                                                            SWAP AGREEMENT

                                                   [See Tab [__] of the closing set]

                                                               EXHIBIT V

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                  The  assessment of compliance to be delivered by the Trustee shall  address,  at a minimum,  the criteria  identified below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures  are  instituted to monitor any  performance or other  triggers  and  events of default  in  accordance  with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If  any  material  servicing  activities  are  outsourced  to  third parties,  policies  and  procedures  are  instituted  to monitor the
                     third  party's   performance  and  compliance  with  such  servicing
                     activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any  requirements  in  the  transaction  agreements  to  maintain  a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions  policy is in effect on the
                     party   participating  in  the  servicing  function  throughout  the
                     reporting  period  in  the  amount  of  coverage   required  by  and
                     otherwise  in   accordance   with  the  terms  of  the   transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments  on  pool  assets  are  deposited   into  the   appropriate   |X| (as to accounts
                     custodial  bank accounts and related bank clearing  accounts no more than two business days  following  receipt,  or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements  made via wire  transfer on behalf of an obligor or to  |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees  regarding  collections,  cash flows or  distributions,  and any  interest or other fees charged for such advances,  are made,  reviewed  and  approved  as  specified  in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The  related  accounts  for the  transaction,  such as cash  reserve
                     accounts    or    accounts     established     as    a    form    of
                     overcollateralization,   are  separately   maintained   (e.g.,  with   |X| (as to accounts
                     respect  to  commingling  of cash) as set  forth in the  transaction    held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each  custodial   account  is  maintained  at  a  federally  insured
                     depository  institution as set forth in the transaction  agreements.
                     For  purposes  of  this  criterion,  "federally  insured  depository institution" with respect to a foreign  financial  institution means a foreign financial  institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued  checks  are  safeguarded  so  as to  prevent  unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations   are   prepared   on  a   monthly   basis  for  all
                     asset-backed  securities related bank accounts,  including custodial accounts and related bank clearing accounts.  These  reconciliations are  (A) mathematically  accurate;  (B) prepared  within 30 calendar days after the bank  statement  cutoff date, or such other number of days  specified  in the  transaction  agreements;  (C) reviewed  and
                     approved  by  someone   other  than  the  person  who  prepared  the
                     reconciliation;  and (D) contain explanations for reconciling items.
                     These  reconciling  items are  resolved  within 90 calendar  days of
                     their  original  identification,   or  such  other  number  of  days
                     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports  to  investors,   including  those  to  be  filed  with  the
                     Commission,  are  maintained  in  accordance  with  the  transaction agreements and  applicable  Commission  requirements.  Specifically, such reports  (A) are  prepared in accordance  with  timeframes  and other  terms set forth in the  transaction  agreements;  (B) provide information  calculated  in accordance  with the terms  specified in the  transaction  agreements;  (C) are filed with the  Commission as
                     required  by  its  rules  and   regulations;   and  (D) agree   with
                     investors'  or  the  trustee's   records  as  to  the  total  unpaid
                     principal  balance  and  number  of  pool  assets  serviced  by  the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors  are  allocated  and remitted in accordance           |X|
                     with timeframes,  distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements  made to an investor  are posted  within two  business
                     days to the  servicer's  investor  records,  or such other number of           |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts  remitted to investors  per the investor  reports agree with
                     cancelled  checks,  or other  form of  payment,  or  custodial  bank           |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral  or security on pool assets is  maintained as required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related  documents  are  safeguarded  as required by
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any  additions,  removals  or  substitutions  to the asset  pool are made,  reviewed and approved in  accordance  with any  conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets,  including any payoffs,  made in accordance with the related pool asset  documents are posted to the  servicer's obligor  records  maintained  no more than two  business  days after receipt,  or such other number of days specified in the  transaction agreements,  and  allocated  to  principal,  interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The  servicer's  records  regarding  the pool assets  agree with the servicer's  records with respect to an  obligor's  unpaid  principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes  with  respect to the terms or status of an  obligor's  pool asset (e.g.,  loan  modifications  or re-agings) are made,  reviewed
                     and  approved  by  authorized   personnel  in  accordance  with  the
                     transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss  mitigation  or  recovery  actions  (e.g.,  forbearance  plans, modifications  and deeds in lieu of  foreclosure,  foreclosures  and
                     repossessions,   as  applicable)   are   initiated,   conducted  and
                     concluded in accordance  with the  timeframes or other  requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records  documenting  collection  efforts are maintained  during the
                     period  a  pool  asset  is  delinquent   in   accordance   with  the
                     transaction  agreements.  Such records are  maintained on at least a monthly  basis,  or such other period  specified in the  transaction agreements,  and  describe  the entity's  activities  in  monitoring delinquent pool assets including,  for example, phone calls, letters and payment  rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments  to  interest  rates or rates of return for pool  assets with  variable  rates are  computed  based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding  any funds  held in trust for an  obligor  (such as escrow accounts):  (A) such  funds are  analyzed,  in  accordance  with the obligor's  pool asset  documents,  on at least an annual  basis,  or
                     such  other  period   specified  in  the   transaction   agreements;
                     (B) interest  on such funds is paid,  or  credited,  to  obligors in accordance  with applicable pool asset documents and state laws; and
                     (C) such  funds are returned to the obligor  within 30 calendar days of full  repayment of the related  pool asset,  or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments  made on behalf  of an  obligor  (such as tax or  insurance payments)  are made on or before the related  penalty or  expiration dates,  as  indicated on the  appropriate  bills or notices for such payments,  provided  that  such  support  has been  received  by the servicer at least 30  calendar  days prior to these  dates,  or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late  payment  penalties  in  connection  with any payment to be made on behalf of an obligor are paid from the servicer's  funds and not charged to the  obligor,  unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements  made on behalf of an obligor  are  posted  within two business days to the obligor's  records  maintained by the servicer,
                     or  such  other  number  of  days   specified  in  the   transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies,    charge-offs   and   uncollectible   accounts   are
                     recognized   and  recorded  in  accordance   with  the   transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any  external  enhancement  or  other  support,  identified  in Item
                     1114(a)(1) through  (3) or Item 1115 of Regulation AB, is maintained           |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

                                                              EXHIBIT W-1

                                FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

         [Euroclear                                           Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B-1210 Brussels, Belgium                             L-1331 Luxembourg]

                  Re: Residential Asset Mortgage Products,  Inc., Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-EFC2,
                  Class [B][SB],  issued pursuant to the Pooling and Servicing Agreement dated as of November 1, 2006 among Residential
                  Asset Mortgage Products,  Inc., Residential Funding Company, LLC, and U.S. Bank National Association,  as Trustee and
                  Supplemental Interest Trust Trustee (the "Certificates").

         This is to certify  that as of the date hereof and except as set forth  below,  the  beneficial  interest in the  Certificates held by you for our account is owned by persons  that are not U.S.  persons (as defined in Rule 901 under the  Securities  Act of 1933, as amended).

         The  undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification  relating to the  Certificates  held by you in which the  undersigned has acquired,  or intends to acquire,  a beneficial interest in accordance with your operating  procedures if any applicable  statement  herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

         [This  certification  excepts  beneficial  interests  in and  does not  relate  to U.S.  $_________  principal  amount  of the
Certificates  appearing  in your  books  as  being  held for our  account  but that we have  sold or as to which we are not yet able to certify.]

         We  understand  that this  certification  is required in  connection  with  certain  securities  laws in the United  States of
America.  If administrative  or legal  proceedings are commenced or threatened in connection with which this  certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated: _____________________________,*/      By: ___________________________________ ,
                                            Account Holder

*        Certification  must be dated on or after the 15th day  before the date of the  Euroclear  or Cedel  certificate  to which this certification releases.
**       Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                              EXHIBIT W-2

                                FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

         U.S. Bank National Association

         Re:      Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-EFC2, Class
                  [B][SB],  issued pursuant to the Pooling and Servicing Agreement dated as of November 1, 2006 among Residential Asset
                  Mortgage  Products,  Inc.,  Residential  Funding  Company,  LLC, and U.S. Bank National  Association,  as Trustee and
                  Supplemental Interest Trust Trustee (the "Certificates").

         This is to certify  that,  based  solely on  certifications  we have  received in writing,  by tested  telex or by  electronic transmission  from member  organizations  appearing in our records as persons being  entitled to a portion of the principal  amount set forth below (our  "Member  Organizations")  as of the date  hereof,  $____________  principal  amount of the  Certificates  is owned by persons (a) that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933. as amended (the  "Securities  Act")) or
(b) who purchased their  Certificates (or interests  therein) in a transaction or transactions that did not require  registration under the Securities Act.

         We  further  certify  (a) that we are not making  available  herewith  for  exchange  any  portion  of the  related  Temporary
Regulation S Global Class [B][SB]  Certificate  excepted in such certifications and (b) that as of the date hereof we have not received any  notification  from any of our Member  Organizations  to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof

         We  understand  that this  certification  is required in  connection  with  certain  securities  laws of the United  States of
America.  If administrative  or legal  proceedings are commenced or threatened in connection with which this  certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date: ____________________ *                Yours faithfully,

* To be dated no earlier                    By:  _________________________________
than the Effective Date.                    [Morgan Guaranty Trust Company of New York,  Brussels Office,  as Operator of the Euroclear
                                            Clearance System
                                            Cedel, Societe anonyme]

                                                               EXHIBIT X

                                                       FORM OF
                                        CERTIFICATE TO BE GIVEN BY TRANSFEREE
                                      OF BENEFICIAL INTEREST IN A REGULATION S
                                               BOOK-ENTRY CERTIFICATE

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B- 1210 Brussels, Belgium                            L- 1331 Luxembourg

                  Re:      Residential  Asset  Mortgage  Products,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                           2006-EFC2,  Class [B][SB],  issued  pursuant to the Pooling and Servicing  Agreement dated as of November 1,
                           2006 among  Residential  Asset Mortgage  Products,  Inc.,  Residential  Funding Company,  LLC, and U.S. Bank
                           National Association, as Trustee and Supplemental Interest Trust Trustee (the "Certificates").

         This is to certify  that as of the date  hereof,  and except as set forth  below,  for  purposes  of  acquiring  a  beneficial interest in the Certificates,  the undersigned  certifies that it is not a U.S. person (as defined in Rule 901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification  relating  to the  Certificates  held by you in which the  undersigned  intends  to  acquire  a  beneficial  interest  in accordance with your operating  procedures if any applicable  statement  herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

         We  understand  that this  certification  is required in  connection  with  certain  securities  laws in the United  States of
America.  If administrative  or legal  proceedings are commenced or threatened in connection with which this  certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:  _____________________                 By:____________________________

                                                               EXHIBIT Y

                                                       FORM OF
                                        TRANSFER CERTIFICATE FOR EXCHANGE OR
                                      TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                                       TO REGULATION S BOOK-ENTRY CERTIFICATE

                                           U.S. Bank National Association

                  Re:      Residential  Asset  Mortgage  Products,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                           2006-EFC2,  Class [B][SB],  issued  pursuant to the Pooling and Servicing  Agreement dated as of November 1,
                           2006 (the "Agreement"),  among Residential Asset Mortgage Products,  Inc.,  Residential Funding Company, LLC
                           and U.S. Bank National Association, as Trustee and Supplemental Interest Trust Trustee (the "Certificates").

         Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         This letter relates to U.S.  $____________  principal  amount of  Certificates  that are held as a beneficial  interest in the
144A  Book-Entry  Certificate  (CUSIP No.  ________)  with DTC in the name of  [insert  name of  transferor]  (the  "Transferor").  The
Transferor  has  requested  an exchange or transfer of the  beneficial  interest for an interest in the  Permanent  Regulation S Global
Class [B][SB] Certificate (CUSIP No. ________) to be held with [Euroclear] [Cedel] through DTC.

         In connection  with the request and in receipt of the  Certificates,  the Transferor  does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Certificates and:

                  (a)      pursuant  to and in  accordance  with  Regulation  S under  the  Securities  Act of 1933,  as  amended  (the
         "Securities Act"), and accordingly the Transferor does hereby certify that:

                           (i)      the offer of the Certificates was not made to a person in the United States of America,

                           (ii)     at the time the buy order was  originated,  the transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably  believed that the transferee was outside the United
                  States of America,

                           (ii)     the transaction was executed in, on or through the facilities of a designated  offshore  securities market and neither the Transferor  nor any person acting on its behalf knows that the  transaction  was  pre-arranged with a buyer in the United States of America,**

                           (iii)    no directed  selling efforts have been made in  contravention of the requirements of Rule 903(b) or
                  904(b) of Regulation 5, as applicable,

                           (iv)     the  transaction  is not part of a plan or  scheme to evade the  registration  requirements  of the
                  Securities Act, and

                  (b)      with respect to transfers made in reliance on Rule 144 under the Securities  Act, the Transferor does hereby certify that the Certificates are being transferred in a transaction permitted by Rule 144 under the Securities Act.

         This  certification  and the  statements  contained  herein are made for your  benefit  and the  benefit of the issuer and the
[placement agent].

                                                              [Insert name of Transferor]

Date: ___________________________           By: __________________________________________
                                            Title:

                                                               EXHIBIT Z

                                                       FORM OF
                                       INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

                  Re:      Residential  Asset  Mortgage  Products,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                           2006-EFC2,  Class [B][SB],  issued  pursuant to the Pooling and Servicing  Agreement dated as of November 1,
                           2006 (the "Agreement") among Residential Asset Mortgage Products,  Inc.,  Residential Funding Company,  LLC,
                           and U.S. Bank National Association, as Trustee and Supplemental Interest Trust Trustee (the "Certificates").

         Pursuant to Section  5.02(e) of the  Agreement,  ________________________  (the  "Initial  Purchaser")  hereby  requests  that
$______________  aggregate  principal  amount  of the  Certificates  held by you for  our  account  and  represented  by the  Temporary
Regulation S Global Class [B][SB]  Certificate  (CUSIP No.  ________) (as defined in the Agreement) be exchanged for an equal principal amount represented by the Rule 144A Global Class [B][SB] Certificate (CUSIP No. _______) to be held by you for our account.

Date:  _____________________                        [Initial Purchaser]

                                                     By: ___________________________
                                                     Title:

                                                              EXHIBIT AA

                                              PREMIUM AMOUNT PERCENTAGE

                                                    [On file with Master Servicer]